As filed with the Securities and Exchange Commission on July 11, 2007

Registration No. 333-143628

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. ____1____          ☐ Post-Effective Amendment No. ________

(Check appropriate box or boxes)

SIT MUTUAL FUNDS II, INC.

(Exact Name of Registrant as Specified in Charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, Minnesota 55402

(Address of Principal Executive Offices)

(612) 332-3223

(Registrant’s Area Code and Telephone Number)

Paul E. Rasmussen, Esq.

Sit Mutual Funds

3300 IDS Center

Minneapolis, Minnesota 55402

(Name and Address of Agent for Service)

Copy to:

Michael J. Radmer, Esq.

Dorsey & Whitney LLP

50 South Sixth Street, Suite 1500

Minneapolis, Minnesota 55402

Approximate Date of Proposed Public Offering:

As soon as possible following the effective date of this Registration Statement.

It is proposed that this filing become effective on:

July 11, 2007 pursuant to Rule 488.

The title of securities being registered is common stock, par value $0.001 per share.

No filing fee is required because of Registrant’s reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

SIT MUTUAL FUNDS II, INC.

REGISTRATION STATEMENT ON FORM N-14

SIT MUTUAL FUNDS TRUST

3300 IDS Center

80 South Eighth Street

Minneapolis, Minnesota 55402

July 13, 2007

To the Shareholders of Sit Florida Tax-Free Income Fund:

I am writing to inform you of a Special Meeting of the shareholders of Sit Florida Tax-Free Income Fund (“Florida Fund”) to be held at 9:00 a.m., Central time, on July 27, 2007, at the offices of Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota. The purpose of this meeting is to vote on a proposal to combine Florida Fund into Sit Tax-Free Income Fund (“Tax-Free Fund”). If the proposed reorganization is approved, you will receive shares of Tax-Free Fund with a value equal to the value of your Florida Fund shares.

The attached Prospectus/Proxy Statement provides you with additional information about the proposed reorganization and a comparison of the Funds. There is also attached a “Q&A” which should provide answers to many of your questions. We urge you to read all of the enclosed materials carefully.

The board of directors for Sit Mutual Funds II, Inc., the issuer of Tax-Free Fund, and the board of trustees for Sit Mutual Funds Trust, the Trust consisting of one series of shares in the Florida Fund, have approved the proposed reorganization of the Funds. I encourage you to vote “FOR” the proposal, and ask that you please send your completed proxy ballot in as soon as possible to help save the cost of additional solicitations. As always, we thank you for your confidence and support.

Sincerely,

/s/ Eugene C. Sit
Eugene C. Sit Chairman

WHAT YOU SHOULD KNOW ABOUT

THIS PROPOSED FUND REORGANIZATION

The board of trustees of Sit Mutual Funds Trust, on behalf of Sit Florida Tax-Free Income Fund (“Florida Fund”) encourages you to read the attached Prospectus/Proxy Statement carefully. The following is a brief overview of the key issues.

Why is my Fund holding a special shareholder meeting on July 27, 2007?

The meeting is being called to ask you to approve the reorganization of Florida Fund into Sit Tax-Free Income Fund (“Tax-Free Fund”), a “tax-free” fund in the Sit fund family. If shareholders vote in favor of the reorganization, Tax-Free Fund will acquire all or substantially all of the assets and all of the liabilities of Florida Fund, and your shares of Florida Fund will be exchanged for shares of Tax-Free Fund with the same value.

The board of trustees of Sit Mutual Funds Trust, on behalf of Florida Fund, and the board of directors of Sit Mutual Funds II, Inc., on behalf of Tax-Free Fund have determined that the proposed reorganization is in the best interests of the shareholders of both Funds and that the interests of the existing shareholders of each Fund will not be diluted. Your board of trustees recommends that you vote “FOR” the reorganization. As explained below, the reorganization is expected to be tax-free.

Why has my board of trustees recommended that I vote in favor of the reorganization?

Based upon the recommendation of Sit Investment Associates, Inc. (the “Adviser”), the investment adviser to both Florida Fund and Tax-Free Fund, your board of trustees concluded that Florida Fund is unlikely to grow to a size that is as economically viable as Tax-Free Fund. While Florida Fund, at March 31, 2007, had net assets of $3.7 million, Tax-Free Fund had net assets of $377.5 million. Your board believes that the larger asset base of the combined Funds may provide several benefits to the shareholders of both Funds, including the creation of a larger and potentially more stable fund for investment management and economies of scale associated with higher asset levels. In addition, your board noted the tax-free nature of the proposed reorganization, as explained below. Additional information regarding the boards’ deliberations is described in the attached Prospectus/Proxy Statement under the heading “Information about the Reorganization – Reasons for the Reorganization.”

How are Florida Fund and Tax-Free Fund alike? How do they differ?

The investment objectives of these Funds are substantially similar. The Tax-Free Fund has an objective of seeking high current income that is exempt from federal income tax consistent with preservation of capital. The Florida Fund has an objective of seeking high current income that is exempt from federal regular income tax. In addition, The Tax-Free Fund seeks to achieve its investment objective by investing primarily in municipal securities that generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. The Florida Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. The material differences in the Funds’ investment strategies are:

•	Florida Fund substantially invests in municipal securities issued by the state of Florida and its political subdivisions.

•	Tax-Free Fund invests in municipal securities issued by U.S. states, territories, and possessions and their political subdivisions, agencies, and instrumentalities which includes the state of Florida.

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•	Florida Fund may invest up to 30% of its net assets in securities rated below investment-grade.

•	Tax-Free Fund may invest up to 25% of its net assets in securities rated below investment-grade.

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Florida Fund may invest up to 10% of its net assets in securities that generate interest income subject to federal alternative minimum tax. However, as of March 31, 2007, the Fund did not hold any such AMT securities.

•

Tax-Free Fund may invest up to 20% of its net assets in securities that generate interest income subject to federal alternative minimum tax. However, as of March 31, 2007, the Fund did not hold any such AMT securities.

The investment risks associated with these Funds also are similar, except that investments in Florida Fund are subject to Florida state specific risk, which is not a primary risk of investing in Tax-Free Fund. The Funds’ principal risks are described and compared in the attached Prospectus/Proxy Statement under the heading “Risk Factors.”

Will Florida Fund’s expenses remain the same?

If the reorganization is approved, the contractual annual fund operating expenses paid by Florida Fund shareholders will remain the same at .80% (excluding fees and expenses of acquired funds). Due to the Adviser’s voluntary waiver of fees, Tax-Free Fund’s actual expenses (excluding fees and expenses of acquired funds) are lower; for the year ended March 31, 2007, Tax-Free Fund’s expenses (excluding fees and expenses of acquired funds) were equal to .77% of the Fund’s average daily net assets. After December 31, 2007, the voluntary fee waiver may be terminated at any time by the Adviser.

What happens if shareholders decide in favor of the reorganization?

If the reorganization is approved, Tax-Free Fund will acquire all or substantially all of the assets and all of the liabilities of Florida Fund, and the shareholders of Florida Fund will receive full and fractional shares of Tax-Free Fund equal in value to the shares of Florida Fund that they owned immediately prior to the reorganization. Following distribution of the shares of Tax-Free Fund, Florida Fund will liquidate and dissolve.

What happens if shareholders do not approve the reorganization?

If shareholders do not approve the reorganization, Florida Fund initially will continue to be managed as a separate fund in accordance with its current investment objective and investment strategies. However, the board of trustees of Florida Fund may consider other alternatives, such as re-submission of the reorganization proposal to shareholders, submission of a liquidation proposal to shareholders or changes in the investment strategies of Florida Fund.

If the Funds merge, will there be tax consequences for me?

Unlike a transaction where you sell shares of one fund in order to buy shares of another, the reorganization will not be considered a taxable event. The Funds themselves will recognize no gains or losses on assets as a result of the reorganization. Therefore, you will not have reportable capital gains or losses due to the reorganization, although you may receive a distribution, immediately prior to the reorganization, of all of current year net income and net realized capital gains, if any, not previously distributed by Florida Fund.

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However, you should consult your own tax adviser regarding any possible effect the proposed reorganization might have on you, given your personal circumstances – particularly regarding state and local taxes.

Who will pay the costs for the reorganization?

The expenses of the reorganization, including legal expenses, printing, packaging, and postage, plus the cost of any supplementary solicitations, will be borne by the Adviser.

What does the board of trustees recommend?

The board of trustees of Florida Fund recommends that you vote in favor of the reorganization. Before you do, however, be sure to study the issues involved and call us with any questions, then vote promptly to ensure that a quorum will be represented at the special shareholders meeting.

Where do I get more information about Florida Fund and Tax-Free Fund?

Please call the Funds at (800) 332-5580 or (612) 334-5888 or go online at www.sitfunds.com.

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SIT FLORIDA TAX-FREE INCOME FUND

a series of

SIT MUTUAL FUNDS TRUST

3300 IDS Center

80 South Eighth Street

Minneapolis, Minnesota 55402

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 27, 2007

To the Shareholders of Sit Florida Tax-Free Income Fund:	July 13, 2007

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Sit Florida Tax-Free Income Fund (“Florida Fund”) will be held at 9:00 a.m., Central time, on July 27, 2007, at the offices of Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota. The purpose of the special meeting is as follows:

1.

To consider and vote on a proposed Agreement and Plan of Reorganization (the “Plan”) providing for (a) the acquisition of all or substantially all of the assets and the assumption of all of the liabilities of Florida Fund by Sit Tax-Free Income Fund (“Tax-Free Fund”) in exchange for full and fractional shares of common stock, of Tax-Free Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Florida Fund and (b) the distribution of Tax-Free Fund shares to the shareholders of Florida Fund in liquidation of Florida Fund. Under the Plan, each Florida Fund shareholder will receive Tax-Free Fund shares with a net asset value equal as of the effective time of the Plan to the net asset value of their Florida Fund shares.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Even if Florida Fund shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See “Information about the Reorganization – Agreement and Plan of Reorganization” in the attached Prospectus/Proxy Statement.

THE BOARD OF TRUSTEES OF FLORIDA FUND RECOMMENDS APPROVAL OF THE PLAN.

The close of business on June 20, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

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WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Prospectus/Proxy Statement in the section entitled “Voting Information – General.”

By Order of the Board of Trustees

/s/ Eugene C. Sit
Eugene C. Sit Chairman

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PROSPECTUS/PROXY STATEMENT

dated July 9, 2007

SIT MUTUAL FUNDS II, INC.

SIT MUTUAL FUNDS TRUST

3300 IDS Center

80 South Eighth Street

Minneapolis, Minnesota 55402

(800) 332-5580 or (612) 334-5888

Acquisition of the Assets of Sit Florida Tax-Free Income Fund, a series of Sit Mutual Funds Trust

By and in Exchange for Shares of Sit Tax-Free Income Fund, a series of Sit Mutual Funds II, Inc.

We are furnishing this combined Prospectus/Proxy Statement to the shareholders of Sit Florida Tax-Free Income Fund (“Florida Fund”) in connection with the solicitation of proxies by Florida Fund’s board of trustees for use at a special meeting of the shareholders of Florida Fund to be held at 9:00 a.m., Central time, on July 27, 2007, at the offices of Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Prospectus/Proxy Statement is first being mailed to Florida Fund shareholders on or about July 13, 2007.

This Prospectus/Proxy Statement relates to a proposed Agreement and Plan of Reorganization (the “Plan”) providing for (a) the acquisition of all or substantially all of the assets and the assumption of all of the liabilities of Florida Fund by Sit Tax-Free Income Fund (“Tax-Free Fund”) in exchange for full and fractional shares of common stock of Tax-Free Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Florida Fund and (b) the distribution of Tax-Free Fund shares to the shareholders of Florida Fund in liquidation of Florida Fund. Under the Plan, each Florida Fund shareholder will receive Tax-Free Fund shares with a net asset value equal to the net asset value of their Florida Fund shares.

Both Florida Fund and Tax-Free Fund are open-end funds with the investment objective to seek high current income that is exempt from federal regular income tax. The Funds’ investment objectives, principal investment strategies and principal risks are described and compared below under “Risk Factors” and “Information about Florida Fund and Tax-Free Fund – Comparison of Investment Objectives and Principal Investment Strategies.”

Because Florida Fund shareholders are being asked to approve a transaction that will result in their receiving shares of Tax-Free Fund, this documents also serves as a Prospectus for Tax-Free Fund shares. This Prospectus/Proxy Statement concisely sets forth information about Tax-Free Fund that shareholders of Florida Fund should know before voting on the Plan, and it should be retained for future reference.

Additional information about Florida Fund and Tax-Free Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Funds at 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, by calling the Funds at (800) 332-5580 or (612) 334-5888, or by going online to www.sitfunds.com. You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

Information which has been filed with the Securities and Exchange Commission includes a Statement of Additional Information dated July 9, 2007 relating to this Prospectus/Proxy Statement, which is incorporated herein by reference. This Prospectus/Proxy Statement also includes the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A to this Prospectus/Proxy Statement. The Prospectus dated August 1, 2006 of Florida Fund and Tax-Free Fund also is incorporated into this Prospectus/Proxy Statement by reference, a copy of which is attached as Exhibit B to this Prospectus/Proxy Statement.

The documents listed below are incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement, and these items will be provided with any copy of the Statement of Additional Information which is requested. Any documents requested will be sent within one business day of receipt of the request by first class mail or other means designed to ensure equally prompt delivery.

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The financial statements of Florida Fund and Tax-Free Fund included as part of the Funds’ Annual Report to shareholders for fiscal year ended March 31, 2007 are incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

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The Statement of Additional Information dated August 1, 2006 of Florida Fund and Tax-Free Fund is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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FEES AND EXPENSES

This table describes the fees and expenses that:

•	you currently bear as a Florida Fund shareholder (“Florida Fund” column);
•	shareholders of Tax-Free Fund currently bear (“Tax-Free Fund” column); and
•	you can expect to bear as a Tax-Free Fund shareholder after the proposed reorganization (“Pro Forma” column).

Both Funds are no-load investments, so you will not pay sales charges (loads) or exchange fees when you buy or sell shares of either Fund. When you hold shares of either Fund, you indirectly pay a portion of that Fund’s operating expenses. These expenses are deducted from Fund assets.

	Florida Fund	Tax-Free Fund	Pro Forma
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses as a % of average net assets (expenses that are deducted from Fund assets)
Management Fees	0.80%	0.80%[1]	0.80%[1]
Distribution (12b-1) Fees	None	None	None
Other Expenses	None	None	None
Acquired Fund Fees and Expenses [2]	None	0.01%	0.01%
Total Annual Fund Operating Expenses	0.80%	0.81%[1]	0.81%[1]

___________________________

1  Management fee represents the contractual fee and does not reflect the Adviser’s voluntary waiver of fees. Actual expenses are lower than those shown in the table because of voluntary fee waivers by the Adviser. As a result of the fee waiver, actual management fees for the year ended March 31, 2007 for Tax-Free Fund and Pro Forma are 0.77% of the Fund’s average daily net assets, and actual total annual fund operating expenses which includes acquired fund fees and expenses for the year ended March 31, 2007 for Tax-Free Fund and Pro Forma are 0.78% of the Fund’s average daily net assets. After December 31, 2007, these voluntary fee waivers may be terminated at any time by the Adviser.

2  Reflects the pro-rata share of the fees and expenses of the acquired funds in which the Fund invests.

Example

This example is intended to help you compare the cost of investing in Florida Fund with the cost of investing in Tax-Free Fund (before any fee waiver), as well as other mutual funds. It assumes that you invest $10,000 for the time periods indicated (with reinvestment of all dividends and distributions), that your investment has a 5% return each year, that the Funds’ operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Florida Fund	Tax-Free Fund	Pro Forma
1 year	$82	$83	$83
3 years	$256	$260	$260
5 years	$446	$451	$451
10 years	$993	$1,005	$1,005

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and in the documents incorporated by reference into this Prospectus/Proxy Statement, including the Plan, a copy of which is included with this Prospectus/Proxy Statement as Exhibit A. This summary may not contain all of the information that is important to you. Florida Fund shareholders should review the accompanying documents carefully in connection with their review of this Prospectus/Proxy Statement.

Proposed Reorganization

The Plan provides for (a) the acquisition of all or substantially all of the assets and the assumption of all of the liabilities of Florida Fund by Tax-Free Fund in exchange for full and fractional shares of common stock of Tax-Free Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Florida Fund and (b) the distribution of Tax-Free Fund shares to the shareholders of Florida Fund in liquidation of Florida Fund. Under the Plan, each Florida Fund shareholder will receive Tax-Free Fund shares with a net asset value equal to the net asset value of their Florida Fund shares.

For the reasons set forth below under “Information about the Reorganization – Reasons for the Reorganization,” the board of trustees of Florida Fund and the board of directors of Tax-Free Fund, including all of the “non-interested” members of the boards, as that term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), have concluded that the reorganization would be in the best interests of the shareholders of both Funds and that the interests of the Funds’ existing shareholders would not be diluted as a result of the transactions contemplated by the reorganization. Therefore, the boards have approved the reorganization on behalf of both Funds, and the board of trustees of Florida Fund has submitted the Plan for approval by Florida Fund shareholders.

Approval of the reorganization will require the affirmative vote of a majority of outstanding shares of Florida Fund as discussed in detail below under “Voting Information – General.”

Tax Consequences

Prior to completion of the reorganization Florida Fund will have received from counsel an opinion that, upon the reorganization, no gain or loss will be recognized by Florida Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of Tax-Free Fund shares that are received by each Florida Fund shareholder will be the same as the holding period and aggregate tax basis of Florida Fund shares previously held by those shareholders. In addition, the holding period and tax basis of the assets of Florida Fund in the hands of Tax-Free Fund as a result of the reorganization will be the same as in the hand of Florida Fund immediately prior to the reorganization. See “Information about the Reorganization – Federal Income Tax Consequences.”

Investment Objectives and Principal Investment Strategies

The investment objectives of the Funds are substantially similar. The Tax-Free Fund has an objective of seeking high current income that is exempt from federal income tax consistent with preservation of capital. The Florida Fund has an objective of seeking high current income that is exempt from federal regular income tax. In addition, The Tax-Free Fund seeks to achieve its investment objective by investing primarily in municipal securities that generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. The Florida Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. The material differences in the Funds’ investment strategies are:

•	Florida Fund substantially invests in municipal securities issued by the state of Florida and its political subdivisions.
•	Tax-Free Fund invests in municipal securities issued by U.S. states, territories, and possessions and their political subdivisions, agencies, and instrumentalities which includes the state of Florida.
•	Florida Fund may invest up to 30% of its net assets in securities rated below investment-grade.
•	Tax-Free Fund may invest up to 25% of its net assets in securities rated below investment-grade.
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Florida Fund may invest up to 10% of its net assets in securities that generate interest income subject to federal alternative minimum tax. However, as of March 31, 2007, the Fund did not hold any such AMT securities.

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Tax-Free Fund may invest up to 20% of its net assets in securities that generate interest income subject to federal alternative minimum tax. However, as of March 31, 2007, the Fund did not hold any such AMT securities.

Fees and Expenses

Each Fund is a party to a separate Investment Management Agreement with the Adviser under which the Adviser manages the Fund’s business and investment activities, subject to the authority of the board of directors or the board of trustees. The Agreements require the Adviser to bear each Fund’s expenses except interest, brokerage commission and transaction charges, acquired fund fees and expenses and certain extraordinary expenses. The investment advisory fees for the Funds, calculated as a percentage of Fund net assets, are .80% for Florida Fund and .80% for Tax-Free Fund (before voluntary fee waivers). Thus, if the reorganization is approved, Florida Fund shareholders will experience the same contractual advisory fees as shareholders of Tax-Free Fund. See “Fees and Expenses,” above. For the fiscal year ended March 31, 2007, the Adviser waived a portion of its fee for Tax-Free Fund, resulting in advisory fees equal to .77% of average daily net assets for the fiscal year. However, the Adviser may modify or discontinue voluntary waivers for Tax-Free Fund at any time after December 31, 2007, in its sole discretion.

Purchase, Exchange and Redemption Procedures; Distribution of Fund Shares

Shares of Tax-Free Fund received by Florida Fund shareholders in the reorganization will be subject to the same purchase, exchange and redemption procedures that currently apply to Florida Fund shares. Shares of both Funds are offered at net asset value, without any sales charges. Shares of the Funds may be purchased, exchanged or sold on any day the New York Stock Exchange is open. The minimum initial investment generally is $5,000 for each Fund ($2,000 for IRA accounts), with minimum additional investments of at least $100. For each Fund, shareholders may sell their shares and use the proceeds to buy shares of another Sit Mutual Fund at no cost. Purchase, exchange and redemption procedures are discussed in detail in the accompanying prospectus of Florida Fund and Tax-Free Fund under the caption “Shareholder Information.”

SIA Securities Corp. (the “Distributor”), an affiliate of the Adviser, is the distributor for the Funds. The Distributor markets the Funds’ shares only to certain institutional and individual investors, and all other sales of the Funds’ shares are made by each Fund. The Distributor or the Adviser may enter into agreements under which various financial institutions and brokerage firms provide administrative services for customers who are beneficial owners of shares of the Funds. The Distributor or Adviser may compensate these firms for the services provided, with compensation based on the aggregate assets of customers that are invested in the Funds.

Dividends and Distributions

Each Fund distributes an annual dividend from its net investment income. Capital gains, if any, are distributed at least once a year by each Fund. Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund paying the distribution at the net asset value per share on the distribution date. However, for each Fund, shareholders may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. Florida Fund anticipates that it will make a distribution, immediately prior to the combination with Tax-Free Fund, of all of its current year net income and net realized capital gains, if any, not previously distributed. This distribution of realized capital gains, if any, will be taxable to Florida Fund shareholders subject to taxation.

RISK FACTORS

Because both Funds invest primarily in municipal securities that generate interest income that is exempt from regular federal income tax, the risks of the two Funds are similar. Principal risks that apply to both Funds are interest rate risk, credit risk, income risk, management risk, prepayment risk, call risk, political, economic and tax risk, revenue bond risk, housing authority bonds risk, health care facility revenue obligations risk, and high-yield risk. Because Florida Fund invests primarily in Florida municipal securities, which Tax-Free Fund does not, Florida Fund also is subject to risk of nondiversification and Florida state specific risk. Each of these risks is discussed below. All investments carry some degree of risk which will affect the value of each Fund’s investments and investment performance and the price of its shares. It is possible to lose money by investing in either Fund.

Both Funds are subject to the following risks:

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Interest Rate Risk: An increase in interest rates may lower a Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

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Credit Risk: the issuers or guarantors of securities (including U.S. government agencies and instrumentalities issuing securities that are not guaranteed by the full faith and credit of the U.S. government) owned by a Fund may default on the payment of principal or interest, or the other party to a contract may default on its obligations to a Fund, causing the value of the Fund to decrease.

•	Income Risk: The income you earn from a Fund may decline due to declining interest rates.
•	Management Risk: A strategy used by the investment management team may not produce the intended results.
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Prepayment Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities and manufactured home loan pass-through securities owned by a Fund. The proceeds received by a Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to a Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of a Fund’s value to rising interest rates.

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Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in a Fund’s income.

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Political, Economic and Tax Risk: Because the Funds invest primarily in municipal securities issued by states and their political subdivisions (specifically, the state of Florida for the Florida Fund), the Funds may be particularly affected by the political and economic conditions and developments in those states. Since each Fund primarily invests in municipal securities, the value of each Fund may be more adversely affected than other funds by future changes in federal or state income tax laws.

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Revenue Bond Risk: The revenue bonds in which the Funds may invest entail greater credit risk than the Funds’ investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

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Housing Authority Bonds Risk: Because the Funds may invest a significant portion of their assets in housing authority bonds, the Funds may be more affected by events influencing the housing sector than a fund that is more diversified across numerous sectors. A housing authority’s gross receipts and net income available for debt service may be affected by future events and conditions, including, among other things, economic developments such as fluctuations in interest rates, construction costs and operating costs; and changes in federal housing subsidy programs. A housing authority’s inability to obtain additional financial could also reduce revenues available to pay existing obligations.

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Health Care Facility Revenue Obligations Risk: Because the Funds may invest a significant portion of their assets in health care facility bonds, the Funds may be more affected by events influencing the health care sector than a fund that is more diversified across numerous sectors. A health care facility’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, efforts by insurers and governmental agencies to limit rates, legislation and changes in Medicare, Medicaid and other similar third-party payor programs.

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High-Yield Risk: The Florida Fund may invest up to 30% of its assets in municipal securities rated below investment grade. The Tax-Free Fund may invest up to 25% of its assets in municipal securities rated below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Junk bonds are considered predominately speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.

Florida Fund is subject to the following additional risks:

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Risk of Nondiversification: The Florida Fund is nondiversified, as is typical of a single-state fund. This means that the Fund may invest a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

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Florida State Specific Risk: Because the Florida Fund invests primarily in Florida municipal securities it will be more exposed to negative political or economic factors in Florida than a fund that invests more widely. Florida’s economy is largely composed of services, trade, construction, agriculture, manufacturing and tourism. The exposure to these industries, particularly tourism, leaves Florida vulnerable to an economic slowdown associated with business cycles. When compared with other states, Florida has a proportionately greater retirement age population, and property income (dividends, interest and rent) and transfer payments (including social security and pension benefits) are a relatively more important source of income. Proportionately greater dependency on these revenues leaves the state vulnerable to a decline in these revenues. Furthermore, because of Florida’s rapidly growing population, corresponding increases in state revenue will be necessary during the next decade to meet increased burdens on the various public and social services provided by the state. From time to time, Florida and its political subdivisions have encountered financial difficulties.

The investment securities and techniques of the Funds, and the risks associated therewith, are described in more detail in the Statement of the Additional Information for Florida Fund and Tax-Free Fund.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The board of trustees of Florida Fund and the board of directors of Tax-Free Fund are comprised of the same individuals, and the boards, including all of the “non-interested” directors and trustees, have determined that it is advantageous to the respective Funds to combine Florida Fund with Tax-Free Fund. As discussed in detail below under “Information About Florida Fund and Tax-Free Fund,” the Funds have substantially similar investment objectives and similar investment strategies. The Funds also have the same investment adviser and the same distributor, auditors, legal counsel, custodian and transfer agent.

The board of directors and trustees for each Fund have determined that the reorganization is expected to provide certain benefits to each Fund, that the reorganization would be in the best interests of the shareholders of both Funds and that the interests of the Funds’ existing shareholders would not be diluted as a result of the transactions contemplated by the reorganization. The board of trustees of Florida Fund has submitted the Plan for approval by Florida Fund shareholders.

In approving the reorganization, the board of trustees of Florida Fund and the board of directors of Tax-Free Fund considered several factors, including the following:

•

The compatibility of the Funds’ investment objectives, policies, and restrictions: The boards noted that the Funds’ investment objectives are substantially similar and that both Funds seek to meet this objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. Although Florida Fund primarily limits its investments to municipal securities issued from the state of Florida and the Tax-Free Fund has no such state limitations, the boards concluded that the investment strategies were sufficiently similar to warrant combination of the Funds.

•

The Funds’ relative risks: The boards noted that the risks associated with investing in the two Funds are identical, except that Florida Fund is subject to Florida state specific risk and risk of nondiversification that the Tax-Free Fund is not.

•

The Funds’ investment performance: The boards noted that returns before taxes for the 1-year, 3-year and since inception periods ended March 31, 2007 were 3.97%, 3.12% and 3.21%, respectively, for Florida Fund and 4.00%, 3.30% and 5.85%, respectively, for Tax-Free Fund. The boards considered this information and noted that the returns were better in each period for Tax-Free Fund than for Florida Fund.

•

The Funds’ relative sizes: The boards noted that Florida Fund’s net assets were $3.2 million at March 31, 2005, $3.8 million at March 31, 2006, and $3.7 million at March 31, 2007. In contrast, Tax-Free Fund had net assets of $377.5 million at March 31, 2007. Given the small and stagnant asset base of Florida Fund, and the much larger size of Tax-Free Fund’s asset base, the boards believed that the reorganization may provide several benefits to the shareholders of both Funds, including the creation of a larger and potentially more stable fund for investment management and economies of scale associated with higher asset levels.

•

The Funds’ relative expenses: The boards noted that the contractual investment advisory fee for Tax-Free Fund and Florida Fund is identical: 0.80%. The boards also noted that as a result of the Adviser’s voluntary waiver of fees through at least December 31, 2007, the net effective advisory fee rate for Tax-Free Fund is lower: 0.77% for the year ended March 31, 2007.

•

The repeal of the Florida intangible personal property tax: Effective January 1, 2007, the Florida Legislature repealed the Florida intangible personal property tax which was an annual tax based on the fair market value of intangible personal property including securities such as shares of mutual funds. The Florida Fund’s shares were exempt from the Florida intangible personal property tax. The boards noted that the exemption from the Florida intangible personal property tax was a distinguishing aspect of the Florida Fund’s shares which was eliminated by the repeal of the tax.

•

The portfolio composition of the Funds: The boards noted that the two Funds’ investment portfolios are expected to be compatible, so that the Adviser anticipates little or no rebalancing in connection with the reorganization.

•

The tax consequences of the Reorganization: The boards noted that the reorganization is expected to be tax-free to shareholders of both Funds, which the boards believe is in best interests of the shareholders.

•

The investment experience, expertise, and results of each Fund’s portfolio managers: The boards noted that both Funds are managed by the same senior portfolio managers. The boards considered the investment experience, expertise, and results of this team, and concluded that it is comfortable with the team.

•	The effect of the Reorganization on each Fund’s shareholders’ rights: The boards noted that the rights of the shareholders of both Funds are substantially similar.
•

Expenses of the Reorganization: The boards noted that the Adviser has agreed to pay the expenses associated with the reorganization, including the expenses of preparing, filing, printing, and mailing this Prospectus/Proxy Statement and of holding the special meeting, so that no shareholders of either Fund will effectively bear these expenses.

•

The alternatives to the Reorganization: The board of directors of Florida Fund could have decided to continue Florida Fund in its present form, but believed this was not in shareholders’ best interests given the small, stagnant asset base and in light of the benefits expected to be derived by Florida Fund from the reorganization, including the creation of a larger and potentially more stable fund for investment management and economies of scale associated with higher asset levels.

•

The potential benefits of the Reorganization to the Adviser and its affiliates: The boards recognized that the Adviser may benefit from the reorganization. The Adviser might be able to reduce its expenditures for investment advisory and marketing services following the discontinuation of Florida Fund. While the boards recognized that the Adviser and its affiliates, as well as Fund shareholders, might benefit from the proposed reorganization, it did not view this as a reason not to approve the transaction.

The boards of the Funds did not assign specific weights to any or all of these factors but did consider all of them in determining, in their business judgment, to approve the reorganization and, with respect to the board of trustees of Florida Fund, to recommend its approval by Florida Fund’s shareholders.

Agreement and Plan of Reorganization

The following summary of the proposed Plan and reorganization is qualified in its entirety by reference to the Plan, which is included with this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, as of the Effective Time (as defined in the Plan), Tax-Free Fund will acquire all or substantially all of the assets and assume all of the liabilities of Florida Fund in exchange for full and fractional shares of common stock, par value $0.001 per share, of Tax-Free Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Florida Fund. For corporate law purposes, the transaction is structured as a sale of the assets and assumption of the liabilities of Florida Fund in exchange for the issuance of Tax-Free Fund shares to Florida Fund, followed immediately by the distribution of such Tax-Free Fund shares to Florida Fund shareholders and the cancellation and retirement of outstanding Florida Fund shares.

Under the Plan, each holder of Florida Fund shares will receive, at the Effective Time, Tax-Free Fund shares with an aggregate net asset value equal to the aggregate net asset value of Florida Fund shares owned by that shareholder immediately prior to the Effective Time. The net asset value per share of each Fund’s shares will be computed as of the Effective Time using the valuation procedures set forth in the respective Funds’ articles of incorporation and bylaws and in the Funds’ then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act.

At the Effective Time, Tax-Free Fund will issue to Florida Fund, and Florida Fund will distribute to Florida Fund’s shareholders of record, determined as of the Effective Time, the Tax-Free Fund shares issued in exchange for Florida Fund’s assets as described above. All outstanding shares of Florida Fund will then be canceled and retired and no additional shares representing interests in Florida Fund will be issued thereafter, and Florida Fund will be deemed to be liquidated. The distribution of Tax-Free Fund shares to former Florida Fund shareholders will be accomplished by the transfer of the Tax-Free Fund shares then credited to the account of Florida Fund on the books of Tax-Free Fund to open accounts on the share records of Tax-Free Fund in the names of Florida Fund shareholders representing the full and fractional Tax-Free Fund shares due each such shareholder.

Florida Fund anticipates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed. This distribution will be taxable to Florida Fund shareholders subject to taxation.

The consummation of the reorganization is subject to the conditions set forth in the Plan, including, among others:

•	approval of the Plan by the shareholders of Florida Fund;
•	the delivery of the opinion of counsel described below under “Federal Income Tax Consequences”;

•	the accuracy as of the Effective Time of the representations and warranties made by Florida Fund and Tax-Free Fund in the Plan; and
•	the delivery of customary closing certificates.

See the Plan included with this Prospectus/Proxy Statement as Exhibit A for a complete listing of the conditions to the consummation of the reorganization. The Plan may be terminated and the reorganization abandoned at any time prior to the Effective Time, before or after approval by shareholders of Florida Fund, by resolution of the board of trustees of Florida Fund or the board of directors of Tax-Free Fund, if circumstances should develop that, in the opinion of either board, make proceeding with the consummation of the Plan and reorganization not in the best interests of the respective Funds’ shareholders.

The Plan provides that the Adviser will bear the entire cost of the reorganization, including professional fees and the cost of soliciting proxies for the special meeting, which principally consists of printing and mailing expenses, and the cost of any supplementary solicitation. Neither Florida Fund nor Tax-Free Fund will pay any of these expenses.

Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of Florida Fund as discussed in detail below under “Voting Information – General.” If the Plan is not approved, Florida Fund initially will continue to be managed as a separate fund in accordance with its current investment objective and investment strategies. However, the board of trustees of Florida Fund may consider other possible courses of action, such as re-submission of the reorganization proposal to shareholders, submission of a liquidation proposal to shareholders or changes in the investment strategies of Florida Fund. Florida Fund shareholders are not entitled to assert dissenters’ rights of appraisal in connection with the Plan or reorganization. See “Voting Information – No Dissenters’ Rights of Appraisal,” below.

Description of Florida Fund and Tax-Free Fund Shares

Sit Mutual Funds II, Inc. is the corporate issuer of the Tax-Free Fund which is designated as series A. Sit Mutual Funds Trust is a Delaware statutory trust and issuer of the Florida Fund. Florida Fund and Tax-Free Fund each offers a single class of shares, and each share of the Funds has one vote, with proportionate voting for fractional shares. All Tax-Free Fund shares issued in the reorganization will be fully paid and non-assessable and will not be entitled to pre-emptive or cumulative voting rights.

Federal Income Tax Consequences

It is intended that the exchange of Tax-Free Fund shares for Florida Fund’s net assets and the distribution of those shares to Florida Fund’s shareholders upon liquidation of Florida Fund will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”), and that consequently for federal income tax purposes, no income, gain or loss will be recognized by Florida Fund’s shareholders (except that Florida Fund anticipates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to Florida Fund shareholders subject to taxation). Florida Fund has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the reorganization.

As a condition to the closing of the reorganization, the two Funds will receive an opinion from Dorsey & Whitney LLP, counsel to the Funds, based in part on certain representations to be furnished by each Fund, substantially to the effect that the federal income tax consequences of the reorganization will be as follows:

•

the reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Florida Fund and Tax-Free Fund each will qualify as a party to the reorganization under Section 368(b) of the Code;

•

Florida Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the reorganization, of Tax-Free Fund shares. Florida Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Florida Fund which are distributed by Florida Fund prior to the Effective Time;

•	the tax basis of Tax-Free Fund shares received by each Florida Fund shareholder pursuant to the reorganization will be equal to the tax basis of Florida Fund shares exchanged therefor;
•

the holding period of Tax-Free Fund shares received by each Florida Fund shareholder pursuant to the reorganization will include the period during which each Florida Fund shareholder held the Florida Fund shares exchanged therefor, provided that the Florida Fund shares were held as a capital asset at the Effective Time;

•	Florida Fund will recognize no income, gain or loss by reason of the reorganization;
•	Tax-Free Fund will recognize no income, gain or loss by reason of the reorganization;
•	the tax basis of the assets received by Tax-Free Fund pursuant to the reorganization will be the same as the basis of those assets in the hands of Florida Fund as of the Effective Time;
•

the holding period of the assets received by Tax-Free Fund pursuant to the reorganization will include the period during which such assets were held by Florida Fund, provided that such assets were held as capital assets at the Effective Time; and

•	Tax-Free Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Florida Fund as of the Effective Time.

The tax opinion will state that no opinion is expressed as to the effect of the reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Florida Fund shareholders should consult their tax advisors regarding the effect, if any, of the reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the reorganization.

Existing and Pro Forma Capitalization

The table below reflects the existing capitalization of each Fund as of March 31, 2007 and pro forma capitalization for the combined Funds as of the same date:

	Florida Fund	Adjustment	Tax-Free Fund	Pro Forma
Net assets	$3,734,161	-	$377,549,145	$381,283,306
Net asset value per share	$9.99	-	$9.72	$9.72
Shares Outstanding	373,841	10,186	38,827,764	39,211,791

INFORMATION ABOUT FLORIDA FUND AND TAX-FREE FUND

Information concerning Florida Fund and Tax-Free Fund is incorporated into this Prospectus/Proxy Statement by reference to the Funds’ current Prospectus dated August 1, 2006. That Prospectus accompanies this Prospectus/Proxy Statement and forms part of the Registration Statements of Florida Fund and Tax-Free Fund on Form N-1A which have been filed with the Securities and Exchange Commission.

Florida Fund and Tax-Free Fund are subject to the informational requirements of the Securities and Exchange Act of 1934 and in accordance with those requirements file reports and other information, including proxy materials, reports and charter documents. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC’s Regional Offices located at 75 West Jackson Boulevard, Chicago, Illinois 60604 and at 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Further information on the operations of the public reference facilities may be obtained by calling (800) SEC-0330. In addition, the SEC maintains an Internet site that contains copies of the information. The address of the site is http://www.sec.gov.

Comparison of Investment Objectives and Principal Investment Strategies

The investment objectives of the Funds are substantially similar. The Tax-Free Fund has an objective of seeking high current income that is exempt from federal income tax consistent with preservation of capital. The Florida Fund has an objective of seeking high current income that is exempt from federal regular income tax. In addition, The Tax-Free Fund seeks to achieve its investment objective by investing primarily in municipal securities that generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. The Florida Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. The material differences in the Funds’ investment strategies are:

•	Florida Fund substantially invests in municipal securities issued by the state of Florida and its political subdivisions.
•	Tax-Free Fund invests in municipal securities issued by U.S. states, territories, and possessions and their political subdivisions, agencies, and instrumentalities which includes the state of Florida.

•	Florida Fund may invest up to 30% of its net assets in securities rated below investment-grade.
•	Tax-Free Fund may invest up to 25% of its net assets in securities rated below investment-grade.
•	Florida Fund may invest up to 10% of its net assets in securities that generate interest income subject to federal alternative minimum tax.
•

Tax-Free Fund may invest up to 20% of its net assets in securities that generate interest income subject to federal alternative minimum tax. However, as of March 31, 2007, the Fund did not hold any such AMT securities.

The following table compares the current investment objectives and principal investment strategies of Florida Fund and of Tax-Free Fund with the post-reorganization investment objectives and principal investment strategies of Tax-Free Fund.

	Florida Fund	Tax-Free Fund	Tax-Free Fund post-reorganization
Investment Objective:	Seeks high current income that is exempt from federal regular income tax.	Seeks high current income that is exempt from federal income tax consistent with preservation of capital.	Seeks high current income that is exempt from federal income tax consistent with preservation of capital.

	Florida Fund	Tax-Free Fund	Tax-Free Fund post-reorganization
Principal Investment Strategies:

The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax.

The Fund invests, under normal market conditions, 100% (and, as fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. The Fund may invest up to 10% of its assets in securities that generate interest income subject to federal alternative minimum tax (“AMT”). However, as of March 31, 2007, the Fund did not hold any such AMT securities.

The Fund substantially invests in municipal securities issued by the state of Florida and its political subdivisions.

The Fund invests in both general obligation bonds and in revenue bonds. The Fund generally invests a significant portion of its assets in obligations of municipal housing authorities.

The Fund primarily invests in securities rated investment-grade at the time of purchase, or if unrated, determined to be of comparable quality by the Fund’s adviser. However, the Fund may invest up to 30% of its net assets in securities rated below investment-grade (commonly referred to as junk bonds), but the Fund may not invest in securities rated lower than B3 by Moody’s Investors Service, or B- by Standard and Poor’s or Fitch Ratings, or if unrated, determined by the Fund’s investment adviser to be of comparable quality.

Fund managers seek securities providing high current tax-exempt income.

In making purchase and sales decisions for the Fund, Fund managers consider several factors, including: their economic outlook and interest rate forecast, the security’s structure, credit quality, yield, maturity, liquidity, and portfolio diversification.

Fund managers attempt to maintain an average effective duration for the portfolio of approximately 2.5 to 8 years.

The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax.

The Fund invests, under normal market conditions, 100% (and, as fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. The Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax (“AMT”). However, as of March 31, 2007, the Fund did not hold any such AMT securities.

The Fund invests both in revenue bonds and in general obligation bonds. The Fund generally invests a significant portion of its assets in obligations of municipal housing authorities.

The Fund primarily invests in securities rated investment-grade at the time of purchase, or if unrated, determined to be of comparable quality by the Fund’s adviser. However, the Fund may invest up to 25% of its assets in municipal securities rated below investment-grade (commonly referred to as junk bonds), but the Fund may not invest in securities rated lower than B3 by Moody’s Investors Service, or B- by Standard and Poor’s or Fitch Ratings, or if unrated, determined by the Fund’s investment adviser to be of comparable quality.

Fund managers seek securities providing high current tax-exempt income.

Fund managers attempt to maintain an average effective duration for the portfolio of approximately 2.5 to 8 years.

The Fund managers’ economic outlook and interest rate forecast, as well as their evaluation of a security’s structure, credit quality, yield, maturity, and liquidity, are all factors considered when making investment decisions.

The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax.

The Fund invests, under normal market conditions, 100% (and, as fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. The Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax (“AMT”). However, as of March 31, 2007, the Fund did not hold any such AMT securities.

The Fund invests both in revenue bonds and in general obligation bonds. The Fund generally invests a significant portion of its assets in obligations of municipal housing authorities.

The Fund primarily invests in securities rated investment-grade at the time of purchase, or if unrated, determined to be of comparable quality by the Fund’s adviser. However, the Fund may invest up to 25% of its assets in municipal securities rated below investment-grade (commonly referred to as junk bonds), but the Fund may not invest in securities rated lower than B3 by Moody’s Investors Service, or B- by Standard and Poor’s or Fitch Ratings, or if unrated, determined by the Fund’s investment adviser to be of comparable quality.

Fund managers seek securities providing high current tax-exempt income.

Fund managers attempt to maintain an average effective duration for the portfolio of approximately 2.5 to 8 years.

The Fund managers’ economic outlook and interest rate forecast, as well as their evaluation of a security’s structure, credit quality, yield, maturity, and liquidity, are all factors considered when making investment decisions.

The principal investment strategies discussed above are the strategies which the Adviser believes are most likely to be important in trying to achieve the Funds’ objectives. You should be aware that each Fund may also use non-principal strategies and invest in securities that are not described in this Prospectus/Proxy Statement, but that are described in Funds’ Statement of Additional Information. For a copy of the Funds’ Statement of Additional Information, write to the Funds at 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, calls the Funds at (800) 332-5580 or (612) 334-5888, or go online to www.sitfunds.com.

VOTING INFORMATION

General

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the board of trustees of Florida Fund to be used at a special meeting of shareholders of Florida Fund to be held at 9:00 a.m., Central time, on July 27, 2007, at the offices of Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota, and at any adjournments or postponements thereof.

Only shareholders of record as of the close of business on June 20, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. If the enclosed form of proxy is properly executed and returned on time to be voted at the special meeting, the proxies named in the form of proxy will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted “FOR” the proposed Plan and reorganization. A proxy may be revoked by giving written notice, in person or by mail, of revocation before the special meeting to Florida Fund at its principal offices, 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, or by properly executing and submitting a later-dated proxy, or by voting in person at the special meeting.

If a shareholder executes and returns a proxy but abstains from voting, the shares held by that shareholder will be deemed present at the special meeting for purposes of determining a quorum and will be included in determining the total number of votes cast. If a proxy is received from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Florida Fund shares (i.e., a broker “non-vote”), the shares represented by that proxy will not be considered present at the special meeting for purposes of determining a quorum and will not be included in determining the number of votes cast. Brokers and nominees will not have discretionary authority to vote shares for which instructions are not received from the beneficial owner.

Approval of the Plan and reorganization will require the affirmative vote of a majority of the outstanding shares of Florida Fund.

Outstanding Shares Entitled to Vote

As of the Record Date, Florida Fund had 291,790.045 shares outstanding and entitled to vote at the special meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, (i) shares of the Funds owned by all officers, directors and members of the board of Tax-Free Fund as a group, without naming them, and (ii) the name, address and percentage of ownership of each person who is known by Florida Fund to own of record or beneficially 5 percent or more of either Fund:

Florida Fund Record or Beneficial Owner	Shares Owned	Percentage Ownership

All officers, directors and members of the board of Tax-Free Fund as a group	None	0.0%

Sit Investment Associates, Inc. 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402	163,223,623	55.9%

Sit Fixed Income Advisors II, LLC 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402	94,855.384	32.5%

Josephine K. Trippe Rev. Trust, 801 Brickell Key Blvd, Miami, FL 33131	14,792.056	5.1%

Proxy solicitations will be made primarily by mail but may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Adviser, its affiliates or other representatives of Florida Fund (who will not be paid for their soliciting activities). The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by the Adviser. Neither Florida Fund nor Tax-Free Fund will bear any costs associated with the special meeting, this proxy solicitation or any adjourned session.

In the event that sufficient votes to approve the Plan and reorganization are not received by the date set for the special meeting, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. In determining whether to adjourn the special meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the special meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

Florida Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Florida Fund at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by Florida Fund in a reasonable period of time prior to that meeting.

Interests of Certain Persons

The following person affiliated with the Funds receives payments from Florida Fund and Tax-Free Fund for services rendered pursuant to contractual arrangements with the Funds: Sit Investment Associates, Inc., as the investment adviser to each Fund, receives payments for its investment advisory and management services.

No Dissenters’ Rights of Appraisal

Under the Investment Company Act, Florida Fund shareholders are not entitled to assert dissenters’ rights of appraisal in connection with the Plan and reorganization.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements for the Funds, which are incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement, have been audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report appearing in the Annual Report for the fiscal year ended March 31, 2007. The financial statements audited by KPMG LLP have been incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of Tax-Free Fund shares as part of the reorganization will be passed on by Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402.

OTHER BUSINESS

The board of trustees of Florida Fund does not intend to present any other business at the special meeting. If, however, any other matters are properly brought before the special meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

16

Exhibit  A

AGREEMENT AND PLAN OF REORGANIZATION

Sit Florida Tax-Free Income Fund and Sit Tax-Free Income Fund

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION
          SIT FLORIDA TAX-FREE INCOME FUND AND SIT TAX-FREE INCOME FUND

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 23rd day of April, 2007, by and between Sit Mutual Funds Trust ("Sit
Trust"), a Delaware Statutory Trust, on behalf of its series Sit Florida
Tax-Free Income Fund ("Florida Fund"), and Sit Mutual Funds II, Inc. ("Sit Funds
II"), a Minnesota corporation, on behalf of its series Sit Tax-Free Income Fund
(" Tax-Free Fund"). As used in this Agreement, the term, "Florida Fund" and the term "Tax-Free Fund" shall be construed to mean "Sit Trust on behalf of Florida
Fund" and "Sit Funds II on behalf of Tax-Free Fund", respectively, to reflect the fact that a series is generally considered the beneficiary of corporate level actions taken with respect to the series and is not itself recognized as a person under law.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Sections 368(a)(1)(C) and
368(a)(2)(G) of the United States Internal Revenue Code of 1986, as amended (the
"Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of Florida Fund to Tax-Free Fund and the assumption by Tax-Free Fund of all of the liabilities of Florida Fund in exchange solely for full and fractional shares of common stock, par value $.01 per share, of Tax-Free Fund (the "Tax-Free Fund Shares"), having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Florida Fund, and the distribution of Tax-Free Fund
Shares to the shareholders of Florida Fund in liquidation of Florida Fund as provided herein, all upon the terms and conditions hereinafter set forth.

         WITNESSETH:

         WHEREAS, Sit Trust is a Delaware statutory trust with one series of shares of common stock, that series being Florida Fund; and Sit Funds II is a registered, open-end management investment company, offering its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities), one of those series being
Tax-Free Fund;

         WHEREAS, Florida Fund owns securities which generally are assets of the character in which Tax-Free Fund is permitted to invest; and

         WHEREAS, the Board of Trustees and Board of Directors of each of Sit
Trust and Sit Funds II, including a majority of the trustees and directors who are not "interested persons" (as defined in Section 2(a)(19) of the Investment
Company Act of 1940, as amended (the "1940 Act"), has determined that the exchange of all or substantially all of the assets of Florida Fund for Tax-Free
Fund Shares and the assumption of all of the liabilities of Florida Fund by
Tax-Free Fund is in the best interests of the shareholders of Florida Fund and
Tax-Free Fund, respectively.

         NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF FLORIDA FUND TO
         TAX-FREE FUND SOLELY IN EXCHANGE FOR TAX-FREE FUND SHARES, THE
         ASSUMPTION OF ALL FLORIDA FUND LIABILITIES AND THE LIQUIDATION OF
         FLORIDA FUND

                                     Part A
                                      A-1

         1.1 In accordance with Title 12 of the Delaware Code (the "Delaware
Law") and Sections 302A.601 to 302A.651 of the Minnesota Business Corporation
Act (the "Minnesota Law"), and subject to the requisite approval by Florida Fund shareholders and to the other terms and conditions set forth herein and on the basis of the representations and warranties contained herein, Florida Fund agrees to transfer all or substantially all of Florida Fund's assets as set forth in Section 1.2 to Tax-Free Fund, and Tax-Free Fund agrees in exchange therefor (a) to deliver to Florida Fund that number of full and fractional
Tax-Free Fund Shares determined in accordance with Article 2, and (b) to assume all of the liabilities of Florida Fund, as set forth in Section 1.3. Such transactions shall take place as of the effective time provided for in Section
3.1 (the "Effective Time").

         1.2 (a) The assets of Florida Fund to be acquired by Tax-Free Fund shall consist of all or substantially all of Florida Fund's property, including, but not limited to, all cash, securities, commodities, futures, and interest and dividends receivable which are owned by Florida Fund as of the Effective Time.
All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of Florida Fund as of the Effective Time (the "Effective
Time Statement"). The Effective Time Statement shall, with respect to the listing of Florida Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of Florida Fund. The Effective
Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied from the prior audited period.

         (b) Florida Fund has provided Tax-Free Fund with a list of all of
Florida Fund's assets as of the date of execution of this Agreement. Florida
Fund reserves the right to sell any of these securities in the ordinary course of its business and, subject to Section 5.1, to acquire additional securities in the ordinary course of its business.

         1.3 Tax-Free Fund shall assume all of the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of Florida Fund's operations, such as accounts payable relating to custodian fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of Florida Fund's shares), including those reflected in the Effective Time Statement.

         1.4 Immediately after the transfer of assets provided for in Section
1.1 and the assumption of liabilities provided for in Section 1.3, and pursuant to the plan of reorganization adopted herein, Florida Fund will distribute pro rata (as provided in Article 2) to Florida Fund's shareholders of record, determined as of the Effective Time (the "Florida Fund Shareholders"), the
Tax-Free Fund Shares received by Florida Fund pursuant to Section 1.1, and all other assets of Florida Fund, if any. Thereafter, no additional shares representing interests in Florida Fund shall be issued. Such distribution will be accomplished by the transfer of the Tax-Free Fund Shares then credited to the account of Florida Fund on the books of Tax-Free Fund to open accounts on the share records of Tax-Free Fund in the names of Florida Fund Shareholders representing the numbers of Tax-Free Fund Shares due each such shareholder. All issued and outstanding shares of Florida Fund will simultaneously be canceled on the books of Florida Fund, although share certificates representing interests in
Florida Fund will represent those numbers of Tax-Free Fund Shares after the
Effective Time as determined in accordance with Article 2. Unless requested by
Florida Fund Shareholders, Tax-Free Fund will not issue certificates representing Tax-Free Fund Shares issued in connection with such exchange.

                                     Part A
                                      A-2

         1.5 Ownership of Tax-Free Fund Shares will be shown on the books of
Tax-Free Fund. Tax-Free Fund Shares will be issued in the manner described in
Tax-Free Fund's Prospectus and Statement of Additional Information as in effect as of the Effective Time.

         1.6 Any reporting responsibility of Florida Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"),
any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Florida Fund.

2.       VALUATION; ISSUANCE OF TAX-FREE FUND SHARES

         2.1 The net asset value per share of Tax-Free Fund's and Florida Fund's shares shall be computed as of the Effective Time using the valuation procedures set forth in the respective Fund's articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be
required by the Investment Company Act of 1940, as amended (the "1940 Act").

         2.2 The total number of Tax-Free Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of Florida
Fund shall be determined as of the Effective Time by multiplying the number of
Florida Fund shares outstanding immediately prior to the Effective Time by a fraction, the numerator of which is the net asset value per share of Florida
Fund's shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of Tax-Free Fund's shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         2.3 Immediately after the Effective Time, Florida Fund shall distribute to Florida Fund Shareholders in liquidation of Florida Fund pro rata (based upon the ratio that the number of Florida Fund shares owned by each Florida Fund
Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Florida Fund shares immediately prior to the Effective
Time) the full and fractional Tax-Free Fund Shares received by Florida Fund pursuant to Section 2.2. Accordingly, each Florida Fund Shareholder shall receive, immediately after the Effective Time, Tax-Free Fund shares with an aggregate net asset value equal to the aggregate net asset value of the Florida
Fund shares owned by such Florida Fund Shareholder immediately prior to the
Effective Time.

3.       EFFECTIVE TIME; CLOSING

         3.1 The closing of the transactions contemplated by this Agreement (the
"Closing") shall occur as of the close of normal trading on the New York Stock
Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied (but not prior to
, 2007), or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "Effective Time"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of Sit Investment
Associates, Inc., 3300 IDS Center, 80 S. 8th Street, Minneapolis, Minnesota
55402, or at such other place as the parties may agree.

                                     Part A
                                      A-3

         3.2 Florida Fund shall deliver at the Closing its written instructions to the custodian for Florida Fund, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to Tax-Free Fund all of Florida Fund's portfolio securities, cash, and any other assets to be acquired by Tax-Free Fund pursuant to this Agreement.

         3.3 In the event that the Effective Time occurs on a day on which (a)
the Exchange or another primary trading market for portfolio securities of
Tax-Free Fund or Florida Fund is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Tax-Free Fund or Florida Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading has been fully resumed and reporting has been restored.

         3.4 Florida Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to Tax-Free Fund) contain the names and addresses of Florida Fund Shareholders and the number of outstanding Florida Fund shares owned by each such shareholder as of the Effective Time. Tax-Free Fund shall certify at the Closing that
Tax-Free Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein.

         3.5 At the Closing, each party to this Agreement shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other similar documents as such other party or its counsel may reasonably request.

4.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         4.1 Sit Trust represents, warrants and covenants to Tax-Free Fund as follows:

         (a) Sit Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware;

         (b) Sit Trust is a Delaware statutory trust with one series of shares of common stock, that series being Florida Fund, and its registration with the
Commission as an investment company under the 1940 Act, and of its shares under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect;

         (c) All of the issued and outstanding shares of common stock of Florida
Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.
Shares of Florida Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and
Florida Fund is not subject to any stop order and is fully qualified to sell
Florida Fund shares in each state in which such shares have been registered;

         (d) The Prospectus and Statement of Additional Information of Florida
Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the
1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                                     Part A
                                      A-4

         (e) Florida Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of Sit Trust's Agreement and
Declaration of Trust or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Florida Fund is a party or by which it is bound;

         (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of Florida Fund's knowledge, threatened against Florida Fund or any of its properties or assets. Florida Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (g) Florida Fund's Statement of Assets and Liabilities, Statement of
Operations, Statement of Changes in Net Assets and Financial Highlights as of
March 31, 2007 and for the year then ended, certified by KPMG LLP, fairly present, in all material respects, Florida Fund's financial condition as of such dates, and its results of operations, changes in its net assets and financial highlights for such periods in accordance with generally accepted accounting principles, and as of such dates there were no known liabilities of Florida Fund
(contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) Since the date of the most recent unaudited financial statements, there has not been any material adverse change in Florida Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Florida Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and acknowledged by Tax-Free Fund prior to the date of this Agreement and prior to the Closing Date. All liabilities of
Florida Fund (contingent and otherwise) are reflected in the Effective Time
Statement. For the purpose of this subparagraph (h), neither a decline in
Florida Fund's net asset value per share nor a decrease in Florida Fund's size due to redemptions by Florida Fund shareholders shall constitute a material adverse change;

         (i) All material federal and other tax returns and reports of Florida
Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of
Florida Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

         (j) For each taxable year of its operation, Florida Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and Florida Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

         (k) All issued and outstanding shares of Florida Fund are, and at the
Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.
All of the issued and outstanding shares of Florida Fund will, at the Effective
Time, be held by the persons and in the amounts set forth in the records of
Florida Fund, as provided in Section 3.4. Florida Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Florida
Fund shares, and there is not outstanding any security convertible into any
Florida Fund shares;

                                     Part A
                                      A-5

         (l) At the Effective Time, Florida Fund will have good and marketable title to Florida Fund's assets to be transferred to Tax-Free Fund pursuant to
Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery of and payment for such assets,
Tax-Free Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to Tax-Free Fund in the
Effective Time Statement;

         (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Sit Trust's Board of Trustees, and, subject to the approval of Florida
Fund Shareholders, this Agreement will constitute a valid and binding obligation of Florida Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

         (n) The information to be furnished by and on behalf of Florida Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

         (o) All information pertaining to Florida Fund, its agents and affiliates and included in the Registration Statement referred to in Section 5.5
(or supplied by Florida Fund or its agents or affiliates for inclusion in said
Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading
(other than as may timely be remedied by further appropriate disclosure);

         (p) Since the end of Florida Fund's most recently concluded fiscal year, there have been no material changes by Florida Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to Tax-Free Fund; and

         (q) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of Florida Fund as of the Effective Time, and the values of Florida Fund's assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in Florida Fund's articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the 1940 Act. At the
Effective Time, Florida Fund will have no liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, which are not reflected in the Effective Time Statement.

         4.2 Sit Funds II represents, warrants and covenants to Florida Fund as follows:

         (a) Sit Funds II is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

                                     Part A
                                      A-6

         (b) Sit Funds II is a registered investment company classified as a management company of the open-end type, offering its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities), one of those series being Tax-Free Fund, and its registration with the Commission as an investment company under the 1940
Act, and of its shares under the 1933 Act, is in full force and effect;

         (c) All of the issued and outstanding shares of common stock of
Tax-Free Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Tax-Free Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and
Tax-Free Fund is not subject to any stop order and is fully qualified to sell
Tax-Free Fund shares in each state in which such shares have been registered;

         (d) The Prospectus and Statement of Additional Information of Tax-Free
Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the
1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) Tax-Free Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which it is a party or by which it is bound;

         (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of Tax-Free Fund's knowledge, threatened against Tax-Free Fund or any of its properties or assets. Tax-Free Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (g) Tax-Free Fund's Statement of Assets and Liabilities, Statement of
Operations, Statement of Changes in Net Assets and Financial Highlights as of
March 31, 2007, and for the year then ended, certified by KPMG LLP, fairly present, in all material respects, Tax-Free Fund's financial condition as of such dates in accordance with generally accepted accounting principles, and its results of operations, changes in its net assets and financial highlights for such periods, and as of such dates there were no known liabilities of Tax-Free
Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) Since the date of the most recent unaudited financial statements, there has not been any material adverse change in Tax-Free Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Tax-Free Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except indebtedness incurred in the ordinary course of business. For the purpose of this subparagraph (h), neither a decline in Tax-Free Fund's net asset value per share nor a decrease in Tax-Free Fund's size due to redemptions by Tax-Free Fund shareholders shall constitute a material adverse change;

                                     Part A
                                      A-7

         (i) All material federal and other tax returns and reports of Tax-Free
Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of
Tax-Free Fund's knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

         (j) For each taxable year of its operation, Tax-Free Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and Tax-Free Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

         (k) All issued and outstanding shares of Tax-Free Fund are, and at the
Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.
Tax-Free Fund Shares to be issued and delivered to Florida Fund for the account of Florida Fund Shareholders, pursuant to the terms of this Agreement, at the
Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding, fully paid and non-assessable.
Tax-Free Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Tax-Free Fund shares, and there is not outstanding any security convertible into any Tax-Free Fund shares;

         (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Sit Funds II's Board of Directors, and at the Effective Time this
Agreement will constitute a valid and binding obligation of Tax-Free Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity.
Consummation of the transactions contemplated by this Agreement does not require the approval of Tax-Free Fund's shareholders;

         (m) The information to be furnished by and on behalf of Tax-Free Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

         (n) Since the end of Tax-Free Fund's most recently concluded fiscal year, there have been no material changes by Tax-Free Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to Florida Fund; and

         (o) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the
Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning Florida Fund, its agents and affiliates (or supplied by Florida Fund, its agents or affiliates for inclusion in said Registration Statement).

                                     Part A
                                      A-8

5.       FURTHER COVENANTS OF FLORIDA FUND AND TAX-FREE FUND

         5.1 Each of Florida Fund and Tax-Free Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed). Florida Fund agrees that, through the Effective Time, it will not acquire any securities which are not permissible investments for the reconstituted Tax-Free Fund.

         5.2 Florida Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 Florida Fund will assist Tax-Free Fund in obtaining such information as Tax-Free Fund reasonably requests concerning the beneficial ownership of Florida Fund shares.

         5.4 Subject to the provisions of this Agreement, Tax-Free Fund and
Florida Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 Florida Fund will provide Tax-Free Fund with information reasonably necessary with respect to Florida Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of Tax-Free Fund (the
"Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the
1940 Act.

         5.6 Tax-Free Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF FLORIDA FUND

         The obligations of Florida Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Tax-Free
Fund of all the obligations to be performed by it hereunder at or before the
Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by Florida Fund, in its sole and absolute discretion):

         6.1 All representations and warranties of Tax-Free Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

         6.2 Tax-Free Fund shall have delivered to Florida Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to Florida Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Tax-Free Fund made in this
Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Florida Fund shall reasonably request; and

                                     Part A
                                      A-9

         6.3 Tax-Free Fund shall have delivered to Florida Fund the certificate as to the issuance of Tax-Free Fund shares contemplated by the second sentence of Section 3.4.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-FREE FUND

         The obligations of Tax-Free Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by
Florida Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions
(any of which may be waived by Tax-Free Fund, in its sole and absolute discretion):

         7.1 All representations and warranties of Florida Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

         7.2 Tax-Free Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

         7.3 Florida Fund shall have delivered to Tax-Free Fund a certificate executed in the name of Sit Trust by Sit Trust's President or a Vice President,
in a form reasonably satisfactory to Tax-Free Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Sit Trust made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Tax-Free Fund shall reasonably request;

         7.4 Florida Fund shall have delivered to Tax-Free Fund the written instructions to the custodian for Florida Fund contemplated by Section 3.2;

         7.5 Florida Fund shall have delivered to Tax-Free Fund the certificate as to its shareholder records contemplated by the first sentence of Section 3.4;

         7.6 At or prior to the Effective Time, Florida Fund's investment adviser, or an affiliate thereof, shall have reimbursed Florida Fund by the amount, if any, that the expenses incurred by Florida Fund (or accrued up to the
Effective Time) exceed any applicable contractual expense limitations; and

         7.7 Immediately prior to the Effective Time, Florida Fund shall not hold any securities which are not permissible investments for Tax-Free Fund.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-FREE FUND AND
         FLORIDA FUND

         The following shall constitute further conditions precedent to the consummation of the Reorganization:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of
Florida Fund in accordance with the provisions of Sit Trust's Agreement and
Declaration of Trust and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to Tax-Free Fund.
Notwithstanding anything herein to the contrary, neither Tax-Free Fund nor
Florida Fund may waive the conditions set forth in this Section 8.1;

                                     Part A
                                      A-10

         8.2 As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by
Tax-Free Fund or Florida Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Tax-Free Fund or
Florida Fund, provided that either party hereto may for itself waive any of such conditions;

         8.4 The Registration Statement shall have become effective under the
1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

         8.5 The parties shall have received the opinion of Dorsey & Whitney LLP addressed to Sit Trust and Sit Funds II, dated as of the date of the Closing, and based in part on certain representations to be furnished by Sit Trust, Sit
Funds II, and their investment adviser and other service providers, substantially to the effect that:

                  (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Tax-Free Fund and
         Florida Fund each will qualify as a party to the Reorganization under
         Section 368(b) of the Code;

                  (ii) Florida Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Tax-Free Fund
         Shares. Florida Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Florida Fund which are distributed by Florida Fund prior to the
         Effective Time;

                  (iii) the tax basis of Tax-Free Fund Shares received by each
         Florida Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Florida Fund shares exchanged therefor;

                  (iv) the holding period of Tax-Free Fund Shares received by each Florida Fund shareholder pursuant to the Reorganization will include the period during which the Florida Fund Shareholder held the
         Florida Fund shares exchanged therefor, provided that the Florida Fund shares were held as a capital asset at the Effective Time;

                  (v) Florida Fund will recognize no income, gain or loss by reason of the Reorganization;

                  (vi) Tax-Free Fund will recognize no income, gain or loss by reason of the Reorganization;

                                     Part A
                                      A-11

                  (vii) the tax basis of the assets received by Tax-Free Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of Florida Fund as of the Effective Time;

                  (viii) the holding period of the assets received by Tax-Free
         Fund pursuant to the Reorganization will include the period during which such assets were held by Florida Fund, provided that such assets were held as capital assets at the Effective Time; and

                  (ix) Tax-Free Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Florida
         Fund as of the Effective Time.

                  Notwithstanding anything herein to the contrary, neither
Tax-Free Fund nor Florida Fund may waive the condition set forth in this paragraph 8.5.

         8.6 As to the Tax-Free Fund and Florida Fund, the requirements of Rule
17a-8 under the 1940 Act have been satisfied as of the Effective Time such that the Reorganization is exempt from sections 17(a)(1) and (2) of the 1940 Act.

9.       EXPENSES

         All expenses incurred by the parties hereto in connection with the transactions contemplated hereby (including, without limitation, the fees and expenses associated with the preparation and filing of the Registration
Statement referred to in Section 5.5 above and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the
Florida Fund Shareholders meeting required to approve the transactions contemplated hereby) shall be borne by Sit Investment Associates, Inc.

10.      ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         10.1 Tax-Free Fund and Florida Fund agree that neither party has made any representation, warranty, covenant or agreement not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

11.      TERMINATION

         This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the parties' board of directors or board of trustees at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such board, make proceeding with this Agreement and such transactions not in the best interest of the applicable party's shareholders.

                                     Part A
                                      A-12

12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Florida
Fund and Tax-Free Fund; provided, however, that following the meeting of Florida
Fund Shareholders called by Florida Fund pursuant to Section 5.2 of this
Agreement, no such amendment may have the effect of changing the provisions for determining the number of Tax-Free Fund Shares to be issued to Florida Fund
Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to
Tax-Free Fund or Florida Fund, 3300 IDS Center, 80 South Eighth Street,
Minneapolis, MN 55402-2211

14.      HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS

         14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

         14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be executed by its President or Vice President.

                      The next page is the signature page.

                                     Part A
                                      A-13

                                   SIT MUTUAL FUNDS TRUST
                                   On behalf of Sit Florida Tax-Free Income Fund

                                   By   /s/ Paul E. Rasmussen
                                        ----------------------------------------

                                   Its  Vice President
                                        ----------------------------------------

                                   SIT MUTUAL FUNDS II, INC.
                                   On behalf of Sit Tax-Free Income Fund

                                   By   /s/ Paul E. Rasmussen
                                        ----------------------------------------

                                   Its  Vice President
                                        ----------------------------------------

                                   Sit Investment Associates, Inc. executes the
                                   Agreement with respect to its obligation to
                                   bear the expenses of the Reorganization
                                   pursuant to section 9 of the Agreement.

                                   SIT INVESTMENT ASSOCIATES, INC.

                                   By   /s/ Roger J. Sit
                                        ----------------------------------------

                                   Its  President
                                        ----------------------------------------

                                     Part A
                                      A-14

Exhibit B

BOND FUNDS PROSPECTUS

Dated August 1, 2006

EXHIBIT B

Bond Funds Prospectus
August 1, 2006

Bond Funds Prospectus
August 1, 2006

Money Market Fund

U.S. Government Securities Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Florida Tax-Free Income Fund

Sit Mutual Funds

Part A
B-1

A Family of No-Load Funds

Each Sit Fund is no-load, which means that you pay no sales charges.

Be sure to read this Prospectus before you invest and keep it on file for future reference. If you have a question about any part of the Prospectus, please call 1-800-332-5580 or visit our website at www.sitfunds.com.

Part A
B-2

Sit Mutual Funds

Bond Funds Prospectus

A U G U S T    1 ,   2 0 0 6

M O N E Y   M A R K E T   F U N D

U. S.   G O V E R N M E N T    S E C U R I T I E S   F U N D

T A X - F R E E    I N C O M E    F U N D

M I N N E S O T A   T A X - F R E E   I N C O M E    F U N D

F L O R I D A    T A X - F R E E    I N C O M E    F U N D

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Part A
B-3

Part A
B-4

Part A
B-5

Introduction

Sit Mutual Funds are a family of no-load mutual funds offering a selection of Funds to investors. Each Fund has a distinctive investment objective and risk/reward profile.

T H E   S I T   B O N D   F U N D S   C O N S I S T   O F :

>	Money Market Fund

>	U.S. Government Securities Fund

>	Tax-Free Income Fund

>	Minnesota Tax-Free Income Fund

>	Florida Tax-Free Income Fund

This Prospectus describes the five bond funds that are a part of the Sit Mutual Fund family. The descriptions on the following pages may help you choose the Fund or Funds that best fit your investment goals. Keep in mind, however, that no Fund can guarantee it will meet its investment objective, and no Fund should be relied upon as a complete investment program.

The Fund Summaries section describes the principal strategies used by the Funds in trying to achieve these objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees and expenses of the Funds.

1

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-6

Fund Summaries

MONEY MARKET FUND

I N V E S T M E N T   O B J E C T I V E

The Fund seeks maximum current income to the extent consistent with preserving capital and maintaining liquidity.

P R I N C I P A L    I N V E S T M E N T   S T R A T E G I E S

The Fund seeks to achieve its objective by investing in a diversified portfolio of high-quality short-term debt securities, which may include:

>	Corporate debt securities, such as commercial paper;

>	Obligations of the U.S. government, its agencies and instrumentalities; and

>	Bank instruments, such as certificates of deposit, time deposits and bankers’ acceptances.

The Fund complies with Securities and Exchange Commission regulations that apply to money market funds. These regulations require that:

>	the Fund seeks to maintain a stable asset value of $1.00 per share;

>	the Fund’s investments mature within 397 days of purchase;

>	the Fund maintain an average dollar-weighted portfolio maturity of 90 days or less;

>	all of the Fund’s investments be denominated in U.S. dollars; and

>	all of the Fund’s investments be high-quality securities that have been determined by the Fund’s investment adviser to present minimal credit risk.

R I S K S

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund are Interest Rate Risk, Credit Risk and Income Risk. See page 11 for a discussion of these risks.

2

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-7

U.S. GOVERNMENT SECURITIES FUND

I N V E S T M E N T   O B J E C T I V E

The Fund seeks high current income and safety of principal.

P R I N C I P A L   I N V E S T M E N T   S T R A T E G I E S

The Fund seeks to achieve its objective by investing exclusively in U.S. government securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

The Fund invests a substantial portion of its assets in pass-through securities. Pass-through securities are formed when mortgages or other debt instruments are pooled together and undivided interests in the pool are sold to investors, such as the Fund. The cash flow from the underlying debt instruments is “passed through” to the holders of the securities in the form of periodic (generally monthly) payments of interest and principal, and any prepayments.

Pass-through securities in which the Fund invests include mortgage-backed securities such as those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA is an agency of the U.S. government and its securities are backed by the full faith and credit of the U.S. government. FNMA and FHLMC are U.S. government sponsored enterprises and their securities are backed by their credit. In addition, a portion of the Fund’s pass-through security investments may be GNMA manufactured home loan pass-through securities. Manufactured home loans are fixed-rate loans secured by a manufactured home unit.

Other types of U.S. government securities in which the Fund may invest include U.S. Treasury securities, U.S. government agency collateralized mortgage obligations and other U.S. government agency securities.

In selecting securities for the Fund, Fund managers seek securities providing high current income relative to yields currently available in the market. In making purchase and sales decisions for the Fund, the Fund managers consider their economic outlook and interest rate

3

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-8

forecast, as well as their evaluation of a security’s prepayment risk, yield, maturity, and liquidity. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 2 to 5 years.

The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 15 and 25 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Fund managers believe that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

R I S K S

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund. The principal risks of investing in the Fund are Interest Rate Risk, Credit Risk, Income Risk, Prepayment Risk and Management Risk. See page 11 for a discussion of these risks.

4

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-9

TAX-FREE INCOME FUND

I N V E S T M E N T    O B J E C T I V E

The Fund seeks high current income that is exempt from federal income tax consistent with preservation of capital.

P R I N C I P A L    I N V E S T M E N T    S T R A T E G I E S

The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. Municipal securities are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities.

The Fund invests both in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund generally invests a significant portion of its assets in obligations of municipal housing authorities, which include single family and multi-family mortgage revenue bonds, and in revenue bonds of health care related facilities.

The Fund primarily invests in securities rated investment-grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund’s investment adviser. Investment-grade securities are rated within the four highest grades by the major rating agencies. However, the Fund may invest up to 25% of its assets in municipal securities rated below investment grade (commonly refered to as junk bonds) or determined to be of comparable quality by the Fund’s investment adviser, but the Fund may not invest in securities rated lower than B3 by Moody’s Investors Service, or B- by Standard and Poor’s or Fitch Ratings, or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.

5

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-10

In selecting securities for the Fund, Fund managers seek securities providing high tax-exempt income. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 2.5 to 8 years. The Fund managers’ economic outlook and interest rate forecast, as well as their evaluation of a security’s structure, credit quality, yield, maturity, and liquidity, are all factors considered when making investment decisions.

The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 10 and 20 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Fund managers believe that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

R I S K S

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund. The principal risks of investing in the Fund are Interest Rate Risk, Credit Risk, Income Risk, Prepayment Risk, Management Risk, Call Risk, Political, Economic and Tax Risk, Revenue Bond Risk, Housing Authority Bonds Risk, Health Care Facility Revenue Obligations Risk and High-Yield Risk. See pages 11 through 13 for a discussion of these risks.

6

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-11

MINNESOTA TAX-FREE INCOME FUND

I N V E S T M E N T   O B J E C T I V E

The Fund seeks high current income that is exempt from federal regular income tax and Minnesota regular personal income tax consistent with preservation of capital.

P R I N C I P A L   I N V E S T M E N T   S T R A T E G I E S

The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. The Fund may invest up to 20% of its assets in securities that generate interest income subject to both Minnesota and federal alternative minimum tax (“AMT”). Investors subject to AMT treat the Fund’s income subject to AMT as an item of tax preference in computing their alternative minimum taxable income.

The Fund substantially invests in municipal securities issued by the state of Minnesota and its political subdivisions. The Fund invests in both general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality, and in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source. The Fund generally invests a significant portion of its assets in obligations of municipal housing authorities which include single family and multi-family mortgage revenue bonds, and in revenue bonds of health care related facilities.

The Fund primarily invests in securities rated investment-grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund’s adviser. Investment-grade securities are rated within the four highest grades by the major rating agencies. However, the Fund may invest up to 30% of its assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) or determined to be of comparable quality by the Fund’s investment adviser, but the Fund may not invest in securities rated lower than B3 by Moody’s Investors Service, or B- by Standard and Poor’s or Fitch Ratings or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.

7

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-12

In selecting securities for the Fund, Fund managers seek securities providing high current tax-exempt income. In making purchase and sales decisions for the Fund, the Fund managers consider their economic outlook and interest rate forecast, as well as their evaluation of a security’s structure, credit quality, yield, maturity, and liquidity. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 3 to 8 years.

The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 10 and 20 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Fund managers believe that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

R I S K S

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund. The principal risks of investing in the Fund are Interest Rate Risk, Credit Risk, Income Risk, Prepayment Risk, Management Risk, Call Risk, Political, Economic and Tax Risk, Revenue Bond Risk, Housing Authority Bonds Risk, Health Care Facility Revenue Obligations Risk, Risk of Non-Diversification, High-Yield Risk and Minnesota State Specific Risk. See pages 11 through 14 for a discussion of these risks.

8

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-13

FLORIDA TAX-FREE INCOME FUND

I N V E S T M E N T   O B J E C T I V E

The Fund seeks high current income that is exempt from federal regular income tax.

P R I N C I P A L   I N V E S T M E N T   S T R A T E G I E S

The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. Florida does not impose an individual income tax. Dividends paid by the Fund to corporate shareholders will be subject to Florida corporate income tax.

During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. The Fund may invest up to 10% of its assets in securities that generate interest income subject to federal alternative minimum tax (“AMT”). Investors subject to AMT treat the Fund’s income subject to AMT as an item of tax preference in computing their alternative minimum taxable income.

The Fund substantially invests in municipal securities issued by the state of Florida and its political subdivisions. The Fund invests in both general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality, and in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source. The Fund generally invests a significant portion of its assets in obligations of municipal housing authorities which include single family and multi-family mortgage revenue bonds, and in revenue bonds of health care related facilities. The Fund also invests in community development district bonds. Community development districts are special purpose taxing and development districts that issue special assessment and revenue bonds to fund infrastructure projects within the development district.

The Fund primarily invests in securities rated investment-grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund’s adviser. Investment-grade securities are rated within the four highest grades by the major rating agencies. Currently, the Fund’s adviser intends to invest less than 20% of the Fund’s assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) or determined to be of comparable quality by the Fund’s investment adviser. However, the Fund may invest up to 30% of its net assets in securities rated below investment-grade, but the Fund may not invest

9

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-14

in securities rated lower than B3 by Moody’s Investors Service, or B- by Standard and Poor’s or Fitch Ratings or, if unrated, determined by the Fund’s investment adviser to be of comparable quality.

In selecting securities for the Fund, Fund managers seek securities providing high current tax-exempt income. In making purchase and sales decisions for the Fund, the Fund managers consider their economic outlook and interest rate forecast, as well as their evaluation of a security’s structure, credit quality, yield, maturity, liquidity and portfolio diversification. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 2.5 to 8 years based on the managers’ economic outlook and the direction in which inflation and interest rates are expected to move. The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 10 and 20 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Fund managers believe that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

R I S K S

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund. The principal risks of investing in the Fund are Interest Rate Risk, Credit Risk, Income Risk, Prepayment Risk, Management Risk, Call Risk, Political, Economic and Tax Risk, Revenue Bond Risk, Housing Authority Bonds Risk, Health Care Facility Revenue Obligations Risk, Risk of Non-Diversification, High-Yield Risk and Florida State Specific Risk. See pages 11 through 14 for a discussion of these risks.

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FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-15

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of a Fund’s investments, investment performance and price of its shares. It is possible to lose money by investing in the Funds.

The principal risks of investing in the Funds include:

R I S K S   T H A T   A P P L Y   T O   A L L   F U N D S

>

Interest Rate Risk: An increase in interest rates may lower a Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

>

Credit Risk: The issuers or guarantors of securities (including U.S. government agencies and instrumentalities issuing securities that are not guaranteed by the full faith and credit of the U.S. government) owned by a Fund may default on the payment of principal or interest, or the other party to a contract may default on its obligations to a Fund, causing the value of the Fund to decrease.

>	Income Risk: The income you earn from a Fund may decline due to declining interest rates.

>	Management Risk: A strategy used by the investment management team may not produce the intended results.

R I S K   T H A T   A P P L I E S   P R I M A R I L Y   T O   T H E   U . S ..
G O V E R N M E N T   S E C U R I T I E S ,    T A X - F R E E   I N C O M E ,
M I N N E S O T A   T A X - F R E E   I N C O M E   A N D   F L O R I D A
T A X - F R E E   I N C O M E   F U N D S

>

Prepayment Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities and manufactured home loan pass-through securities owned by a Fund. The proceeds received by a Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to a Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of a Fund’s value to rising interest rates.

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FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-16

R I S K S   T H A T   A P P L Y   P R I M A R I L Y   T O   T H E   T A X - F R E E
I N C O M E ,   M I N N E S O T A   T A X - F R E E   I N C O M E ,   A N D
F L O R I D A   T A X - F R E E   I N C O M E   F U N D S

>

Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in a Fund’s income.

>

Political, Economic and Tax Risk: Because the Funds invest primarily in municipal securities issued by states and their political subdivisions (specifically, the state of Minnesota for the Minnesota Tax-Free Income Fund and the state of Florida for the Florida Tax-Free Income Fund), the Funds may be particularly affected by the political and economic conditions and developments in those states. Since each Fund primarily invests in municipal securities, the value of each Fund may be more adversely affected than other funds by future changes in federal or state income tax laws.

>

Revenue Bond Risk: The revenue bonds in which the Funds invest may entail greater credit risk than the Funds’ investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

>

Housing Authority Bonds Risk: Because the Funds may invest a significant portion of their assets in housing authority bonds, the Funds may be more affected by events influencing the housing sector than a fund that is more diversified across numerous sectors. A housing authority’s gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, economic developments such as fluctuations in interest rates, construction costs and operating costs; and changes in federal housing subsidy programs. A housing authority’s inability to obtain additional financing could also reduce revenues available to pay existing obligations.

>

Health Care Facility Revenue Obligations Risk: Because the Funds may invest a significant portion of their assets in health care facility bonds, the Funds may be more affected by events influencing the health care sector than a fund that is more diversified across numerous sectors. A health care facility’s gross receipts and net income

12

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-17

available for debt service may be affected by future events and conditions including, among other things, demand for services, efforts by insurers and governmental agencies to limit rates, legislation and changes in Medicare, Medicaid and other similar third-party payor programs.

>

High-Yield Risk: The Minnesota Tax-Free Income and Florida Tax-Free Income Funds may invest up to 30% of its assets in municipal securities rated below investment-grade. The Tax-Free Income Fund may invest up to 25% of its assets in municipal securities rated below investment-grade. Debt securities rated below investment-grade are commonly known as junk bonds. Junk bonds are considered predominately speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.

R I S K   T H A T   A P P L I E S   P R I M A R I L Y   T O   T H E
M I N N E S O T A   T A X - F R E E   I N C O M E   F U N D   A N D   T H E
F L O R I D A   T A X - F R E E   I N C O M E   F U N D

>

Risk of Nondiversification: The Funds are nondiversified, as is typical of single-state funds. This means that each may invest in a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers, the Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

R I S K   T H A T   A P P L I E S   O N L Y   T O   T H E   M I N N E S O T A
T A X - F R E E   I N C O M E   F U N D

>

Minnesota State Specific Risk: The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State’s economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of fabricated metals, machinery, computers and electronics, food, and printing and related. The concentration in these industries leaves Minnesota vulnerable to an economic slowdown associated with business cycles in these industries. The ability of Minnesota or its municipalities to meet their obligations depends on the availability of tax and other revenues, the economic, political and demographic conditions within the state, ecological

13

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-18

or environmental concerns, and the underlying fiscal condition of the state, its counties and its municipalities. In recent years, the State addressed recurring projected budget deficits by substantially reducing or deferring projected spending, including aid to local government and higher education, transferring funds from other accounts, and increasing revenues.

R I S K   T H A T   A P P L I E S   O N L Y   T O   T H E   F L O R I D A
T A X - F R E E   I N C O M E   F U N D

>

Florida State Specific Risk: Because the Fund invests primarily in Florida municipal securities it will be more exposed to negative political or economic factors in Florida than a fund that invests more widely. Florida’s economy is largely composed of services, trade, construction, agriculture, manufacturing and tourism. The exposure to these industries, particularly tourism, leaves Florida vulnerable to an economic slowdown associated with business cycles. When compared with other states, Florida has a proportionately greater retirement age population, and property income (dividends, interest and rent) and transfer payments (including social security and pension benefits) are a relatively more important source of income. Proportionately greater dependency on these revenues leaves the state vulnerable to a decline in these revenues. Furthermore, because of Florida’s rapidly growing population, corresponding increases in state revenue will be necessary during the next decade to meet increased burdens on the various public and social services provided by the state. From time to time, Florida and its political subdivisions have encountered financial difficulties.

PORTFOLIO HOLDINGS

Each Funds’ portfolio holdings are included in that Fund’s annual and semi-annual financial reports that are mailed to shareholders of record. Additionally, a complete portfolio holdings report is filed quarterly with the SEC on Form N-Q and is available on the SEC website at www.sec.gov or upon request from a Sit Investor Service Representative. A complete description of the Funds’ portfolio holdings disclosure policies is available in the Funds’ Statement of Additional Information.

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FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-19

PERFORMANCE

The following bar charts show the Funds’ annual total returns for calendar years ended 12/31. This information illustrates how each Fund’s performance has varied over time, which is one indication of the risks of investing in a Fund. A Fund’s past performance does not necessarily indicate how it will perform in the future. The bar charts assume that all distributions have been reinvested.

A N N U A L   T O T A L   R E T U R N S   for calendar years ended 12/31

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Part A
B-20

U.S. Government Securities Fund

9.15%
8.19%
8.56%
6.52%
5.79%
4.99%
3.35%
2.49%
1.37%
1.19%
8%
6%
4%
2%
0%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

The Fund's year-to-date return as of 6/30/06 (not annualized) was 0.52%.
Best Quarter: 3.42% (4Q00) Worst Quarter: -0.58% (2Q04)

Tax-Free Income Fund

9.87%
8.32%
6.29%
5.69%
5.84%
5.69%
3.98%
3.30%
2.87%
-4.01%
10%
8%
6%
4%
2%
0%
-2%
-4%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

The Fund's year-to-date return as of 6/30/06 (not annualized) was 0.28%.
Best Quarter: 3.13% (3Q97) Worst Quarter: -1.84% (4Q99)

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-21

A N N U A L   T O T A L   R E T U R N S   (continued)

Minnesota Tax-Free Income Fund

8%
6%
4%
2%
0%
-2%
-4%
5.89%
8.19%
6.14%
-3.82%
8.09%
5.85%
7.06%
4.42%
3.80%
4.44%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

The Fund's year-to-date return as of 6/30/06 (not annualized) was 1.18%.
Best Quarter: 2.70% (4Q97) Worst Quarter: -2.24% (4Q99)

Florida Tax-Free Income Fund

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.58%
3.22%
2004
2005

The Fund's year-to-date return as of 6/30/06 (not annualized) was 0.94%.
Best Quarter: 1.46% (2Q05) Worst Quarter: -0.61% (2Q04)

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-22

A V E R A G E  A N N U A L  T O T A L  R E T U R N S  for periods ended 12/31/05

The following tables show the Funds’ average annual total returns before taxes over various periods ended December 31, 2005. The tables also show, for each Fund other than Money Market Fund, the Fund’s average total returns after taxes and the change in value of a broad-based market index. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.

A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

Money Market Fund	1 Year	5 Years	10 Years

Return before taxes	2.77%	1.84%	3.53%

U.S. Government Securities Fund	1 Year	5 Years	10 Years

Return before taxes	2.49%	4.25%	5.12%

Return after taxes on distributions	1.11	2.71	3.12

Return after taxes on distributions and sale of Fund shares	1.33	2.70	3.12

Lehman Intermediate Gov’t Bond Index (1) (2)	1.68	4.82	5.50

(1)	Reflects no deduction for fees, expenses or taxes

(2)	An unmanaged index composed of government fixed-rate securities with maturities of 1 to 10 years.

18

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-23

Tax-Free Income Fund	1 Year	5 Years	10 Years

Return before taxes	3.30%	4.33%	4.72%

Return after taxes on distributions	3.30	4.33	4.70

Return after taxes on distributions and sale of Fund shares	3.38	4.34	4.73

Lehman 5-Year Municipal Bond Index (1) (2)	0.95	4.62	4.78

(1)	Reflects no deduction for fees, expenses or taxes

(2)	An unmanaged index composed of municipal securities with maturities of 4 to 6 years. It is a subset of the Lehman Municipal Bond Index, an unmanaged index of investment-grade tax-exempt bonds.

Minnesota Tax-Free Income Fund	1 Year	5 Years	10 Years

Return before taxes	4.44%	5.08%	4.94%

Return after taxes on distributions	4.44	5.08	4.94

Return after taxes on distributions and sale of Fund shares	4.41	5.02	4.95

Lehman 5-Year Municipal Bond Index (1) (2)	0.95	4.62	4.78

(1)	Reflects no deduction for fees, expenses or taxes

(2)	An unmanaged index composed of municipal securities with maturities of 4 to 6 years. It is a subset of the Lehman Municipal Bond Index, an unmanaged index of investment-grade tax-exempt bonds.

Florida Tax-Free Income Fund	1 Year	5 Years	Since Inception (12/31/03)

Return Before Taxes	3.22%	n/a	2.89%

Return After Taxes on Distributions	3.22	n/a	2.89

Return After Taxes on Distributions and Sale of Fund Shares	3.22	n/a	2.87

Lehman 5-Year Municipal Bond Index (1)(2)	0.95	n/a	1.83

(1)	Reflects no deduction for fees, expenses or taxes

(2)	An unmanaged index composed of municipal securities with maturities of 4 to 6 years. It is a subset of the Lehman Municipal Bond Index, an unmanaged index of investment-grade tax-exempt bonds.

19

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-24

FEES AND EXPENSES

This table shows fees and expenses that you may pay if you buy and hold shares of the Funds. All Sit Mutual Funds are no-load investments, so you will not pay any shareholder fees such as sales loads or exchange fees when you buy or sell shares of the Funds. However, when you hold shares of a Fund, you indirectly pay a portion of the Fund’s operating expenses. These expenses are deducted from Fund assets.

Shareholder Fees (fees paid directly from your investment)					None

Annual Fund Operating Expenses as a % of average net assets

	Management Fees		Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses

Money Market	.80%	(1)	None	None	.80%	(1)

U.S. Government Securities	1.00%	(1)	None	None	1.00%	(1)

Tax-Free Income	.80%	(1)	None	None	.80%	(1)

Minnesota Tax-Free Income	.80%		None	None	.80%

Florida Tax-Free Income	.80%		None	None	.80%

(1)

Management fee represents contractual fee and does not reflect the Adviser’s voluntary waiver of fees. Actual expenses are lower than those shown in the table because of voluntary fee waivers by the Adviser. As a result of the fee waiver, the actual management fee paid for the year ended 3/31/06 by the Money Market Fund was .50% of the Fund’s average daily net assets; U.S. Government Securities Fund was .80% of the Fund’s average daily net assets; Tax-Free Income Fund was .77% of the Fund’s average daily net assets. After December 31, 2007, the voluntary fee waivers may be terminated at any time by the Adviser.

20

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-25

E X A M P L E

This example is intended to help you compare the cost of investing in each Fund (before the fee waiver) with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions), that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	1-Year	3-Years	5-Years	10-Years

Money Market	$82	$256	$446	$993

U.S. Government Securities	$102	$320	$555	$1,229

Tax-Free Income	$82	$256	$446	$993

Minnesota Tax-Free Income	$82	$256	$446	$993

Florida Tax-Free Income	$82	$256	$446	$993

21

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-26

Fund Management

INVESTMENT ADVISER

Sit Investment Associates, Inc. (the “Adviser”), 3300 IDS Center, 80 S. Eighth Street, Minneapolis, Minnesota 55402, is the Funds’ investment adviser. The Adviser was founded in 1981 and provides investment management services for both public and private clients. As of June 30, 2006, the Adviser had approximately $6.6 billion in assets under management, including approximately $1.4 billion for the 13 Sit Mutual Funds.

Under Investment Management Agreements between the Funds and the Adviser (the “Agreements”), the Adviser manages the Funds’ business and investment activities, subject to the authority of the board of directors. A discussion regarding the basis of the board of directors’ approving the Agreements is available in the Bond Funds Annual Report to shareholders, dated March 31, 2006. The Agreements require the Adviser to bear all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. Each Fund pays the Adviser a monthly fee for its services. During their most recent fiscal year, after taking into account voluntary fee waivers, the Funds paid the following advisory fees to the Adviser:

Fund	Advisory fee as a % of average daily net assets

Money Market Fund	.50	%*

U.S. Government Securities Fund	.80	%*

Tax-Free Income Fund	.77	%*

Minnesota Tax-Free Income Fund	.80%

Florida Tax-Free Income Fund	.80%

*

Net of voluntary fee waivers. After December 31, 2007, these voluntary fee waivers may be discontinued by the Adviser in its sole discretion. The contractual fee (without waivers) for the Money Market Fund is .80% (.60% of assets in excess of $50 million) per year of the Fund’s average daily net assets, the U.S. Government Securities Fund is 1.00% (.80% of assets in excess of $50 million) per year of the Fund’s average daily net assets, and the Tax-Free Income Fund is .80% per year of the Fund’s average daily net assets.

22

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-27

PORTFOLIO  MANAGEMENT

The Funds’ investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Funds. The portfolio management team is led by Michael C. Brilley, Senior Vice President of the Adviser; Debra A. Sit, Vice President of the Adviser; and Bryce A. Doty, Vice President – Investments of the U.S. Government Securities Fund. Eugene C. Sit, Chairman and Chief Investment Officer of the Adviser establishes and oversees Fund policy and investment management strategies.

The following table lists the individual team members that are primarily responsible for managing each Fund’s investments.

Portfolio Manager Title	Role on Management Team	Experience with: • Management Team • Adviser • Industry	Past 5 Years’ Business Experience

Money Market

Michael C. Brilley Senior Vice President	Chief Fixed Income Officer	12 yrs 9 m 22 yrs 4 m 38 yrs 7 m	Senior Vice President and Senior Fixed Income Officer of the Advisor; Director and President and Chief Fixed Income Officer of Sit Investment Fixed Income Advisors, Inc. (“SF”)

Mark H. Book Vice President – Investments	Portfolio Manager	1 yrs 9 m 5 yrs 11 m 19 yrs 8 m	Vice President and Fixed Income Portfolio Manager of SF.

U.S. Government Securities

Michael C. Brilley Senior Vice President	Chief Fixed Income Officer	19 yrs 1 m 22 yrs 4 m 38 yrs 7 m	See above.

Bryce A. Doty Vice President – Investments	Senior Portfolio Manager	10 yrs 7 m 10 yrs 8 m 16 yrs 2 m	Vice President and Fixed Income Portfolio Manager of SF.

Mark H. Book Vice President – Investments	Portfolio Manager	3 yrs 9 m 5 yrs 11 m 19 yrs 8 m	See above.

23

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-28

Portfolio Manager Title	Role on Management Team	Experience with: • Management Team • Adviser • Industry	Past 5 Years’ Business Experience

Tax-Free Income

Michael C. Brilley Senior Vice President	Chief Fixed Income Officer	17 yrs 10 m 22 yrs 4 m 38 yrs 7 m	See previous page.

Paul J. Jungquist Vice President – Investments	Senior Portfolio Manager	5 yrs 9 m 12 yrs 6 m 12 yrs 6 m	Vice President and Fixed Income Portfolio Manager of SF.

Debra A. Sit Vice President – Investments	Senior Portfolio Manager	15 yrs 7 m 25 yrs 0 m 25 yrs 0 m	Vice President – Bond Investments of the Adviser; Senior Vice President – Investments of SF.

Minnesota Tax-Free

Michael C. Brilley Senior Vice President	Chief Fixed Income Officer	12 yrs 8 m 22 yrs 4 m 38 yrs 7 m	See previous page.

Paul J. Jungquist Vice President – Investments	Senior Portfolio Manager	7 yrs 9 m 12 yrs 6 m 12 yrs 6 m	See above.

Debra A. Sit Vice President – Investments	Senior Portfolio Manager	12 yrs 8 m 25 yrs 0 m 25 yrs 0 m	See above.

Florida Tax-Free

Michael C. Brilley Senior Vice President	Chief Fixed Income Officer	2 yrs 7 m 22 yrs 4 m 38 yrs 7 m	See previous page.

Paul J. Jungquist Vice President – Investments	Senior Portfolio Manager	2 yrs 7 m 12 yrs 6 m 12 yrs 6 m	See above.

Debra A. Sit Vice President – Investments	Senior Portfolio Manager	2 yrs 7 m 25 yrs 0 m 25 yrs 0 m	See above.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund, if any.

24

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-29

DISTRIBUTOR

SIA Securities Corp. (the “Distributor”), an affiliate of the Adviser, is the distributor for the Funds. The Distributor markets the Funds’ shares only to certain institutional and individual investors and all other sales of the Funds’ shares are made by each Fund.

The Distributor or the Adviser may enter into agreements under which various brokerage firms provide administrative services for customers who are beneficial owners of shares of the Funds. The Distributor or Adviser may compensate these firms for the services provided, with compensation based on the aggregate assets of customers that are invested in the Funds.

CUSTODIAN AND TRANSFER AGENT

PFPC Trust Company, located at 8800 Tinicum Boulevard, Third Floor, Philadelphia, PA 19153, is the Custodian for the Funds.

PFPC Inc., located at 101 Sabin Street, Pawtucket, RI 02860, is the Transfer Agent for the Funds.

25

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-30

Shareholder Information

SHARE PRICE

Your price for purchasing, selling, or exchanging shares is based on the Fund’s net asset value (NAV) per share, which is calculated as of the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central time) every day the exchange is open. The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. The NAV per share of the other Funds will fluctuate.

NAV is based on the market value of the securities in a Fund’s portfolio which are valued on the basis of market quotations or official closing prices. When market quotations or official closing prices are not readily available, fair value is determined in good faith by the Adviser using methods approved by the board of directors. If an event that is likely to affect materially the value of a portfolio security occurs after the relevant market has closed (but before the calculation of a Fund’s NAV), it may be necessary to determine the fair value of the security in light of that event, and price the security at the fair value. Events that materially affect the value of a security may occur in a particular geographic region or be specific to a particular industry, or affect only one particular issuer. For example, a natural disaster may affect the operations of issuers located in the affected geographic region, which may require the Fund to determine the fair value of such issuer’s portfolio securities in light of such event. The Funds will determine NAV using the fair value price of a security in order to ensure that the prices of the securities reflect their value as of the time set for NAV calculation.

Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Fair value pricing involves subjective judgements and it is possible that the fair value determined for a security may be different than the value that could be realized upon the sale of that security.

Short-term debt securities maturing in less than 60 days are valued at amortized cost. The amortized cost method of valuation initially values a security at its purchase cost, then consistently adjusts the cost value by amortizing/accreting any discount or premium paid until the security’s maturity without regard to fluctuating interest rates.

26

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-31

WHEN ORDERS ARE EFFECTIVE

Purchase, exchange, and sale orders are received and may be accepted by Sit Mutual Funds only on days the New York Stock Exchange (“NYSE”) is open. Purchase, exchange, and sale orders received prior to the close of the NYSE (generally 3:00 p.m. Central time) are processed at the net asset value per share calculated for that business day, except purchases made to an existing account via Automated Clearing House, “ACH,” electronic transfer of funds. ACH purchases are invested at the net asset value per share on the next business day after your telephone call to the Funds if you call the Funds prior to the close of the NYSE. Your bank account will be debited within 1 to 2 business days.

If your purchase, exchange, or sale order is received after the close of the NYSE, the purchase, exchange or sale will be made at the net asset value calculated on the next day the NYSE is open.

INVESTING THROUGH FINANCIAL INTERMEDIARIES

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds.

The Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Funds. A Fund will be deemed to have received an order when the order is received by the authorized intermediary in good form, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Funds (or their transfer agent) within agreed-upon time periods. Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges.

27

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-32

OTHER ACCOUNT POLICIES

C H E C K   W R I T I N G

Checkwriting is available on all Sit Bond Funds at no cost. You may redeem shares by writing checks in amounts of $250 or more. To use this option, you must complete the checkwriting section of the application. You will be provided with free checks and you may order additional checks as needed. The checkwriting privilege is subject to the Funds’ procedures and rules, including the “Conditions of Checkwriting” information found on the account application. The checkwriting privilege may be terminated or suspended, and/or a fee may be imposed for this service.

A check that you write will be treated as a sale of shares equal to the amount of the check. You will receive a confirmation of the sale and your cancelled check will be returned. You will be entitled to distributions paid on your shares until the check is presented to the Fund for payment.

You cannot liquidate your account using the checkwriting privilege because your account balance will change each day as a result of daily dividends and fluctuation of the net asset value per share. If you wish to sell all of your shares, see the “Selling Shares” section.

P U R C H A S E   R E S T R I C T I O N S

The Funds may reject or restrict any purchase or exchange order at any time when, in the judgment of management, it is in the best interests of the Funds. For example, see the discussion regarding “Excessive Trading in Fund Shares” below.

E X C E S S I V E   T R A D I N G   I N   F U N D   S H A R E S

The Funds discourage excessive short-term trading that could be disruptive to the management of a Fund. When large dollar amounts are involved, a Fund may have difficulty implementing investment strategies, because it cannot predict how much cash it will have to invest. Excessive trading also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to satisfy a redemption request, and may increase brokerage expenses. These factors may hurt a Fund’s performance and its shareholders.

The Funds may, in the Funds’ discretion, reject any purchase or exchange order from a shareholder if the Funds determine that the shareholder’s short-term trading activity is excessive. The Funds’ Boards of Directors have approved policies and procedures designed to discourage excessive trading in Fund shares. For example, the Funds monitor purchase orders and investigate orders that exceed certain thresholds and attempt to confirm that the

28

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-33

investment is not being made for a short-term. The Funds have the right to modify the market timing policy at any time without advance notice. The Funds seek to apply market timing policies and procedures uniformly to all shareholders. The Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts, however, it should be noted that the ability of the Funds to monitor and limit excessive short-term trading of shareholders investing in a Fund through the omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts. Despite our efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify market timers or curtail their trading practices.

A C C O U N T S   W I T H   B A L A N C E S   B E L O W   T H E   M I N I M U M
R E Q U I R E D   I N V E S T M E N T

If your account balance in a Fund falls below $5,000 as a result of selling or exchanging shares, the Fund has the right to redeem your shares and send you the proceeds. Before redeeming your account, the Fund will mail you a notice of its intention to redeem, which will give you an opportunity to make an additional investment. If you do not increase the value of your account to at least $5,000 within 30 days of the date the notice was mailed, the Fund may redeem your account.

I N V E S T O R   S E R V I C E   F E E S

Investor Services Representatives can provide many services to you. You will be charged a fee for some customized services, such as researching historical account statements and mailings via overnight delivery services. A schedule of services with applicable fees, if any, is available upon request.

C U S T O M E R   I D E N T I F I C A T I O N   P R O G R A M

Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens an account with the Funds. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Funds reserve the right to: (a) place limits on account transactions until the investor’s identity is verified; (b) refuse an investment in the Funds or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

29

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-34

PURCHASING  SHARES

T O O P E N A N A C C O U N T	T O A D D T O A N A C C O U N T	By Mail

Mail a completed account application and your check payable to:

                Sit Mutual Funds
                P.O. Box 9763
                Providence, RI 02940

Third party checks or starter checks are not accepted for initial purchases.

Please be sure to complete the entire application, including the selection of which Fund(s) you want to purchase.

Prospectuses and account applications may be viewed and printed from our website, www.sitfunds.com.

Mail a completed investment slip for a particular fund (which you received in your account statement) or a letter of instruction with a check payable to:

                Sit Mutual Funds
                P.O. Box 9763
                Providence, RI 02940

A letter of instruction must include your account number, the name(s) of the registered owner(s) and the Fund(s) that you want to purchase.

Starter checks are not accepted for additional purchases.

By Telephone

Fax a completed account application to Sit Mutual Funds at 612-342-2111 and then call us at 1-800-332-5580 or 612-334-5888 for a new account number and bank wiring instructions.

Payment by Wire. Instruct your bank to wire your investment to the Sit Mutual Funds using the wire instructions on the back of the prospectus. Call us at 1-800-332-5580 or 612-334-5888 and notify us of the wire.

Instruct your bank to wire your investment to us using the wire instructions we have given you. Your bank may charge a wire fee. Mail the original signed account application to:

                Sit Mutual Funds
                P.O. Box 9763
                Providence, RI 02940

Payment by ACH. Call us at 1-800-332-5580 or 612-334-5888 to request that a purchase be made electronically from your bank account. The shares purchased will be priced on the next business day following your telephone request made prior to the close of the NYSE.

Before using the ACH feature, you must set up the ACH option on your initial account application or a Change of Account Options Form.

Note for IRA Accounts: An IRA account cannot be opened over the telephone.

Automatically

You cannot make an initial purchase automatically.

You may set up an Automatic Investment Plan on your initial account application or on a Change of Account Options Form. The Plan will invest in the selected Fund electronically from your bank account (via ACH) on any day the Funds are open - either monthly, quarterly or annually.

Please see page 32 for additional general rules for purchasing and selling shares.

30

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-35

SELLING  SHARES

By Mail	T O E X C H A N G E S H A R E S	T O S E L L S H A R E S

You may sell shares of one Sit Fund and purchase shares of another Sit Fund by mailing a letter of instruction signed by all registered owners of the account to:

                Sit Mutual Funds
                P.O. Box 9763
                Providence, RI 02940

A letter of instruction must include your account number, the name(s) and the number of shares or dollar amount of the Fund(s) you want to sell and the name(s) of the Fund(s) you want to purchase.

Mail a written request that includes:
• Account number,
• Names and signatures of all registered owners exactly as they appear on the account,
• Name of Fund and number of shares or dollar amount you want to sell.
• Medallion signature guarantee(s) if you have requested that the proceeds from the sale be:
• paid to anyone other than the registered account owners,
• paid by check and mailed to an address other than the registered address, or
• sent via bank wire (currently an $8 fee) to a bank different than the bank authorized by you on your account application.
• Supporting legal documents, if required (see “General Rules” on following page)
• Method of payment (check, wire transfer, or ACH, see “General Rules” on following page)
Note for IRA Accounts: Mail a signed IRA Distribution Form to Sit Mutual Funds.

By Telephone

You may sell shares of one Sit Fund and purchase shares of another Sit Fund by calling us at 1-800-332-5580 or 612-334-5888. If you call after business hours, you will need your Personal Identification Number to use the automatic telephone system.

Call us at 1-800-332-5580 or 612-334-5888 and request a sale of shares.

Before selling shares by telephone, you must set up the option on your initial account application or a Change of Account Options Form. Proceeds from the sale will be sent as directed on your application by check, bank wire or ACH. The Funds’ bank charges a wire fee to send the proceeds via bank wire (currently $8).

Note for IRA Accounts: A sale of shares from an IRA account cannot be made over the telephone. Mail a completed IRA Distribution Form to Sit Mutual Funds.

Automatically

You may set up an Automatic Exchange Plan on your initial account application or on a Change of Account Options Form. The Plan will sell shares of one Sit Fund and invest in another Sit Fund automatically on any day the Funds are open – either monthly, quarterly or annually.

Shares may be sold through the Automatic Withdrawal Plan (minimum $100) if the Special Services section of the initial account application is complete.

You may add this option by completing a Change of Account Options Form, and this option will begin within 10 days of the Funds’ receipt of the form.

Proceeds from the sale will be sent as directed on your account application, by check or ACH.

Please see page 32 for additional general rules for purchasing and selling shares.

31

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-36

GENERAL  RULES  FOR   PURCHASING  &  SELLING  SHARES

P U R C H A S I N G S H A R E S	E X C H A N G I N G S H A R E S

Shares may be purchased on any day the NYSE is open with a minimum initial investment of $5,000 per fund.

IRA accounts (regular, Roth and SEP) require a minimum initial investment of $2,000 per fund.

Additional investments in any account must be at least $100.

You may sell shares of one or more Sit Funds and use the proceeds to buy shares of another Sit Fund at no cost.

Before making an exchange, please read the prospectus and consider the investment objective of the Fund you are purchasing.

You may exchange shares by mail, telephone or an automatic exchange plan as described on page 31. You may also exchange shares of the Sit Funds on our website at www.sitfunds.com.

An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.

S E L L I N G S H A R E S	R E C E I P T O F S A L E P R O C E E D S

Your sale proceeds will be paid as soon as possible, generally not later than 7 business days after the Funds’ receipt of your request to sell. However, if you purchased shares with nonguaranteed funds, such as a personal check, and you sell shares, your sale proceeds payment will be delayed until your check clears, which may take 15 days.

Other Documents: Under certain circumstances, sales of shares may require additional legal documentation, such as sales by estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Medallion Signature Guarantee: A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transactions. A medallion signature guarantee may be obtained from a bank, brokerage firm, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. A notary public stamp cannot be substituted for a medallion signature guarantee.

You may receive proceeds from the sales of your shares in one of three ways:

(1) By Mail
Your check will generally be mailed to the address of record within 7 days after receipt of your request.

(2) By Wire
Your bank account will generally be credited within 1 to 2 business days after receipt of your request. The Funds’ bank charges a wire fee (currently $8) which will be deducted from the balance of your account or from the amount being wired if your account has been completely redeemed. The recipient bank may also charge a wire fee.

(3) By ACH
Your bank account will generally be credited within 1 to 2 business days after receipt of your request. Proceeds from the sale of shares from an IRA account cannot be paid using ACH.

32

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-37

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund’s net investment income are declared daily and paid monthly. Net investment income includes dividends on stocks and interest earned on bonds or other debt securities less operating expenses.

Capital gains, if any, are distributed at least once a year by each Fund. A capital gain occurs if a Fund sells portfolio securities for more than its cost.

If you buy Fund shares just before a capital gain distribution, in effect, you “buy the distribution.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund paying the distribution at the net asset value per share on the distribution date. However, you may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. Such requests may be made on the application, Change of Account Options form, or by written notice to Sit Mutual Funds. You will receive a quarterly statement reflecting the dividend payment and, if applicable, the reinvestment of dividends. If cash payment is requested, an ACH transfer will be initiated, or a check normally will be mailed within five business days after the payable date. If the check cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will automatically be reinvested in Fund shares. No interest will accrue on uncashed distribution, dividend, or sales proceeds checks.

33

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-38

TAXES

Some of the tax consequences of investing in the Funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

T A X E S  O N  D I S T R I B U T I O N S

Money Market Fund and U.S. Government Securities Fund. Each Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested.

Distributions paid from a Fund’s net investment income and short-term capital gains, if any, are taxable as ordinary income. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares.

The Funds expect that their distributions will consist primarily of ordinary income and will not be treated as “qualifying dividends” that are taxed at the same rates as long-term capital gains.

Tax-Free Income Fund, Minnesota Tax-Free Income Fund and Florida Tax-Free Income Fund. Each Fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. However, Minnesota Tax-Free Income Fund may invest up to 20% of its net assets in municipal securities subject to the alternative minimum tax and the Florida Tax-Free Income Fund may invest up to 10% of its net assets in municipal securities subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders’ alternative minimum tax. The Funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free Income Fund’s exempt-interest dividends may be subject to state or local taxes.

34

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-39

Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares.

Minnesota Income Taxation. Minnesota Tax-Free Income Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the Fund must be derived from interest income on Minnesota municipal securities. A portion of the Fund’s dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.

Florida Intangible Personal Property and Income Tax. The Florida House and Senate recently approved legislation to repeal the annual Florida intangible personal property tax. The law becomes effective January 1, 2007, if the Governor signs it into law, as he is expected to do. Prior to the repeal of the intangible tax, it was intended that the Florida Tax-Free Income Fund’s shares would be exempt from the Florida intangible personal property tax.

Florida does not impose an individual income tax. Dividends paid by the Fund to corporate shareholders will be subject to Florida corporate income tax.

T A X E S  O N  T R A N S A C T I O N S

The sale or exchange of your shares in a Fund is a taxable transaction, and you may incur a capital gain or loss on the transaction. If you held the shares for more than one year, such gain or loss would be a long-term gain or loss. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

35

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-40

RETIREMENT AND OTHER
TAX-DEFERRED ACCOUNTS

Taxes on current income can be deferred by investing in Individual Retirement Accounts (IRAs), 401(k), pension, profit sharing, 403(b)(7), employee benefit, deferred compensation and other qualified retirement plans.

The Funds are available for your tax-deferred retirement plan with a $2,000 minimum initial investment per Fund and subsequent contributions of at least $100. Such retirement plans must have a qualified plan sponsor or trustee. Tax-deferred retirement plans include 401(k), profit sharing, and money purchase plans as well as IRA, Roth IRA, SEP-IRA and certain 403(b)(7) plans. You should contact Sit Mutual Funds for specific plan documentation. IRA accounts with balances under $10,000 will be charged an annual $15 IRA custodial fee.

The federal tax laws governing these tax-deferred plans must be complied with to avoid adverse tax consequences. You should consult your tax adviser before investing.

Tax-Free Income Fund, Minnesota Tax-Free Income Fund and Florida Tax-Free Income Fund are not suitable investments for tax-deferred accounts.

36

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-41

MAILING OF REGULATORY DOCUMENTS

The Funds’ practice is to “household,” or consolidate shareholder mailings of regulatory documents such as prospectuses, shareholder reports, and proxies to shareholders at a common address. This means that a single copy of these regulatory documents is sent to the address of record. If at any time you wish to receive multiple copies of the regulatory documents at your address, you may contact the Funds and the Funds will mail separate regulatory documents to each of your individual accounts within 30 days of your call.

PRIVACY POLICY

We collect nonpublic personal information about you from information we receive from you on applications or other forms and information about your transactions and communications with us, our affiliates or others. We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

37

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-42

Additional Information

OTHER SECURITIES, INVESTMENT PRACTICES, AND POLICIES

The principal investment strategies and risk factors of each Fund are outlined in the section entitled “Fund Summaries.” Below are brief discussions of certain other investment practices of the Funds and certain additional risks of investing in the Funds. Each Fund may invest in securities and use investment strategies that are not described in this Prospectus but are described in the Statement of Additional Information.

D U R A T I O N

Duration measures how much the value of a security is expected to change with a given change in interest rates. Effective duration is one means used to measure interest rate risk. The longer a security’s effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 2 years would decrease by 2%, with all other factors being constant. The Adviser uses several methods to compute duration estimates appropriate for particular securities held in the Funds’ portfolios. Duration estimates are based on assumptions by the Adviser and subject to a number of limitations. Duration is most useful when interest rate changes are small and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates.

P O R T F O L I O  T U R N O V E R

The Funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. However, historically, the Funds’ turnover rate has been less than 100%. The “Financial Highlights” section of this Prospectus shows each Fund’s historical portfolio turnover rate. A high portfolio turnover rate generally will result in greater brokerage commission expenses borne by a Fund which may decrease the Fund’s yield. A high portfolio turnover rate may result in higher amounts of realized capital gain, including short-term capital gain, subject to the payment of taxes by shareholders.

38

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-43

S E C U R I T I E S  R A T I N G S

When debt securities are rated by one or more independent rating agencies, the Adviser uses these ratings to determine bond quality. Investment-grade debt securities are those that are rated within the four highest rating categories, which are AAA, AA, A, and BBB by Standard & Poor’s and Fitch Ratings, and Aaa, Aa, A and Baa by Moody’s Investor Services. If a debt security’s credit quality rating is downgraded after a Fund’s purchase, the Adviser will consider whether any action, such as selling the security, is warranted.

I N V E S T M E N T  I N  T H E  S I T  M O N E Y  M A R K E T  F U N D

Each Fund may invest in shares of the money market funds advised by the Adviser, which includes the Sit Money Market Fund. These investments may be made in lieu of direct investments in short-term money market instruments if the Adviser believes that they are in the best interest of the Funds.

T E M P O R A R Y  D E F E N S I V E  I N V E S T I N G

For temporary defensive purposes in periods of unusual market conditions, each Fund may invest all of its total assets in cash or short-term debt securities including certificates of deposit, bankers’ acceptances and other bank obligations, corporate and direct U.S. obligation bonds, notes, bills, commercial paper and repurchase agreements. In addition, Tax-Free Income Fund, Minnesota Tax-Free Income Fund and Florida Tax-Free Income Fund may invest all of their assets in taxable obligations under these conditions. Investing in these temporary investments may reduce a Fund’s yield and prevent it from achieving its investment objective.

39

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-44

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of each Fund. This information is intended to help you understand each Fund’s financial performance for the past 5 years. Some of this information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.

40

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-45

S I T  M O N E Y  M A R K E T  F U N D

	Fiscal Years Ended March 31,

	2006		2005		2004		2003		2002

Net Asset Value:

Beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Operations:

Net investment income	0.03		0.01		0.01		0.01		0.03

Total from operations	0.03		0.01		0.01		0.01		0.03

Distributions to Shareholders:

From net investment income	(0.03)		(0.01)		(0.01)		(0.01)		(0.03)

Net Asset Value:

End of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return(1)	3.28%		1.24%		0.60%		1.13%		2.63%

Net assets at end of period (000’s omitted)	$69,682		$38,141		$44,610		$73,843		$93,785

Ratios:

Expenses to average daily net assets	0.50	%(2)	0.50	%(2)	0.50	%(2)	0.50	%(2)	0.50	%(2)
Net investment income to average daily net assets	3.35	%(2)	1.22	%(2)	0.60	%(2)	1.14	%(2)	2.65	%(2)

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods ended March 31, 2006, 2005, 2004, 2003, and 2002, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .76%, .80%, .76%, .74%, and .70%, for each of these periods and the ratio of net investment income to average daily net assets would have been 3.09%, .92%, .34%, .90%, and 2.45%, respectively.

41

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-46

S I T   U . S.   G O V E R N M E N T    S E C U R I T I E S   F U N D

	Fiscal Years Ended March 31,

	2006		2005		2004		2003		2002

Net Asset Value:

Beginning of period	$10.62		$10.79		$10.83		$10.69		$10.59

Operations:

Net investment income	.43		.38		.27		.45		.58

Net realized and unrealized gains (losses) on investments	(.17)		(.17)		(.04)		.14		.10

Total from operations	.26		.21		.23		.59		.68

Distributions to Shareholders:

From net investment income	(.43)		(.38)		(.27)		(.45)		(.58)

From net realized gains	—		—		—		—		—

Total distributions	(.43)		(.38)		(.27)		(.45)		(.58)

Net Asset Value:

End of period	$10.45		$10.62		$10.79		$10.83		$10.69

Total investment return (1)	2.45%		1.93%		2.19%		5.60%		6.53%

Net assets at end of period (000’s omitted)	$234,395		$258,410		$287,442		$408,840		$211,947

Ratios:

Expenses to average daily net assets	0.80	%(2)	0.80	%(2)	0.80	%(2)	0.80	%(2)	0.80	%(2)
Net investment income to average daily net assets	4.03	%(2)	3.51	%(2)	2.48	%(2)	3.98	%(2)	5.40	%(2)

Portfolio turnover rate (excluding short-term securities)	60.37%		36.64%		61.99%		77.06%		54.69%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets exceeding $50 million. However, during the periods ended March 31, 2006, 2005, 2004, 2003, and 2002, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .84%, .84%, .83%, .83%, and .85%, for each of these periods and the ratio of net investment income to average daily net assets would have been 3.99%, 3.47%, 2.45%, 3.95%, and 5.35%, respectively.

42

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-47

S I T   T A X - F R E E   I N C O M E   F U N D

	Fiscal Years Ended March 31,

	2006		2005		2004		2003		2002

Net Asset Value:

Beginning of period	$9.77		$9.90		$9.94		$9.82		$9.90

Operations:

Net investment income	.37		.38		.42		.45		.48
Net realized and unrealized gains (losses) on investments	(.05)		(.13)		(.04)		.12		(.08)

Total from operations	.32		.25		.38		.57		.40

Distributions To Shareholders:

From net investment income	(.37)		(.38)		(.42)		(.45)		(.48)
From net realized gains	—		—		—		—		—

Total distributions	(.37)		(.38)		(.42)		(.45)		(.48)

Net Asset Value:

End of period	$9.72		$9.77		$9.90		$9.94		$9.82

Total investment return(1)	3.35%		2.54%		3.89%		5.90%		4.05%

Net assets at end of period (000’s omitted)	$366,948		$353,868		$352,281		$414,419		$440,431

Ratios:

Expenses to average daily net assets	0.77	%(2)	0.77	%(2)	0.76	%(2)	0.76	%(2)	0.75	%(2)
Net investment income to average daily net assets	3.81	%(2)	3.84	%(2)	4.23	%(2)	4.53	%(2)	4.79	%(2)

Portfolio turnover rate (excluding short-term securities)	32.93		41.29%		32.33%		37.98%		40.02%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the periods ended March 31, 2006, 2005, 2004, 2003, and 2002, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 3.78%, 3.81%, 4.19%, 4.49%, and 4.74%, respectively.

43

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-48

S I T  M I N N E S O T A  T A X - F R E E  I N C O M E  F U N D

	Fiscal Years Ended March 31,

	2006	2005	2004	2003	2002

Net Asset Value:

Beginning of period	$10.09	$10.26	$10.22	$9.99	$10.01

Operations:

Net investment income	.41	.44	.46	.47	.49

Net realized and unrealized gains (losses) on investments	.03	(.17)	.04	.23	(.02)

Total from operations	.44	.27	.50	.70	.47

Distributions to Shareholders:

From net investment income	(.41)	(.44)	(.46)	(.47)	(.49)

Net Asset Value:

End of period	$10.12	$10.09	$10.26	$10.22	$9.99

Total investment return (1)	4.46%	2.69%	4.99%	7.14%	4.74%

Net assets at end of period (000’s omitted)	$263,312	$233,034	$217,773	$219,368	$195,275

Ratios:

Expenses to average daily net assets	0.80%	0.80%	0.80%	0.80%	0.80%

Net investment income to average daily net assets	4.07%	4.33%	4.47%	4.62%	4.87%

Portfolio turnover rate (excluding short-term securities)	54.19%	29.33%	27.31%	19.51%	23.81%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

44

FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-49

S I T  F L O R I D A  T A X - F R E E  I N C O M E  F U N D

	Fiscal Years Ended March 31,		Three Months Ended
	2006	2005	March 31, 2004

Net Asset Value:

Beginning of period	$9.94	$10.05	$10.00

Operations:

Net investment income	.33	.29	.06

Net realized and unrealized gains (losses) on investments	.02	(.11)	.05

Total from operations	.35	.18	.11

Distributions to Shareholders:

From net investment income	(.33)	(.29)	(.06)

Net Asset Value:

End of period	$9.96	$9.94	$10.05

Total investment return (1)	3.55%	1.84%	1.08%

Net assets at end of period (000’s omitted)	$3,762	$3,173	$2,648

Ratios:

Expenses to average daily net assets	0.80%	0.80%	0.80	%(2)
Net investment income to average daily net assets	3.30%	2.93%	2.49	%(2)

Portfolio turnover rate (excluding short-term securities)	58.46%	29.52%	3.45%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	Adjusted to an annual rate.

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FUND SUMMARIES	FUND MANAGEMENT	SHAREHOLDER INFORMATION	ADDITIONAL INFORMATION

Part A
B-50

NOT PART OF PROSPECTUS

Part A
B-51

F O R M O R E I N F O R M A T I O N

For more information about the Funds, the following documents are available free upon request:

Statement of Additional Information	Annual / Semi-Annual Report
The SAI contains more details about the	The Funds’ Annual and Semi-Annual Reports
Funds and their investment policies.	include a discussion of the market conditions
The SAI is incorporated in this Prospectus	and investment strategies that significantly
by reference.	affected the Funds’ performance.
To request a copy of the documents listed above, or to obtain more information about the Funds:

By Telephone: (800) 332-5580 or (612) 334-5888 By E-Mail: info@sitinvest.com On The Internet: Visit our website at www.sitfunds.com Visit the SEC website at www.sec.gov	By Regular Mail: Sit Mutual Funds P.O. Box 9763 Providence, RI 02940 By Express Mail: Sit Mutual Funds 101 Sabin Street Pawtucket, RI 02860	To Wire Money For A Purchase: PNC Bank, Pittsburgh, PA ABA #031000053 Account #86-0690-5556 Sit Mutual Funds For Further Credit: (shareholder name) Account Number: (fund name and account #)

The SAI and the Funds’ reports may also be reviewed at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can get copies free from the EDGAR Database on the SEC’s Website listed above, or by mail, for a fee, by calling the SEC at 1-202-942-8090, by making an electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Sit Mutual Funds 1940 Act File Nos. 811-04995; 811-04033; 811-04032; 811-21447

Part A
B-52

PART B

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

Dated July 9, 2007

SIT MUTUAL FUNDS II, INC.

SIT MUTUAL FUNDS TRUST

3300 IDS Center

80 South Eighth Street

Minneapolis, Minnesota 55402

(800) 332-5580 or (612) 334-5888

Acquisition of the Assets of Sit Florida Tax-Free Income Fund, a series of Sit Mutual Funds Trust

By and in Exchange for Shares of Sit Tax-Free Income Fund, a series of Sit Mutual Funds II, Inc.

This Statement of Additional Information relates to the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of substantially all of the assets and the assumption of all liabilities of Sit Florida Tax-Free Income Fund (the “Acquired Fund”), a series of Sit Mutual Funds Trust, in exchange for shares of common stock of Sit Tax-Free Income Fund (the “Acquiring Fund”), a series of Sit Mutual Funds II, Inc. having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Acquired Fund and (b) the liquidation of the Acquired Fund and the pro rata distribution of the Acquiring Fund shares to Acquired Fund shareholders.

This Statement of Additional Information consists of this cover page and the following documents, of which items 1 through 2 are incorporated by reference herein and attached as Exhibits to this Statement of Additional Information:

1.	The Statement of Additional Information dated August 1, 2006 of the Acquiring Fund and the Acquired Fund, a copy of which is attached as Exhibit A to this Statement of Additional Information.
2.	The Annual Report of the Acquiring Fund and the Acquired Fund for the fiscal year ended March 31, 2007, a copy of which is attached as Exhibit B to this Statement of Additional Information.

No additional financial statements are required by Form N-14, Item 14 because the net asset value of the Acquired Fund did not exceed 10% of the net asset value of the Acquiring Fund as of March 31, 2007.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated July 9, 2007 relating to the above-referenced transaction may be obtained without charge by calling or writing to the Acquired Fund or the Acquiring Fund at the addresses or telephone numbers noted above. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

Exhibit A

STATEMENT OF ADDITIONAL INFORMATION

Dated August 1, 2006

                                    EXHIBIT A

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 1, 2006

                                     Part B
                                      A-1

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                    SIT MUTUAL FUNDS II, INC., COMPRISED OF:
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                      SIT MUTUAL FUNDS TRUST, COMPRISED OF:
                        SIT FLORIDA TAX-FREE INCOME FUND

                        3300 IDS Center, 80 S. 8th Street
                        Minneapolis, Minnesota 55402-4130
                                  612-334-5888
                                  800-332-5580
                                www.sitfunds.com

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Funds' Prospectus. The financial statements included as part of the Funds' Annual Report to shareholders for the fiscal year ended March
31, 2005 are incorporated by reference into this Statement of Additional
Information. Copies of the Funds' Prospectus and/or Annual Report may be
obtained from the Funds without charge by contacting the Funds by telephone at
(612) 334-5888 or (800) 332-5580 or by mail at 3300 IDS Center, 80 S. 8th
Street, Minneapolis, Minnesota 55402-4130, or by visiting the SEC website at
www.sec.gov. This Statement of Additional Information is dated August 1, 2006 is to be used with the Funds' Prospectus dated August 1, 2006.

                                TABLE OF CONTENTS

                                                                                                                          Page
                                                                                                                          ----
FUND BACKGROUND.........................................................................................................    2
ADDITIONAL INVESTMENT RESTRICTIONS

ADDITIONAL INVESTMENT POLICIES & RISKS

                                     Part B
                                      A-2

     -------------------------------------------------------------------------------------------------------------------

FUND BACKGROUND
--------------------------------------------------------------------------------
Sit Mutual Funds are managed by Sit Investment Associates, Inc. (the "Adviser").
Sit Mutual Funds are comprised of thirteen no-load funds. This Statement of
Additional Information contains the five bond funds, which are: Money Market
Fund, U.S. Government Securities Fund, Tax-Free Income Fund, Minnesota Tax-Free
Income Fund, and Florida Tax-Free Income Fund, (collectively, the "Funds").

                                       2

                                     Part B
                                      A-3

With the exception of the Florida Tax-Free Income Fund, each of the Funds (or the corporate issuer of their shares) is organized as a Minnesota corporation.
The Money Market Fund and the corporate issuer of the Tax-Free Income Fund, and
Minnesota Tax-Free Income Fund (Sit Mutual Funds II, Inc.) were incorporated on
May 18, 1984. The U.S. Government Securities Fund was incorporated on December
19, 1986. The Florida Tax-Free Income Fund is a series of Sit Mutual Funds Trust
(the "Trust") which was formed as a Delaware statutory trust on October 15,
2003.

ADDITIONAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment objectives and investment strategies of the Funds are set forth in the Prospectus under "Fund Summaries." Set forth below are the fundamental investment restrictions and policies applicable to the Funds, followed by the non-fundamental investment restrictions and policies. Those restrictions and policies designated as fundamental may not be changed without shareholder approval. Shareholder approval, as defined in the Investment Company Act of
1940, means the lesser of the vote of (a) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of a Fund. A percentage limitation must be met at the time of investment and a later deviation resulting from a change in values or net assets will not be a violation. Investment restrictions which prohibit the Funds from investing in real estate do not prohibit the Funds from owning real estate acquired in connection with foreclosures or other actions taken with respect to real estate underlying securities held by the Funds.

MONEY MARKET FUND
--------------------------------------------------------------------------------
The Money Market Fund is subject to the following restrictions which are fundamental.  The Fund will not:
1.   Concentrate more than 25% of the value of its net assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry. Banks shall be categorized as commercial banks and savings and loan institutions, and each category shall be considered a separate industry. As to finance companies, the following categories will be considered separate industries: 1) captive automobile finance companies; 2) captive equipment finance companies; 3) captive retail finance companies; 4) consumer loan companies; 5) diversified finance companies; and 6) captive oil finance companies. This limitation does not apply to obligations issued by the U.S. government or its agencies or instrumentalities;
2.   Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies or instrumentalities), if, as a result, more than 5% of the Fund's net assets would be invested in securities of such issuer. This restriction is limited to 75% of the Fund's net assets;
3.   Purchase more than 10% of any voting class of securities of any issuer;
4.   Invest more than 10% of the Fund's net assets in securities of companies which have (with their predecessors) a record of less than five years of continuous operations;
5.   Purchase or retain the securities of any issuer if, in total, the holdings of all officers and directors of the Fund and of its investment adviser, who individually own beneficially more than 0.5% of such securities, represent more than 5% of the issuer's securities;
6.   Borrow money, except temporarily in emergency or extraordinary situations and then not for the purpose of purchase of investments, and not in excess of 33-1/3% of the Fund's total net assets;
7.   Lend money to others except through the purchase of debt obligations
     (including repurchase agreements) of the type which the Fund is permitted to purchase;
8.   Except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company;
9.   Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions;
10.  Invest for the purpose of controlling management of any company;
11.  Underwrite the securities of other issuers;
12.  Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate;
13.  Invest in exploration or development for oil, gas or other minerals, although it may invest in the securities of issuers which invest in or sponsor such programs;
14.  Purchase common stocks, preferred stocks, warrants, other equity securities, state bonds, municipal bonds, or industrial revenue bonds;

                                       3

                                     Part B
                                      A-4

15.  Issue senior securities as defined in the Investment Company Act of 1940;
     or
16.  Invest more than 15% of its net assets collectively in all types of illiquid securities.

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will:
1.   Not invest more than 10% of its net assets collectively in all types of illiquid securities;
2.   Comply with all requirements of Rule 2a-7 under the Investment Company Act of 1940, as such rule may be amended from time to time;
3.   Not invest more than 5% of its net assets in any one issuer other than as permitted pursuant to Rule 2a-7 under the Investment Company Act of 1940, as such rule may be amended from time to time;
4.   Not pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings; or
5.   Not invest more than 20% of its assets in U.S. dollar denominated debt securities of foreign corporations and foreign governments rated in one of the two highest categories by a nationally recognized statistical rating organization ("NRSRO").

U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
The Fund is subject to the following restrictions which are fundamental. The
Fund will not:
1.   Purchase securities of any issuer except securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities;
2.   Have any limitation with regard to concentration for the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
3.   Invest in commodities, commodity contracts or interest rate future contracts; or purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;
4.   Make loans except by purchasing publicly distributed debt securities such as bonds, debentures and similar obligations;
5.   Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions;
6.   Invest in repurchase agreements;
7.   Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3%
     of the Fund's total net assets;
8.   Underwrite the securities of other issuers;
9.   Invest in securities subject to legal or contractual restrictions on resale or securities which are otherwise illiquid;
10.  Invest in exploration or development for oil, gas or other minerals;
11.  Issue senior securities as defined in the Investment Company Act of 1940;
     or
12.  Invest in securities other than those issued, guaranteed or insured by the
     U.S. Government, its agencies or instrumentalities.

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:
1.   Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings;
2.   Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the
     Adviser by the Securities and Exchange Commission; or
3.   Invest more than 5% of its net assets in put and call options on debt securities for the purpose of hedging.

TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
The Tax-Free Income Fund is subject to the following restrictions which are fundamental. The Fund will not:
1.   Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2.   Invest in real estate, although it may invest in securities which are secured by or represent interests in real estate;

                                       4

                                     Part B
                                      A-5

3.   Purchase or sell commodities or commodity contracts, provided that this restriction does not apply to index futures contracts, interest rate futures contracts or options on interest rate futures contracts for hedging;
4.   Make loans except by purchase of debt obligations (including repurchase agreements) in which it may invest consistent with its investment policies;
5.   Underwrite securities of other issuers except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
6.   Write put or call options;
7.   Issue senior securities as defined in the Investment Company Act of 1940;
8.   Invest in more than 10% of the outstanding voting securities of any one issuer;
9.   Invest more than 15% of its net assets collectively in all types of illiquid securities;
10.  Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3%
     of the Fund's total net assets,
11.  Invest less than 80% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate interest income exempt from both regular federal income tax and federal alternative minimum tax, during normal market conditions;
12.  Invest more than 20% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate interest income subject to regular federal income tax and federal alternative minimum tax (however, during periods of abnormal market conditions, the
     Fund may invest 100% of its assets in taxable obligations on a temporary basis for defensive purposes); or
13.  Invest more than 25% of its assets in the securities of issuers in any single industry, except that the Fund may invest without limitation in housing-related securities.

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:
1.   Invest in oil, gas or other mineral leases, rights or royalty contracts, although it may invest in securities of companies investing in the foregoing;
2.   Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the
     Adviser by the Securities and Exchange Commission;
3.   Invest for the purpose of exercising control or management;
4.   Invest more than 5% of its net assets in foreign securities, provided that the Fund may invest without limitation in tax-exempt securities issued by
     U.S. territorial possessions;
5.   Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings;
6.   Invest more than 25% of the Fund's net assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) at the time of purchase, or determined to be of comparable quality by the Fund's investment adviser at the time of purchase; or
7.   Invest in securities rated lower than B3 by Moody's Investors Service, or
     B- by Standard and Poor's or Fitch Ratings or, if unrated, determined by the Fund's investment adviser to be of comparable quality.

MINNESOTA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
The Fund is subject to the following restrictions which are fundamental. The
Fund will not:
1.   Invest in real estate, although it may invest in securities which are secured by or represent interests in real estate;
2.   Purchase or sell commodities or commodity contracts, provided that this restriction does not apply to index futures contracts, interest rate futures contracts or options on interest rate futures contracts for hedging;
3.   Make loans except by purchase of debt obligations (including repurchase agreements) in which it may invest consistent with its investment policies;
4.   Underwrite securities of other issuers except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
5.   Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3%
     of the Fund's total net assets;
6.   Issue senior securities as defined in the Investment Company Act of 1940;

                                       5

                                     Part B
                                      A-6

7.   Invest more than 25% of its assets in the securities of issuers in any single industry, except that the Fund may invest without limitation in housing;.
8.   Invest less than 80% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate interest income exempt from regular federal income tax, federal alternative minimum tax, and Minnesota regular personal income tax, during normal market conditions; or
9.   Invest more than 20% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate interest income subject to regular federal income tax, federal alternative minimum tax or Minnesota regular personal income tax (however, during periods of abnormal market conditions, the Fund may invest 100% of its assets in taxable obligations on a temporary basis for defensive purposes).

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:
1.   Purchase on margin or sell short, except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2.   Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the
     Adviser by the Securities and Exchange Commission;
3.   Write put options;
4.   Invest more than 5% of its net assets in foreign securities, provided that the Fund may invest without limitation in tax-exempt securities issued by
     U.S. territorial possessions;
5.   Invest more than 15% of its net assets collectively in all types of illiquid securities;
8.   Invest in oil, gas or other mineral leases, rights or royalty contracts, although it may invest in securities of companies investing in the foregoing;
9.   Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings;
10.  Invest more than 30% of the Fund's net assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) at the time of purchase or determined to be of comparable quality by the Fund's investment adviser at the time of purchase; or
11.  Invest in securities rated lower than B3 by Moody's Investors Service, or
     B- by Standard and Poor's or Fitch Ratings or, if unrated, determined by the Fund's investment adviser to be of comparable quality.

FLORIDA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
The Fund is subject to the following restrictions which are fundamental. The
Fund will not:
1.   Purchase or sell commodities or commodity futures, provided that this restriction does not apply to financial futures contracts or options thereon;
2.   Invest in real estate (including real estate limited partnerships), although it may invest in securities that are secured by or represent interests in real estate and may hold real estate received from an issuer in default or bankruptcy;
3.   Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) by lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;
4.   Underwrite the securities of other issuers;
5.   Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments, and not in excess of 33 1/3%
     of the Fund's total net assets at the time of such borrowing. In the event that the principal amount of the Fund's borrowing at any time exceeds 33
     1/3% of the Fund's total net assets, the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowing to an amount not in excess of 33 1/3% of the Fund's total net assets;
6.   Invest more than 25% of its assets in a single industry except the Fund may invest without limitation in housing authority bonds;
7.   Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted in emergency or extraordinary situations as permitted within the Fund's investment restrictions; or

                                       6

                                     Part B
                                      A-7

8.   Invest less than 80% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate interest income exempt from regular federal income tax and that are exempt from the
     Florida intangible personal property tax, during normal market conditions.

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Trustees of the Fund. The Fund will not:
1.   Purchase on margin or sell short, except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2.   Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the
     Adviser by the Securities and Exchange Commission;
3.   Write put options;
4.   Invest more than 5% of its net assets in foreign securities, provided that the Fund may invest without limitation in tax-exempt securities issued by
     U.S. territorial possessions;
5.   Invest more than 15% of its net assets collectively in all types of illiquid securities;
6.   Invest in oil, gas or other mineral leases, rights or royalty contracts, although it may invest in securities of companies investing in the foregoing; or
7.   Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings;
8.   Invest more than 10% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate interest income subject to regular federal alternative minimum tax (however, during periods of abnormal market conditions, the Fund may invest 100% of its assets in taxable obligations on a temporary basis for defensive purposes);
9.   Invest more than 30% of the Fund's net assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) at the time of purchase or determined to be of comparable quality by the Fund's investment adviser at the time of purchase; or
10.  Invest in securities rated lower than B3 by Moody's Investors Service, or
     B- by Standard and Poor's or Fitch Ratings or, if unrated, determined by the Fund's investment adviser to be of comparable quality.

ADDITIONAL INVESTMENT POLICIES & RISKS
--------------------------------------------------------------------------------

BANK OBLIGATIONS
--------------------------------------------------------------------------------
Each Fund may invest in bank obligations, either as a principal investment strategy or for temporary defensive purposes. These include certificates of deposit, including variable rate certificates of deposit, bankers' acceptances and time deposits. "Bank" includes commercial banks, savings banks and savings and loan associations.

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. The Funds may invest in Eurodollar certificates of deposit subject to the 25% limitation for concentration in any one industry. Eurodollar certificates of deposit are negotiable deposits denominated in U.S. dollars on deposit with foreign branches of U.S. banks which have a specified maturity.

Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ("coupon dates"), based upon a specified market rate, which is tied to the then prevailing certificate of deposit rate, with some premium paid because of the longer final maturity date of the variable rate certificate of deposit. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit normally carry a higher interest rate than fixed rate certificates of deposit with shorter maturities, because the bank issuing the variable rate certificate of deposit pays the investor a premium as the bank has the use of the investors' money for a longer period of time. Variable rate certificates of deposit can be sold in the secondary market.

                                       7

                                     Part B
                                      A-8

In addition, frequently banks or dealers sell variable rate certificates of deposit and simultaneously agree, either formally or informally, to repurchase such certificates, at the option of the purchaser of the certificate, at par on the coupon dates. In connection with a Fund's purchase of variable rate certifies of deposit, it may enter into formal or informal agreements with banks or dealers allowing the Fund to resell the certificates to the bank or dealer, at the Fund's option. If the agreement to repurchase is informal, there can be no assurance that the Fund would always be able to resell such certificates.
Before entering into any such transactions governed by formal agreements, however, the Fund will comply with the provisions of SEC Release 10666 which generally provides that the repurchase agreement must be fully collateralized.

A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

The Funds may invest in time deposits. Time deposits are deposits held in foreign branches of U.S. banks which have a specified term or maturity. Time deposits are similar to certificates of deposit, except they are not transferable, and are, therefore, illiquid prior to their maturity.

Both domestic banks and foreign branches of domestic banks are subject to extensive, but different, governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing short-term debt conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, also play an important part in the operations of the banking industry.

The bank money market instruments in which the Funds invest may be issued by
U.S. commercial banks, foreign branches of U.S. commercial banks, foreign banks and U.S. and foreign branches of foreign banks. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Since the Funds' portfolios may contain securities of foreign banks and foreign branches of domestic banks, the Funds may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of domestic banks.

The Funds only purchase certificates of deposit from savings and loan institutions which are members of the Federal Home Loan Bank and are insured by the Savings Association Insurance Fund of the Federal Deposit Insurance
Corporation. Such savings and loan associations are subject to regulation and examination. Unlike most savings accounts, certificates of deposit held by the
Funds do not benefit materially from insurance from the Federal Deposit
Insurance Corporation. Certificates of deposit of foreign branches of domestic banks are not covered by such insurance and certificates of deposit of domestic banks purchased by the Funds are generally in denominations far in excess of the dollar limitations on insurance coverage.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE DEBT SECURITIES
--------------------------------------------------------------------------------
Short-term corporate debt instruments purchased by the Money Market Fund (and possibly by the other Funds for temporary defensive purposes) consist of commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness of the notes.

Other short-term corporate debt obligations may include fixed interest rate non-convertible corporate debt securities (i.e., bonds and debentures) with no more than 397 days remaining to maturity at date of settlement.

                                       8

                                     Part B
                                      A-9

OBLIGATIONS OF, OR GUARANTEED BY, THE UNITED STATES GOVERNMENT, ITS AGENCIES OR
INSTRUMENTALITIES
--------------------------------------------------------------------------------
Each Fund may invest in obligations of the U.S. Government, its agencies or instrumentalities. Securities issued or guaranteed by the United States include a variety of Treasury securities, which differ only in their interest rates, maturities and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

The Prospectus also refers to securities that are issued or guaranteed by agencies of the U.S. government and various instrumentalities which have been established or sponsored by the U.S. government. These U.S. government obligations, even those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the government agencies which issue or guarantee securities which the
Funds may purchase include the Department of Housing and Urban Development, the
Department of Health and Human Services, the Government National Mortgage
Association, the Farmers Home Administration, the Department of Transportation,
the Department of Defense and the Department of Commerce. Instrumentalities
which issue or guarantee securities include the Export-Import Bank, the Federal
Farm Credit System, Federal Land Banks, the Federal Intermediate Credit Bank,
the Bank for Cooperatives, Federal Home Loan Banks, the Federal National
Mortgage Association, the Federal Home Loan Mortgage Corporation and the Student
Loan Marketing Association. The U.S. Treasury is not obligated by law to provide support to all U.S. government instrumentalities and agencies, and the Funds will invest in securities which are not backed by the full faith and credit of the U.S. Treasury issued by such instrumentalities and agencies only when the
Funds' Adviser determines that the credit risk with respect to the instrumentality or agency issuing such securities does not make its securities unsuitable investments for the Funds.

The Funds may purchase securities that are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan.

U.S. TREASURY INFLATION-PROTECTION SECURITIES. One type of U.S. government obligations is U.S. Treasury inflation-protection securities. The U.S.
Government Securities Fund may invest in U.S. Treasury inflation-protection securities which are marketable book-entry securities issued by the United
States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in consumer prices. The index used to measure inflation is the non-seasonably adjusted U.S. City Average All Items Consumer Price Index for All
Urban Consumers.

The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal.
The final payment of principal of the security will not be less than the original par amount of the security at issuance. Some inflation-protection securities may be stripped into principal and interest components.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
--------------------------------------------------------------------------------
The U.S. Government Securities Fund may invest in CMOs. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are commonly referred to as derivative securities.
Similar to a bond, interest and prepaid principal on a CMO is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying each Fund's diversification tests.

In a typical CMO transaction, a corporation ("issuer") issues multiple series
("A, B, C, Z") of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage instruments or mortgage pass-through certificates

                                       9

                                     Part B
                                      A-10

("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
The mortgage-backed securities in which the U.S. Government Securities Fund invest provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage banks, commercial banks and insurance companies. Pools of mortgage loans are assembled for sale to investors such as the Funds by various private, governmental and government-related organizations.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
Mortgage-backed securities provide monthly payments which consist of both interest and principal payments to the investor. In effect, these payments are a
"pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities, i.e., GNMA's, are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The principal government guarantor of mortgage-backed securities is the
Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S.
government corporation within the Department of Housing and Urban Development.
GNMA is authorized to guarantee, with the full faith and credit of the U.S.
government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Residential mortgage loans are pooled by the Federal Home Loan Mortgage
Corporation ("FHLMC"). FHLMC is a corporate instrumentality of the U.S.
government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates
("PC's") which represent interest in mortgages from FHLMC's national portfolio.
FHLMC guarantees the timely payment of interest and ultimate collection of principal; however, PC's are not backed by the full faith and credit of the U.S.
government.

The Federal National Mortgage Association ("FNMA") is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage banks. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S.
government.

The Federal Housing Administration ("FHA") was established by Congress in 1934 under the National Housing Act. A major purpose of the Act was to encourage the flow of private capital into residential financing on a protected basis. FHA is authorized to insure mortgage loans, primarily those related to residential housing. FHA does not make loans and does not plan or build housing. FHA Project
Pools are pass-through securities representing undivided interests in pools of
FHA-insured multi-family project mortgage loans.

The Funds may purchase securities which are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan. This type of mortgage is insured by FHA pursuant to the provisions of Section 221(d)(4) of the National Housing Act of 1934, as amended. After a mortgagee files a claim for

                                       10

                                     Part B
                                      A-11

insurance benefits, FHA will pay insurance benefits up to 100% of the unpaid principal amount of the mortgage (generally 70% of the amount is paid within six months of the claim and the remainder within the next six months). The risks associated with this type of security are the same as other mortgage securities
-- prepayment and/or redemption prior to maturity, loss of premium (if paid) if the security is redeemed prior to maturity and fluctuation in principal value due to an increase or decrease in interest rates.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, the pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Mortgage pass-through securities which receive regular principal payments have an average life less than their maturity. The average life of mortgage pass-through investments will typically vary from 1 to 18 years.

Yields on pass-through mortgage-backed securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders.

ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
The Money Market Fund may invest in asset-backed securities that are backed by consumer credit such as automobile receivables, consumer credit card receivables, utilities, and home equity loans. Asset-backed securities are generally privately issued and, similar to mortgage-backed securities, pass through cash flows to investors. Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. In addition, prepayments are less sensitive to changes in interest rates than mortgage pass-throughs. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

MANUFACTURED HOME LOANS
--------------------------------------------------------------------------------
The U.S. Government Securities Fund invests in GNMA manufactured home loan pass-through securities. Manufactured home loans are fixed-rate loans secured by a manufactured home unit. In certain instances the loan may be collateralized by a combination of a manufactured home unit and a developed lot of land upon which the unit can be placed. Manufactured home loans are generally not mortgages;
however, because of the structural and operational similarities with mortgage backed pass-through securities and the role of GNMA, industry practice often groups the securities within the spectrum of GNMA mortgage backed pass-through securities for listing purposes. Manufactured home loans have key characteristics different from mortgage-backed securities including different prepayment rates. Prepayment rates tend to fluctuate with interest rates and other economic variables. Manufactured home loan prepayment rates generally tend to be less volatile than the prepayment rates experienced by mortgage-backed securities. See the above discussion regarding mortgage-backed securities.

MUNICIPAL SECURITIES
--------------------------------------------------------------------------------
The Florida Tax-Free Income Fund, Minnesota Tax-Free Income Fund and the
Tax-Free Income Fund invest in the municipal securities described below. To a limited extent, the U.S. Government Securities Fund also may invest in such securities. The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of the issue, the maturity of the obligation and the rating of the issue.
Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield.

                                       11

                                     Part B
                                      A-12

Certain types of municipal bonds are issued to obtain funding for privately operated facilities ("private activity" bonds). Under current tax law, interest income earned by the Funds from certain private activity bonds is an item of
"tax preference" which is subject to the alternative minimum tax when received by a shareholder in a tax year during which the shareholder is subject to the alternative minimum tax.

Municipal securities in which the Funds invest include securities that are issued by a state or its agencies, instrumentalities, municipalities and political subdivisions, or by territories or possessions of the United States.
Tax-exempt municipal securities include municipal bonds, municipal notes, municipal commercial paper, and municipal leases.

MUNICIPAL BONDS. The Florida Tax-Free Income Fund, Minnesota Tax-Free Income
Fund and the Tax-Free Income Fund may invest in municipal bonds. Municipal bonds generally have maturities at the time of issuance ranging from one to thirty years, or more. Municipal bonds are issued to raise money for various public purposes. The two principal types of municipal bonds are general obligation bonds and revenue bonds. The Funds may invest in both in any proportion. General obligation bonds are secured by the full faith, credit and taxing power of the issuing municipality and not from any particular fund or revenue source. Revenue bonds are backed only from the revenues derived from a facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source and not from the general taxing power.

MUNICIPAL NOTES. The Florida Tax-Free Income Fund, Minnesota Tax-Free Fund and
the Tax-Free Income Fund may invest in municipal notes. Municipal notes generally mature in three months to three years.

MUNICIPAL COMMERCIAL PAPER. The Florida Tax-Free Income Fund, Minnesota Tax-Free
Fund and the Tax-Free Income Fund may invest in municipal commercial paper.
Municipal commercial paper generally matures in one year or less.

MUNICIPAL LEASES. The Florida Tax-Free Income Fund, Minnesota Tax-Free Income
Fund and the Tax-Free Income Fund may invest up to 25% of their net assets in municipal lease obligations, however, the Adviser of the Florida Tax-Free Income
Fund does not currently intend to invest more than 5% of the Fund's net assets in municipal lease obligations. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate in any of the above. In determining leases in which the Funds will invest, the
Adviser will carefully evaluate the outstanding credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, the Adviser may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referendum, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts
(which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of
"nonappropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

In addition to the "nonappropriation" risk, municipal leases have additional risk aspects because they represent a relatively new type of financing that has not yet developed the depth of marketability associated with conventional bonds;
moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of municipal securities.

                                       12

                                     Part B
                                      A-13

Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by a Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. Under these guidelines, the Adviser will consider factors including, but not limited to 1) whether the lease can be canceled, 2) what assurance there is that the assets represented by the lease can be sold, 3) the issuer's general credit strength (e.g. its debt, administrative, economic and financial characteristics), 4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g. the potential for an "event of non-appropriation"), and 5) the legal recourse in the event of failure to appropriate.

HOUSING AUTHORITY BONDS. The Florida Tax-Free Income Fund, Minnesota Tax-Free
Income Fund and the Tax-Free Income Fund may invest without limitation in obligations of municipal housing authorities which include both single-family and multifamily mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on multifamily housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period of time.

The exclusion from gross income for federal income tax purposes of certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of federal law. These provisions of federal law contain certain ongoing requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage bonds and the income levels of occupants of the housing units financed with the proceeds of the single and multifamily housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single family mortgages and the owners of the rental projects financed with the multifamily housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to insure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage which might otherwise permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration ("FHA"), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage subsidy bonds.

INDUSTRIAL DEVELOPMENT REVENUE BONDS. The Florida Tax-Free Income Fund,
Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest up to 25%
of their net assets in industrial development revenue bonds, however, the
Adviser does not currently intend to invest more than 15% of each Fund's net assts in industrial development revenue bonds. Industrial development revenue bonds ("revenue bonds") are usually payable only out of a specific revenue source rather than from general revenues of the governmental entity. In addition, revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. Instead, the principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities or the credit standing of a third-party guarantor or other credit enhancement participant, if any.

HEALTH CARE FACILITY REVENUE OBLIGATIONS. The Florida Tax-Free Income Fund,
Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest up to 25%
of its assets in health care facility bonds which include obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt

                                       13

                                     Part B
                                      A-14

service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance, and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third-party payor programs. Medicare reimbursements are currently calculated on a prospective basis and are not based on a provider's actual costs. Such method of reimbursement may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program and thereby may have an adverse effect on the ability of such institutions to satisfy debt service requirements. In the event of a default upon a bond secured by hospital facilities, the limited alternative uses for such facilities may result in the recovery upon such collateral not providing sufficient funds to fully repay the bonds. Certain hospital bonds provide for redemption at par upon the damage, destruction or condemnation of the hospital facilities or in other special circumstances.

MINNESOTA TAX-EXEMPT OBLIGATIONS. The Minnesota Tax-Free Income Fund, except during temporary defensive periods, will invest primarily in Minnesota tax-exempt obligations, which include obligations of the State of Minnesota or a political subdivision, municipality, agency or instrumentality of the State of
Minnesota. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Minnesota tax-exempt obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. The information is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Minnesota and releases issued by the Minnesota
Department of Finance; the information has not been updated, however, from that provided by the State, and it will not be updated during the year. The Fund has not independently verified the information. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of
Minnesota, and that there is no obligation on the part of Minnesota to make payment on such local obligations in the event of default.

Minnesota's constitutionally prescribed fiscal period is a biennium, and
Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium,
Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's Commissioner of Finance, with the approval of the
Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium.
The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the Governor is empowered to convene a special session.

Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the
State's economy parallels the structure of the United States economy as a whole.
There are, however, employment concentrations in the manufacturing categories of fabricated metals, machinery, computers and electronics, food, and printing and related. The State's unemployment rate continues to be less than the national unemployment rate. Since 1980, Minnesota per capita income generally has remained above the national average. In 2005, Minnesota per capita personal income was 108.1 percent of its U.S. counterpart. Recent estimates, however, indicate that Minnesota's economy grew considerably more slowly than the U.S.
economy in 2005.

The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. During the first half of 2003, the State addressed substantial projected budget deficits by substantially reducing projected spending, including aid to local government and higher education, transferring funds from other accounts, deferring certain expenditures and transfers, in some cases by borrowing funds, deferring certain sales tax refunds, and raising fees.
On February 27, 2004, the Minnesota Department of Finance released an Economic
Forecast projecting, under then current laws, a general fund deficit of $160 million for the biennium ending June 30, 2005. A forecasted deficit is not automatically reduced by the budget reserve, because gubernatorial or legislative action is required to access the reserve. Minnesota's Constitution prohibits borrowing for operating purposes beyond the end of a biennium, but the
Commissioner of Finance, with the approval of the Governor, has statutory authority in the event of a

                                       14

                                     Part B
                                      A-15

projected deficit to release reserve funds and reduce unexpended allotments of prior transfers and appropriations. The State legislature adjourned its 2004 regular session without substantially reducing the projected deficit, but the
Governor exercised his statutory powers to eliminate the projected deficit, primarily through reductions in spending. On February 28, 2005, the Department of Finance released an updated Economic Forecast projecting, under then current laws, a general fund balance of $175 million for the biennium ending June 30,
2005, but, after reflecting legislatively mandated allocations of this surplus to restoring the State's budget reserve to $653 million and reversing some shifts in the timing of school aid payments, the projected balance was reduced to zero. The Department also forecast a $466 million General Fund shortfall for the biennium ending June 30, 2007, after allowing for a $350 million cash flow account and a $653 million budget reserve, based on projected expenditures of
$30.2 billion. The State enacted legislation to eliminate the shortfall, largely relying on a new cigarette fee and a variety of tax increases.

At the end of the 2006 legislative session, Department of Finance estimates projected a general fund balance of zero for the biennium ending June 30, 2007, after allowing for a $350 million cash flow account, a $653 million budget reserve, and a $110 million tax relief account, all as provided by law, based on projected expenditures for the biennium of $31.6 billion. The Minnesota Council of Economic Advisors has, for some time, urged the State to increase its budget reserve substantially to 5 percent of biennial spending.

The State is a party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the
State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.

State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the
State's financial and economic condition will affect the creditworthiness of
Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on
State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on
Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

Certain Minnesota tax legislation (see TAXES, Minnesota Income Taxation -
Minnesota Tax-Free Income Fund) and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota tax-exempt obligations that are held by the Minnesota
Tax-Free Income Fund.

FLORIDA MUNICIPAL SECURITIES. The Florida Tax-Free Income Fund, except during temporary defensive periods, will invest primarily in Florida municipal securities, which include obligations of the State of Florida, the State's agencies and authorities, and various local governments, including counties, cities, towns, special districts, and authorities. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of
Florida municipal securities. The following information provides only a brief summary of the complex factors affecting the financial situation in Florida. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the
State of Florida, and there is no obligation on the part of Florida to make payment on such local obligations in the event of default.

DEBT RATINGS. Florida has a high bond rating from Moody's (Aa2), Standard &
Poor's (AAA) and Fitch, Inc. (AA+) on state general obligation bonds. These ratings were upgraded in 2005 from Aa2 and AA+ by Moody's and Standard & Poor's respectively. Florida's general obligation bond ratings compare favorably to the average credit rating among states in the U.S. "full faith and credit" state debt, which is "Aa2" (Moody's) and or "AA" (S&P).

DEMOGRAPHIC AND ECONOMIC INFORMATION. Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. Its primary vulnerability is exposure to the business cycle affecting both the tourism and construction sectors. Unlike many other states, Florida saw

                                       15

                                     Part B
                                      A-16

employment growth in recent years, gaining approximately 115,000 jobs between
2001 and 2003. Unemployment rose only slightly during that period from 4.8% in
2001 to 5.1% in 2003. More recently, unemployment rates have again trended lower. The annual unemployment rate for 2004 was 4.8%, while the rate in
November 2005 was 3.6% (preliminary; seasonally adjusted).

The management of rapid growth has been the major challenge facing the State and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population in-migration. As growth continues, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts, especially with respect to Medicaid.

Personal income levels in Florida generally are less sensitive to economic downturns than in the United States as a whole, because Florida is home to a greater concentration of senior citizens who rely on dividends, interest, Social
Security, and pension benefits, which fluctuate less with the business cycle than does employment income. In 2004, Florida ranked twenty-fourth in state per capital income.

STATE FULL FAITH AND CREDIT DEBT. Florida generally requires all general obligation "full faith and credit" debt issues of municipalities to be approve by public referendum. Consequently, such debt issues are rare, and most debt instruments issued by Florida local municipalities and authorities have a more narrow pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes. Municipal lease financings utilizing master lease structures are well accepted in the marketplace and have become the primary vehicle used by Florida school districts to finance capital projects. The credit quality of such debt instruments tends to be somewhat lower than that of general obligation debt.

The State of Florida issues general obligation debt for a variety of purposes;
however, Florida's Constitution requires that a specific revenue stream be pledged to State general obligation bonds. Florida's tax-supported debt has growth significantly over the last decade. In 2004, Florida's tax-supported debt of $17.5 billion was 3.4% of personal income, somewhat greater that the Unites
States median of 2.4%. This trend is expected to continue as Florida officials manage the tremendous capital and operating pressures associated with a rapidly growing population. Florida must comply with two voter-approved amendments to the state constitution, requiring the expansion of state educational programs.
These include the Class Size Initiative, an amendment capping the size of public school classes, and a measure requiring that pre-kindergarten classes be made available to all children. Funding for the phased-in programs, the cost of which is substantial, is expected to further pressure Florida's and local school districts' budgets. Florida's debt service burden is within the cap of 7%
required by law.

REVENUE. Florida's financial profile is supported by a long history of strong budget control, sizable reserve levels, and a growing economy. Revenue performance has remained stable over the past several years, setting Florida apart from most other states, whose revenue streams were impacted more severely during periods of economic slowdown. Major sources of revenue in Florida are the sales and use tax and corporate income tax. Unlike many other states, Florida does not levy ad valorem taxes on real property or tangible personal property, nor does it impose a personal income tax.

TOBACCO SETTLEMENT ASSET-BACKED BONDS
--------------------------------------------------------------------------------
Each Fund, except U.S. Government Securities Fund, may invest in tobacco settlement asset backed bonds. The master settlement agreement of 1998 between the four major tobacco companies and 46 U.S. States, the District of Columbia, and several U.S. territories provides that the tobacco companies will pay more than $200 billion to the governmental entities over 25 years. Several governmental entities have securitized the future flow of these payments by selling bonds pursuant to indentures through distinct entities created by the governmental entity for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Payment on the Bonds, and thus risk to the Funds, is dependent on the receipt of future settlement payments to the governmental entities. The actual amount of future settlement payments is dependent on many factors, including but not limited to, cigarette consumption and the financial capability of participating tobacco companies.

                                       16

                                     Part B
                                      A-17

FUTURES CONTRACTS, OPTIONS, OPTIONS ON FUTURES CONTRACTS, AND SWAP AGREEMENTS
--------------------------------------------------------------------------------
The Florida Tax-Free Income Fund, Minnesota Tax-Free Income Fund, and the
Tax-Free Income Fund may invest in interest rate futures contracts, index futures contracts and may buy options on such contracts for the purpose of hedging its portfolio of fixed income securities (and not for speculative purposes) against the adverse effects of anticipated movements in interest rates. The U.S. Government Securities Fund may buy and sell options on interest rate futures contracts and index futures contracts for the purpose of hedging.
As a result of entering into futures contracts, no more than 10% of any Fund's
(5% for Tax-Free Income Fund's) total assets may be committed to margin.

An interest rate futures contract is an agreement to purchase or deliver an agreed amount of debt securities in the future for a stated price on a certain date. The Funds may use interest rate futures solely as a defense or hedge against anticipated interest rate changes and not for speculation. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Each Fund (except the Money Market Fund) may purchase and sell exchange traded put and call options on debt securities of an amount up to 5% of its net assets
(10% for Bond Fund) for the purpose of hedging. The Funds may, from time to time, write exchange-traded call options on debt securities, but the Funds will not write put options. A put option (sometimes called a standby commitment)
gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price during the term of the option.
The writer of the put option receives the premium and has the obligation to buy the underlying securities upon exercise at the exercise price during the option period. A call option (sometimes called a reverse standby commitment) gives the purchaser of the option, in return for a premium, the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option receives the premium and has the obligation at the exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A principal risk of standby commitments is that the writer of a commitment may default on its obligation to repurchase or deliver the securities.

DESCRIPTION OF FUTURES CONTRACTS. A futures contract sale creates an obligation by the Fund, as seller, to deliver the type of financial instrument called for in the contract at a specified future time for a stated price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the underlying financial instrument at a specified future time for a stated price. The specific securities delivered or taken, respectively, at settlement date, are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the Fund is paid the difference and realizes a gain. If the price of the offsetting purchase exceeds the price of the initial sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale.
If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Funds are required to maintain margin deposits with brokerage firms through which they enter into futures contracts. Margin balances will be adjusted at least weekly to reflect unrealized gains and losses on open contracts. In addition, the Funds will pay a commission on each contract, including offsetting transactions.

Futures contracts are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission
("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. The CFTC regulates trading activity on the exchanges pursuant to the Commodity Exchange
Act. The principal exchanges are the Chicago Board of Trade, the Chicago
Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract

                                       17

                                     Part B
                                      A-18

provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility.

RISKS IN FUTURES CONTRACTS. One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.
Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Adviser may still not result in a successful transaction.

Another risk is that the Adviser would be incorrect in its expectation as to the extent of various interest rate movements or the time span within which the movements take place. Closing out a futures contract purchase at a loss because of higher interest rates will generally have one or two consequences depending on whether, at the time of closing out, the "yield curve" is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities.
Thus, closing out the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer-term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates.

RISKS OF OPTIONS. The use of options and options on interest rate futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options and options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

The effective use of options strategies is dependent, among other things, upon the Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds'
transactions involving options on futures contracts will be conducted only on recognized exchanges.

The Funds' purchase or sale of put or call options and options on futures contracts will be based upon predictions as to anticipated interest rates by the
Adviser, which could prove to be inaccurate. Even if the expectations of the
Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Funds' portfolio securities.

The Funds, except the Money Market Fund, may purchase and sell put and call options and options on interest rate futures contracts which are traded on a
United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities.

A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon

                                       18

                                     Part B
                                      A-19

exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Fund.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. The Funds (except the Money Market
Fund) may purchase put options on futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the Adviser expects interest rates to rise, the Funds will seek to realize a profit to offset the loss in value of its portfolio securities.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. The Funds (except the Money
Market Fund) may purchase call options on futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Funds will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Funds are holding cash. The Funds can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Funds' cash can be used to buy long-term securities.

The Funds expect that new types of futures contracts, options thereon, and put and call options on securities and indexes may be developed in the future. As new types of instruments are developed and offered to investors, the Adviser will be permitted to invest in them provided that the Adviser believes their quality is equivalent to the Funds' quality standards.

SWAP AGREEMENTS. Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns
(or differential rates of return) earned or realized on particular predetermined investments or instruments.

The Funds, except the Money Market Fund, may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Funds than if the Funds had invested directly in an instrument that provided that desired return. Each Fund bears the risk of default by its swap counterpart and may not be able to terminate its obligations under the agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements are not entirely clear and their use, therefore, may be limited by the requirements relating to the qualification of a Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the
"Code").

ZERO COUPON SECURITIES
--------------------------------------------------------------------------------
Each Fund is permitted to invest in zero coupon securities. Such securities are debt obligations that do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches and this accretion (adjusted for amortization) is recognized as interest income. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES
--------------------------------------------------------------------------------
Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but

                                       19

                                     Part B
                                      A-20

delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. The Funds will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date. At the time the Funds make the commitment to purchase securities on a when-issued or forward commitment basis, they will record the transaction and thereafter reflect the value of such securities in determining their net asset value. At the time the Funds enter into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash and liquid high grade debt obligations equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. On the delivery date, the
Funds will meet their obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

There is always a risk that the securities may not be delivered and that the
Funds may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than five business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Each Fund, except U.S. Government Securities Fund, is permitted to invest in repurchase agreements. A repurchase agreement is a contract by which a Fund acquires the security ("collateral") subject to the obligation of the seller to repurchase the security at a fixed price and date (within seven days). A repurchase agreement may be construed as a loan pursuant to the 1940 Act. The
Funds may enter into repurchase agreements with respect to any securities which they may acquire consistent with their investment policies and restrictions. The
Funds' custodian will hold the securities underlying any repurchase agreement in a segregated account. In investing in repurchase agreements, the Funds' risk is limited to the ability of the seller to pay the agreed-upon price at the maturity of the repurchase agreement. In the opinion of the Adviser, such risk is not material, since in the event of default, barring extraordinary circumstances, the Funds would be entitled to sell the underlying securities or otherwise receive adequate protection under federal bankruptcy laws for their interest in such securities. However, to the extent that proceeds from any sale upon a default are less than the repurchase price, the Funds could suffer a loss. In addition, the Funds may incur certain delays in obtaining direct ownership of the collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price. The Adviser will submit a list of recommended issuers of repurchase agreements and other short-term securities that it has reviewed for credit worthiness to the Funds' directors at least quarterly for their approval.

ILLIQUID SECURITIES Each of Tax-Free Income Fund, Florida Tax-Free Income Fund,
and Minnesota Tax-Free Income Fund may invest up to 15% of its net assets in all forms of "illiquid securities." The Money Market Fund may invest up to 10% of its assets in "illiquid securities." As a fundamental policy, the U.S.
Government Securities Fund is prohibited from investing any of its assets in any form of restricted or illiquid securities.

An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment is valued by the Fund. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the
Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain
"qualified institutional buyers" pursuant to Rule 144A under the 1933 Act).
Additionally, a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Adviser to be liquid in accordance with standards established by the Funds' Board of Directors. Under these standards, the Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of

                                       20

                                     Part B
                                      A-21

the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

VARIABLE AND FLOATING RATE NOTES
--------------------------------------------------------------------------------
Each Fund may purchase floating and variable rate notes. The interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate on which the interest rate on the obligation is based (floating rate). These notes normally have a demand feature which permits the holder to demand payment of principal plus accrued interest upon a specified number of days' notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders.

FOREIGN DEBT SECURITIES
--------------------------------------------------------------------------------
The Money Market Fund may invest in U.S. dollar denominated debt securities of foreign corporations and foreign governments if rated in one of the two highest categories by an NRSRO. Debt securities of foreign governments may include securities of the governments of Canada, Japan and members of the European
Economic Community. All trades involving foreign debt securities will be transacted through U.S. based brokerage firms or commercial banks. Canadian investments will be made through the Toronto Stock Exchange member firms in U.S.
dollars. There may be less publicly available information about foreign issuers, and foreign issuers generally are not subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers. Delays may be encountered in settling securities transactions in foreign markets. Custody charges are generally higher for foreign securities.
The income from foreign securities may be subject to foreign taxes.

SIT MONEY MARKET FUND
--------------------------------------------------------------------------------
The Funds may invest in shares of money market funds advised by the Adviser, which includes the Money Market Fund. Such investments may be made in lieu of direct investments in short term money market instruments if the Adviser believes that they are in the best interest of the Funds.

RATINGS OF DEBT SECURITIES
--------------------------------------------------------------------------------
Investment grade debt securities are rated AAA, AA, A or BBB by Standard &
Poor's Rating Services ("S&P"), and Fitch, Ratings ("Fitch"); or Aaa, Aa, A or
Baa by Moody's Investors Services ("Moody's"). Investment grade municipal notes are rated MIG 1, MIG 2, MIG 3 or MIG 4 (VMIG 1, VMIG 2, VMIG 3 or VMIG 4 for
notes with a demand feature) by Moody's or SP-1 or SP-2 by S&P. Securities rated
Baa, MIG 4, VMIG 4 or BBB are medium grade, involve some speculative elements and are the lowest investment grade available. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. These securities generally have less certain protection of principal and interest payments than higher rated securities. Securities rated Ba or BB are judged to have some speculative elements with regard to capacity to pay interest and repay principal. Securities rated B by Moody's are considered to generally lack characteristics of a desirable investment and the assurance of interest and principal payments over any long period of time may be small. S&P considers securities rated B to have greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal. DEBT SECURITIES RATED
BELOW INVESTMENT GRADE ARE COMMONLY KNOWN AS JUNK BONDS. See Appendix A and B
for further information about ratings.

The commercial paper purchased by the Funds will consist only of obligations which, at the time of purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P, or F-1 by Fitch, or (b) if not rated, issued by companies having an outstanding unsecured debt issue which at the time of purchase is rated Aa or higher by Moody's or AA or higher by S&P.

Subsequent to their purchase, particular securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an

                                       21

                                     Part B
                                      A-22

investment from a Fund's portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the security.

RISKS OF INVESTING IN HIGH YIELD SECURITIES
--------------------------------------------------------------------------------
The Florida Tax-Free Income Fund and Minnesota Tax-Free Income Fund may invest up to 30% of its assets in securities rated below investment-grade. The Tax-Free
Income Fund may invest up to 25% of its assets in securities rated below investment-grade. Securities rated below investment-grade are referred to as high yield securities or "junk bonds." Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk.
Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for junk bonds is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient cash flows to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to the creditors of the issuer. While most of the junk bonds in which the Funds may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after a Fund purchases a particular security, in which case the Fund may experience losses and incur costs. Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Junk bonds tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. Like higher-rated fixed income securities, junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher-rated fixed income securities, even under normal economic conditions. Also there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its junk bonds to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.
Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

DIVERSIFICATION
--------------------------------------------------------------------------------
As a fundamental policy, each Fund (except the Florida Tax-Free Income Fund and
Minnesota Tax-Free Income Fund) intends to operate as a "diversified" management investment company, as defined in the Investment Company Act of 1940, as amended. A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the company's total assets is represented by cash and cash items (including receivables), "Government
Securities", securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. "Government Securities" means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United
States pursuant to authority granted by the Congress of the United States; or
certificates of deposit for any of the foregoing. Additionally, each of the
Funds has adopted certain restrictions that are more restrictive than the policies set forth in this paragraph.

                                       22

                                     Part B
                                      A-23

The Florida Tax-Free Income Fund and Minnesota Tax-Free Income Fund are
nondiversified investment companies as defined in the 1940 Act which means that the Funds are not restricted by the provisions of the 1940 Act with respect to diversification of its investments. However, the Funds intend to comply with the diversification requirements contained in the Internal Revenue Code of 1986.
Accordingly, at the end of each quarter of each Fund's taxable year (a) at least
50% of the market value of the Fund's assets must be invested in cash, U.S.
Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the value of the Fund's total assets can be invested in the securities of any one issuer (other than
U.S. Government securities). Since a relatively high percentage of each Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, each Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

For purposes of such diversification, the identification of the issuer of tax-exempt securities depends on the terms and conditions of the security. If a
State or a political subdivision thereof pledges its full faith and credit to payment of a security, the State or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a State or a political subdivision thereof are separate from those of the State or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer. If, however, in any of the above cases, a state, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor.

CONCENTRATION POLICY
--------------------------------------------------------------------------------
As a fundamental policy, neither Florida Tax-Free Income Fund, Minnesota
Tax-Free Income Fund nor the Tax-Free Income Fund will invest more than 25% of its assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry; however, because other appropriate available investments may be in limited supply, the industry limitation does not apply to housing authority obligations or securities issued by governments or political subdivisions of governments. Appropriate available investments may be in limited supply from time to time in the opinion of the Adviser due to the
Funds' investment policy of investing primarily in "investment grade"
securities. The Tax-Free Income Fund does not intend to invest more than 25% of its net assets in securities of governmental units or issuers located in the same state, territory or possession of the U.S.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
To attain the investment objectives of the Funds, the Adviser will usually hold securities for the long-term. However, if circumstances warrant, securities may be sold without regard to length of time held. Debt securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Increased turnover results in increased brokerage costs and higher transaction costs for the Funds and may affect the taxes shareholders pay. If a security that has been held for less than the holding period set by law is sold, any resulting gains will be taxed in the same manner as ordinary income as opposed to long-term capital gain. Each Fund's turnover rate may vary from year to year.
For additional information, refer to "Taxes" and "Brokerage" below. The portfolio turnover rates for each of the Funds other than Money Market Fund are contained in the Financial Highlights tables in the prospectus. Because securities with maturities of less than one year are excluded from portfolio turnover rate calculations, Money Market Fund's turnover rate is zero.

SECURITIES LENDING
--------------------------------------------------------------------------------
Each of the Funds may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of a Fund's total assets. To

                                       23

                                     Part B
                                      A-24

date, the Funds have not loaned securities, and neither the Funds nor the
Adviser intend to lend securities in the immediate future.

The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the
Funds. As with other extensions of credit, there are risks of delay in recovery of loaned securities, or even loss of rights in collateral pledged by the borrower, should the borrower fail financially. However, the Funds will only enter into loan agreements with broker-dealers, banks, and other institutions that the Adviser has determined are creditworthy. A Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the borrower will be required to pledge collateral that the custodian for the Fund's portfolio securities will take into possession before any securities are loaned.
Additionally, the borrower may pledge only cash, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents as collateral. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to a
Fund) also are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

To the extent that collateral is comprised of cash, a Fund will be able to invest such collateral only in securities issued or guaranteed by the U.S.
Government or its agencies and instrumentalities and in certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. If a Fund invests cash collateral in such securities, the Fund could experience a loss if the value of such securities declines below the value of the cash collateral pledged to secure the loaned securities. The amount of such loss would be the difference between the value of the collateral pledged by the borrower and the value of the securities in which the pledged collateral was invested.

DURATION
--------------------------------------------------------------------------------
Duration is a measure of the expected life of a fixed income security on a present value basis. Duration incorporates a bond's yield, coupon interest payments, final principal at maturity and call features into one measure. It measures the expected price sensitivity of a fixed income security (or portfolio) for a given change in interest rates. For example, if interest rates rise by one percent, the market value of a security (or portfolio) having a duration of two years generally will fall by approximately two percent. The
Adviser uses several methods to compute various duration estimates appropriate for particular securities held in portfolios.

Duration incorporates payments prior to maturity and therefore it is considered a more precise measure of interest rate risk than "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, and does not account for pre-maturity payments. Most debt securities provide coupon interest payments in addition to a final ("par") payment at maturity, and some securities have call provisions which allow the issuer to repay the instrument in part or in full before the maturity date. Each of these may affect the security's price sensitivity to interest rate changes.

For bonds that are not subject to calls prior to their maturity, duration is an effective measure of price sensitivity to changing interest rates. However, it does not properly reflect certain types of interest rate risk as bonds may be subject to optional or special mandatory redemption provisions that affect the timing of principal repayment and thus, the duration of the debt security. These provisions include refunding calls, sinking fund calls and prepayment calls. For example, while the stated final maturity of mortgage "pass-through" securities is generally 30 years, expected prepayment rates are more important in determining duration. Municipal bonds may also be subject to special redemption from unexpended proceeds, excess revenues, sale proceeds or other sources of funds, and municipal bonds may be advance refunded. Floating and variable rate debt securities may have final maturities of ten or more years, yet their interest rate risk corresponds to the frequency and benchmark index of the coupon reset. In such situations, the Adviser uses more sophisticated analytical techniques that incorporate these additional variables to arrive at a modified, effective, implied or average life duration to reflect interest rate risk. These techniques may involve the portfolio manager's expectations of future economic conditions, and these assumptions may vary from actual future conditions. The various methods used to compute appropriate duration estimates for certain bond issues, particularly those that are traded infrequently and that

                                       24

                                     Part B
                                      A-25

have a low amount of outstanding debt such as municipal bonds, may require greater reliance on the use of such assumptions by the Adviser. Therefore, for those issues, the effective or implied duration may be a less accurate estimate of interest rate risk than it is for other types of bond issues.

ADDITIONAL INFORMATION ABOUT SELLING SHARES
--------------------------------------------------------------------------------

SUSPENSION OF SELLING ABILITY
--------------------------------------------------------------------------------
Each Fund may suspend selling privileges or postpone the date of payment:
-    During any period that the NYSE is closed other than customary weekend or holiday closings, or when trading is restricted, as determined by the
     Securities and Exchange Commission ("SEC");
-    During any period when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it or to fairly determine the value of its assets;
-    For such other periods as the SEC may permit.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
Once you place a telephone transaction request to Sit Mutual Funds, it cannot be canceled or modified. The Funds use reasonable procedures to confirm that telephone instructions are genuine, including requiring that payments be made only to the shareholder's address of record or the bank account designated on the application and requiring certain means of telephone identification. If the
Fund fails to employ such procedures, it may be liable for any losses suffered by Fund shareholders as a result of unauthorized or fraudulent instructions.
During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching the Funds by telephone. Consequently, a redemption or exchange by telephone may be difficult to implement at those times.

REDEMPTION-IN-KIND
--------------------------------------------------------------------------------
If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for a Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

COMPUTATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

Net asset value is determined as of the close of the New York Stock Exchange on each day that the exchange is open for business. The customary national business holidays observed by the New York Stock Exchange and on which the Funds are closed are: New Year's Day, Martin Luther King Jr. Day, President's Day, Good
Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas
Day. The net asset value per share will not be determined on these national holidays. The net asset value is calculated by dividing the total value of a
Fund's investments and other assets (including accrued income), less any liabilities, by the number of shares outstanding. The net asset value per share of each Fund other than the Money Market Fund will fluctuate. Money Market Fund attempts to maintain a net asset value of $1.00 per share.

Debt securities may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Such a pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities may be valued at fair value using methods selected in good faith by the Boards of Directors. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

The securities held by Money Market Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Money Market Fund attempts to maintain a net asset value of $1.00 per share. Under the direction of the Board of Directors, procedures have been adopted to monitor and stabilize the Fund's price per share.

                                       25

                                     Part B
                                      A-26

On March 31, 2006, the net asset value and public offering price per share for each Fund was calculated as follows:

         (net assets / shares outstanding) = net asset value (NAV) per share = public offering price per share)

                                                                       shares            NAV and public
       Fund                                 net assets            outstanding            offering price
       ----                                 ----------            -----------            --------------
       Money Market                        $69,681,937             69,685,412                     $1.00
       U.S. Government Securities Fund     234,394,769             22,419,940                     10.45
       Tax-Free Income Fund                366,948,107             37,737,329                      9.72
       Minnesota Tax-Free Income Fund      263,312,026             26,014,832                     10.12
       Florida Tax-Free Income Fund          3,761,812                377,721                      9.96

MANAGEMENT
--------------------------------------------------------------------------------

The Sit Mutual Funds are a family of 13 no-load mutual funds. The five Bond
Funds described in this Statement of Additional Information are the Sit Money
Market Fund, Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, Sit
Minnesota Tax-Free Income Fund and the Florida Tax-Free Income Fund (the "Funds"
or individually, a "Fund"); The eight stock funds within the Sit Mutual Fund family are described in a separate Statement of Additional Information.

The Money Market Fund, U.S. Government Securities Fund, the corporate issuer of the Tax-Free Income Fund, and Minnesota Tax-Free Income Fund; and the Trust
which issued the Florida Tax-Free Income Fund have corporate officers and Boards of Directors, or, in the case of the Florida Tax-Free Income Fund, officers and a Board of Trustees. The Boards of Directors and the Board of Trustees are
responsible for the management of the Funds and the establishment of the Funds'
policies. The officers of the Funds manage the day-to-day operation of the
Funds.

The Boards of Directors and the Board of Trustees have established an Audit
Committee. The Audit Committee is composed entirely of directors/trustees who are not interested persons of the Fund (except in their capacities as directors/trustees) as defined in section 2(a)(19) of the Investment Company Act of 1940. A member of an Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund other than in his or her capacity as a member of the Audit Committee, the Board of Directors, the Board of Trustees, or
any other Board committee. The function of the Audit Committees is oversight.
The primary responsibilities of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices; its internal controls over financial reporting, and the internal controls of the Fund's accounting, transfer agency and custody service providers; to oversee the Fund's financial reporting and the independent audit of the Fund's financial statements; and to oversee, or, as appropriate, assist the full Boards' oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Fund's independent auditors and the full Boards of Directors and Trustees. There were two meetings of the Audit Committee during the Funds' last fiscal year. The members of the
Audit Committee include: Melvin C. Bahle, John P. Fagan, Sidney L. Jones, Bruce
C. Lueck and Donald W. Phillips. John E. Hulse served on the Audit Committee until his death on December 24, 2005.

Information pertaining to the directors/trustees and officers of the Funds is set forth on the following page. Except as noted, the business address of each officer and director/trustee is the same as that of the Adviser - 3300 IDS
Center, Minneapolis, Minnesota.

                                       26

                                     Part B
                                      A-27

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER
                                                                                                      OF FUNDS
                                     TERM OF                                                          IN FUND         OTHER
NAME,                   POSITION     OFFICE(1)             PRINCIPAL                                  COMPLEX         DIRECTORSHIPS
ADDRESS AND             HELD WITH    AND LENGTH OF         OCCUPATIONS DURING                         OVERSEEN        HELD BY
AGE                     THE FUNDS    TIME SERVED           PAST FIVE YEARS                            BY DIRECTOR     DIRECTOR(4)
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS/TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
Eugene C. Sit (2)       Director/    Director/Trustee      Chairman, CEO and CIO of Sit               13              Corning
Age: 67                 Trustee      since inception.      Investment Associates, Inc. (the                           Incorporated;
                        and                                "Adviser") and Sit/Kim                                     Smurfit -
                        Chairman                           International Investment Associates,                       Stone
                                                           Inc. ("Sit/Kim"); Director of SIA                          Container
                                                           Securities Corp. (the                                      Corporation
                                                           "Distributor"),and Chairman and
                                                           CEO of Sit Investment Fixed
                                                           Income Advisors, Inc. ("SF").
-----------------------------------------------------------------------------------------------------------------------------------
William E. Frenzel (2)  Director/    Director/Trustee      Guest Scholar at The Brookings             13              None.
Age: 78                 Trustee      since 1991 or         Institution and member of several
                                     the Fund's            government policy committees,
                                     inception if          foundations and organizations;
                                     later.                Advisory Director of the Adviser;
                                                           Director of Sit/Kim and SF.
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS/TRUSTEES: (5)
-----------------------------------------------------------------------------------------------------------------------------------
Melvin C. Bahle         Director/    Director/ Trustee     Director and/or officer of several         13              None.
Age: 87                 Trustee      since 2005;           foundations and charitable
                                     Director/Trustee      organizations.
                                     Emeritus since
                                     1995 or the
                                     Fund's inception
                                     if later.
-----------------------------------------------------------------------------------------------------------------------------------
John P. Fagan           Director/    Elected as Director   Honorary member on Board of St. Joseph's   13              None.
Age: 76                 Trustee      at February 19, 2006  College in Rensselaer, Indiana
                                     Board Meeting
-----------------------------------------------------------------------------------------------------------------------------------
Sidney L. Jones         Director/    Director/Trustee      Lecturer, Washington Campus Consortium     13              None.
Age: 72                 Trustee      from 1988 to          of 17 Universities; Senior Advisor to
                                     1989 and from         Lawrence and Company (investment
                                     1993 or the           management), Toronto, Canada.
                                     Fund's inception
                                     if later.
-----------------------------------------------------------------------------------------------------------------------------------
Bruce C. Lueck          Director/    Director/Trustee      Consultant for Zephyr Management, L.P.     13              None.
Age: 65                 Trustee      since 2004 or the     (investment management) and committee
                                     Fund's inception,     member of several investment funds and
                                     if later.             foundations. President & Chief Investment
                                                           Officer, Okabena Investment Services, Inc.
                                                           from 1985 to 2003; Board Member, Okabena
                                                           Company from 1985 to 2003.
-----------------------------------------------------------------------------------------------------------------------------------
Donald W. Phillips      Director/    Director of the       Chairman and CEO of WP Global Partners     13              None.
Age: 58                 Trustee      International         Inc., 7/05 to present; CEO and CIO of
                                     Fund since 1993,      WestLB Asset Management (USA) LLC, 4/00
                                     and since 1990        to 4/05.
                                     or the Fund's
                                     inception if later
                                     for all other
                                     Funds.
-----------------------------------------------------------------------------------------------------------------------------------

                                       27

                                     Part B
                                      A-28

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER
                                                                                                      OF FUNDS
                                     TERM OF                                                          IN FUND         OTHER
NAME,                   POSITION     OFFICE(1)             PRINCIPAL                                  COMPLEX         DIRECTORSHIPS
ADDRESS AND             HELD WITH    AND LENGTH OF         OCCUPATIONS DURING                         OVERSEEN        HELD BY
AGE                     THE FUNDS    TIME SERVED           PAST FIVE YEARS                            BY DIRECTOR     DIRECTOR(4)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
-----------------------------------------------------------------------------------------------------------------------------------
Peter L. Mitchelson     Vice         Re-Elected by         Director and Vice Chairman of the          N/A             N/A
Age: 65                 Chairman     the Boards            Adviser; Director and Executive Vice
                                     annually;             President of Sit/Kim; Director of the
                                     Officer since         Distributor; and Vice Chairman of SF.
                                     inception.            Director of the Sit Funds through
                                                           4/30/02.
-----------------------------------------------------------------------------------------------------------------------------------
Roger J. Sit (3)        Executive    Re-Elected by         President of the Adviser; Director,        N/A             N/A
Age: 44                 Vice         the Boards            President, COO, and Deputy CIO of
                        President    annually;             Sit/Kim.
                                     Officer since
                                     1998.
-----------------------------------------------------------------------------------------------------------------------------------
Michael C. Brilley      Senior Vice  Re-Elected by         Senior Vice President and Senior Fixed     N/A               N/A
Age: 61                 President    the Boards            Income Officer of the Adviser; Director
                                     annually;             and President and Chief Fixed Income
                                     Officer since         Officer of SF.
                                     1985.
-----------------------------------------------------------------------------------------------------------------------------------
Debra A. Sit (3)        Vice         Re-Elected by         Vice President - Bond Investments of       N/A              N/A
Age: 45                 President -  the Boards            the Adviser; Assistant Treasurer and
                        Investments  annually;             Assistant Secretary of Sit/Kim and SF;
                                     Officer since         and Senior Vice President - Investments
                                     1994.                 of SF.
-----------------------------------------------------------------------------------------------------------------------------------
Mark H. Book            Vice         Re-Elected by         Vice President and Fixed Income            N/A              N/A
Age: 43                 President -  the Boards            Portfolio Manager of SF.
                        Investments. annually;
                        U.S. Govt.   Officer since
                        and Money    2002.
                        Market
                        Funds only.
-----------------------------------------------------------------------------------------------------------------------------------
Bryce A. Doty           Vice         Re-Elected by         Vice President and Fixed Income            N/A              N/A
Age: 39                 President -  the Boards            Portfolio Manager of SF.
                        Investments. annually;
                        U.S. Govt.   Officer since
                        Fund only.   1996.
-----------------------------------------------------------------------------------------------------------------------------------
Paul J. Junquist        Vice         Re-Elected by         Vice President and Fixed Income            N/A              N/A
Age: 44                 President -  the Boards            Portfolio Manager of SF.
                        Investments. annually;
                        Tax-Free,    Officer since
                        MN Tax-Free, 1996.
                        & FL Tax-
                        Free Funds
                        only.
-----------------------------------------------------------------------------------------------------------------------------------
Paul E. Rasmussen       Vice         Re-Elected by         Vice President, Secretary, Controller      N/A              N/A
Age: 45                 President    the Boards            and Chief Compliance Officer of the
                        and          annually;             Adviser; Vice President, Secretary,
                        Treasurer    Officer since         and Chief Compliance Officer of Sit/Kim
                                     1994.                 and SF; President of the Distributor.

-----------------------------------------------------------------------------------------------------------------------------------

                                       28

                                     Part B
                                      A-29

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER
                                                                                                      OF FUNDS
                                     TERM OF                                                          IN FUND         OTHER
NAME,                   POSITION     OFFICE(1)             PRINCIPAL                                  COMPLEX         DIRECTORSHIPS
ADDRESS AND             HELD WITH    AND LENGTH OF         OCCUPATIONS DURING                         OVERSEEN        HELD BY
AGE                     THE FUNDS    TIME SERVED           PAST FIVE YEARS                            BY DIRECTOR     DIRECTOR(4)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS: (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
Michael J. Radmer       Secretary    Re-Elected by         Partner of the Funds'general counsel,       N/A               N/A
Suite 1500                           the Boards            Dorsey & Whitney, LLP
50 South Sixth St.                   annually;
Minneapolis, MN                      Officer since
55402                                1984.
Age: 61
-----------------------------------------------------------------------------------------------------------------------------------
Carla J. Rose           Vice         Re-Elected by         Vice President, Administration &           N/A               N/A
Age: 40                 President,   the Boards            Deputy Controller of the Adviser;
                        Assistant    annually;             Vice President, Administration and
                        Secretary &  Officer since         Controller of Sit/Kim; Controller
                        Assistant    2000.                 and Treasurer of SF.
                        Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
Kelly K. Boston         Assistant    Re-Elected by         Staff Attorney of the Adviser.             N/A               N/A
Age: 37                 Secretary &  the Boards
                        Assistant    annually;
                        Treasurer    Officer since 2000.
-----------------------------------------------------------------------------------------------------------------------------------

1)   Each Director/Trustee serves until their resignation, removal or the next meeting of the shareholders at which election of directors/trustees is an agenda item and until his successor is duly elected and shall qualify.
2)   Directors/Trustee who are deemed to be "interested persons" of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an "interested person" because he is an officer of Sit
     Investment Associates, Inc., the Fund's investment adviser. Mr. Frenzel is deemed to be an interested person because he is an advisory director and shareholder of the Fund's investment adviser.
3)   Mr. Roger Sit is the son of Eugene C. Sit. Ms. Debra Sit is the daughter of
     Eugene C. Sit.
4)   Includes only directorships of companies required to report under the
     Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.
5)   Director John E. Hulse served as Director of the Funds from 1995 until his death on December 24, 2005.

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
The Funds' investment decisions are made by a team of portfolio mangers and analysts who are jointly responsible for the day-to-day management of the Funds.
The portfolio management team is led by Michael C. Brilley, Senior Vice
President of the Adviser; Debra A. Sit, Vice President of the Adviser; and Bryce
A. Doty, Vice President - Investments of the U.S. Government Securities Fund.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGEMENT TEAM, AS OF MARCH 31, 2006.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Number of
                                                                                        accounts included      Assets of accounts
                                                         Total                              in total with       included in total
                                                     number of                          performance based        with performance
Type of account                                       accounts        Total assets           advisory fee      based advisory fee
----------------------------------------------------------------------------------------------------------------------------------
MICHAEL C. BRILLEY
----------------------------------------------------------------------------------------------------------------------------------
   Registered investment companies                           6       1,172,453,274                   None                       0
----------------------------------------------------------------------------------------------------------------------------------
   Other pooled investment vehicles                          6          49,810,347                      3              30,044,488
----------------------------------------------------------------------------------------------------------------------------------
   Other accounts                                          126       3,140,391,590                      3             114,875,339
----------------------------------------------------------------------------------------------------------------------------------
                                        Total              138       4,362,655,211                      6             144,919,827
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DEBRA A. SIT
----------------------------------------------------------------------------------------------------------------------------------
   Registered investment companies                           3         623,123,837                   None                       0
----------------------------------------------------------------------------------------------------------------------------------
   Other pooled investment vehicles                          2           9,506,779                   None                       0
----------------------------------------------------------------------------------------------------------------------------------
   Other accounts                                           22         186,673,835                   None                       0
----------------------------------------------------------------------------------------------------------------------------------
                                        Total               27         819,304,451                   None                       0
----------------------------------------------------------------------------------------------------------------------------------

                                       29

                                     Part B
                                      A-30

(TABLE CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Number of
                                                                                        accounts included      Assets of accounts
                                                         Total                              in total with       included in total
                                                     number of                          performance based        with performance
Type of account                                       accounts        Total assets           advisory fee      based advisory fee
----------------------------------------------------------------------------------------------------------------------------------
MARK H. BOOK
----------------------------------------------------------------------------------------------------------------------------------
   Registered investment companies                           3         282,443,756                   None                       0
----------------------------------------------------------------------------------------------------------------------------------
   Other pooled investment vehicles                          4          40,303,568                      3              30,044,488
----------------------------------------------------------------------------------------------------------------------------------
   Other accounts                                           73       2,213,226,197                      3             114,875,339
----------------------------------------------------------------------------------------------------------------------------------
                                        Total               80       2,535,973,521                      6             144,919,827
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
BRYCE A. DOTY
----------------------------------------------------------------------------------------------------------------------------------
   Registered investment companies                           2         216,453,679                   None                       0
----------------------------------------------------------------------------------------------------------------------------------
   Other pooled investment vehicles                          4          40,303,568                      3              30,044,488
----------------------------------------------------------------------------------------------------------------------------------
   Other accounts                                           73       2,213,226,197                      3             114,875,339
----------------------------------------------------------------------------------------------------------------------------------
                                                            79       2,469,938,444                      6             144,919,827
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
PAUL J. JUNGQUIST
----------------------------------------------------------------------------------------------------------------------------------
   Registered investment companies                           4         890,009,518                   None                       0
----------------------------------------------------------------------------------------------------------------------------------
   Other pooled investment vehicles                          3          18,862,915                      1               9,356,136
----------------------------------------------------------------------------------------------------------------------------------
   Other accounts                                           29         672,890,002                   None                       0
----------------------------------------------------------------------------------------------------------------------------------
                                                            36       1,581,762,435                      1               9,356,136
----------------------------------------------------------------------------------------------------------------------------------

The Adviser and its affiliates provide investment management and other services to clients who may or may not have investment policies, objectives and investments similar to those of the Fund. Sit may give advice and take actions on behalf of such clients which differ from advice given or actions taken in respect to the Fund. The Adviser and its affiliates do not manage accounts that have investment strategies that materially conflict with the investment strategy of the Funds.

COMPENSATION OF INVESTMENT PROFESSIONALS. The Funds do not pay any salary, bonus, deferred compensation, pension or retirement plan on behalf of the portfolio managers or any other employees of the Adviser. The portfolio managers of the Funds receive compensation from the Adviser. The compensation of the portfolio managers and analysts is comprised of a fixed base salary, an annual bonus, and periodic deferred compensation bonuses which may include phantom stock plans. Portfolio managers and analysts also participate in the profit sharing 401(k) plan of the Adviser. Competitive pay in the marketplace is considered in determining total compensation. The bonus awards are based on the attainment of personal and company goals which are comprised of a number of factors, including: the annual composite investment performance of the Adviser's accounts (which may include one or more of the Funds) relative to the investment accounts' benchmark index (including the primary benchmark of a Fund included in the composite, if any); the Adviser's growth in assets under management from new assets (which may include assets of a Fund); profitability of the Adviser; and
the quality of investment research efforts. Contributions made to the Adviser's profit sharing 401(k) plan are subject to the limitations of the Internal
Revenue Code and Regulations.

FUND SHARES OWNED BY PORTFOLIO MANAGEMENT TEAM. The table below indicates the dollar range of Fund ownership in each of the Funds by each member of the portfolio management team, as of March 31, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
                                                           U.S.                                  MN                 FLORIDA
                                       MONEY            GOVERNMENT          TAX-FREE          TAX-FREE              TAX-FREE
NAME OF                                MARKET           SECURITIES           INCOME            INCOME               INCOME
PORTFOLIO MANAGER                       FUND               FUND               FUND              FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                    $1 - $10,000         $100,001-                            $10,001 -
Michael C. Brilley                                       $500,000              None           $50,000                None
-----------------------------------------------------------------------------------------------------------------------------------
                                                         $10,001 -           $100,001-        $50,001 -
Debra A. Sit                            None             $50,000             $500,000         $100,000               None
-----------------------------------------------------------------------------------------------------------------------------------

                                       30

                                     Part B
                                      A-31

(TABLE CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                           U.S.                                  MN                 FLORIDA
                                       MONEY            GOVERNMENT          TAX-FREE          TAX-FREE              TAX-FREE
NAME OF                                MARKET           SECURITIES           INCOME            INCOME               INCOME
PORTFOLIO MANAGER                       FUND               FUND               FUND              FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                         $10,001 -
Mark H. Book                            None             $50,000               None              None                None
-----------------------------------------------------------------------------------------------------------------------------------
                                                         $10,001 -
Bryce A. Doty                           None             $50,000               None              None                None
-----------------------------------------------------------------------------------------------------------------------------------
                                      $50,001-           $10,001 -                             $50,001 -
Paul J. Jungquist                     $100,000           $50,000               None            $100,000              None
-----------------------------------------------------------------------------------------------------------------------------------

FUND SHARES OWNED BY DIRECTORS/TRUSTEES

The table below indicates the dollar range of each Board member's ownership of
Fund shares and shares of other funds in the Sit Family of Funds for which he is a Board member or Trustee, in each case as of December 31, 2005.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AGGREGATE DOLLAR
                                                   U.S.             TAX-          MN TAX-                           RANGE OF EQUITY
                                MONEY           GOVERNMENT          FREE           FREE          FLORIDA TAX-      SECURITIES IN THE
                                MARKET          SECURITIES         INCOME         INCOME         FREE INCOME        13 SIT MUTUAL
NAME OF DIRECTOR                 FUND              FUND             FUND           FUND              FUND               FUNDS (2)
------------------------------------------------------------------------------------------------------------------------------------
                                 Over              Over             Over           Over                                  Over
Eugene C. Sit (1)              $100,000          $100,000         $100,000       $100,000            None              $100,000
------------------------------------------------------------------------------------------------------------------------------------
                                 Over            $10,000-           Over                                                 Over
Melvin C. Bahle                $100,000          $50,000          $100,000         None              None              $100,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Over                                                 Over
William E. Frenzel (1)           None              None           $100,000         None              None              $100,000
------------------------------------------------------------------------------------------------------------------------------------
                               $10,001-            Over                                                                  Over
Sidney L. Jones                $50,000           $100,000           None           None              None              $100,000
------------------------------------------------------------------------------------------------------------------------------------
                                 Over                               Over                                                 Over
Bruce C. Lueck                 $100,000            None           $100,000         None              None              $100,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       $10,000-
Donald W. Phillips               None              None             None           None              None              $50,000
------------------------------------------------------------------------------------------------------------------------------------

1)            Directors/Trustees who are deemed to be "interested persons" of the Funds as that term is defined by the Investment Company Act of
              1940.
2)            The Sit Mutual Funds consist of 13 no-load mutual funds; the five
              Bond Funds described in this Statement of Additional Information and eight stock funds described in a separate Prospectus and
              Statement of Additional Information.

The table below indicates the amount of securities owned beneficially, or of record, by each independent Director/Trustee, and their immediate family members, in (i) an investment advisor or principal underwriter of the Fund and
(ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds. Information provided is as of December 31, 2005.

------------------------------------------------------------------------------------------------------------------------------------
                             NAME OF OWNERS AND                                             TITLE OF      VALUE OF       PERCENT OF
NAME OF DIRECTOR          RELATIONSHIPS TO DIRECTOR             COMPANY                       CLASS      SECURITIES         CLASS
------------------------------------------------------------------------------------------------------------------------------------
Melvin C. Bahle                    ---                             ---                         ---          ---              ---
------------------------------------------------------------------------------------------------------------------------------------
Sidney L. Jones                    ---                             ---                         ---          ---              ---
------------------------------------------------------------------------------------------------------------------------------------
Bruce C. Lueck             Bruce C. Lueck                 Sit Capital Fund, L.P. (1)         L.P. (2)       $198,876        0.4%
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Phillips         Phillips Financial, L.P.       Sit Capital Fund II, L.P. (1)      L.P. (2)     $1,007,048        4.1%
------------------------------------------------------------------------------------------------------------------------------------

1) Sit Investment Associates, Inc. is the general partner and a limited partner.
2) Limited partnership interest

COMPENSATION OF DIRECTORS/TRUSTEES
--------------------------------------------------------------------------------
Through December 31, 2005, the Sit Funds as a group (a total of 13 funds) paid each Director/Trustee, who is not also an officer, an annual total fee of
$25,000, $2,500 for each meeting attended, and provided reimbursement for travel and other expenses. Each Director/Trustee that is a member of the Funds' Audit
Committee is paid $1,000 for each Audit Committee

                                       31

                                     Part B
                                      A-32

meeting attended. Audit Committee meetings are held two times a year, following the February and October Board meetings. Mr. Jones is Chair of the Audit
Committee and Mr. Bahle, Mr. Fagan, Mr. Lueck and Mr. Phillips are committee members. The following table sets forth the aggregate compensation received by each Director/Trustee from each Fund and from all thirteen of the Sit Mutual
Funds for the fiscal year ended March 31, 2006. Pursuant to each Fund's investment management agreement with the Adviser, the Adviser is obligated to pay the Funds' expenses, including fees paid to the Directors/Trustees. (See discussion under "Investment Adviser" below.) Directors/Trustees who are officers of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

------------------------------------------------------------------------------------------
                                            PENSION OR        ESTIMATED
                         AGGREGATE          RETIREMENT         ANNUAL         TOTAL
                       COMPENSATION      BENEFITS ACCRUED     BENEFITS     COMPENSATION
                         FROM EACH        AS PART OF FUND       UPON        FROM FUND
NAME OF DIRECTOR            FUND              EXPENSES       RETIREMENT      COMPLEX
------------------------------------------------------------------------------------------
Melvin C. Bahle            $3,038                None            None        $39,500
------------------------------------------------------------------------------------------
John P. Fagan               $481                 None            None         $6,250
------------------------------------------------------------------------------------------
John E. Hulse (1)          $2,019                None            None        $26,250
------------------------------------------------------------------------------------------
Sidney L. Jones            $3,038                None            None        $39,500
------------------------------------------------------------------------------------------
Bruce C. Lueck             $3,038                None            None        $39,500
------------------------------------------------------------------------------------------
Donald W. Phillips         $2,846                None            None        $37,000
------------------------------------------------------------------------------------------
William E. Frenzel         $2,885                None            None        $37,500
------------------------------------------------------------------------------------------

(1) Director John E. Hulse served as Director of the Funds during the Funds'
past fiscal year until his death on December 24, 2005.

CODE OF ETHICS
--------------------------------------------------------------------------------
The Funds and their investment adviser and principal underwriter have adopted a code of ethics under rule 17j-1 of the Investment Company Act which permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

Sit Investment Associates, Inc. (the "Adviser") was incorporated in Minnesota on
July 14, 1981 and has served as the Funds' investment adviser since the inception of each Fund pursuant to Investment Management Agreements.

TERMS COMMON TO ALL FUNDS' INVESTMENT MANAGEMENT Agreements Each Fund's
Investment Management Agreement provides that the Adviser will manage the investment of the Fund's assets, subject to the applicable provisions of the
Fund's articles of incorporation, bylaws and current registration statement
(including, but not limited to, the investment objective, policies and restrictions delineated in the Fund's current prospectus and Statement of
Additional Information), as interpreted from time to time by the Fund's Board of
Directors or Board of Trustees, in the case of the Florida Tax-Free Income Fund.
Under each Agreement, the Adviser has the sole and exclusive responsibility for the management of the Fund's investment portfolio and for making and executing all investment decisions for the Fund. The Adviser is obligated under each
Agreement to report to the Fund's Board of Directors or Trustees regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of the
Adviser to the Fund's investment policies. Each Agreement also provides that the
Adviser shall not be liable for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Agreement provides that the Adviser shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties under the Agreement and that the Adviser will arrange, if requested by the Fund, for officers or employees of the Adviser to serve without compensation from the Fund as directors, trustees, officers or employees of the Fund if duly elected to such positions by the shareholders or directors/trustees of the Fund.

Each Agreement provides that it will continue in effect from year to year only as long as such continuance is specifically approved at least annually by the applicable Fund's Board of Directors or Trustees or shareholders and by a majority of the Board of Directors or Trustees who are not "interested persons"
(as defined in the 1940 Act) of the Adviser or the Fund. The Agreement is
terminable upon 60 days' written notice by the Adviser or the Fund and will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).

                                       32

                                     Part B
                                      A-33

COMPENSATION AND ALLOCATION OF EXPENSES Under each Fund's Investment Management
Agreement, the Fund is obligated to pay the Adviser a flat monthly fee, which is equal on an annual basis to .80% (except for the U.S. Government Securities Fund and Money Market Fund) of the average daily net assets of the Fund. However, under each such Fund's Agreement, the Adviser has agreed to bear all of the
Fund's expenses, except for extraordinary expenses (as designated by a majority of the Fund's disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

Under the current Investment Management Agreement for each of U.S. Government
Securities Fund and Money Market Fund, the Fund is obligated to pay the Adviser a flat monthly fee equal on an annual basis to 1.00% of the first $50 million of average daily net assets and .80% of average daily net assets in excess of $50 million for U.S. Government Securities Fund and equal on an annual basis to .80%
of the first $50 million of average daily net assets and .60% of average daily net assets in excess of $50 million for Money Market Fund. However, under each such Fund's current Agreement, the Adviser is obligated to bear all of the
Fund's expenses, except for extraordinary expenses (as designated by a majority of the Fund's disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

For the period October 1, 1993 through December 31, 2007 the Adviser has voluntarily agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Adviser as set forth above) of U.S. Government
Securities Fund and Money Market Fund to .80% and .50% of average daily net assets per year, respectively, and of Tax-Free Income Fund to .70% of the Fund's
average daily net assets in excess of $250 million and .60% of the Funds' daily net assets in excess of $500 million. After December 31, 2007, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

Set forth below are the investment management fees paid by each Fund, during the fiscal years ended March 31, 2006, 2005, and 2004, and other fees and expenses paid by the Funds during such years and fees and expenses of the Funds waived or paid by the Adviser during such years:

                               MONEY        U.S. GOVT.     TAX-FREE    MN TAX-FREE    FL TAX-FREE
                               MARKET       SECURITIES      INCOME        INCOME        INCOME
2006                            FUND          FUND           FUND          FUND          FUND
-----                       --------------------------------------------------------------------
Investment Advisory Fees      $463,271     $2,156,246     $2,841,985     $1,981,777     $31,616
   Fees Waived                (159,428)      (100,000)      (105,248)            --          --
   Net Fund Expense            303,843      2,056,246      2,736,737      1,981,777      31,616

2005
----
Investment Advisory Fees      $353,875     $2,232,557     $2,729,806     $1,768,405     $23,500
   Fees Waived                (132,661)      (100,000)       (91,226)            --          --
   Net Fund Expense            221,214      2,132,557      2,638,580      1,768,405      23,500

2004
----
Investment Advisory Fees      $462,406     $2,801,849     $3,036,296     $1,716,463      $4,386
   Fees Waived                (160,167)      (100,000)      (129,537)            --          --
   Net Fund Expense            302,239      2,701,849      2,906,759      1,716,463       4,386

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS
--------------------------------------------------------------------------------
At their joint meeting held on October 17, 2005 the Boards of Directors of the
Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit
Investment Associates, Inc. and Sit Mutual Funds II, Inc. dated November 1,
1992; Sit U.S. Government Securities Fund, Inc. dated November 1, 1992; Sit
Money Market Fund, Inc. dated November 1, 1992; and Sit Mutual Funds Trust dated
December 15, 2003.

                                       33

                                     Part B
                                      A-34

DISTRIBUTOR
--------------------------------------------------------------------------------

Sit Mutual Funds II, Inc. (the "Company") on behalf of the Minnesota Tax-Free
Income Fund, and the Tax-Free Income Fund; the Trust, on behalf of the Florida
Tax-Free Income Fund; the U.S. Government Securities Fund, and the Money Market
Fund have entered into an Underwriting and Distribution Agreement with SIA
Securities Corp. ("Securities"), an affiliate of the Adviser, pursuant to which
Securities acts as each Fund's principal underwriter. Securities markets each
Fund's shares only to certain institutional investors and all other sales of each Fund's shares are made by each Fund. The Adviser pays all expenses of
Securities in connection with such services and Securities is otherwise not entitled to any other compensation under the Underwriting and Distribution
Agreement. Each Fund will incur no additional fees in connection with the
Underwriting and Distribution Agreement.

Pursuant to the Underwriting and Distribution Agreement, Securities has agreed to act as the principal underwriter for each Fund in the sale and distribution to the public of shares of each Fund, either through dealers or otherwise.
Securities has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. The
Underwriting and Distribution Agreement is renewable from year to year if the
Fund's directors approve such agreement. The Fund or Securities can terminate the Underwriting and Distribution Agreement at any time without penalty on 60 days' notice written notice to the other party. The Underwriting and
Distribution Agreement terminates automatically upon its assignment. In the
Underwriting and Distribution Agreement, Securities agrees to indemnify each
Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of each Fund's shares, except to the extent that such liability is the result of information which was obtainable by
Securities only from persons affiliated with the Fund but not Securities.

Securities or the Adviser may enter into agreements with various brokerage or other firms pursuant to which such firms provide certain administrative services with respect to customers who are beneficial owners of shares of the Fund. The
Adviser or Securities may compensate such firms for the services provided, which compensation is based on the aggregate assets of customers that are invested in the Funds.

BROKERAGE
--------------------------------------------------------------------------------

Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the applicable Fund.
Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten fixed income and equity offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's selling concession or discount.
Certain of these securities may also be purchased directly from the issuer, in which case neither commissions nor discounts are paid.

The Adviser selects and, where applicable, negotiates commissions with the broker-dealers who execute the transactions for one or more of the Funds. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the best price of the security, the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities. Such services also may include analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of valuation in dollar amounts, without providing any direct monetary benefit to the applicable Funds from these transactions. The Adviser believes that most research services they receive generally benefit several or all of the investment companies and private accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

                                       34

                                     Part B
                                      A-35

The Adviser maintains an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it in managing the Funds.
Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.
Generally, a Fund pays commissions higher than the lowest commission rates available.

Fund management does not currently anticipate that a Fund will affect brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Funds or the Adviser.

The Adviser has entered into agreements with Capital Institutional Services,
Inc. ("CIS"), and Autranet, Inc. ("AI"), unaffiliated registered broker-dealers.
All transactions placed with CIS and AI are subject to the above criteria. CIS and AI provide the Adviser with a wide variety of economic, performance, analytical and investment research information, resources from Egan-Jones Rating
Company, Fitch Ratings, Moody's Investors Service Inc., Municipal Market Data,
Standard & Poor's Rating Services, Bloomberg, L.P., Institutional Investor,
Pattern Recognition Research Inc., and Stone & McCarthy Research Associates.

Investment decisions for each Fund are made independently of those for other clients of the Adviser, including the other Funds. When the Funds or clients simultaneously engage in the purchase or sale of the same securities, the price of the transactions is averaged and the amount allocated in accordance with a formula deemed equitable to each Fund and client. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable. All trades will be transacted through U.S. based brokerage firms and commercial banks.

Brokerage commissions paid by the Funds for the fiscal years ended March 31,
2006, 2005, and 2004 were:

                                             2006        2005          2004
                                             ----        ----          ----
Money Market Fund                               0           0             0
U.S. Government Securities Fund                 0           0             0
Tax-Free Income Fund                      $18,155     $14,852        $5,215
Minnesota Tax-Free Income Fund                  0           0             0
Florida Tax-Free Income Fund                    0           0             0

The amount of commissions paid by the Tax-Free Income Fund fluctuate from year to year due to the amount of the Fund's transactions in securities issued by certain closed-end funds during the period.

PROXY VOTING
--------------------------------------------------------------------------------
The Funds, or the corporate issuer (or Trust, in the case of Florida Tax-Free
Income Fund) of their shares, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

A Proxy Committee comprised of senior management is responsible for the development and implementation of the Proxy Voting Policy, and oversees and manages the day-to-day operations of the Adviser's Proxy Voting Policies.

                                       35

                                     Part B
                                      A-36

Generally, the Adviser exercises proxy voting discretion on proxy proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy
Voting Policy. The Proxy Guidelines address issues which are frequently included in proxy proposals. Such issues include, for example, proposals seeking shareholder approval of equity-based compensation plans, changes in corporate control or shareholder rights, poison pills, corporate restructuring, and significant transactions. Proxy proposals which contain novel issues, include unique circumstances, or otherwise are not addressed in the Proxy Guidelines are reviewed by the Proxy Committee or it's designates(s). The Proxy Committee or its designee(s) review each non-routine issue and determine the Adviser's vote.
The Proxy Committee considers the facts and circumstances of a proposal and retains the flexibility to exercise its discretion and apply the Proxy
Guidelines in the best interests of the Fund.

The Adviser has retained an independent third party (the "Service Firm") to provide the Adviser with proxy analysis, vote execution, record keeping, and reporting services.

It is possible, but unlikely, that the Adviser may be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, the
Adviser may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies, or the Adviser may have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Proxy Committee shall take steps to ensure a decision to vote the proxy was based on the Fund's best interest and was not the product of the material conflict. To resolve a material conflict of interest, the Proxy
Committee may (but is not limited to) base its vote on pre-determined guidelines or polices which requires little discretion of Adviser's personnel; disclose the conflict to the Fund's board of Trustees and obtain their consent prior to voting; or base its vote on the analysis and recommendation of an independent third party.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Funds' Boards of Directors and Trustees have adopted procedures and policies regarding the disclosure of portfolio holdings in order to assist the Funds in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The Chief Compliance Officer oversees application of the policies and provides the Boards with periodic reports regarding the Funds' compliance with the policies.

Complete portfolio holdings are included in the Funds' annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. Copies of the Funds' reports are available on the Funds'
website. The Funds file their complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters on Form N-Q. Copies of the
Funds' reports and Forms N-Q are available free on the EDGAR Database on the
SEC's website at www.sec.gov, and may be reviewed and copied at the Commission's
Public Reference Room in Washington, D.C. Information on the operation of the
SEC's Public Reference Room may be obtained by calling the SEC at
1-202-942-8090. Copies are available for a fee from the SEC by calling the SEC at 1-202-942-8090, by making an e-mail request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-01102.

A complete portfolio holdings report as of the end of each calendar quarter is available to all shareholders, prospective shareholders, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Funds. A copy of the report may be obtained by contacting an Investor Service Representative.

The Funds' Chairman and the chief investment officer of Sit Investment
Associates, Inc. ("SIA") (the Funds' investment adviser) may authorize disclosure of portfolio holdings at a time or times other than the calendar quarter end provided that a.) the chief investment officer determines that the disclosure of the portfolio information is for a legitimate business reason and in the best interest of the Funds; b.) the recipients are subject to a duty of confidentiality (and non-use) if appropriate; and c.) the Funds provide a report of the disclosure to the Boards of Directors at the Boards' next regularly scheduled meetings. The prohibition against the disclosure of non-public portfolio holdings information to an unaffiliated third party does not apply to information sharing with the Funds' service providers, including the Adviser and
Sub-Adviser, the Funds' auditor, counsel, accountant, transfer agent or custodian, who require access to such information in order to fulfill their contractual duties to the Funds.

                                       36

                                     Part B
                                      A-37

Information regarding the Funds' aggregate portfolio characteristics may be disclosed at any time. Disclosure of the ownership of a particular portfolio holding may be made at any time provided the security has been included in a
Fund's quarterly portfolio holdings report.

The Funds, SIA or any affiliate may not receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following persons owned of record or beneficially 5% or more of the respective Fund's outstanding shares as of July 13, 2006:

                                                                                      Record    Beneficially     Of Record &
Person                                                                                 Only        Only          Beneficially
------                                                                                ------    ------------     ------------
MONEY MARKET FUND
-----------------
     Metropolitan Sports Facilities Commission, 900 South 5th Street                                                  7%
     Minneapolis, MN

U.S. GOVERNMENT SECURITIES FUND
-------------------------------
     Charles Schwab & Company, Inc., Special Custody Account for
     Benefit Cust, 101 Montgomery Street, San Francisco, CA                            50%

     National Financial Services Corporation for
     Benefit Cust, P.O. Box 3908, New York, NY                                         17%

TAX-FREE INCOME FUND
--------------------
     Charles Schwab & Company, Inc., Special Custody Account for
     Benefit Cust, 101 Montgomery Street, San Francisco, CA                            20%

     National Financial Services Corporation for
     Benefit Cust, P.O. Box 3908, New York, NY                                         30%

MINNESOTA TAX-FREE INCOME FUND
------------------------------
     Charles Schwab & Company, Inc., Special Custody Account for
     Benefit Cust, 101 Montgomery Street, San Francisco, CA                            20%

     National Financial Services Corporation for                                        6%
     Benefit Cust, P.O. Box 3908, New York, NY

FLORIDA TAX-FREE INCOME FUND
----------------------------
     Sit Investment Associates, Inc. (various accounts)                                                              61%
     3300 IDS Center, Minneapolis, MN

     Louis & Ellen Mazzarini JTWROS, 8150 Double Branch Rd,                                                          11%
     Tampa, FL

     H.D. & Joan A. Elverum TTEE, Elverum Family Trust,                                                              8%
     6101 Waterford Court, Edina, MN

As of July 13, 2006, the officers and directors of the Funds, as a group, owned
4.1% of the shares of Minnesota Tax-Free Income Fund, 2.6% of the shares of the
Tax-Free Income Fund, and less than 1% of the shares of Money Market Fund, U.S.
Government Securities Fund, and Florida Tax-Free Income Fund.

                                       37

                                     Part B
                                      A-38

TAXES
--------------------------------------------------------------------------------

Each Fund intends to fulfill the requirements of Subchapter M of the Internal
Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (1) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code; determined without regard to the deduction for dividends paid) and
90% of its net tax-exempt income; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock, securities, or currency, and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund's total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securities or securities of other regulated investment companies).

Each Fund is subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, each Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares.

When shares of a Fund are sold or otherwise disposed of, the Fund shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder. In addition, pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution. Any loss on the sale or exchange of shares of the Tax-Free Income
Fund, the Minnesota Tax-Free Income Fund, or the Florida Tax-Free Income Fund
held for six months or less (although regulations may reduce this time period to
31 days) will be disallowed for federal income tax purposes to the extent of the amount of any exempt-interest dividend received with respect to such shares.
Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Tax-Free Income Fund, the Minnesota Tax-Free Income Fund, or the Florida
Tax-Free Income Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends other than those treated as long-term capital gains. Indebtedness may be allocated to shares of the
Tax-Free Income Fund, the Minnesota Tax-Free Income Fund, or the Florida
Tax-Free Income Fund, even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of such Fund.

The Tax-Free Income Fund, the Minnesota Tax-Free Income Fund, and the Florida
Tax-Free Income Fund, intend to take all actions required under the Code to ensure that each Fund may pay "exempt-interest dividends." Distributions of net interest income from tax-exempt obligations that are designated by the Funds as exempt-interest dividends are excludable from the

                                       38

                                     Part B
                                      A-39

gross income of the Funds' shareholders. The Funds' present policy is to designate exempt-interest dividends annually. The Funds will calculate exempt-interest dividends based on the average annual method and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of income that was tax-exempt during the period covered by the distribution. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax return. Distributions paid from other taxable interest income and from any net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or in additional shares.

For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance certain private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers. The Tax-Free Income Fund and Minnesota Tax-Free
Income Fund may each invest up to 20% of its net assets in securities that generate interest that is treated as an item of tax preference. The Florida
Tax-Free Income Fund may invest up to 10% of its net assets in securities that generate interest that is treated as an item of tax preference. In addition, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate AMT and the branch profits tax imposed on foreign corporations under Section 884 of the
Code.

Because liability for the AMT depends upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in the Tax-Free Income Fund,
Minnesota Tax-Free Income Fund, or the Florida Tax-Free Income Fund will be subject to the tax will depend upon each shareholder's individual situation. For shareholders with substantial tax preferences, the AMT could reduce the after-tax economic benefits of an investment in the Tax-Free Income Fund,
Minnesota Tax-Free Income Fund, or the Florida Tax-Free Income Fund. Each
shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

In addition, shareholders who are or may become recipients of Social Security benefits should be aware that exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

The Code imposes requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt securities. The Tax-Free Income Fund, the Minnesota Tax-Free Income Fund, and
the Florida Tax-Free Income Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Funds will avoid investment in tax-exempt securities which, in the opinion of the investment adviser, pose a material risk of the loss of tax exemption. Further, if a tax-exempt security in a Fund's portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

If the Funds invest in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Fund.
Generally, the original issue discount equals the difference between the "stated
redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If a Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the
Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time a Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated
redemption price at maturity. In each case, except with respect to tax-exempt securities, a Fund is required to accrue as ordinary interest income a portion of such original issue discount even though it receives no cash currently as interest payment on the obligation. Furthermore, if a Fund invests in U.S.
Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

                                       39

                                     Part B
                                      A-40

Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund investing in either zero coupon bonds or U.S. Treasury inflation protection securities may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or to liquidate securities.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional
Information. Shareholders should consult their own tax advisers regarding their particular tax circumstance.

MINNESOTA INCOME TAXATION - MINNESOTA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Minnesota taxable net income is based generally on federal taxable income. The portion of exempt-interest dividends paid by the Minnesota Tax-Free Income Fund that is derived from interest on Minnesota tax exempt obligations is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95% or more of the exempt-interest dividends paid by the Fund. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gain dividends, are included in the Minnesota taxable net income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the
U.S. government, its territories and possessions. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains.
Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax. Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.

Minnesota Statutes, Section 289A.50, subdivision 10, includes a statement of legislative intent that interest on obligations of Minnesota governmental units and Indian tribes be included in the net income of individuals, trusts and estates for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date upon which the obligations were issued. To the knowledge of the
Minnesota Tax-Free Income Fund, courts in only two states have addressed whether a state's exemption of interest on its own bonds or those of its political subdivisions, but not of interest on the bonds of other states or their political subdivisions, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. A court in Ohio decided in
1994 that the Ohio law was not unconstitutional, but the Kentucky Court of
Appeals held early in 2006 that the Kentucky law violated the Commerce Clause.
The Kentucky decision has been appealed to the Kentucky Supreme Court. The Fund cannot predict the likelihood that interest on the Minnesota bonds held by the
Fund would become taxable for Minnesota income tax purposes under Section
289A.50, subdivision 10.

FLORIDA TAXATION - FLORIDA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Florida does not currently impose an income tax on individuals. Thus individual shareholders of the Fund will not be subject to any Florida state income tax on distributions received from the Florida Fund. However, certain distributions will be taxable to corporate shareholders that are subject to Florida corporate income tax.

The Florida House and Senate recently approved legislation to repeal the annual
Florida intangible personal property tax. The law becomes effective January 1,
2007, if the Governor signs it into law, as he is expected to do. Prior to the repeal of the intangible tax, it was intended that the Florida Fund's shares would be exempt from the Florida intangible personal property tax, which was a tax on the fair market value of securities and other intangible assets owned by
Florida residents. The intangibles tax was imposed at the annual rate of 0.10%.

                                       40

                                     Part B
                                      A-41

CAPITALIZATION AND VOTING RIGHTS
--------------------------------------------------------------------------------
Each of the Funds or the corporate issuer of their shares (except Florida
Tax-Free Income Fund) is organized as a Minnesota corporation. Each of the Funds
(or its corporate issuer) has only one class of shares -- common shares. The
U.S. Government Securities Fund and Money Market Fund each has one series of common shares consisting of ten billion shares with a par value of one-tenth of one cent per share. The corporate issuer of Tax-Free Income Fund, and Minnesota
Tax-Free Income Fund (Sit Mutual Funds II, Inc.) is organized as a series fund with one trillion shares of common stock authorized and a par value of one tenth of one cent per share. Ten billion of these shares have been designated by the
Board of Directors for each series: Series A Common Shares, which represent shares of Tax-Free Income Fund; Series B Common Shares, which represent shares of Minnesota Tax-Free Income Fund. The Board of Directors of Sit Mutual Funds
II, Inc. is empowered to issue other series of common stock without shareholder approval.

The Florida Tax-Free Income Fund is a series of the Sit Mutual Funds Trust. The
Trust is an open-end management investment company established as a statutory trust under the laws of the state of Delaware. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of a singles series. The Trustees may, however, establish additional series without shareholder approval. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes.

The shares of each Fund are nonassessable, can be redeemed or transferred and have no preemptive or conversion rights. All shares have equal, noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share (and a fractional vote for each fractional share) then registered in his/her name on the books of each Fund. The shares of each Fund are of equal value and each share is entitled to a pro rata portion of the income dividends and any capital gain distributions.

The Funds (except Florida Tax-Free Income Fund) are not required under Minnesota law to hold annual or periodically scheduled meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. Likewise, the Florida Tax-Free Income Fund, under its Declaration of Trust, is not required to hold annual or periodically scheduled meetings of shareholders. Each of the Funds, however, intend to hold meetings of shareholders annually. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months,
Minnesota law allows a shareholder or shareholders holding three percent or more of the voting shares of the Funds to demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Funds. Ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Funds.
Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements included in the Funds' annual report to shareholders for the fiscal year ended March 31, 2006 are incorporated by reference in this
Statement of Additional Information.

OTHER INFORMATION
--------------------------------------------------------------------------------

CUSTODIAN; COUNSEL; ACCOUNTANTS
-------------------------------------------------------------------------------
PFPC Trust Company, 8800 Tinicum Boulevard, Third Floor, Philadelphia,
Pennsylvania 19153, acts as custodian of the Funds' assets and portfolio securities; Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500,
Minneapolis, Minnesota 55402, is the independent General Counsel for the Funds;
and KPMG LLP, 4200 Wells Fargo Center, Minneapolis, Minnesota 55402, acts as the
Funds' independent registered public accounting firm.

                                       41

                                     Part B
                                      A-42

LIMITATION OF DIRECTOR /TRUSTEE LIABILITY
--------------------------------------------------------------------------------

The Directors of the Funds other than Florida Tax-Free Income Fund are governed by Minnesota law. Under Minnesota law, each director of the Funds owes certain fiduciary duties to the Funds and to their shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty"
(to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the
Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

With respect to Trustees of the Florida Tax-Free Income Fund, the Declaration of
Trust of Sit Mutual Funds Trust, dated as of October 14, 2003 ("Declaration of
Trust") provides that the Trust, out of its assets, shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his or her duties as a Trustee of the Trust, other than those to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, grow negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides that the Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with
Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the
Trust would have the power to indemnify him or her against such liability under the provisions of the Declaration of Trust.

                                       42

                                     Part B
                                      A-43

                                   APPENDIX A
                        BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS
     MOODY'S INVESTORS SERVICE, INC.
     -------------------------------
         Rating   Definition
         ------   ----------
         Aaa      Judged to be the best quality, carry the smallest degree of investment risk .
         Aa       Judged to be of high quality by all standards.
         A        Possess many favorable investment attributes and are to be considered as higher medium grade obligations
         Baa      Medium grade obligations. Lack outstanding investment
                  characteristics.
         Ba       Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
         B        Generally lack characteristics of a desirable investment.
                  Assurance of interest and principal payments over any long period of time may be small.
         Moody's also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.
     STANDARD & POOR'S
     -----------------
         Rating   Definition
         ------   ----------
         AAA      Highest grade obligations and possess the ultimate degree of protection as to principal and interest.
         AA       Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.
         A        Regarded as upper medium grade, have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions, interest and
                  principal are regarded as safe.
         BBB      Considered investment grade with adequate capacity to pay
                  interest and repay principal.
         BB       Judged to be speculative with some inadequacy to meet timely interest and principal payments.
         B        Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely
                  impair capacity or willingness to pay interest and principal.
         Standard & Poor's applies indicators "+", no character, and "-" to the above rating categories AA through B. The indicators show relative standing within the major rating categories.
     FITCH RATINGS
     -------------
         Rating   Definition
         ------   ----------
         AAA      Highest credit quality with exceptional ability to pay
                  interest and repay principal.
         AA       Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not
                  quite as strong as AAA. A Investment grade with high credit quality. Ability to pay
                  interest and repay principal is strong.
         BBB      Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
         BB       Considered speculative. Ability to pay interest and repay
                  principal may be affected over time by adverse economic
                  changes.
         B        Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.
         + and - indicators indicate the relative position within the rating category, but are not used in AAA category.

                                       43

                                     Part B
                                      A-44

COMMERCIAL PAPER RATINGS
     MOODY'S
     -------
         Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.
     STANDARD & POOR'S
     -----------------
         The rating A-1 is the highest commercial paper rating assigned by
         Standard & Poor's Corporation. The modifier "+" indicates that the security is in the higher end of this rating category.
     FITCH RATINGS
     -------------
         F-1+     Exceptionally strong credit quality.
         F-1      Strong credit quality.

                                       44

                                     Part B
                                      A-45

                                   APPENDIX B
     MUNICIPAL BOND, MUNICIPAL NOTE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

MUNICIPAL BOND RATINGS
     STANDARD & POOR'S:
         Rating   Definition
         ------   ----------
         AAA      Highest rating; extremely strong security.
         AA       Very strong security; differs from AAA in only a small
                  degree.
         A        Strong capacity but more susceptible to adverse economic
                  effects than two above categories.
         BBB      Adequate capacity but adverse economic conditions more
                  likely to weaken capacity.
         BB       Judged to be speculative with some inadequacy to meet timely interest and principal payments.
         B        Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely
                  impair capacity or willingness to pay interest and principal.
         Standard & Poor's applies indicators "+", no character, and "-" to the above rating categories AA through B. The indicators show relative standing within the major rating categories.
     MOODY'S INVESTORS SERVICES, INC.:
         Rating   Definition
         ------   ----------
         Aaa      Best quality; carry the smallest degree of investment risk.
         Aa       High quality; margins of protection not quite as large as
                  the Aaa bonds.
         A        Upper medium grade; security adequate but could be
                  susceptible to impairment.
         Baa      Medium grade; neither highly protected nor poorly
                  secured--lack outstanding investment characteristics and
                  sensitive to changes in economic circumstances.
         Ba       Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
         B        Generally lack characteristics of a desirable investment.
                  Assurance of interest and principal payments over any long period of time may be small.
         Moody's also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.
     FITCH RATINGS:
         Rating    Definition
         ------    ----------
         AAA       Highest credit quality with exceptional ability to pay
                   interest and repay principal.
         AA        Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not
                   quite as strong as AAA.
         A         Investment grade with high credit quality. Ability to pay
                   interest and repay principal is strong.
         BBB       Investment grade and has satisfactory credit quality.
                   Adequate ability to pay interest and repay principal.
         BB        Considered speculative. Ability to pay interest and repay
                   principal may be affected over time by adverse economic
                   changes.
         B         Considered highly speculative. Currently meeting interest
                   and principal obligations, but probability of continued
                   payment reflects limited margin of safety.

         + and - indicators indicate the relative position within the rating category, but are not used in AAA category.
MUNICIPAL NOTE RATINGS
     STANDARD & POOR'S:
         Rating    Definition
         ------    ----------
         SP-1      Very strong or strong capacity to pay principal and interest.
                   Those issues determined to possess overwhelming safety
                   characteristics will be given a plus (+) designation.
         SP-2      Satisfactory capacity to pay principal and interest.
     MOODY'S INVESTORS SERVICE, INC.:
         Rating*   Definition
         ------    ----------
         MIG 1     Best quality.
         MIG 2     High quality.
         MIG 3     Favorable quality.
         MIG 4     Adequate quality.

                                       45

                                     Part B
                                      A-46

         * A short-term issue having a demand feature, i.e., payment relying on external liquidity and usually payable upon demand rather than fixed maturity dates, is differentiated by Moody's with the use of the symbols VMIG1 through VMIG4.

TAX-EXEMPT COMMERCIAL PAPER RATINGS
     STANDARD & POOR'S:
         Rating       Definition
         ------       ----------
         A-1+         Highest degree of safety.
         A-1          Very strong degree of safety.
     MOODY'S INVESTORS SERVICE, INC.:
         Rating       Definition
         ------       ----------
         Prime 1(P-1) Superior capacity for repayment.

                                       46

                                     Part B
                                      A-47

Exhibit B

BOND FUNDS ANNUAL REPORT

March 31, 2007

EXHIBIT B

Bond Funds
Annual Report
March 31, 2007

Sit Mutual Funds
Bond Funds
Annual Report

March 31, 2007

Money Market Fund

U.S. Government Securities Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Florida Tax-Free Income Fund

Part B

Sit Mutual Funds
BOND FUNDS ANNUAL REPORT
TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

Part B

Sit Mutual Funds
One Year Ended March 31, 2007

Chairman’s Letter

Dear fellow shareholders:

     The Federal Reserve increased short-term interest rates twice more during the second calendar quarter of 2006, bringing the federal funds rate to 5.25%. Treasury yields rose approximately 30 basis points to above 5.0% across the maturity spectrum, reflecting continued concerns over inflation and creating an almost flat yield curve. The Fed’s rate increase on June 29, 2006 was its 17th and latest move in the 425 basis points of tightening that began two years earlier. Weaker economic data in the third quarter of 2006 led intermediate and longer term yields to decline as investors believed that the current cycle of Fed tightening might be done. Treasury yields have been relatively stable since then, with the front end of the curve inverted as short term yields remain higher than longer term yields. The 3-month Treasury bill yield ended the 12-month period 0.40% higher at around 5.0% while the 5-year and 30-year Treasury yields declined -0.27% and -0.04% to 4.54% and 4.85%, respectively. The Fed has maintained a bias against inflationary risks since its May 2006 meeting.
     The final estimate of U.S. fourth quarter 2006 real GDP growth was +2.5%, and total real GDP growth measured on a year-over-year basis in the fourth quarter remained a healthy +3.1%. We expect real GDP growth rate to moderate to a +2.7% average rate for 2007. Real personal consumption expenditures (PCE), which represent two-thirds of GDP, are on pace to exceed +3.0% for the first calendar quarter of 2007 and could approach +4.0%. While this rate of spending growth represents a slowdown from the +4.2% rate posted in the fourth quarter, it is still quite solid and counters the recession prospects that an inverted yield curve environment might suggest. The strong employment data released on April 5th, which saw the unemployment rate dip slightly to 4.4%, was also supportive of sustained consumer spending. The domestic economy could also see strength from other sectors. The inventory sector, which is notoriously volatile and remained a major drag in the fourth quarter, could eventually rebound to provide a solid underpinning to growth. In addition, real business spend-

ing remains a positive factor and, despite some softening, grew at approximately twice the rate of the total economy on a year-over-year basis in the fourth quarter.
     The headline Consumer Price Index for All Urban Consumers (CPI) increased +0.4% in February, and core CPI, which excludes the volatile food and energy sectors, rose +0.2%. These monthly increases resulted in year-over-year figures of +2.4% and +2.7% for the headline and core CPIs, respectively. Over the next few months, the year-over-year CPI data are likely to decrease from February levels as a result of easy comparisons from the same period a year ago. However, in the second half of the year, the opposite effect will occur as even just moderate increases in the monthly inflation figures will boost the year-over-year measurements. Despite the intermediate volatility, we expect the average CPI figure for the year to fall in a range between +2.0% and +2.5%.
     Although the dollar has been weak recently, it has stayed within its trading range of the past two years. We expect the dollar to remain in this range as pressure from the budget and trade deficits is, at least partially, offset by the relative attractiveness of U.S. equity and fixed-income markets.
     The domestic fiscal environment has shown steady improvement and we continue to expect the deficit to be less than $200 billion for the current fiscal year. For the first five months of fiscal 2007 through February, the U.S. budget deficit stands at $162.2 billion, which is almost a $56 billion improvement over the $217.7 billion deficit for the comparable period last year. Receipt growth for the first half of fiscal year 2007 is estimated to have increased +8% versus the comparable period in fiscal 2006 due to higher tax payments, while outlays are estimated to have grown just +2%. Factoring in similarly positive Congressional Budget Office (CBO) estimates for March, estimates from CBO and the Office of Management and Budget (OMB) for the fiscal year 2007 budget deficit remain unchanged at $177 billion and $244 billion, respectively.

2

Part B

Strategy Summary
     We continue to expect that the U.S. economy will successfully transition to a more moderate growth environment, with real GDP growth averaging approximately +2.7% in 2007, as indications are that the key consumer spending sector remains intact. Elevated energy prices and a slowdown in the housing market are providing dual headwinds. Factors in the housing market, generally, and the subprime market, specifically, will continue to create pressures on consumer spending. However, we believe the bottoming phase in the housing market correction is underway and that the spillover effects from the difficulties in the subprime lending market will be manageable. While the price of crude oil rose in March, it remains well below the highs of last spring and summer and is close to flat with this period last year. Looking forward, inflation could provide a surprise on the upside later in the year as the easy comparisons from prior periods roll off. Nonetheless, we expect the CPI figure to average between +2.0% and +2.5% for the year.
     The yield curve steepened in March, reflecting increased investor anticipation of a cut in the federal funds rate later this year in response to weaker economic data. The slowing housing market and problems within the subprime mortgage market have added to the list of justifications for the Fed to reduce its hawkish stance on interest rates. The Fed dropped its tightening bias at its meeting on March 21st, 2007 while maintaining an inflationary risk assessment. We expect further steepening in the yield curve later in the year as shorter and intermediate term rates decline while longer term yields should be relatively stable. However, longer term yields could shift slightly higher if an inflation surprise materializes and the Fed decides to maintain short term rates around current levels. Taxable bond portfolio durations are being maintained modestly longer than related benchmarks, with an emphasis on attractively yielding securities that will outperform in a steepening yield curve environment.
     Municipal issuance volume remains high. New issuance volume in calendar 2007 is estimated to be around $375 billion, compared to $383 billion in 2006 and the record $408 billion in 2005. Approximately $80 billion of issuance is expected to come from voter-approved funding measures passed in November, of which $43 billion will come from California alone. Relative yield comparisons of short to intermediate duration municipals to similar duration Treasuries have cheapened as supply has kept shorter and intermediate municipal yields from declining. For example, the ratio of 10-year maturity municipal-to-Treasury yields increased from approximately 80% to 85% in March, returning to the higher end of its historical range in recent years. Longer term municipal bonds are fairly valued when compared to taxable bonds on a relative yield basis. We expect improving underwriting profitability for insurers to help demand for municipals remain robust, despite yields remaining near historic lows. Durations on our municipal portfolios are being extended closer to their benchmark levels in anticipation of the steepening yield curve environment we expect later in 2007. We remain focused on securities that offer attractive after-tax income, but are cautious as incremental yields provided by higher yielding sectors are historically narrow.
     Fixed-income investments are an important component of a well-diversified, long term portfolio. We believe the Sit Bond Funds, with their dual objectives of high income and stability of principal, offer attractive risk/reward profiles to complement equity holdings. We appreciate your continued interest in Sit Mutual Funds and look forward to assisting you in achieving your long-term investment goals.

With best wishes,

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

3

Part B

Sit Mutual Funds
One Year Ended March 31, 2007

Performance Summary - Bond Funds

     The Federal Reserve increased short term rates twice more on May 10th and June 29th, 2006, bringing the federal funds rate to 5.25%. The rate increase in June was the Fed’s 17th and latest move in the 425 basis points round of tightening that began two years earlier. The 3-month Treasury bill yield rose from 4.60% in March 2006 to 5.00% by June 2006 while Treasury bond yields rose approximately +0.30%, creating an almost flat yield curve. Since June, Treasury bill yields have been relatively stable while intermediate and longer term Treasury yields have fallen by approximately -0.60% and -0.35%, respectively, to create an inverted yield curve. Longer term bond yields ended the 12-month period little changed as 5-year and 30-year Treasury yields declined just -0.27% and -0.04%, respectively, to 4.54% and 4.85% on March 31, 2007. The Fed has maintained a bias against inflationary risks since its May 2006 meeting.
     Taxable bonds provided attractive returns for the 12-month period as short-term securities earned high current income and longer term securities benefited from price appreciation resulting from the decline in yields. The corporate sector outperformed due to its longer duration, despite recent widening in yield spreads as economic growth has moderated. The mortgage sector, with its yield advantage, also outperformed. The Treasury sector lagged due to its lower yields while the asset-backed sector lagged due to its shorter duration.
     Shorter term municipals were fairly stable during the 12-month period while intermediate and longer term yields fell. Demand for municipals has remained robust despite a continued heavy pace of new issuance. The Bond Buyer 40-Bond Index yield rose to almost 5.0% in June and then declined to 4.61% to end the fiscal year-0.19% lower. As of March 31, 2007, longer term municipals were fairly valued compared to Treasury bonds on a relative yield basis while valuations on shorter and intermediate municipals were at the cheaper end of their recent historical range. The higher yielding industrial revenue and health care sectors outperformed during the period, while shorter duration municipal sectors lagged.
     Fixed-income portfolios are being positioned to take advantage of the steepening yield curve environment we expect later in 2007, and we remain focused on securities that offer attractive incremental yield.

SIT FIXED-INCOME FUNDS	Three Month*	Six Month*
U.S. Government Securities SNGVX	1.67	2.96
Lehman Inter. Govt. Bond Index	1.53	2.43
Tax-Free Income SNTIX	0.81	1.81
Lehman 5-Year Municipal Bond Index	0.93	1.56
Minnesota Tax-Free Income SMTFX	0.84	1.98
Lehman 5-Year Municipal Bond Index	0.93	1.56
Florida Tax-Free Income SFLIX	0.82	1.64
Lehman 5-Year Municipal Bond Index	0.93	1.56

SIT MONEY MARKET FUND
Money Market Fund(1) SNIXX	1.20	2.43
3-Month Treasury Bill	1.28	2.56

*3- and 6-month returns not annualized.

	1997	1998
U.S. Government Securities SNGVX	8.19%	6.52%
Lehman Interm. Govt. Bond Index	7.72	8.49
Tax-Free Income SNTIX	9.87	6.29
Lehman 5-Year Municipal Bond Index	6.38	5.84
Minnesota Tax-Free Income SMTFX	8.19	6.14
Lehman 5-Year Municipal Bond Index	6.38	5.84
Florida Tax-Free Income SFLIX	—	—
Lehman 5-Year Municipal Bond Index	—	—

Money Market Fund(1) SNIXX	5.22	5.17
3-Month Treasury Bill	5.32	5.01

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual returns include reinvestment of all dividends and capital gains. For any returns less than one year, the returns are cumulative. Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by calling or visiting www.sitfunds.com. Please read the prospectus carefully before you invest or send money. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(1)	Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93
(2)	Based on the last 12 monthly distributions of net investment income and average NAV as of 3/31/07.
(3)	For individuals in the 25%, 28%, 33% and 35% federal tax brackets, the federal tax equivalent yields are 5.72%, 5.96%, 6.40% and 6.60%, respectively. (Income subject to state tax, if any.)
(4)

For Minnesota residents in the 25%, 28%, 33% and 35% federal tax brackets, the double exempt tax equivalent yields are 6.28%, 6.54%, 7.03% and 7.25%, respectively. (Assumes the maximum Minnesota tax bracket of 7.85%.)

(5)	For individuals in the 25%, 28%, 33% and 35% federal tax brackets, the tax equivalent yields are 5.40%, 5.63%, 6.04% and 6.23%, respectively. (Income subject to state tax, if any.)
(6)	The yield quotation more closely reflects the current earnings of the Money Market Fund than the total return quotation which refers to a specific past holding period.

4

Part B

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED MARCH 31, 2007

One Year	Three Year	Five Year	Ten Year	Since Inception	Inception Date
5.81	3.38	3.58	5.21	6.62	6/2/87
5.75	2.39	4.29	5.64	6.77
4.00	3.30	3.93	4.52	5.85	9/29/88
4.28	2.22	4.12	4.79	5.78
5.17	4.10	4.88	4.89	5.18	12/1/93
4.28	2.22	4.12	4.79	4.77
3.97	3.12	—	—	3.21	12/31/03
4.28	2.22	—	—	2.44

4.80	3.10	2.20	3.48	3.80	11/1/93
5.18	3.56	2.63	3.70	4.05

AS OF 3/31/2007

30-Day SEC Yield	Distribution Rate(2)
4.98%	4.61%

4.29 (3)	3.93

4.34 (4)	4.17

4.05 (5)	3.60

7-Day Yield(6)	7-Day Effective Yield(6)
4.97%	5.09%

TOTAL RETURN BY CALENDAR YEAR
1999	2000	2001	2002	2003	2004	2005	2006	YTD 2007
1.37%	9.15%	8.56%	5.79%	1.19%	3.35%	2.49%	4.13%	1.67%
0.49	10.47	8.42	9.64	2.29	2.33	1.68	3.84	1.53
-4.01	8.32	5.84	5.69	2.87	3.96	3.30	3.54	0.81
0.74	7.72	6.21	9.27	4.13	2.72	0.95	3.34	0.93
-3.82	8.09	5.85	7.06	4.42	3.68	4.44	4.92	0.84
0.74	7.72	6.21	9.27	4.13	2.72	0.95	3.34	0.93
—	—	—	—	—	2.58	3.22	3.82	0.82
—	—	—	—	—	2.72	0.95	3.34	0.93
4.79	6.03	3.67	1.25	0.65	0.88	2.77	4.59	1.20
4.88	6.16	3.50	1.67	1.03	1.41	3.26	5.00	1.28

5

Part B

Sit Mutual Funds

Average Annual Total Returns for Periods Ended December 31, 2006

The tables on the next page show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2006. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.

A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

6

Part B

Sit U.S. Government Securities Fund	1 Year	5 Years	10 Years
Return Before Taxes	4.1%	3.4%	5.0%
Return After Taxes on Distributions	2.5%	2.0%	3.1%
Return After Taxes on Distributions and Sale of Fund Shares	2.6%	2.1%	3.1%
Lehman Intermediate Government Bond Index	3.8%	3.9%	5.5%

Sit Tax-Free Income Fund	1 Year	5 Years	10 Years
Return Before Taxes	3.5%	3.9%	4.5%
Return After Taxes on Distributions	3.5%	3.9%	4.5%
Return After Taxes on Distributions and Sale of Fund Shares	3.6%	3.9%	4.5%
Lehman 5-Year Municipal Bond Index	3.3%	4.1%	4.7%

Sit Minnesota Tax-Free Income Fund	1 Year	5 Years	10 Years
Return Before Taxes	4.9%	4.9%	4.8%
Return After Taxes on Distributions	4.9%	4.9%	4.8%
Return After Taxes on Distributions and Sale of Fund Shares	4.8%	4.8%	4.8%
Lehman 5-Year Municipal Bond Index	3.3%	4.1%	4.7%

Sit Florida Tax-Free Income Fund	1 Year	5 Years	Since Inception*
Return Before Taxes	3.8%	n/a	3.2%
Return After Taxes on Distributions	3.8%	n/a	3.2%
Return After Taxes on Distributions and Sale of Fund Shares	3.8%	n/a	3.2%
Lehman 5-Year Municipal Bond Index	3.3%	n/a	2.3%
        *Inception date 12/31/03

7

Part B

Sit Money Market Fund
One Year Ended March 31, 2007

Michael C. Brilley, Senior Portfolio Manager Mark H. Book, CFA, Portfolio Manager

     The Sit Money Market Fund returned +4.80% net of fees for the twelve months ended March 31, 2007 compared to +5.18% for the 3-month U.S. Treasury bill. As of March 31, the Fund’s 7-day compound yield was 4.97% and its average maturity was 25 days.
     The Fed raised the federal funds rate target to 5.25% in June 2006, which was its latest increase in the tightening cycle that began two years earlier in June 2004. Short-term yields rose during the 12-month period while yields on intermediate and longer maturities declined. Yields on intermediate maturities fell the most, creating an inverted yield curve at the front end of the maturity spectrum and an upward sloping curve at the long end. Because investors in longer maturity Treasuries believe the Fed will be successful in its efforts to contain inflation, they have been willing to buy intermediate and long maturity Treasuries at lower yields. The steepening in the yield curve reflects investor anticipation of a cut in the federal funds rate later in 2007, in response to recent weaker economic data and the Federal Reserve’s decision to drop its tightening bias at its most recent FOMC meeting on March 21, 2007. While market levels currently suggest that the Fed will begin reducing rates in the third quarter of 2007, we believe that easing may not occur that soon, as the Fed is still focused on containing inflation. It is unclear when the Fed will begin easing monetary policy but action will continue to be largely dependent on various metrics including the rate of inflation and economic growth.
     The Fund has maintained its average maturity near the short end of its customary 20 to 40 day range as the 3-month Treasury bill yield increased 43 basis points over the past twelve months. The Fund has begun to extend its average maturity as the current cycle of Fed tightening may be complete. Corporate credit quality remains strong in general, but some sectors have slowed along with the economy. The Fund has no direct exposure to sub-prime mortgages, which has become a concern in the Corporate market. We continue to focus on issuers with top-tier credit quality.

INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.
     An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO SUMMARY

Net Asset Value 3/31/07:	$1.00 Per Share
3/31/06:	$1.00 Per Share

Total Net Assets:	$52.5 Million

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

8

Part B

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Money Market Fund	3-Month U.S. Treasury Bill	Lipper Money Market

3 Month**	1.20%	1.28%	1.17%
6 Month**	2.43	2.56	N/A
1 Year	4.80	5.18	4.72
5 Years	2.20	2.63	2.13
10 Years	3.48	3.70	3.44
Inception	3.80	4.05	3.75
(11/1/93)

CUMULATIVE TOTAL RETURNS*

	Sit Money Market Fund	3-Month U.S. Treasury Bill	Lipper Money Market

1 Year	4.80%	5.18%	4.72%
5 Year	11.49	13.83	11.10
10 Year	40.83	43.83	40.24
Inception	64.96	70.45	63.91
(11/1/93)

*As of 3/31/07	**Not annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Money Market funds are neither insured nor guaranteed by the U.S. Government. There is no assurance that a fund will maintain a $1 share value. Yield fluctuates. Past performance is not a guarantee of future results. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the 3-Month U.S. Treasury Bill. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

GROWTH OF $10,000

The sum of $10,000 invested at inception (11/1/93) and held until 3/31/07 would have grown to $16,496 in the Fund or $17,045 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.

SIT MONEY MARKET MATURITY RANGES

9

Part B

Sit Money Market Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

Commercial Paper (92.7%) (2)

Asset-Backed (12.9%)
	Daimler-Chrysler Auto Conduit:
700,000	5.25%, 6/1/07	693,695
1,500,000	5.25%, 6/1/07	1,486,438
1,000,000	FCAR Owner Trust Series I,
	5.25%, 4/24/07	996,500
1,300,000	FCAR Owner Trust Series II,
	5.27%, 4/5/07	1,299,048
2,300,000	New Center Asset Trust,
	5.23%, 4/27/07	2,290,978

		6,766,659

Captive Equipment Finance (6.4%)
1,200,000	Caterpillar Financial Services,
	5.24%, 4/2/07	1,199,651
	Pitney Bowes Inc.:
1,175,000	5.22%, 4/2/07	1,174,659
1,000,000	5.25%, 4/17/07	997,521

		3,371,831

Consumer Durables (4.8%)
2,500,000	American Honda Finance,
	5.23%, 4/16/07	2,494,189

Consumer Loan Finance (8.7%)
	American Express Credit Corp.:
1,000,000	5.24%, 4/3/07	999,563
1,300,000	5.22%, 4/4/07	1,299,246
2,300,000	American General Financial Corp.,
	5.23%, 4/23/07	2,292,315

		4,591,124

Consumer Non-Durables (8.5%)
2,300,000	Coca Cola Company,
	5.20%, 4/10/07	2,296,678
	Coca Cola Enterprises:
1,200,000	5.26%, 4/13/07(5)	1,197,721
1,000,000	5.26%, 5/9/07(5)	994,302

		4,488,701

Diversified Finance (8.3%)
	GE Capital Corp.:
1,300,000	5.23%, 4/9/07	1,298,300
900,000	5.23%, 6/8/07	890,978
2,200,000	GE Capital Services,
	5.23%, 5/29/07	2,181,143

		4,370,421

Electronic Technology (4.2%)
	IBM Corp.:
1,300,000	5.20%, 4/17/07	1,296,808
900,000	5.22%, 5/8/07	895,041

		2,191,849

Quantity ($)	Name of Issuer	Market Value ($)(1)

Energy (6.6%)
1,470,000	BP Capital Markets,
	5.40%, 4/2/07	1,469,559
2,000,000	Chevron Funding Corp.,
	5.23%, 5/4/07	1,990,121

		3,459,680

Financial Services (12.5%)
2,300,000	Citigroup Funding, Inc.,
	5.24%, 4/20/07	2,293,304
2,300,000	Deutsche Bank Financial,
	5.26%, 4/12/07	2,295,967
	UBS Finance Corp.:
1,400,000	5.25%, 4/19/07	1,396,121
600,000	5.23%, 4/19/07	598,337

		6,583,729

Insurance (9.5%)
2,200,000	AIG Funding, Inc.,
	5.24%, 4/18/07	2,194,236
2,800,000	American Family Financial,
	5.21%, 6/15/07	2,769,203

		4,963,439

Producer Manufacturing (6.1%)
1,000,000	Caterpillar, Inc,
	5.30%, 4/9/07	998,675
	Siemens Capital:
1,282,000	5.24%, 4/9/07	1,280,321
900,000	5.25%, 4/11/07	898,556

		3,177,552

Retail Trade (4.2%)
	Wal-Mart Stores Inc.:
775,000	5.20%, 4/24/07(5)	772,313
562,000	5.20%, 4/24/07(5)	560,052
900,000	5.21%, 5/8/07(5)	895,051

		2,227,416

Total Commercial Paper		48,686,590

(cost: $48,686,590)

U.S. Government Securities (7.7%) (2)
2,000,000	FHLB Discount Note, 5.16%, 4/25/07	1,992,833
1,706,000	FHLMC Discount Note, 5.15%, 4/3/07	1,705,268
350,000	FHLMC Discount Note, 5.15%, 4/5/07	349,750

		4,047,851

(cost: $4,047,851)

Total investments in securities
(cost: $52,734,441) (6)		$52,734,441

10	See accompanying notes to portfolios of investments on page 62.

Part B

This page has been left blank intentionally.

11

Part B

Sit U.S. Government Securities Fund
One Year Ended March 31, 2007

Senior Portfolio Managers, Michael C. Brilley and Bryce A. Doty, CFA Portfolio Manager, Mark H. Book, CFA

     The Sit U.S. Government Securities Fund returned +5.81% during the fiscal year ending March 31, 2007, compared to the return of the Lehman Intermediate Government Bond Index of +5.75%. The Fund’s 30-day SEC yield was 4.98% and its 12-month distribution rate was 4.61%.
     The return for the Fund was most positively influenced by its holdings in collateralized mortgage obligations, which exceeded the returns of the Lehman Intermediate Government Bond Index due to their income advantage. The Fund’s weighting in U.S. Treasury obligations detracted from performance, as these securities did not experience price appreciation in line with the bond market as a whole.
     The last twelve months experienced two raises by the Federal Reserve in its target short-term lending rate to a level of 5.25%, each occurring in the first two meetings of the fiscal year, May 10th and June 29th. Mid-year 2006, the Federal Reserve ended its consistent tightening pace as inflation came to a more measured level. The Federal Reserve is still mindful of inflation risk, while monitoring the potential for an economic slowdown. We believe a decrease in the Federal Reserve’s short term borrowing rate sometime in the second half of the year is likely, as concern of slower economic growth builds. However, we believe that fears of higher inflation will potentially result in higher yields and price depreciation for longer maturity fixed income securities. As such, we expect the price stability of the Fund’s high coupon mortgage securities, coupled with their high level of income, to drive the Fund’s return, which has consistently been the case since the Fund’s inception.

INVESTMENT OBJECTIVE AND STRATEGY
           The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

PORTFOLIO SUMMARY

Net Asset Value 3/31/07:	$10.56 Per Share
3/31/06:	$10.45 Per Share
Total Net Assets:	$198.4 Million
30-day SEC Yield:	4.98%
12-Month Distribution Rate:	4.61%
Average Maturity:	21.8 Years
Effective Duration:	3.0 Years(1)

(1) See next page

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

Portfolio Structure by Sector

12

Part B

AVERAGE ANNUAL TOTAL RETURNS*

	Sit U.S. Gov’t Securities Fund	Lehman Inter. Gov’t Bond Index	Lipper U.S. Gov’t Fund Index
3 Month**	1.67%	1.53%	1.38%
6 Month**	2.96	2.43	n/a
1 Year	5.81	5.75	5.66
5 Years	3.58	4.29	4.47
10 Years	5.21	5.64	5.52
Inception	6.62	6.77	6.36
(6/2/87)

CUMULATIVE TOTAL RETURNS*

	Sit U.S. Gov’t Securities Fund	Lehman Inter. Gov’t Bond Index	Lipper U.S. Gov’t Fund Index
1 Year	5.81%	5.75%	5.66%
5 Year	19.24	23.36	24.42
10 Year	66.24	73.09	71.14
Inception	256.56	266.64	239.85
(6/2/87)

*As of 3/31/07.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Lehman Intermediate Government Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio.

GROWTH OF $10,000

The sum of $10,000 invested at inception (6/2/87) and held until 3/31/07 would have grown to $35,656 in the Fund or $36,664 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.

ESTIMATED AVERAGE LIFE PROFILE

13

Part B

Sit U.S. Government Securities Fund March 31, 2007

Portfolio of Investments

Mortgage Pass-Through Securities (54.8%) (2)
Federal Home Loan Mortgage Corporation (13.3%):

Par ($)	Coupon	Maturity	Market Value ($)(1)

49,067	5.50%	8/1/17	49,714
215,209	6.38%	12/1/26	218,903
76,705	6.38%	8/1/27	78,852
120,448	6.38%	12/1/27	123,819
716,104	6.50%	8/1/29	730,284
86,532	7.00%	6/1/19	90,030
1,291,476	7.00%	10/1/31	1,327,959
302,211	7.38%	12/17/24	312,999
31,993	7.50%	2/1/17	33,636
152,221	7.50%	1/1/23	159,324
153,518	7.50%	8/1/23	160,453
528,320	7.50%	1/1/27	553,381
807,403	7.50%	7/1/29	836,260
62,881	7.50%	1/1/30	65,775
108,899	7.50%	9/1/30	114,200
1,004,654	7.50%	1/1/31	1,043,542
1,261,305	7.50%	10/1/31	1,326,131
2,310,626	7.50%	4/1/32	2,393,207
1,557,914	7.50%	7/1/32	1,628,589
613,789	7.50%	6/1/35	643,410
68,541	7.95%	10/1/25	71,780
73,019	7.95%	10/1/25	77,003
51,753	7.95%	11/1/25	54,577
22,149	8.00%	5/1/17	23,011
69,905	8.00%	1/1/21	73,014
430,893	8.00%	12/1/23	449,417
267,411	8.00%	9/15/24	281,860
41,650	8.00%	12/1/26	44,095
143,956	8.00%	6/1/30	152,176
9,595	8.25%	12/1/08	9,629
48,339	8.25%	12/1/17	51,147
5,092	8.50%	1/1/17	5,419
25,388	8.50%	2/1/17	26,950
27,710	8.50%	3/1/17	29,486
75,882	8.50%	4/1/17	80,315
77,077	8.50%	5/1/17	82,018
25,689	8.50%	5/1/17	27,336
72,045	8.50%	10/1/19	77,108
39,172	8.50%	7/1/21	41,924
410,489	8.50%	12/1/29	440,070
485,271	8.50%	2/1/31	520,241
22,526	8.75%	1/1/17	23,535
6,762	9.00%	5/1/09	6,859
3,781	9.00%	6/1/09	4,076
11,059	9.00%	7/1/09	11,217
12,541	9.00%	7/1/09	12,784

Par ($)	Coupon	Maturity	Market Value ($)(1)

1,093	9.00%	8/1/09	1,114
24,161	9.00%	12/1/09	24,507
4,475	9.00%	9/1/10	4,501
12,437	9.00%	10/1/13	13,201
146,480	9.00%	11/1/15	158,920
8,779	9.00%	5/1/16	9,391
177,031	9.00%	5/1/16	192,065
90,842	9.00%	7/1/16	97,173
50,545	9.00%	10/1/16	53,566
14,277	9.00%	1/1/17	15,238
3,161	9.00%	1/1/17	3,381
31,854	9.00%	2/1/17	32,697
89,269	9.00%	2/1/17	95,490
31,391	9.00%	4/1/17	32,064
647,509	9.00%	4/1/17	691,334
25,536	9.00%	6/1/17	27,270
33,159	9.00%	6/1/17	35,556
85,947	9.00%	10/1/17	92,158
45,704	9.00%	6/1/18	48,512
184,199	9.00%	6/1/19	196,666
131,796	9.00%	6/1/19	140,716
90,499	9.00%	10/1/19	97,401
277,159	9.00%	10/1/19	297,189
234,221	9.00%	6/1/21	243,608
20,522	9.00%	7/1/21	22,171
28,941	9.00%	10/1/21	30,176
233,394	9.00%	11/1/25	252,786
3,002,334	9.00%	5/1/31	3,243,641
2,775	9.25%	7/1/08	2,836
8,153	9.25%	8/1/08	8,334
2,578	9.25%	8/1/09	2,621
18,063	9.25%	7/1/10	18,482
13,022	9.25%	3/1/11	13,107
23,279	9.25%	6/1/16	25,080
18,934	9.25%	3/1/17	20,399
235,923	9.25%	2/1/18	247,901
6,481	9.25%	1/1/19	6,523
82,123	9.25%	3/1/19	86,884
96,538	9.25%	3/1/19	99,909
12,414	9.50%	10/1/08	12,708
29,842	9.50%	2/1/10	30,501
10,198	9.50%	5/1/10	10,609
7,188	9.50%	6/1/10	7,346
5,229	9.50%	1/1/11	5,514
11,769	9.50%	6/1/16	12,748
5,442	9.50%	7/1/16	5,895
31,179	9.50%	10/1/16	33,775
5,962	9.50%	6/1/17	6,479
46,171	9.50%	4/1/18	50,309

14

Part B

Par ($)	Coupon	Maturity	Market Value ($)(1)

6,062	9.50%	10/1/18	6,588
256,507	9.50%	6/17/19	276,905
1,116,650	9.50%	12/17/21	1,210,629
15,451	9.75%	12/1/08	15,797
4,048	9.75%	12/1/08	4,139
18,176	9.75%	11/1/09	18,583
9,034	9.75%	6/1/11	9,236
159,879	9.75%	12/1/16	170,395
40,524	9.75%	6/1/17	44,417
145,456	9.75%	12/1/17	158,491
30,341	10.00%	11/1/10	31,068
34,117	10.00%	11/1/11	37,826
169,314	10.00%	9/1/20	187,390
1,065,875	10.00%	3/15/25	1,173,907
12,396	10.25%	6/1/10	13,006
32,188	10.25%	2/1/17	33,773
43,791	10.29%	9/1/16	46,675
54,015	10.50%	10/1/13	58,916
73,804	10.50%	5/1/14	77,625
25,688	10.50%	9/1/15	28,338
17,437	10.50%	1/1/19	19,495
298,524	10.50%	6/1/19	330,363
6,434	11.00%	12/1/11	7,025
22,675	11.00%	6/1/15	24,799
12,689	11.00%	2/1/16	13,887
12,127	11.00%	5/1/19	13,076
14,549	11.00%	7/1/19	16,078
731,189	11.00%	8/15/20	805,156
6,464	11.25%	10/1/09	6,849
17,122	11.25%	8/1/11	18,898
19,123	13.00%	5/1/17	21,665

			26,308,962

Federal National Mortgage Association (28.5%):

Par ($)	Coupon	Maturity	Market Value ($)(1)

197,759	3.66%	8/1/33	194,162
282,401	3.70%	8/1/33	277,867
76,769	5.76%	3/1/33	77,033
26,518	6.49%	3/1/19	26,730
88,018	6.49%	2/1/32	90,472
72,321	6.49%	4/1/32	74,337
55,757	6.91%	11/1/26	58,255
186,614	6.91%	8/1/27	194,977
322,624	6.95%	8/1/21	332,126
14,190	7.00%	2/1/17	14,794
24,115	7.00%	4/1/27	25,318
553,460	7.00%	1/1/29	570,883
27,161	7.00%	10/1/29	28,308
1,882,962	7.00%	11/1/29	1,962,496
274,094	7.00%	5/1/31	285,650

Par ($)	Coupon	Maturity	Market Value ($)(1)

49,003	7.00%	9/1/31	51,114
383,182	7.00%	2/1/32	395,245
353,836	7.00%	6/1/32	371,284
45,141	7.00%	7/1/32	47,041
624,615	7.00%	9/1/32	650,897
489,642	7.00%	4/1/34	505,056
1,313,829	7.45%	6/1/16	1,417,833
345,269	7.50%	11/1/12	348,470
781,563	7.50%	6/1/22	818,055
873,600	7.50%	8/1/22	918,794
38,145	7.50%	7/1/23	39,948
17,987	7.50%	7/1/23	18,852
1,022,524	7.50%	5/1/24	1,059,824
48,046	7.50%	9/1/27	50,860
740,224	7.50%	5/1/29	767,227
63,017	7.50%	11/1/29	66,092
804,487	7.50%	1/1/31	843,289
180,378	7.50%	6/1/31	185,905
232,616	7.50%	3/1/32	242,827
78,198	7.50%	8/1/32	80,647
138,011	7.50%	9/1/32	142,315
328,215	7.50%	12/1/34	340,188
1,550,573	7.50%	7/1/36	1,607,163
920,171	7.50%	8/1/36	953,754
1,856,164	7.50%	12/1/36	1,923,908
644,288	7.95%	9/15/20	679,623
18,660	8.00%	8/1/09	18,955
219,589	8.00%	4/1/16	231,085
523,425	8.00%	7/1/21	555,309
150,908	8.00%	1/1/22	159,092
97,475	8.00%	5/1/23	102,574
75,085	8.00%	9/1/23	79,214
841,909	8.00%	7/1/24	891,251
378,630	8.00%	9/1/27	401,338
596,387	8.00%	5/1/29	628,579
363,919	8.00%	2/1/31	383,563
423,386	8.00%	12/1/31	446,240
744,380	8.00%	9/1/32	788,544
971,086	8.00%	5/1/36	1,023,457
669,513	8.00%	6/1/36	705,646
313,445	8.00%	7/1/36	330,349
49,183	8.25%	4/1/22	51,454
578,945	8.33%	7/15/20	628,782
287,046	8.38%	7/20/28	307,998
2,643,911	8.45%	5/31/35	2,847,894
38,545	8.50%	11/1/10	39,518
201,373	8.50%	9/1/13	203,662
489,698	8.50%	2/1/16	523,016
64,832	8.50%	6/1/17	65,679

See accompanying notes to portfolios of investments on page 62.	15

Part B

Sit U.S. Government Securities Fund March 31, 2007

Portfolio of Investments

Par ($)	Coupon	Maturity	Market Value ($)(1)

20,757	8.50%	9/1/17	21,758
95,837	8.50%	8/1/18	102,201
27,287	8.50%	7/1/22	29,355
18,067	8.50%	5/1/24	19,449
150,574	8.50%	7/1/26	160,602
797,577	8.50%	11/1/26	857,229
400,082	8.50%	11/1/28	430,319
821,054	8.50%	12/1/28	882,462
271,344	8.50%	1/1/30	290,765
64,142	8.50%	11/1/30	68,700
13,727	8.50%	1/1/31	14,702
295,184	8.52%	9/15/30	315,635
602,718	8.71%	7/20/30	647,989
112,910	8.87%	12/15/25	125,305
51,012	9.00%	1/1/09	52,095
11,092	9.00%	5/1/09	11,306
22,300	9.00%	5/1/09	22,505
18,739	9.00%	5/1/09	19,101
39,300	9.00%	3/1/11	40,611
26,244	9.00%	9/1/17	28,192
39,176	9.00%	2/1/18	42,084
17,355	9.00%	10/1/19	18,516
48,062	9.00%	12/15/19	51,218
208,368	9.00%	6/15/25	228,100
29,414	9.00%	7/1/31	31,987
6,921,551	9.00%	3/1/32	7,501,400
25,770	9.25%	10/1/09	26,371
14,517	9.25%	7/1/10	14,980
52,033	9.25%	10/1/16	56,267
59,256	9.25%	12/1/16	64,078
125,268	9.25%	2/1/17	134,937
217,025	9.34%	8/20/27	242,433
35,390	9.50%	12/1/09	36,654
21,988	9.50%	11/1/18	24,086
46,819	9.50%	5/1/19	51,425
52,567	9.50%	10/1/19	56,930
768,629	9.50%	3/1/20	860,865
845,844	9.50%	7/1/20	927,179
100,848	9.50%	9/1/20	110,062
144,673	9.50%	10/15/20	156,251
25,385	9.50%	12/15/20	27,408
101,731	9.50%	12/15/20	110,317
40,938	9.50%	3/1/21	44,701
35,326	9.50%	4/15/21	38,476
193,639	9.50%	5/1/27	214,012
884,114	9.50%	4/1/30	967,075
4,057,404	9.50%	8/1/31	4,455,927
1,171,970	9.55%	8/20/25	1,295,110
114,462	9.75%	1/15/13	123,876

Par ($)	Coupon	Maturity	Market Value ($)(1)

113,392	9.75%	1/1/21	124,911
202,885	9.75%	10/1/21	225,184
240,150	9.75%	4/1/25	266,544
32,732	10.00%	5/1/11	34,252
94,142	10.00%	7/1/13	101,211
507,930	10.00%	2/1/15	553,177
711,803	10.00%	3/1/15	788,330
66,241	10.00%	11/1/16	72,393
41,947	10.00%	9/1/19	46,283
15,970	10.00%	11/1/20	17,777
35,201	10.00%	1/1/21	39,301
85,525	10.00%	1/1/24	94,544
429,518	10.00%	2/1/28	477,707
293,216	10.18%	7/1/20	321,689
212,650	10.25%	8/15/13	230,583
26,331	10.50%	5/1/15	28,281
181,917	10.50%	1/1/16	202,592
58,964	10.50%	12/1/17	65,456
97,309	10.50%	4/1/22	106,041
11,301	10.75%	11/1/10	11,678
3,877	11.00%	4/1/14	4,264
20,766	11.00%	8/1/15	22,050
19,062	11.00%	4/1/17	20,487
306,132	11.27%	8/15/20	343,000
187,256	11.75%	10/20/22	211,210

			56,614,769

Government National Mortgage Association (13.0%) (3):

Par ($)	Coupon	Maturity	Market Value ($)(1)

411,929	5.50%	9/15/25	412,487
133,964	5.76%	3/20/33	134,642
82,234	5.76%	3/20/33	82,650
110,080	5.76%	3/20/33	110,637
351,547	5.76%	5/20/33	353,325
115,179	5.76%	5/20/33	115,762
93,405	5.76%	6/20/33	93,877
107,491	5.76%	6/20/33	108,035
69,502	6.00%	9/15/18	70,310
82,393	6.05%	3/20/33	83,263
239,101	6.25%	5/15/13	243,041
343,187	6.25%	12/15/23	352,172
231,606	6.25%	1/15/24	237,676
218,040	6.38%	12/15/27	223,645
297,444	6.38%	4/15/28	305,122
248,907	6.49%	11/20/31	255,619
48,567	6.49%	12/20/31	49,876
257,399	6.49%	4/20/32	264,103
74,406	6.49%	6/20/32	76,343
55,047	6.49%	6/20/32	56,480
88,040	6.49%	12/20/32	90,332

16

Part B

Par ($)	Coupon	Maturity	Market Value ($)(1)

39,347	6.57%	9/20/32	40,508
65,957	6.57%	1/20/33	67,915
83,858	6.57%	3/20/33	86,347
77,858	6.75%	9/15/15	80,561
342,657	6.75%	8/15/28	355,972
192,538	6.75%	6/15/29	200,003
132,520	6.75%	6/15/29	137,658
527,295	6.91%	7/20/26	548,637
32,899	7.00%	9/20/16	33,973
493,822	7.00%	2/15/28	513,245
851,976	7.00%	7/15/29	891,320
953,684	7.00%	10/15/32	997,558
765,486	7.00%	11/15/32	800,658
16,964	7.05%	2/15/23	17,504
133,469	7.05%	9/20/26	137,352
80,648	7.05%	11/20/26	82,995
68,048	7.05%	1/20/27	70,022
144,318	7.05%	4/20/27	148,504
91,966	7.15%	12/20/26	94,885
76,082	7.15%	3/20/27	78,490
245,992	7.15%	4/20/27	253,778
17,873	7.25%	8/15/10	18,210
130,330	7.25%	5/15/29	135,252
64,113	7.27%	7/20/22	66,212
61,183	7.38%	1/15/29	63,690
451,959	7.38%	3/15/31	464,047
74,054	7.50%	5/15/16	77,427
293,359	7.50%	6/15/36	305,497
69,383	7.55%	7/20/22	72,579
83,749	7.55%	10/20/22	87,606
94,718	7.63%	10/15/29	99,611
88,535	7.65%	10/20/21	92,779
87,214	7.65%	7/20/22	91,456
180,911	7.75%	6/15/20	190,784
188,268	7.75%	7/15/20	198,543
141,766	7.75%	8/15/20	149,503
180,364	7.75%	8/15/20	190,208
83,199	7.75%	11/15/20	87,740
495,749	7.75%	10/15/22	527,824
44,163	7.90%	1/20/21	46,557
32,302	7.90%	1/20/21	34,053
29,481	7.90%	4/20/21	31,079
96,903	7.95%	2/15/20	102,679
42,471	7.95%	5/20/25	44,827
120,747	7.95%	7/20/25	127,447
48,590	7.95%	8/20/25	51,286
165,992	7.95%	9/20/25	175,202
27,243	7.95%	10/20/25	28,755
37,639	7.95%	10/20/25	39,727

Par ($)	Coupon	Maturity	Market Value ($)(1)

31,980	7.95%	10/20/25	33,755
72,579	7.95%	1/20/26	76,649
82,324	7.95%	1/20/26	86,941
120,000	7.95%	4/20/26	126,729
23,148	7.95%	6/20/26	24,446
32,215	7.95%	9/20/26	34,022
39,079	7.95%	9/20/26	41,271
26,824	7.95%	11/20/26	28,328
35,452	7.95%	12/20/26	37,440
46,342	7.95%	3/20/27	48,938
49,593	7.99%	2/20/21	52,392
60,056	7.99%	4/20/21	63,446
133,838	7.99%	7/20/21	141,392
102,218	7.99%	9/20/21	107,988
102,253	7.99%	10/20/21	108,025
231,009	7.99%	1/20/22	244,280
359,958	7.99%	6/20/22	380,636
24,899	8.00%	10/15/12	26,156
432,160	8.00%	10/15/14	457,357
60,607	8.00%	5/15/16	64,425
223,533	8.00%	6/15/16	237,616
63,342	8.00%	9/15/16	67,333
81,701	8.00%	11/20/16	85,746
42,216	8.00%	7/20/23	44,553
25,717	8.00%	12/20/23	27,141
3,631	8.00%	2/20/24	3,835
119,831	8.00%	2/20/26	126,712
22,772	8.00%	12/20/26	24,079
56,988	8.00%	9/15/29	60,527
18,364	8.00%	1/20/32	19,422
260,218	8.10%	5/20/19	275,749
34,054	8.10%	6/20/19	36,087
121,365	8.10%	7/20/19	128,609
162,913	8.10%	9/20/19	172,637
80,809	8.10%	9/20/19	85,632
81,899	8.10%	10/20/19	86,787
73,363	8.10%	1/20/20	77,847
90,963	8.10%	7/20/20	96,523
103,222	8.25%	12/15/11	108,529
20,010	8.25%	1/15/12	21,158
54,056	8.25%	8/15/15	57,572
383,366	8.25%	4/15/19	409,181
131,803	8.25%	2/15/20	140,885
19,567	8.25%	4/15/27	20,899
39,387	8.25%	6/15/27	42,067
42,231	8.38%	10/15/19	45,198
106,535	8.40%	2/15/19	114,099
31,445	8.40%	4/15/19	33,677
116,429	8.40%	6/15/19	124,696

See accompanying notes to portfolios of investments on page 62.	17

Part B

Sit U.S. Government Securities Fund
March 31, 2007

Portfolio of Investments

Par ($)	Coupon	Maturity	Market Value ($)(1)

40,199	8.40%	9/15/19	43,054
55,384	8.40%	9/15/19	59,317
55,257	8.40%	2/15/20	59,275
27,341	8.50%	12/15/11	28,850
98,052	8.50%	1/15/12	104,101
12,317	8.50%	4/15/15	13,182
59,817	8.50%	4/15/15	64,020
176,447	8.50%	9/15/16	189,399
84,645	8.50%	1/15/17	91,445
105,749	8.50%	12/15/21	113,879
82,685	8.50%	12/15/21	88,932
12,752	8.50%	7/20/22	13,699
82,373	8.50%	10/20/22	88,495
43,253	8.50%	9/20/24	46,572
77,941	8.50%	3/20/25	83,948
221,365	8.50%	12/20/26	236,958
26,408	8.50%	8/15/30	28,376
54,752	8.60%	5/15/18	58,276
49,256	8.60%	6/15/18	52,426
56,597	8.63%	10/15/18	60,185
24,720	8.75%	11/15/09	25,880
30,980	8.75%	6/15/11	32,907
150,662	8.75%	11/15/11	160,033
28,446	8.75%	12/15/11	30,216
95,558	8.75%	10/15/30	103,151
3,784	9.00%	10/15/07	3,879
8,399	9.00%	9/15/08	8,552
3,336	9.00%	9/15/08	3,396
5,937	9.00%	11/15/08	6,045
11,341	9.00%	12/15/08	11,548
1,528	9.00%	2/15/09	1,575
6,852	9.00%	4/15/09	7,128
1,048	9.00%	5/15/09	1,080
9,889	9.00%	8/15/09	10,287
10,513	9.00%	9/15/09	10,936
4,450	9.00%	10/15/09	4,585
18,431	9.00%	11/15/09	19,341
2,929	9.00%	12/15/09	3,047
42,924	9.00%	7/15/10	44,656
77,463	9.00%	5/15/11	82,573
33,966	9.00%	5/15/11	36,207
55,172	9.00%	6/15/11	58,812
57,295	9.00%	7/15/11	61,074
72,787	9.00%	8/15/11	77,588
20,717	9.00%	8/15/11	22,043
79,528	9.00%	9/15/11	84,775
74,260	9.00%	9/15/11	79,159
45,507	9.00%	9/15/11	48,509
44,350	9.00%	10/15/11	47,276

Par ($)	Coupon	Maturity	Market Value ($)(1)

12,665	9.00%	1/15/12	13,585
43,044	9.00%	5/20/15	45,788
112,938	9.00%	7/15/15	120,590
33,273	9.00%	8/15/15	35,528
91,439	9.00%	12/20/15	97,269
14,409	9.00%	5/20/16	15,378
393,076	9.00%	12/15/16	421,078
107,350	9.00%	1/15/17	117,098
9,985	9.00%	3/20/17	10,662
317,754	9.00%	7/15/17	346,608
187,869	9.00%	8/20/17	200,608
2,569	9.00%	7/20/21	2,762
1,281	9.00%	10/20/21	1,377
261,829	9.00%	11/15/24	281,890
36,603	9.00%	7/20/25	39,509
126,918	9.00%	4/15/26	137,428
22,864	9.10%	5/15/18	24,719
50,450	9.25%	11/15/09	53,426
22,733	9.25%	1/15/10	24,276
28,278	9.25%	4/15/10	30,197
23,637	9.25%	11/15/10	25,241
56,819	9.25%	11/15/11	61,176
10,710	9.25%	4/15/12	11,609
11,325	9.50%	9/15/09	11,708
68,871	9.50%	10/15/09	71,201
15,544	9.50%	10/15/09	16,070
4,377	9.50%	10/15/09	4,525
21,360	9.50%	11/15/09	22,672
55,713	9.50%	1/15/10	59,673
12,535	9.50%	2/15/10	13,080
35,297	9.50%	4/15/10	37,428
18,132	9.50%	8/15/10	19,421
30,234	9.50%	11/15/10	32,383
9,931	9.50%	1/15/11	10,730
72,903	9.50%	3/15/11	78,771
14,730	9.50%	3/20/16	15,915
42,645	9.50%	11/20/16	46,074
3,283	9.50%	8/20/17	3,558
3,836	9.50%	12/20/17	4,158
5,007	9.50%	4/20/18	5,442
1,696	9.50%	5/20/18	1,843
36,605	9.50%	6/20/18	39,785
30,632	9.50%	7/20/18	33,294
21,914	9.50%	8/20/18	23,818
73,127	9.50%	9/20/18	79,481
42,918	9.50%	9/20/18	46,647
12,352	9.50%	9/20/18	13,425
30,453	9.50%	8/20/19	33,178
2,932	9.50%	10/20/19	3,194

Part B

Par ($)	Coupon	Maturity	Market Value ($)(1)

35,896	9.75%	8/15/09	38,429
36,946	9.75%	9/15/09	39,553
101,825	9.75%	8/15/10	110,530
27,784	9.75%	11/15/10	30,160
136,166	9.75%	12/15/10	147,807
101,286	9.75%	1/15/11	111,081
76,120	9.75%	1/15/11	83,481
22,558	9.75%	10/15/12	24,942
9,064	9.75%	10/15/12	10,021
8,677	9.75%	10/15/12	9,593
8,390	9.75%	11/15/12	9,276
29,185	9.75%	11/15/12	32,268
24,482	9.75%	11/15/12	27,069
25,765	9.75%	11/15/12	28,487
14,965	10.00%	11/15/08	15,775
1,242	10.00%	11/15/09	1,302
4,038	10.00%	6/15/10	4,397
58,425	10.00%	6/15/10	63,609
18,985	10.00%	7/15/10	20,670
8,247	10.00%	7/15/10	8,979
7,787	10.00%	10/15/10	8,478
44,490	10.00%	11/15/10	48,437
31,138	10.00%	3/20/16	34,380
17,342	10.00%	11/15/17	19,274
31,531	10.00%	2/15/19	35,059
19,689	10.00%	2/20/19	21,814
21,181	10.00%	3/20/19	23,467
16,022	10.00%	5/20/19	17,751
173,439	10.00%	10/15/19	197,095
39,830	10.00%	11/15/19	44,287
31,523	10.00%	12/15/20	35,095
103,611	10.00%	6/15/21	115,483
23,765	10.25%	5/15/09	25,192
17,333	10.25%	11/15/11	18,790
19,962	10.25%	1/15/12	21,885
7,757	10.25%	2/15/12	8,504
7,593	10.25%	7/15/12	8,324
24,334	10.50%	6/15/09	25,855
4,699	10.50%	7/15/10	5,044
9,344	10.50%	9/15/15	10,368
12,218	10.50%	11/15/15	13,557
3,176	10.50%	8/20/17	3,530
46,928	10.50%	11/15/18	52,445
41,723	10.50%	6/15/19	46,768
213,229	10.50%	2/15/20	238,036
161,804	10.50%	8/15/21	183,866
2,721	10.75%	1/15/10	2,952
1,227	10.75%	7/15/11	1,340
19,728	11.25%	6/15/10	21,579

Par ($)	Coupon	Maturity	Market Value ($)(1)

30,520	11.25%	9/15/10	33,384
3,811	11.25%	9/15/10	4,168
16,813	11.25%	3/15/11	18,514
7,582	11.25%	3/15/11	8,349
37,416	11.25%	4/15/11	41,200
8,652	11.25%	5/15/11	9,527
28,197	11.25%	7/15/11	31,049
6,050	11.25%	7/15/11	6,661
4,748	11.25%	7/15/11	5,229
13,242	11.25%	9/15/11	14,581
10,147	11.25%	10/15/11	11,174
88,714	11.50%	8/15/18	97,441

			25,760,558

Total mortgage pass-through securities (cost: $108,934,932)			108,684,289

Taxable Municipal Securities (0.3%) (2)

205,000	Bernalillo Multifamily Rev. Series
	1998A, 7.50%, 9/20/20	217,156
20,000	Cuyahoga County Multifamily Rev.
	Series 2000B, 7.00%, 1/20/08	20,182
30,000	Louisiana Comm. Dev. Auth Rev.
	Series 2002B, 5.25%, 12/20/07	29,918
370,000	Maplewood Multifamily Rev.
	Series 1998B, 6.75%, 7/20/15	371,765

Total taxable municipal securities (cost: $625,000)		639,021

U.S. Treasury / Federal Agency Securities (9.2%) (2)

5,000,000	FNMA Strip, zero coupon,
	4.88% effective yield, 11/15/30	1,475,985
3,000,000	U.S. Treasury Bond, 4.50%, 11/30/11	2,995,194
2,800,000	U.S. Treasury Note, 3.375%, 9/15/09	2,722,672
3,750,000	U.S. Treasury Note, 4.50%, 11/15/10	3,747,071
	U.S. Treasury Strips, Zero Coupon:
3,500,000	5.45% Effective Yield, 5/15/30	1,132,628
2,200,000	4.60% Effective Yield, 8/15/16	2,234,890
3,734,024	U.S. Treasury inflation-protected security,
	3.375%, 1/15/12 (*)	3,961,419

Total U.S. Treasury / Federal Agency securities (cost: $18,316,378)		18,269,859

Collateralized Mortgage Obligations (35.1%) (2)
Federal Home Loan Mortgage Corp.:

Par ($)	Coupon	Maturity	Market Value ($)(1)

597,577	3.00%	2/15/23	552,486

See accompanying notes to portfolios of investments on page 62.	19

Part B

Sit U.S. Government Securities Fund
March 31, 2007

Portfolio of Investments

Par ($)	Coupon	Maturity	Market Value ($)(1)

3,103,713	3.25%	4/15/32	2,895,825
632,671	3.50%	5/15/29	599,516
601,552	4.00%	11/15/14	584,093
2,683,573	4.00%	5/31/25	2,481,647
325,074	4.00%	12/15/32	308,626
1,028,473	4.50%	5/15/32	1,011,838
500,000	5.50%	7/15/31	502,204
5,000,000	5.50%	3/15/32	4,996,275
789,287	6.95%	3/15/28	815,885
517,644	7.50%	6/15/17	543,433
263,930	7.50%	9/15/30	269,875
17,335	7.75%	3/18/25	17,506
242,502	8.00%	11/25/22	250,857
89,052	8.00%	3/15/23	92,728
106,583	8.00%	4/25/24	113,979
31,024	9.15%	10/15/20	32,572
1,451,361	9.50%	2/15/20	1,516,227

			17,585,572

Federal National Mortgage Association:

Par ($)	Coupon	Maturity	Market Value ($)(1)

3,348,105	3.50%	2/25/33	3,073,145
733,927	3.50%	3/25/33	698,911
352,963	3.50%	8/25/33	321,523
1,454,425	3.50%	6/25/35	1,400,242
921,103	3.75%	5/25/33	853,931
1,186,248	4.00%	11/25/32	1,143,830
345,454	4.00%	1/25/33	330,780
1,503,851	4.00%	3/25/33	1,424,399
1,725,186	4.00%	5/25/33	1,652,313
226,244	5.00%	8/25/22	222,951
1,700,000	5.00%	12/25/31	1,642,976
5,125,203	5.50%	5/25/25	5,099,363
3,787,251	6.50%	10/25/17	3,886,778
86,047	6.85%	12/18/27	88,786
106,788	7.00%	1/25/21	109,778
46,290	7.70%	3/25/23	48,789
230,864	8.00%	7/25/22	245,217
275,013	8.00%	7/25/22	284,250
100,000	8.00%	7/18/27	111,798
407,469	8.00%	7/25/44	428,368
78,745	8.20%	4/25/25	81,118
37,810	8.50%	1/25/21	40,340
41,112	8.50%	4/25/21	42,333
333,459	8.50%	9/25/21	358,705
94,415	8.50%	1/25/25	99,712
416,109	8.50%	6/25/30	496,204
73,019	8.75%	9/25/20	75,999
179,757	8.95%	10/25/20	193,489
547,169	9.00%	7/25/19	585,412

Par ($)	Coupon	Maturity	Market Value ($)(1)

290,146	9.00%	12/25/19	311,754
105,093	9.00%	5/25/20	110,985
71,327	9.00%	6/25/20	76,733
162,344	9.00%	6/25/20	172,013
28,014	9.00%	7/25/20	30,369
150,528	9.00%	9/25/20	161,988
97,813	9.00%	10/25/20	105,598
212,876	9.00%	3/1/24	230,473
1,354,206	9.00%	11/25/28	1,498,387
157,260	9.25%	1/25/20	169,933
148,721	9.50%	12/25/18	161,548
272,344	9.50%	3/25/20	297,870
67,504	9.50%	4/25/20	71,754
190,198	9.50%	5/25/20	206,155
270,047	9.50%	11/25/20	295,218
81,225	9.50%	11/25/31	86,276
395,354	9.60%	3/25/20	430,395

			29,458,889

Government National Mortgage Association:

Par ($)	Coupon	Maturity	Market Value ($)(1)

571,956	4.00%	10/17/29	547,810
2,715,141	7.00%	1/20/32	2,855,746
1,266,608	7.50%	2/16/30	1,334,407
405,169	8.00%	1/16/30	420,797

			5,158,760

Vendee Mortgage Trust:

Par ($)	Coupon	Maturity	Market Value ($)(1)

1,000,000	5.00%	8/15/28	990,194
1,000,000	5.00%	7/15/30	969,821
142,791	5.63%	2/15/24	144,651
2,000,000	6.00%	2/15/30	2,030,261
8,845,047	6.50%	12/15/28	9,132,098
3,631,752	7.00%	9/15/27	3,748,998
360,347	8.29%	12/15/26	377,969

			17,393,992

Total collateralized mortgage obligations (cost: $70,467,057)			69,597,213

Short-Term Securities (1.4%) (2)
700,000	FHLB Agy. Disc. Note, 5.17%, 4/9/07		699,095
1,986,552	Dreyfus Cash Mgmt. Fund, 5.14%		1,986,552

			2,685,647

Total short-term securites (cost: $2,685,647)

Total investments in securities (cost: $201,029,014) (6)			$199,876,029

Part B

* U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

See accompanying notes to portfolios of investments on page 62.      21

Part B

Sit Tax-Free Income Fund
One Year Ended March 31, 2007

Senior Portfolio Managers Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

     The Sit Tax-Free Income Fund returned +4.00% for the fiscal year ended March 31, 2007, compared with a return of +4.28% for the Lehman 5-year Municipal Bond Index. The Fund’s 30-day SEC yield was 4.29% and its 12-month distribution rate was 3.93% as of March 31, 2007.
     The Federal Reserve last raised its federal funds target rate in late June 2006. With short term rates unchanged since mid 2006, intermediate term bond yields have fallen over the past twelve months. This period of relative stability followed several prior years of rising intermediate term yields as the Federal Reserve increased its federal funds target rate from 1.0% to 5.25%. We expect short and intermediate term yields to be relatively stable until late 2007, when slowing economic growth could cause somewhat lower yields unless inflationary pressures force the Federal Reserve to increase short-term interest rate levels.
     The Fund invests in six different market sectors that each account for more than 5% of its holdings. Five of these sectors earned returns that exceeded the return of the Lehman 5-Year Municipal Bond Index. Only the multi-family housing sector underperformed that index, as bond prices fell, reflecting the continued trend of rating reductions by the bond rating agencies due to the difficulties of raising rents and higher than historic vacancy levels.
     We expect the Federal Reserve to maintain short-term rates at their current level for the next six months. Economic growth is expected to be in the +2% to +3% range and inflation to moderate during the second half of 2007. Bond yields are expected to remain relatively stable until late in the year when the yield curve is expected to steepen.

INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.
     Such municipal securities generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

PORTFOLIO SUMMARY

Net Asset Value 3/31/07:	$9.72 Per Share
3/31/06:	$9.72 Per Share
Total Net Assets:	$377.5 Million
30-day SEC Yield:	4.29%
Tax Equivalent Yield:	6.60%(1)
12-Month Distribution Rate:	3.93%
Average Maturity:	13.9 Years
Duration to Estimated Avg. Life:	3.9 Years(2)
Implied Duration:	4.7 Years(2)

(1) For individuals in the 35.0% federal tax bracket. (2) See next page.

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

Part B

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Tax-Free Income Fund	Lehman 5-Year Muni. Bond Index	Lipper General Muni. Bond Fund Index

3 Month**	0.81%	0.93%	0.74%
6 Month**	1.81	1.56	N/A
1 Year	4.00	4.28	5.38
5 Years	3.93	4.12	5.35
10 Years	4.52	4.79	5.35
Inception (9/29/88)	5.85	5.78	6.39

CUMULATIVE TOTAL RETURNS*

	Sit Tax-Free Income Fund	Lehman 5-Year Muni. Bond Index	Lipper General Muni. Bond Fund Index

1 Year	4.00%	4.28%	5.38%
5 Year	21.26	22.36	29.75
10 Year	55.53	59.73	68.46
Inception (9/29/88)	186.63	182.78	214.53

*As of 3/31/07.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Lehman 5-Year Muni. Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

GROWTH OF $10,000

The sum of $10,000 invested at inception (9/29/88) and held until 3/31/07 would have grown to $28,663 in the Fund or $28,278 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS (% OF TOTAL NET ASSETS)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Part B

Sit Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

Municipal Bonds (96.1%) (2)
Alabama (1.8%)
1,375,000	AL State Univ. Rev. Series 2006, 5.25%, 8/1/28	1,492,109
300,000	AL Wtr. Pollution Ctrl. Auth. Revolving Fund Lien Series 1998-B (AMBAC insured), 5.00%, 8/15/21	305,997
845,000	ASMS Pub. Educ. Bldg. Rev Series 2006-B (ASMSF LLC Proj.) (Ambac Insured), 4.375%, 9/1/26	829,241
675,000	Birmingham-Southern College Private Educ. Bldg. Rev. Series 1997, 5.35%, 12/1/19	680,170
100,000	DCH Hlth. Care Auth. Fac. Rev. Series 1998 (MBIA insured), 4.875%, 6/01/13	102,050
	Huntsville Hlth. Care Auth. Rev.
200,000	Series 1997-A (MBIA insured), 5.00%, 6/1/17	203,856
1,000,000	Series 2002-A, 5.625%, 6/1/32	1,068,790
1,000,000	Series 2002-B, 5.75%, 6/1/32	1,100,890
250,000	Series 2007-A, variable rate, 6/1/32	250,000
750,000	Montgomery Special Care Facs. Fin. Auth. Rev. Series 1997-C (Baptist Med. Ctr. Proj.), 5.375%, 9/1/22	768,795

		6,801,898

Alaska (1.9%)
325,000	Alaska Indl. Dev. & Expt. Auth. Cmnty. Provider Rev. Series 2007 (Boys & Girls Home Proj.), 5.45%, 12/1/11	324,444
12,640,000	Alaska HFC Gen. Mtg. Rev. Series 1997-A, zero coupon, 6.15% effective yield on purchase date, 12/1/17	6,768,471

		7,092,915

Arizona (2.7%)
1,500,000	Arizona Hlth. Care Facility Auth. Rev. Series 2007 (Beatitudes Campus Proj.), 4.75%, 10/1/10	1,500,000
200,000	Bullhead City Special Assessment Impt. Dist. Series 1993 (Bullhead Pkwy. Proj.), 6.10%, 1/1/10	200,916
	Maricopa Co. Indl. Dev. Auth. Multifamily Hsg. Rev.:
400,000	Series 1996-A (Place Five & Greenery Apts. Proj.), Escrowed to Maturity, 6.625%, 1/1/27	429,696
490,000	Series 1996-B (Advantage PT, etc. Proj.), Escrowed to Maturity, 7.375%, 7/1/26	501,280
100,000	Maricopa Co. Pollution Ctrl. Rev. Ref. Public Svc. Series 1996-A (New Mexico Public Svc. Co. Proj.),
	6.30%, 12/1/26	102,282
150,000	Parkway Cmnty. Facility Dist. No. 1 G.O. Series 2006, 4.85%, 7/15/15	151,695
700,000	Phoenix Street & Hwy. User Rev. Ref. Jr. Lien Series 1992, 6.25%, 7/1/11	701,239
	Pima Co. Indl. Dev. Auth. Educ. Rev.:
295,000	Series 2004-I (AZ Charter Schools Proj.), 5.00%, 7/1/12	299,879
250,000	Series 2004-A (Noah Webster Basic School Proj.), 5.25%, 12/15/16	255,703
210,000	Series 2005-M (AZ Charter Schools Proj.), 5.70%, 7/1/23	221,838
750,000	Series 2006 (Choice Educ. & Dev. Corp. Proj.), 6.00%, 6/1/16	775,568
1,000,000	Series 2006-A (Sonoran Science Academy Proj.). 5.35%, 12/1/17	992,710
575,000	Series 2007-O (AZ Charter Schools Proj.), 4.65%, 7/1/14	573,666
400,000	Ref. Series 2007 (Tucson Country Day School Proj.), 5.00%, 6/1/22	406,352
565,000	Pinal Co. Indl. Dev. Auth. Correctional Fac. Rev. Series 2006-A (Florence West Prison Proj.)
	(ACA insured), 5.25%, 10/1/23	601,516
500,000	Pinal Co. Certificate of Participation Series 2004, 5.00%, 12/1/26 (5)	517,345
	Quail Creek Cmnty. Fac. Dist. G.O. Series 2006:
585,000	4.85%, 7/15/12	589,768
500,000	5.15%, 7/15/16	513,185
360,000	Verrado Cmnty. Facilities Dist. No. 1 G. O. Series 2006, 4.85%, 7/15/14	360,130
500,000	Westpark Cmnty. Facilities Dist. G.O. Series 2006, 4.90%, 7/15/16	502,860

		10,197,628

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

Arkansas (0.6%)
750,000	Bentonville Co. ISD No. 6 Refunding & Construction G.O. Series 2003-A
	(Ambac insured), 4/75%, 6/1/24	757,027
4,524	Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Ref. Series 1993-A2
	(FNMA backed), 7.90%, 8/1/11	4,535
565,000	Maumelle HDC First Lien Rev. Ref. Series 1992-A (Section 8), 7.875%, 7/1/09	566,090
1,000,000	White Co. Hlth. Care Fac. Rev. Series 2005 (White Co. Med. Ctr. Proj.), 5.00%, 12/1/14	1,032,200

		2,359,852

California (7.2%)
80,000	ABAG Fin. Auth. For Nonprofit Corp. Rev Series 2002 (Redwood Sr. Homes & Svcs.
	Proj.), 4.10%, 11/15/07	79,899
250,000	Agua Caliente Band Cahuilla Indians Rev. Series 2003, 4.60%, 7/1/08	251,257
120,000	Bay Area Govt. Assoc. Tax Allocation Rev. Series 1994-A (FSA insured), 6.00%, 12/15/14	120,572
250,000	Blythe Redev. Agy. Tax Allocation Ref. Series 1997 (Proj. No. 1), 5.80%, 5/1/28	257,997
200,000	Calexico Cmnty. Redev. Agy. Tax Allocation Series 2000 (Merged Central Bus. District Redev. Proj.)	208,878
	(Ambac insured), 5.375%, 8/1/26
500,000	CA Co. Tobacco Securitization Agy. Asset-Backed Rev. Series 2002 (Alameda Co. Proj.), 4.75%, 6/1/19
	CA Cmnty. Hsg. Fin. Agy. Lease Rev. Pass Thru Oblig.	503,270
180,000	Series 2005-D, 4.875%, 4/1/12	180,639
480,000	Series 2005-F, 4.85%, 11/1/12	481,882
750,000	CA Dept. Water Resources Rev. Series 1972 (Central Valley Proj.), 5.25%, 7/1/22	774,210
220,000	CA Dept. Water Resources Rev. Series 1996-Q (Central Valley Proj.) (MBIA insured), 5.375%, 12/1/27	223,546
	CA Educ. Facs. Auth. Rev.:
10,000	Series 1995-A (Pooled College & Univ. Proj.), 5.60%, 12/1/14	10,103
135,000	Rev. Refunded Series 1996 (Chapman Univ. Proj.), 5.125%, 10/1/26	137,847
	CA G.O. Rev. Ref.:
770,000	Series 1993 (FSA insured), 5.125%, 10/1/17	770,031
60,000	Series 1996 (Ambac insured), 5.25%, 6/1/21	60,452
495,000	CA Govt. Fin. Auth. Lease Rev. Series 2003-A (Placer Co. Transportation Proj.), 6.00%, 12/1/28	539,718
	CA Hlth. Facs. Fin. Auth. Rev.:
500,000	Series 1997-B (Cedars-Sinai Med. Ctr. Proj.), 5.125%, 8/1/27
	Series 2001 (Casa Colina Proj.):	511,815
500,000	5.00%, 4/01/08	504,375
500,000	5.50%, 4/01/11	523,905
500,000	CA Fin. Auth. Educ. Rev. Series 2006-A (American Heritage Educ. Fndtn. Proj.), 5.25%, 6/1/26	526,350
	CA Public Works Board Lease Rev. Series 1993-A (Various CA State Univ. Proj.):
300,000	5.25%, 12/1/13 (5)	300,318
625,000	5.50%, 12/1/18	625,631
	CA Statewide Cmntys. Dev. Auth. Rev. Series:
505,000	2005 (Daughters of Charity Hlth. Proj.), 5.25%, 7/1/11	528,023
500,000	2007-B (Kaiser Permanente Proj.), variable rate, 4/1/36	501,250
235,000	Garden Grove C.O.P Series 1993 (Bahia Village/Emerald Isle Proj.) (FSA insured), 5.70%, 8/1/23
	Golden State Tobacco Securitization Corp. Asset-Backed Rev.:	235,390
	Series 2005-A:
150,000	5.00%, 6/1/16	150,151
2,000,000	5.00%, 6/1/19	2,050,260
350,000	Series 2007-A1, 4.50%, 6/1/27	340,609
1,250,000	Interest Appreciation Bonds, zero coupon, 4.55% effective yield, 6/1/22	1,102,000
175,000	Industry Urban Dev. Agy. Tax Allocation Ref. Series 2002-2, 4.75%, 5/1/21	178,125
750,000	Intercommunity Hosp. Fin. Auth. C.O.P Series 1998 (ACA insured), 5.25%, 11/1/19	774,173

See accompanying notes to portfolios of investments on page 62.	25

Part B

Sit Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

3,175,000	Northern CA Power Agy. Rev. Series 1987-A, 5.00%, 7/1/09	3,177,540
685,000	Northern CA Tobacco Securitization Auth. Asset-Backed Rev. Series 2005-A1, 4.75%, 6/1/23	682,356
500,000	Oakland UNI Sch. Dist. Alameda Co. G.O. Series 2005 (MBIA insured), 5.00%, 8/1/24	530,025
1,000,000	Rancho Cucamonga Redev. Agy. Tax Allocation Series 1996 (MBIA insured), 5.25%, 9/1/16	1,021,250
1,000,000	San Bernardino City. Sch. Dist. G.O. Cap. Appreciation Series 2007 (MBIA insured), zero coupon,
	4.72% effective yield, 8/1/29	337,910
2,750,000	San Bernardino Co. C.O.P. Series 1996 (Med. Ctr. Fin. Proj.) (MBIA insured), 5.00%, 8/1/28	2,794,963
1,000,000	San Francisco City & Co. Airpts., Intl. Arpt. Rev. Ref. Series 2001-27B (FGIC insured), 5.125%, 5/1/31	1,039,960
750,000	San Joaquin Hills Toll Rd. Rev. Refunding Series 1997-A, 5.25%, 1/15/30	765,713
500,000	Santa Clara Redev. Agy. Tax Allocation Series 2003 (Bayshore North Proj.) (MBIA insured), 5.00%, 6/1/15	501,135
	Santa Rosa Rancheria Tachi Yokut Tribe Enterprise Rev.:
	Series 2006:
215,000	4.50%, 3/1/11	215,299
385,000	4.875%, 3/1/16	389,066
2,000,000	Series 2001-B, 6.00%, 5/15/22	2,126,700

		27,034,593

Colorado (2.5%)
385,000	Aurora Golf Course Enterprise Sys. Rev. Ref. Series 2005, 4.00%, 12/1/08	384,553
250,000	CO Educ. & Cultural Fac. Rev. Ref. Series 2003-C (Cheyenne Mtn. Charter Sch. Proj.), 4.625%, 6/15/12	254,795
	CO HFA Single Family Program Senior Series:
45,000	1996B-2, 7.45%, 11/1/27	45,643
40,000	1997B-3, 6.80%, 11/1/28	40,080
	CO Hlth. Fac. Auth. Rev.:
750,000	Series 1999 (Steamboat Springs Hlth. Proj.), 5.70%, 9/15/23	781,627
260,000	Series 2000-A (Porter Place Proj.) (GNMA collateralized), 5.10%, 1/20/11	265,551
250,000	Series 2005 (Covenant Retirement Cmntys. Proj.), 4.50%, 12/1/07	250,592
400,000	Series 2005 (Covenant Retirement Cmntys. Proj.), 4.50%, 12/1/08	402,408
390,000	Unrefunded Balance Rev. Series 2000 (Evangelical Lutheran Proj.), 6.25%, 12/1/10	408,392
610,000	Prerefunded Rev. Series (Evangelical Lutheran Proj.), 6.25%, 12/1/10	639,573
1,500,000	Ref. Series 2006-D (Adventist Hlth./Sunbelt Proj.), 5.125%, 11/15/29	1,576,095
600,000	Denver Hsg. Corp. Multifamily Rev. Ref. Series 1997-A (Section 8), 5.35%, 10/1/12	608,046
255,000	Denver West Met. Dist. Refunding G.O. Series 2005, 3.40%, 12/1/07	254,092
435,000	E-470 Pub. Hwy. Auth. Rev. Senior Series 1997-A (MBIA insured), 5.00%, 9/1/26	441,064
500,000	Inverness Wtr. & Sanitation Dist. Arapahoe & Dougles Cos. G.O. Series 2006-A
	(Radian insured), 4.60%, 12/1/19	502,780
1,000,000	Lyons Rev. Series 2006 (Longmont Humane Soc. Proj.), 4.75%, 11/30/16	1,007,270
1,250,000	Midcities Metro Dist. No. 2 G.O. Ref. & Impt. Series 2006 (Radian insured), 5.125%, 12/1/30	1,316,650
205,000	SBC Met. Dist. G.O. Ref. Series 2005 (ACA insured), 3.00%, 12/1/07	203,653
5,000	Thornton Single Family Mtg. Rev. Ref. Series 1992-A, 8.05%, 8/1/09	5,012

		9,387,876

Connecticut (1.1%)
960,000	CT Dev. Auth. Pollution Ctrl. Rev. Ref. Series 1993-A (CT Light & Power Proj.), 5.85%, 9/1/28	1,005,686
	Mashantucket Western Pequot Tribe Subordinated Special Rev.:
750,000	Series 2006-A, 5.50%, 9/1/36	794,040
300,000	Series 1997-B, 5.75%, 9/1/18	307,356
1,850,000	Series 1999-B, zero coupon, 5.05% effective yield on purchase date, 9/1/09	1,654,492
500,000	Series 1999-B, zero coupon, 5.12% effective yield on purchase date, 9/1/26	314,095

		4,075,669

Delaware (0.1%)
250,000	DE Hlth. Fac. Auh. Rev. Series 2005-A (Beebe Med. Ctr. Proj.), 5.00%, 6/1/07	250,402

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

Florida (8.0%)
700,000	Belmont Cmnty. Dev. Dist. Cap. Impt. Rev. Series 2006-B, 5.125%, 11/01/14	698,012
500,000	Capital Trust Agy. Hsg. Rev. Series 2005-B (Sub-Atlandtic Hsg. Foundation Proj.), 4.50%, 7/1/15	505,990
	Capital Trust Agy. Multifamily Rev. Sr. Series 2003-A:
600,000	(Golf Villas, Rivermill, and Village Square Apts. Proj.), 4.75%, 6/1/13	585,090
1,000,000	(American Opportunity Proj.), 5.875%, 6/1/38	1,027,970
525,000	Collier Co. HFA Multifamily Hsg. Rev. Series 2002-C (Goodlette Arms Proj.), 5.25%, 8/15/15	543,753
400,000	Connerton West Cmnty. Dev. Dist. Cap. Impt. Spl. Assmt. Rev. Series 2007-B, 5.125%, 5/1/16	400,012
385,000	Dade Co. Hlth. Fac. Auth. Hosp. Rev. Ref. Series 1993-A (Baptist Hosp. Miami Proj.) (MBIA insured), 5.25%, 5/15/21	385,385
	Escambia Co. Hlth. Facs. Auth. Rev. Series 1998 (Baptist Hosp. & Manor Proj.):
200,000	5.00%, 10/01/08	202,656
630,000	5.125%, 10/1/19	641,460
100,000	Fiddlers Creek Cmnty. Dev. Dist. No. 2 Spl. Assmt. Rev. Series 2003-B, 5.75%, 5/1/13	103,148
500,000	FL Div. Bd. Fin. Dept. Gen. Svcs. Rev. Series 1997-A, 5.00%, 7/1/11	506,550
750,000	FL HFC Hsg. Rev. Hsg. Series 2000-D-1 (Augustine Club Apts. Proj.) (MBIA insured), 5.75%, 10/1/30	786,315
500,000	FL Brd. Educ. Cap. Outlay G.O. Series 1998-A (Pub. Educ. Proj.) (FSA insured), 5.20%, 6/1/23	513,870
1,950,000	FL University Cap. Impt. Rev. Series 2004, 5.125%, 9/1/33	1,999,140
1,000,000	Heritage Isle At Viera Cmnty. Dev. Dist. Special Assessment Series 2006, 5.00%, 11/1/13	992,220
	Highlands Co. Hlth. Fac. Auth. Hosp. Rev. (Aventist Hlth. Proj.):
425,000	Ref. Series 2005-B, 5.00%, 11/15/30	438,192
1,000,000	Series 2006-C, 5.25%, 11/15/36	1,056,410
500,000	Hillsborough Co. Indl. Dev. Auth. Hosp. Rev. Ref. Series 2003-A (Tampa Gen. Hosp. Proj.): 5.25%, 10/1/24	521,510
475,000	Hillsborough Co. Indl. Dev. Auth. Indl. Rev. Series 1999-A (Hlth. Facs. Proj. - Univ. Cmnty. Hosp.), 5.625%, 8/15/23	493,772
250,000	Gramercy Farms Cmnty. Dev. Dist. Spl. Assessment Series 2007-B, 5.10%, 5/1/14	249,267
500,000	Jacksonville Econ. Dev. Commn. Rev. Series 2007-A, 4.55%, 3/1/47	486,085
	Lake Ashton Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev.:
750,000	Series 2006-B, 5.00%, 11/1/11	749,723
	Lakeland Hosp. Sys. Rev. Ref. Series 1997 (Lakeland Regl. Med. Center Proj.):
400,000	(MBIA insured), 5.00%, 11/15/22	405,732
	Lee Co. Indus. Dev. Auth. Hlth. Care Fac. Rev.:
545,000	Series 1999-A (ShellPoint Village Proj.), 5.50%, 11/15/08	559,786
1,000,000	Series 2007-A (Lee Charter Foundation), 5.25%, 6/15/27	1,006,990
585,000	Marion Co. Hosp. Dist. Rev. Ref. Series 1999 (Munroe Regl. Med. Ctr. Proj), 5.25%, 10/1/10	608,400
405,000	Martin Co. Hlth. Fac. Auth. Hosp. Rev. Ref. Series 2002-B (Martin Memorial Med. Ctr. Proj.), 4.875%, 11/15/12	413,060
500,000	Miami - Dade Co. Spl. Obligation Sub. Series 1997-B, 5.00%, 10/1/37	510,325
1,000,000	New River Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2006-B, 5.00%, 5/1/13	992,720
	North Broward Hosp. Dist. Rev. Series 1997 (MBIA insured):
180,000	Unrefunded Balance Series, 5.375%, 1/15/24	181,987
1,000,000	Orange Co. Hlth. Fac. Auth. Rev. Series 2006-B (Orlando Regl. Hlth. Care Proj.), 5.125%, 11/15/39	1,040,150
	Palm Beach Co. Hlth. Fac. Auth. Rev. Ref.:
200,000	Series 2003 (Abbey Delray South Proj.), 5.15%, 10/1/12	207,458
	Pinellas Co. Educ. Fac. Auth. Rev. Series 2006 (Eckerd College Proj.) (ACA insured):
350,000	4.50%, 10/1/14	357,035
680,000	4.625%, 10/1/16	694,430
3,105,000	Port Everglades Auth. Rev. Ref. Series 1989-A (FSA insured), 5.00%, 9/1/16	3,113,197
750,000	Riverwood Estates Cmnty. Dev. Dist. Spl. Assessment Series 2006-B, 5.00%, 5/1/13	748,140

See accompanying notes to portfolios of investments on page 62.	27

Part B

Sit Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

250,000	Sarasota Natl. Cmnty. Dev. Dist. Spl. Assessment Rev. Series 2007, 5.30%, 5/1/39	248,955
500,000	St. Johns Co. Indl. Dev. Auth. Hlth. Care Rev. Ref. Series 2007-A (Bayview Proj.), 5.00%, 10/1/17	502,435
250,000	South Broward Hosp. Dist. Rev. Ref. Series 2007 (South Broward Hosp. Dist. Proj.), 4.75%, 5/1/24	256,648
	South Lake Co. Hosp. Dist. Rev. Series 2003 (South Lake Hosp. Inc. Proj.):
190,000	4.25%, 10/1/08	190,000
700,000	5.50%, 10/1/13	741,104
500,000	South Miami Hlth. Fac. Auth. Hosp. Rev. Series 2003 (Baptist Hlth. So. FL Grp. Proj.), 5.20%, 11/15/28	522,140
750,000	Sterling Hill Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series, 5.10%, 5/1/11	751,613
1,000,000	Verano Ctr. Cmnty. Dev. Dist. Spl. Assessment Series 2006-B (Dist. No. 1 Infrastructure Proj.). 5.00%, 11/1/12	994,670
750,000	Waters Edge Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2006-B, 5.00%, 11/1/12	746,003
500,000	Zephyr Ridge Cmnty. Dev. Dist. Spl. Assessment Rev. Series 2006-B, 5.25%, 5/1/13	498,435

		30,177,943

Georgia (1.4%)
500,000	Atlanta Dev. Auth. Rev. Series 2005-C (Tuff ATDC Proj.), 5.00%, 1/1/31	516,175
750,000	Chatham Co. Hosp. Auth. Rev. & Impt. Series 2004-A (Mem. Health Univ. Proj.), 5.50%, 1/1/34	794,992
590,000	Cobb Co. Dev. Auth. Pkg. Rev. Series 2004 (Kennesaw State Univ. Fdn., Inc. Proj.) (MBIA insured), 5.00%, 7/15/29	620,102
1,500,000	East Point Tax Allocation Series 2002-A, 8.00%, 2/1/26	1,706,835
250,000	Gainesville Redev. Auth. Educ. Facs. Rev. Ref. Series 2007 (Riverside Military Academy Proj.), 5.125%, 3/1/27	257,037
250,000	Medical Ctr. Hosp. Auth. Rev. Ref. Series 2007 (Spring Harbor Green Isl. Proj.), 5.25%, 7/1/27 (9)	255,348
	Private Colleges & Univ. Auth. Rev. Ref.:
	Series 1999-A (Mercer Univ. Proj.):
300,000	4.45%, 10/1/07	300,309
750,000	5.25%, 10/1/14	768,540
100,000	Series 2001 (Mercer Univ. Proj.), 5.00%, 10/1/11	102,208

		5,321,546

Illinois (14.2%)
300,000	Annawan Tax Allocation Series 2007 (Patriot Renewable Fuels, LLC Proj.), 5.625%, 1/1/18	298,560
475,000	Blue Island Tax Increment G.O. Ref. Series 1997 (MBIA insured), 5.10%, 12/15/12	479,546
	Broadview Village of Cook Co. Tax Increment Rev. Series 1999:
1,410,000	5.00%, 7/1/07	1,411,706
1,085,000	5.05%, 7/1/08	1,092,801
2,030,000	5.10%, 7/1/09	2,058,461
500,000	Chicago Brd. Educ. G.O. Series 1997-A (Chicago School Reform Proj.), 5.25%, 12/1/22	514,170
585,000	Chicago G.O. Series 1996-B (FGIC insured), Unrefunded, 5.125%, 1/1/25	590,054
30,000	Chicago Metro Hsg. Dev. Corp. Mtg. Rev. Ref. Series 1992-A (FHA insured) (Section 8), 6.85%, 7/1/22	30,763
250,000	Cook Co. Sch. Dist. No. 95 G.O. Series 2007, 5.25%, 12/1/24 (9)	251,452
250,000	Cortland Spl. Service Area No. 001 Spl. Tax Ref. Series 2007 (Assured Guaranty Insured), 4.70%, 3/1/32 (9)	248,683
250,000	Du Page Co. Spl. Svc. Areano 31 Spl. Tax Series 2006 (Monarch Landing Proj.), 5.40%, 3/1/16	260,770
100,000	IL DFA Rev. Series 1998 (St. Patrick High School Proj.), 5.125%, 7/15/28	100,957
380,000	IL DFA Rev. Series 2002-A (Chicago Charter School Fdn. Proj.), 5.25%, 12/1/12	392,563
500,000	IL DFA Rev. Ref. Series 2007 (Chicago Charter School Fdn. Proj.), 5.00%, 12/1/36	512,690
1,250,000	IL DFA Pollution Control Rev. Ref. Series 2000-A (Ameren CIPS Proj.), 5.50%, 3/1/14	1,257,987
	IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
1,740,000	Series 1997-A, 5.80%, 7/1/08	1,763,734
2,635,000	Series 1997-A, 6.05%, 7/1/19	2,671,258
300,000	Series 1997-A, 5.90%, 7/1/09	304,167

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

4,765,000	Series 1997-A, 6.00%, 7/1/15	4,829,899
1,240,000	Series 1997-C, 5.65%, 7/1/19	1,268,718
1,000,000	Series 1998-A, 5.50%, 7/1/12	1,023,150
275,000	Series 1998-A, 5.70%, 7/1/19	281,561
305,000	Series 2002-A (Cmnty. Rehab. Providers Fac. Proj.), 5.70%, 7/1/12	315,727
	IL Fin. Auth. Rev.:
500,000	Ref. Series 2006 (Luther Hillside Village Proj.), 5.25%, 2/1/37	525,045
700,000	Series 2006-A (Three Crowns Park Plaza Proj.), 5.875%, 2/15/38	735,231
500,000	Series 2006-B2 (Three Crowns Park Plaza Proj.), 5.40%, 2/15/38	500,815
	Series 2006 (Tabor Hills Supportive Living Proj.):
1,000,000	4.40%, 11/15/12	996,510
500,000	5.25%, 11/15/26	514,430
	Series 2006-A (Montgomery Place Proj.):
1,250,000	5.25%, 5/15/15	1,272,500
500,000	5.75%, 5/15/38	520,800
1,250,000	IL Educ. Facs. Auth. Rev. Series 1998-A (Univ. Chciago Proj.) (MBIA-IBC Insured), 5.125%, 7/1/38	1,278,837
5,000	IL HDA Multifamily Rev. Series 1994-5 (Section 8), 6.75%, 9/1/23 (Section 8), 4.75%, 9/1/23	5,057
500,000	IL Fin. Auth. Educ. Rev. Series 2006-E (Uno Charter School Network Proj.) (ACA Insured), 5.00%, 9/1/26	519,785
	IL Hlth. Fac. Auth. Rev.:
940,000	Ref. Series 1994 (Passavant Memorial Area Hospital Assn.) (MBIA insured), 5.95%, 10/1/11	978,455
1,895,000	Ref. Series 1993-A (Edward Hosp. Proj.), 6.00%, 2/15/19	1,895,701
	Ref. Series 1993-A (Hinsdale Hosp Proj.):
300,000	7.00%, 11/15/19	314,205
4,100,000	(Ambac Insured), 7.00%, 11/15/19	4,294,135
1,500,000	Ref. Series 1993-B (Glen Oaks Proj.) (Ambac Insured), 7.00%, 11/15/19	1,571,025
55,000	Unrefunded Balance Series 1996 (MBIA insured), 5.80%, 8/15/16	56,484
350,000	Ref. Series 1996-B (Sarah Bush Lincoln Hlth. Ctr. Proj.), 5.50%, 2/15/16	357,280
125,000	Series 1997-A (Edward Oblig Group Proj.) (Ambac insured), 5.25%, 2/15/27	127,912
660,000	Ref. Series 1999 (Silver Cross Hosp. Proj.), 5.25%, 8/15/15	676,269
970,000	Ref. Series 2001 (Decatur Memorial Hospital Proj.), 4.625%, 10/1/08	978,051
500,000	Series 2000 (IA Health System Proj.), 6.75%, 2/15/13	545,560
1,150,000	Ref. Series 2003 (Sinai Health Proj.) (FHA Insured), 5.10%, 8/15/33	1,192,849
200,000	IL Sales Tax Rev. Series 1994-U, 5.00%, 6/15/10	200,194
	Lombard Public Facs. Corp. Rev. First Tier Series 2005-A1 (Conference Ctr. & Hotel Proj.):
115,000	6.375%, 1/1/15	118,772
750,000	(ACA insured) 5.50%, 1/1/25	812,175
1,000,000	(ACA insured) 5.50%, 1/1/30	1,081,390
2,000,000	Malta Tax Allocation Rev. Series 2006, 5.75%, 12/30/25	2,010,600
250,000	Melrose Park Tax Increment G.O. Series 1999-A (FSA insured), 5.25%, 12/15/15	256,343
	Southwestern IL Dev. Auth. Rev. Series 1999 (Anderson Hosp. Proj.):
750,000	5.375%, 8/15/15	772,493
2,625,000	5.625%, 8/15/29	2,705,903
	Southwestern IL Dev. Auth. Local Govt. Prog. Rev.:
2,300,000	Series 1998-A (City of East St. Louis Proj.) Tax Increment Financing Proj., 6.00%, 4/1/10	2,274,608
500,000	Series 2006 (Village of Sauget Proj.), 5.625%, 11/1/26	508,870
335,000	Upper Illinois River Valley Dev. Auth. Rev. Series 2001 (Morris Hosp. Proj.), 6.05%, 12/1/11	359,981
440,000	Will Co. Spl. Educ. Rev. Series 2006, 5.40%, 1/1/18	474,100
500,000	Will Co. Student Hsg. Rev. Series 2002-A (Joliet Junior College Proj.), 6.375%, 9/1/13 (7) (8)	307,480

		53,699,222

See accompanying notes to portfolios of investments on page 62.	29

Part B

Sit Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

Indiana (3.1%)
500,000	Anderson Economic Dev. Rev. Ref. & Impt. Series 2007 (Anderson Univ. Proj.), 4.75%, 10/1/21	501,435
100,000	Bloomington Sewer Wks. Rev. Series 1999-A (MBIA insured), 5.20%, 1/1/29	104,017
500,000	Boone Co. Redev. Tax Increment Rev. Series 2005-B, 5.375%, 8/1/23	536,475
100,000	Elkhart Co. Ind. Hosp. Auth. Rev. Series 1998 (Elkhart General Hosp. Proj.), 5.25%, 8/15/28	103,160
400,000	IN Hlth. & Educ. Fac. Fin. Auth. Rev. Series 2005 (Baptist Homes of IN Proj.), 5.25%, 11/15/25	419,768
215,000	IN Hlth. Fac. Fin. Auth. Hlth. Fac. Rev. Series 1998 (Holy Cross Health Sys. Corp. Proj.) (MBIA insured), 5.00%, 12/1/28	219,251
	IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
	Series 1993 (Community Hosp. of Anderson Proj.) (MBIA insured):
120,000	6.00%, 1/1/14	122,257
650,000	6.00%, 1/1/23	650,864
600,000	Ref. Series 1998 (Floyd Memorial Hosp. & Hlth. Svcs. Proj.), 5.25%, 2/15/18	613,110
	Series 2001-A (Community Foundation Northwest IN):
1,000,000	6.00%, 8/1/07	1,004,840
1,000,000	6.00%, 8/1/08	1,019,170
1,320,000	5.50%, 8/1/13	1,370,503
405,000	6.375%, 8/1/21	434,448
190,000	6.375%, 8/1/31	202,967
300,000	Series 2004-A (Community Foundation Northwest IN), 4.75%, 3/1/14	300,288
500,000	IN HFA Single Family Mtg. Rev. Ref. Series 1992-A, 6.80%, 1/1/17	512,240
	IN Hlth. Fac. Fin. Auth. Rev. Ref. Series 1998:
170,000	(Greenwood Village South Proj.), 5.35%, 5/15/08	170,087
1,875,000	(Marquette Manor Proj.), 5.00%, 8/15/18	1,878,937
1,155,000	IN State Dev. Fin. Auth. Rev. Educ. Facs. Series 2003 (Archdiocese Indpls. Proj.), 5.50%, 1/1/33	1,227,603
125,000	Shelby Co. Indl. Jail Bldg. Corp. Rev. Ref. Series 1996 (First Mtg. Proj.) (MBIA insured), 5.30%, 7/15/07	125,563

		11,516,983

Iowa (1.2%)
500,000	Carroll Co. Hosp. Rev. Series 2006-A (St. Anthony Regl. Hosp. Proj.), 5.00%, 11/1/31	506,055
	Coralville Urban Renewal Rev. Tax Increment Series 2006-A:
240,000	5.00%, 6/1/11	243,134
115,000	5.00%, 6/1/12	116,876
120,000	5.00%, 6/1/14	121,025
185,000	5.00%, 6/1/15	186,243
405,000	Dickinson Co. Hsg. Sr. Rev. Series 2006-A (Spirit Lake - GEAC LLC Proj.), 5.375%, 12/1/16	403,096
345,000	Iowa Fin. Auth. Cmnty. Provider Rev. Series 2007 (Boys & Girls Proj.), 5.40%, 12/1/10	344,517
350,000	IA Fin. Auth. Sr. Hsg. Rev. Ref. Series 2006-A (Bethany Life Cmntys. Proj.), 5.20%, 11/1/16	350,137
1,130,000	IA Fin. Auth. Multifamily Hsg. Rev. Ref. Series 1997-A (Kingswood Apts. Proj.) (GNMA-collateralized), 6.15%, 5/1/32	1,153,854
	IA Fin. Auth Single Family Rev. Series 2000-D (GNMA/FNMA Mtg. Backed Securities Proj.):
110,000	5.65%, 7/1/07	110,179
100,000	5.75%, 7/1/09	102,716
500,000	Palo Alto Co. Hosp. Rev. Series 2006 (Palo Alto Co. Hosp. Proj.), 5.25%, 8/1/24	510,470
400,000	Washington Co. Hosp. Rev. Series 2006 (Washington Co. Hosp. Proj.), 5.125%, 7/1/15	408,196

		4,556,498

Kansas (0.0%)
35,000	Olathe & Labette Cos. Mtg. Loan Rev. Series 1991-B (GNMA collateralized) zero coupon, 7.56% effective yield on purchase date, 2/1/23	11,541

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

Kentucky (0.1%)
250,000	Dawson Springs Water & Sewer Rev. Ref. Series 1997, 5.10%, 9/1/13	256,153

Louisiana (1.9%)
7,200,000	Capital Appreciation Series 2000-D1 (GNMA & FNMA collateralized) zero coupon, 6.46% effective yield, 4/1/34	1,310,688
400,000	Denham Springs - Livingston Hsg. & Mtg. Rev Series 2007, 5.00%, 11/1/40 (9)	414,496
	East Baton Rouge Fin. Auth. Single Family Mtg. Rev. Ref Series 2007-A:
750,000	4.40%, 10/1/23	752,077
500,000	4.50%, 10/1/28	497,950
500,000	New Orleans Auth. Spl. Tax Sr. Sub. Series 2003-A (Ernest N Morial Proj.) (Ambac Insured), 5.25%, 7/15/28	531,570
	Jefferson Parish Fin. Auth. Single Family Mtg. Rev. Series 2007-D:
300,000	4.00%, 12/1/23	300,165
900,000	5.00%, 6/1/38	945,873
500,000	Juban Park Cmnty. Dev. Dist. Special Assessment Series 2006, 5.15%, 10/1/14	501,420
500,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev Series 2007-A1 (Home Ownership Proj.), 4.40%, 12/1/23	500,600
500,000	LA Public Facs. Auth. Rev. Series 1995-A (Glen Retirement Sys. Proj.), 6.50%, 12/1/15	504,940
425,000	St. Tammany Parish Fin. Auth. Single Family Mtg. Rev. Series 2007-A:
	(Home Ownership Prog. Proj.) (GNMA/FNMA/FHLMC Backed Securities Proj.), 5.25%, 12/1/39	451,435
450,000	South LA Port Common Rev. Ref. Series 1997 (Cargill, Inc. Proj.), 5.85%, 4/1/17	459,369

		7,170,583

Maine (0.5%)
1,000,000	Skowhegan Pollution Ctrl. Rev. Ref. Series 1993 (Scott Paper Co. Proj.), 5.90%, 11/1/13	1,001,720
1,000,000	South Berwick Educ. Rev. Series 1998 (Berwick Academy Issue), 5.25%, 8/1/13	1,020,150

		2,021,870

Maryland (0.4%)
200,000	Howard Co. Retirement Cmnty. Rev. Ref. Series 2007-A (Vantage House Fac. Proj.), 4.50%, 4/1/10 (9)	199,722
310,000	MD Economic Dev. Corp. Rev. Ref. Sr. Lien Series 2006-A (Chesapeake Bay Proj.), 4.75%, 12/1/11	311,851
1,150,000	MD Hlth. & Hgr. Educ. Fac. Auth. Rev. Series 2007-B (King Farm Presbyterian Cmnty. Proj.), 4.75%, 1/1/13	1,151,840

		1,663,413

Massachusetts (1.5%)
380,000	Lynn Mass. Wtr. & Swr. Rev. Series 2003-A (MBIA Insured), 5.00%, 12/1/32	401,120
2,000,000	MA St. College Bldg. Auth. Proj. Rev. Series 1999-1 (MBIA Insured), 5.375%, 5/1/39	2,077,340
250,000	MA Hlth. & Educ. Fac. Auth. Rev. Series 1993-E (South Shore Hosp. Proj.) (MBIA insured), 5.50%, 7/1/20	252,953
	MA Dev. Fin. Agy. Rev.
	Series 2005 (Evergreen Ctr., Inc.):
195,000	4.00%, 1/1/08	194,105
200,000	4.00%, 1/1/09	197,956
500,000	Series 2005-A (Curry College Proj.) (ACA Insured), 4.55%, 3/1/16	509,350
	MA Indus. Fin. Agy. Rev. Series:
600,000	1995 (St. Mark’s School Issue), 6.00%, 1/1/15	609,258
1,250,000	1997 (Trustees Deerfield Academy Proj.), 5.00%, 10/1/23	1,280,388

		5,522,470

Michigan (2.4%)
	Chandler Park Academy Public School Rev. Series 2005:
80,000	3.60%, 11/1/07	79,560
125,000	4.00%, 11/1/09	123,366
500,000	5.00%, 11/1/22	507,650
1,000,000	Kent Hosp. Fin. Auth. Rev. Series 2005-A (Met Hosp. Proj.), 6.00%, 7/1/35	1,096,960

See accompanying notes to portfolios of investments on page 62.	31

Part B

Sit Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

	Kentwood Econ. Dev. Ltd. Oblig. Series 2006-A (Holland Home Proj.):
1,000,000	5.25%, 11/15/26	1,038,990
500,000	5.375%, 11/15/36	521,530
	MI Pub. Educ. Facs. Auth Ltd. Obligation Rev. Ref. Series 2006 (Black River School Proj.):
115,000	5.125%, 9/1/11	115,446
250,000	5.50%, 9/1/19	255,145
635,000	MI Hosp. Fin. Auth. Rev. Ref. Series 1997-A (Detroit Medical Gr.), 5.25%, 8/15/27	650,189
750,000	MI Strategic Fund Ltd. Obligation Rev. Ref. Series 2003 (Dow Chemical Proj.) (Mandatory Put 6/1/08), 4.60%, 6/1/14	755,670
750,000	Monroe Co. Hosp. Fin. Auth. Hosp. Rev. Ref. Series 2006 (Mercy Memorial Hosp. Proj.), 5.375%, 6/1/26	786,458
500,000	Plymouth Educ. Ctr. Charter Schl. Academy Rev. Ref. Series 2005, 5.00%, 11/1/11	507,545
300,000	Pontiac Tax Increment Fin. Auth. Rev. Ref. Series 2002 (Dev. Area 2 Proj.) (ACA insured), 5.625%, 6/1/22	319,776
2,095,000	Southfield Econ. Dev. Corp. Ltd. Obligation Rev. Series 1998-A (Lawrence Tech. Univ. Proj.), 5.25%, 2/1/13	2,127,200

		8,885,485

Minnesota (2.0%)
740,000	Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.) (Section 8), 6.375%, 4/1/20	756,176
5,000,000	Intermediate Sch. Dist. 287 Lease Rev. Series 2006, 5.295%, 11/1/32	5,114,850
1,000,000	MN St. Hgr. Educ. Fac. Auth. Rev. Series 2006-6M (College of St. Benedict Proj.), 4.493%, 10/1/16	1,010,890
600,000	St. Paul Hsg. & Redev. Auth. Rev. Series 2006 (Nursing Home NTS-Episcopal Proj.), 5.63%, 10/1/33	617,616

		7,499,532

Mississippi (0.5%)
	MS Dev. Bank Spl. Oblig. Rev. Ref.:
325,000	Series 1998 (Three Rivers Solid Waste Proj.), 5.125%, 7/1/14	325,140
	Series 2006-B (Magnolia Regl. Hlth. Ctr. Proj.):
1,000,000	5.00%, 10/1/13	1,028,310
200,000	4.00%, 10/1/08	199,798
100,000	MS Business Fin. Corp. Hlth. Fac. Rev. Series 1998 (Rush Medical Foundation Inc. Proj.), 5.375%, 7/1/15	103,848
365,000	MS Hosp. Equip. & Facs. Auth. Rev. Series 2007-A (MS Baptist Hlth. Sys. Inc. Proj.), 5.00%, 8/15/26	379,056

		2,036,152

Missouri (2.5%)
1,000,000	Cameron Indl. Dev. Auth. Rev. Ref. Series 2000 (Cameron Cmnty. Hosp. Proj.) (ACA insured), 5.80%, 12/1/09	1,015,970
	Cape Girardeau Co. Indl. Dev. Auth. Hlth. Care Fac. Rev.:
500,000	Series 2002 (Southeast MO Hosp. Assoc. Proj.), 5.75%, 6/1/32	526,855
1,000,000	Series 2007 (Southeast MO Hosp. Assoc. Proj.), 5.00%, 6/1/36 (9)	1,016,640
500,000	Chillicothe Tax Increment Rev Series 2006 (South U.S. 65 Proj.), 5.625%, 4/1/27	513,315
155,000	Greene Co. C.O.P. Series 2000 (Law Enforcement Proj.), 5.50%, 7/1/09 (5)	157,678
335,000	Hannibal Indl. Dev. Auth. Tax Increment & Transn. Dev. Rev. Ref. & Impt. Series 2006(Stardust-Munger Proj.), 4.70%, 4/15/23	335,479
	MO Dev. Finance Board Infrastructure Fac. Rev.:
	Series 2000A (Eastland Ctr. Proj. Phase 1):
710,000	5.75%, 4/1/09	721,637
550,000	5.75%, 4/1/12	566,583
1,000,000	Series 2000-B (Eastland Ctr. Proj. Phase 2), 6.00%, 4/1/15	1,037,190
	MO Hlth. & Educ. Fac. Auth. Rev. Series:
500,000	2005-A (Sr. Living Fac.-Lutheran Sr. Svcs. Proj.), 5.375%, 2/1/35	524,215
500,000	2007-A (Sr. Living Fac.-Lutheran Sr. Svcs. Proj.), 4.875%, 2/1/18	512,340
700,000	MO Hlth. & Educ. Fac. Auth. Educ. Fac. Rev. Series 1999 (Park College Proj.), 5.55%, 6/1/09	699,776
	MO Environmental Impt. & Energy Res. Auth. Water Fac. Rev. Ref.:
825,000	Series 1996, 5.25%, 12/1/09	834,248

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

150,000	Series 1999 (Tri-Co. Water Auth. Proj.) (Radian insured), 5.50%, 4/1/07	150,006
500,000	St. Louis Indl. Dev. Auth. Tax Allocation Rev. Series 2006 (Southtown Redev. Proj.), 5.125%, 5/1/26	502,050
275,000	Univ. City Indl. Dev. Auth. Hsg. Rev. Ref. Series 1995-A (Canterbury Proj., 5.75%, 12/20/15	275,300

		9,389,282

Montana (0.3%)
977,367	MT Fac. Fin. Auth. Rev. Series 2005 (Great Falls Pre-Release Svcs. Proj.), 5.08%, 4/1/21	1,015,856

Nebraska (0.2%)
	Douglas Co. San. & Impt.:
200,000	Dists. No. 420 G.O. Series 2003, 5.75%, 10/15/26	202,076
220,000	Dists. No. 375 G.O. Series 2003 (Walnut Ridge Proj.), 5.30%, 12/15/23	223,557
500,000	Mead Vlg. Tax Allocation Rev. Series 2006-A (E3 Biofuels - Mead LLC Proj.), 5.125%, 7/1/12	499,730

		925,363

Nevada (0.6%)
1,000,000	Clark Co. Poll. Ctrl. Rev. Ref. Series 1995-D (Nev. Pwr. Co. Proj.) (ACA-CBI Insured), 5.30%, 10/1/11	1,005,780
600,000	Las Vegas Paiute Tribe Rev. Series 2002A (ACA insured), 6.625%, 11/1/17	667,074
340,000	North Las Vegas LOC Impt. Spl. Assessment Ref. Sub. Spl. Series 2006-B (Impt. Dist. No. 60), 4.50%, 12/1/10	340,435
140,000	NV Hsg. Dev. SF Mtg. Program Mezzanine Series 1998B-1, 5.30%, 4/1/16	143,506

		2,156,795

New Hampshire (1.3%)
	Manchester Hsg. & Redev. Auth. Rev.:
300,000	Series 2000-B (Radian insured) zero coupon, 5.25% effective yield, 1/1/19	177,819
890,000	Series 2000-A (ACA insured), 6.75%, 1/1/15	956,278
	NH Hlth. & Educ. Fac. Auth. Rev.:
500,000	Series 2004 (Covenant Hlth. Proj.), 5.00%, 7/1/14	520,315
485,000	Series 2006 (The Memorial Hosp. Proj.), 5.25%, 6/1/16	512,053
615,000	Series 2006-A (Havenwood-Heritage Heights Proj.), 5.00%, 1/1/16	617,116
	NH Hlth. & Educ. Facs. Auth. Hosp. Rev. Series 2004 (Speare Mem. Hosp. Proj.):
255,000	5.00%, 7/1/10	256,729
500,000	5.00%, 7/1/16	504,335
690,000	NH Higher Educ. & Hlth. Fac. Auth. Rev. Series 1997 (Catholic Charities Proj.), 5.75%, 8/1/12	700,771
135,000	NH Higher Educ. & Hlth. Fac. Auth. Rev. Series 1997 (Monadnock Cmnty. Hosp.), 5.25%, 10/1/07	135,598
265,000	NH Higher Educ. & Hlth. Fac. Auth. Rev. Series 1998 (New Hampton School), 5.00%, 10/1/08	266,330
190,000	NH Higher Educ. & Hlth. Fac. Auth. Rev. Series 1998 (Rivier College Proj.), 5.55%, 1/1/18	195,542

		4,842,886

New Jersey (0.4%)
365,000	NJ Hlth. Care Facs. Fin. Auth. Rev. Series 1997 (Capital Health Sys. Proj.), 5.125%, 7/1/12	373,508
1,000,000	Tobacco Settlement Fin. Corp. Series 2007-1A, 5.00%, 6/1/41	974,050

		1,347,558

New Mexico (0.4%)
665,000	NM MFA Forward Mortgage-Backed Series 1995-E (GNMA collateralized), 6.95%, 1/1/26	672,741
500,000	NM Hsg. Auth. Region III Multifamily Hsg. Rev. Series 2003-A (Villa Del Oso Apts. Proj.), 6.00%, 7/1/17	531,105
250,000	NM State Hosp. Equip. Ln. Council Hosp. Rev. Ref. Series 2007-A (Rehoboth Proj.), 5.00%, 8/15/17	247,793
160,000	Taos Co. Gross Receipts Tax Rev. Series 2004 (Co. Education Improvement Proj.), 3.25%, 10/1/08	158,152

		1,609,791

See accompanying notes to portfolios of investments on page 62.	33

Part B

Sit Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

New York (0.7%)
250,000	Albany Indl. Dev. Agy. Civic Fac. Rev. Series 2007-A (Brighter Choice Charter Sch. Proj.), 5.00%, 4/1/20	255,130
500,000	Amherst Indl. Dev. Agy. Civic Fac. Rev. Series 2007 (Beechwood Hlth. Care Ctr. Inc. Proj.), 4.875%, 1/1/13	501,330
170,000	Monroe Co. Indl. Dev. Agy. Student Hsg. Rev. Series 1999-A (Collegiate Hsg. Fdn. - Rochester Institute of Technology Proj.), 4.90%, 4/1/09	171,404
1,230,000	NY Dorm Auth. Rev. Series 1996-A (Maimonides Med. Ctr. Proj.), 5.75%, 8/1/24	1,244,231
190,000	NY Cos. Tobacco Trust IV Settlement Pass-Thru Rev. Series 2005-A, 4.25%, 6/1/21	187,640
	NY Tobacco Settlement Fing. Corp Asset-Backed Rev.:
160,000	Series 2003-C1, 5.00%, 6/1/11	160,158
250,000	Series 2003-C1, 5.25%, 6/1/13	254,125

		2,774,018

North Carolina (1.0%)
375,000	Asheville Certificates of Participation Series 1997-A, 5.125%, 6/1/18	379,549
500,000	Charlotte-Mecklenburg Hosp. Auth. Hlth. Care Sys. Rev. Series 1997-A (Carolinas Hlth. Care Proj.), 5.00%, 1/15/14	510,095
160,000	Mecklenburg Co. Indus. Facs. & Pollution Ctrl. Fin. Auth. Rev. Series 1993 (Fluor Corp. Proj.), 5.25%, 12/1/09	160,141
250,000	NC Med. Care Commission Hosp. Rev. Series 1995 (Gaston Memorial Hsop. Proj.), 5.50%, 2/15/19	256,338
375,000	NC Med. Care Commission Retirement Facs. Rev. Ref. Series 2007 (Givens Estates), 5.00%, 7/1/27	387,836
150,000	NC Med. Care. Commission Hlth. Care Facs. Rev. Series 1998-B (Novant Hlth. Proj.), 5.00%, 10/1/28	153,602
	NC Med. Care Commission Hlth. Care Hsg. Rev. Series 2004-A:
500,000	(The ARC of NC Proj.), 4.65%, 10/1/14	505,145
700,000	(ARC Proj.), 5.80%, 10/1/34	756,378
420,000	NC Med. Care Commission Rev. Series 2003 (FHA Insd. Mtg.-Betsy Johnson Proj.)
	(FSA insured), 5.375%, 10/1/24	453,029
190,000	Northern Hosp. Dist. Surry. Co. Hlth. Care Facs. Rev. Series 1999, 5.50%, 10/1/19	199,732

		3,761,845

North Dakota (0.4%)
750,000	City of Washburn Series 2007-B (Bismarck State College Fdtn.), 5.01%, 4/1/32 (9)	763,903
	Grand Forks Sr. Hsr. Rev. Ref. Series 2006 (4000 VY Square Proj.), 4.50%, 12/1/08
260,000	4.50%, 12/1/08	259,984
395,000	4.60%, 12/1/10	395,889
175,000	Williams Co. Sales Tax Rev. Series 2006, 5.00%, 11/1/31	179,433

		1,599,209

Ohio (2.1%)
100,000	Akron Bath Copley Twp. Hosp. Dist. Rev. Series 2006-A (Akron Gen. Hlth. Sys. Proj.), 4.00%, 1/1/08	100,076
330,000	Blue Ash Tax Allocation Rev. Series 2006 (Duke Realty Ohio Proj.), 5.00%, 12/1/21	336,118
295,000	Cleveland-Cuyahoga Port. Auth. Dev. Rev. Series 1999-A (Port of Cleveland Bond Fund Capital Imprv. Proj.), 5.375%, 5/15/19	300,655
	Cleveland-Cuyahoga Co. Port. Auth. Dev. Rev.:
700,000	Series 2004-D (Garfield Heights Proj.), 5.25%, 5/15/23	719,369
610,000	Series 2004-E (Meyers Univ. Proj.), 4.65%, 5/15/14	612,653
530,000	Series 2004-E (Meyers Univ. Proj.), 5.60%, 5/15/25	555,260
275,000	Series 2005-B (Fairmount Proj.), 5.125%, 5/15/25	280,456
750,000	Series 2006-A (Sr. Hsg. - St. Clarence - Geac Proj.), 6.00%, 5/1/21	772,162
430,000	Cleveland C.O.P. Series 1997 (Cleveland Stadium Proj.), 5.25%, 11/15/27	441,709
1,000,000	Dayton Special Facs. Rev. Ref. Series 1998-A (Emery Air Freight Proj.), 5.625%, 2/1/18	1,032,440
1,500,000	Hamilton Co. Hlth. Care Rev. Ref. Series 2006-A (Life Enriching Cmntys. Proj.), 5.00%, 1/1/27	1,526,550
805,000	Lorain Co. Hosp. Rev. Series 1997-B (Catholic Hlth. Care Partners Proj.) (MBIA insured), 5.50%, 9/1/27	825,890
500,000	Miami Co. Hosp. Fac. Rev. Ref. Impt. Series 2006 (Upper Valley Med. Ctr. Proj.), 5.25%, 5/15/17	533,295

		8,036,633

34

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

Oklahoma (2.0%)
	Citizen Potawatomi Nation Tax Rev. Series 2004-A:
660,000	5.00%, 9/1/08	658,634
500,000	6.50%, 9/1/16	529,330
250,000	Langston Econ. Dev. Auth. Rev. Series 2005-A (Langston Univ. Proj.) (ACA insured), 5.00%, 5/1/35	257,530
500,000	McClain Co. Econ. Dev. Auth. Educ. Fac. Lease Rev. Series 2006 (Newcastle Pub. School Proj.), 4.125%, 9/1/08 (5)	500,020
	Norman Regl. Hosp. Auth. Rev.:
1,500,000	Ref. Series 1996-A (MBIA insured), 5.625%, 9/1/16	1,532,010
340,000	Ref. Series 1996-A (MBIA insured), 5.625%, 9/1/21	347,208
500,000	Series 2005, 5.50%, 9/1/24	534,855
915,000	Oklahoma St. Ind. Auth Rev. Series 2006 (YMCA Greater OK Earlywine Proj.), 4.875%, 7/1/22	909,775
445,000	Valley View Hosp. Auth. Rev. Ref. Series 1996, 6.00%, 8/15/14	467,637
1,250,000	Washington Co. Med. Auth. Rev. Bartlesville Ref. Series 1996 (Jane Phillips Med. Ctr. Proj.)
	(Connie Lee insured), 5.50%, 11/1/10	1,264,038
500,000	Weatherford Hosp. Auth. Rev. Series 2006, 6.00%, 5/1/16	529,910

		7,530,947

Oregon (1.0%)
500,000	Cow Creek Band Umpqua Tribe of Indians Rev. Series 2006-C, 4.875%, 10/1/08	500,810
200,000	Klamath Falls Intercmnty. Hosp. Auth. Rev. Ref. Series 2002 (Merle West Med. Ctr. Proj.), 5.20%, 9/1/09	203,398
1,250,000	OR G.O. Series 2001-81 (Veterans Welfare Proj.), 5.25%, 10/1/42	1,287,100
150,000	OR Hsg. & Cmty. Svcs. Dept. Mtg. Rev. Series 2000-K, 5.70%, 7/1/22	150,953
1,475,000	Western Generation Agy. Sub. Lien Rev. Series 2006-C (Wauna Cogeneration Proj.), 5.00%, 1/1/21	1,485,119

		3,627,380

Pennsylvania (5.4%)
200,000	Abington Co. School Dist. G.O. Series 1997 (FGIC insured), 5.125%, 5/15/26	200,348
	Allegheny Co. Hosp. Dev. Auth. Rev. Series 2003-A (Ohio Valley Gen. Hosp. Proj.):
245,000	3.30%, 4/1/08	242,761
135,000	3.875%, 4/1/10	133,474
125,000	Beaver Co. Indus. Dev. Auth. Pollution Ctrl. Rev., Series 1977 (St. Joe Minerals Corp. Proj.), 6.00%, 5/1/07	125,142
565,000	Chartiers Valley Indl. & Commercial Dev. Auth. Rev. Ref. Series 2003-A(Friendship Village South Proj.), 4.75%, 8/15/11	567,243
1,210,000	Delaware River Port Auth. PA & NJ Rev. Series 1995 (FGIC insured), 5.50%, 1/1/26	1,223,879
555,000	Erie Auth. Pkg. Fac. Rev. Series 2006, 4.60%, 9/1/21	559,884
500,000	Harrisburg Auth. Univ. Rev. Series 2007-A (Harrisburg Univ of Science Proj.), 5.40%, 9/1/16	509,590
2,750,000	Grove City Area Hosp. Auth. Rev. Series 1998 (United Cmnty. Hosp. Proj.), 5.25%, 7/1/12	2,753,740
	Lancaster Co. Hosp. Auth. Rev.:
200,000	Series 1994 (Hlth. Center-Masonic Homes Proj.), 5.30%, 11/15/08	200,884
250,000	Series 2006 (Hlth. Center-Masonic Homes Proj.), 5.00%, 11/1/26	260,825
	Lehigh Co. General Purpose Auth. Rev.:
500,000	Rev. Series 2003 (Saint Luke’s Bethlehem Proj.), 5.25%, 8/15/23	539,010
250,000	Rev. Series 2007 (Saint Luke’s Bethlehem Proj.), variable rate, 8/15/42	249,875
1,560,000	Montgomery Co. Indus. Dev. Auth. Retirement Cmnty. Rev. Series 1998, 5.25%, 11/15/28	1,594,039
730,000	PA Econ. Dev. Fin. Auth. Rev. Series 1998-A (Northwestern Human Svcs. Proj.) (ACA insured), 4.875%, 6/1/08	733,927
3,890,000	PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev. Series 1996-A (Allegheny Delaware Valley Obligated Group, Inc.) (MBIA insured), 5.875%, 11/15/16	3,973,907
	PA Higher Educ. Fac. Auth. Rev.:
190,000	Unrefunded Balance Series 1998 (Temple Univ. Proj.), 5.00%, 4/1/21	194,222

See accompanying notes to portfolios of investments on page 62.	35

Part B

Sit Tax-Free Income Fund March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

590,000	Series 2000 (Univ. of the Arts Proj.) (Radian insured), 5.75%, 3/15/30	617,854
	Series 2005 (Widener Univ. Proj.):
100,000	3.00%, 7/15/07	99,733
190,000	3.10%, 7/15/08	188,087
370,000	Series 2006-FF2 (Assn. Indpt. Colleges & Univ. Proj.) (Radian insured), 5.00%, 12/15/24	386,920
1,000,000	PA Hgr. Educ. Fac. Auth. College & Univ. Rev. Series 1998 (Geneva College Proj.), 5.375%, 4/1/15	1,027,430
	Philadelphia Hosp. & Hgr. Educ. Fac. Auth. Hosp. Rev. (Temple Univ Hosp. Proj.):
	Series 1993-A:
530,000	6.50%, 11/15/08	543,059
385,000	6.625%, 11/15/23	386,694
440,000	Series 1997, 5.875%, 11/15/23	447,788
1,250,000	Sayre Hlth. Care. Facs. Auth. Rev. Series 2007 (Guthrie Health Proj.), variable rate, 12/1/31	1,250,000
1,200,000	Washington Co. Auth. Rev. Series 1999, 6.15%, 12/1/29	1,291,464

		20,301,779

Puerto Rico (0.1%)
500,000	Puerto Rico Commonwealth Hwy. & Transportation Auth. Rev. Ref. Series 2007-N, variable rate, 7/1/45	500,750

Rhode Island (0.4%)
260,000	RI Clean Water Protection Fin. Agy. Pooled Lien Rev. Series 1995A (MBIA insured), 5.375%, 10/1/15	262,124
	RI Hlth. & Educ. Bldg. Corp. Rev. Series:
250,000	1996 (Lifespan Oblig. Group Proj.), 5.25%, 5/15/26	255,333
	1997 (Steere House Proj.):
260,000	5.375%, 7/1/07	260,507
565,000	5.80%, 7/1/20	572,978

		1,350,942

South Carolina (1.5%)
	Berkeley Co. Sch. Dist. Intallment Lease (Securing Assets For Education Proj.):
500,000	Series 2003, 5.25%, 12/01/19	526,665
1,000,000	Series 2006, 5.00%, 12/1/20	1,052,420
400,000	Charleston Educ. Excellence Fin. Rev. Series 2005 (Charleston Co. Schl. Dist. Proj.), 5.25%, 12/1/20	429,932
60,000	Greenville Hosp. Sys. Hosp. Fac. Rev. Series 2001, 5.00%, 5/1/31	61,843
1,500,000	Kershaw Co. Public Sch. Fdn. Installment Pwr. Rev. Series 2006 (Kershaw Co. Sch. Dist. Proj.)
	(CIFG insured), 5.00%, 12/1/25	1,584,705
500,000	Scago Educ. Fac. Corp. For Beaufort Sch. Dist. Installment Rev. Series 2006 (FSA Insured), 5.00%, 12/1/31	527,015
	SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Ref. & Impt. Series 2006 (Hampton Regl. Med. Proj.):
390,000	4.60%, 11/1/09	390,363
735,000	4.65%, 11/1/11	734,669
500,000	SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Series 2006 (Tuomey Regl. Med. Ctr. Proj.)
	(CIFG insured), 5.00%, 11/1/30	524,160

		5,831,772

South Dakota (0.6%)
	SD Hlth. & Educ. Fac. Auth. Rev.:
	Ref. Series 2006 (Huron Regional Med. Ctr. Proj.):
100,000	4.00%, 4/1/07	99,999
125,000	4.25%, 4/1/08	125,098
410,000	Series 2006 (Westhills Village Retirement Community), 5.00%, 9/1/19	423,317
1,000,000	Series 2004 (Avera Health Proj.), variable rate, 7/1/24	1,000,000
500,000	Series 2004-A (Sioux Valley Hosp. & Hlth.), 5.25%, 11/1/34	526,155

		2,174,569

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

Tennessee (2.3%)
500,000	Johnson City Hlth. & Educ. Fac. Brd. Hosp. Rev. Series 2006-A (Mountain States Hlth. Alliance Proj.), 5.50%, 7/1/31	534,340
835,000	Knox Co. Hlth. Educ. & Hsg. Fac. Brd. Rev. Series 1999 (Univ. Hlth. Sys. Inc. Proj.), 5.625%, 4/1/29	861,085
500,000	Metro Govt. Nashville & Davidson Co. Hlth. & Educ. Facs. Brd. Multifamily Hsg. Rev. Series 2005-A (Prestige Proj.), 7.50%, 12/20/40	499,965
	Metro Govt. Nashville & Davidson Co. Indus. Dev. Brd. Rev. Ref.:
250,000	Series 1994-A (Section 8) (FNMA collateralized), 6.00%, 4/1/24	251,160
240,000	Series 2001-A (GNMA collateralized), 6.625%, 3/20/36	263,191
	Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily Hsg. Rev.:
	(CME Memphis Apts. Proj.):
1,850,000	Senior Series 1998-A, 5.35%, 1/1/19 (7) (8)	752,969
7,875,000	Senior Series 1998-A, 5.55%, 1/1/29 (7) (8)	3,127,714
1,630,000	Subordinate Series 1998-C, 6.00%, 1/1/29 (7) (8)	16
	(Eastwood Park Apts. Proj.):
1,000,000	Senior Series 1995-A2, 6.40%, 9/1/25 (7) (8)	402,950
405,000	Subordinate Series 1995-C, 7.50%, 9/1/25 (7) (8)	4
	(Raleigh Forest & Sherwood Apts. Proj.):
2,670,000	Senior Series 1996-A, 6.60%, 1/1/26 (7) (8)	1,074,034
610,000	Subordinate Series 1996-C, 7.25%, 1/1/26 (7) (8)	1,366
500,000	Series 2006-A (Trezevant Manor Proj.), 4.90%, 9/1/11	500,710
500,000	Sullivan Co. Hlth. Educ. & Hsg. Fac. Brd. Hosp. Rev. Series 2006-C, (Wellmont Hlth. Sys. Proj.), 5.25%, 9/1/36	523,820

		8,793,324

Texas (10.2%)
2,500,000	Arlington Special Oblig. Rev. Series 2005-A (Special Tax-Dallas Cowboys Proj.), 5.00%, 8/15/34	2,618,275
400,000	Austin Convention Enterprises, Inc. (Convention Ctr.) Rev. Ref. Series 2006-B, 6.00%, 1/1/10	411,892
	Austin Utilities System Rev. Ref.:
20,000	Series 1993 (MBIA insured), 5.25%, 5/15/18	20,024
500,000	Series 1997, 5.125%, 11/15/13	504,310
1,000,000	Bell Co. Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1998 (Buckner Retirement Services, Inc. Obligated Group, Proj.), 5.00%, 11/15/11	1,022,210
1,500,000	Bexar Co. Hlth. Fac. Dev. Corp. Rev. Ref. Series 1993 (Incarnate Word Hlth. Svcs. Proj.) (FSA insured), 6.10%, 11/15/23	1,559,610
	Bexar Co. HFC Multifamily Hsg. Rev.:
565,000	Subordinated Series 2000-C (Honey Creek Apts. Proj.), 8.00%, 4/1/30	569,605
145,000	Subordinated Series 2001-B (American Oppty. Hsg. Dublin Kingswood & Waterford Apts. Proj.), 7.50%, 12/1/14	150,429
1,000,000	Series 2001-A-1 (Stablewood Farms Proj.) (GNMA Insured), 6.25%, 7/20/43	1,103,590
440,000	Series 2001-A-1 (American Opportunity -Waterford Proj.), 6.50%, 12/1/21	472,415
495,000	Bexar Co. Rev. Series 2000 (Venue Proj.) (MBIA insured), 5.75%, 8/15/22	519,359
500,000	Brazos Co. Hlth. Fac. Dev. Corp. Franciscan Svcs. Corp. Series 2002, 5.38%, 1/1/32	525,790
650,000	Brazos River Hbr. Nav. Dist Rev. Series 2002-B-2 (Dow Chemical Co. Proj.), 4.75%, 5/15/33	650,643
750,000	Cameron Educ. Corp. Rev. Series 2006-A (Faith Family Academy Proj.) (ACA Insured), 5.00%, 8/15/21	781,297
500,000	Dallas Area Rapid Transit Rev. Sr. Lien Series 2001 (Ambac Insured), 5.00%, 12/1/26	516,770
6,142,000	Dallas HFC Multifamily Mtg. Rev. Series 1998-A (GNMA collateralized) (Towne Ctr. Apts.), 6.75%, 10/20/32	6,551,057
500,000	Galveston Co. Hlth. Fac. Dev. Corp. Rev. Series 1995 (Devereux Foundation Proj.) (MBIA insured), 5.00%, 11/1/14	505,885
	Garza Co. Public Hlth. Fac. Corp. Rev.
750,000	Series 2006, 5.00%, 10/1/11	762,382
500,000	Series 2006, 5.50%, 10/1/16	530,965

See accompanying notes to portfolios of investments on page 62.	37

Part B

Sit Tax-Free Income Fund March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

100,000	Harris Co. Spl. Rev. Sr. Lien Series 1998-A (Houston Sports Auth. Proj.), 5.00%, 11/15/28	101,412
500,000	Harris Co. Municipal Util. Dist. No. 360 G.O. Series 1998 (FSA Insured), 4.875%, 12/1/23	503,165
500,000	Harris Co. Rev. Ref. Sr. Lien Series 2005-A (Toll Road Proj.) (FSA insured), 5.25%, 8/15/35	520,165
310,000	Harris Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 1998 (Hermann Hosp. Sys. Proj.) FSA insured), 5.25%, 6/1/27	317,111
700,000	Hidalgo Co. Hlth. Svcs. Rev. Series 2005 (Mission Hosp., Inc. Proj.), 5.00%, 8/15/19	711,767
750,000	Houston Cmnty. College G.O. Ref. Series 2005, 5.00%, 2/15/12	753,120
	Kerrville Hlth. Fac. Dev. Corp. Hosp. Rev. Series 2005 (Sid Peterson Memorial Hosp. Proj.):
655,000	4.125%, 8/15/10	652,629
1,500,000	5.45%, 8/15/35	1,514,400
44,915	Midland HFC Single Family Mtg. Rev. Ref. Series 1992 A-2, 8.45%, 12/1/11	45,188
	Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. (Christian Care Ctr. Proj.):
485,000	Series 2000-A, 7.00%, 2/15/10	510,870
750,000	Series 2005, 5.00%, 2/15/15	766,013
1,000,000	Muleshoe Indpt. Sch. Dist. G.O. Series 2006 (Sch. Bldg. Proj.), 5.00%, 2/15/31	1,003,490
1,250,000	North Harris Co. Regl. Water Auth. Rev. Sr. Lien Series 2005 (MBIA Insured), 5.00%, 12/15/32	1,303,475
500,000	Red River Auth. Pollution Ctrl. Rev. Ref. Series 1991 (Ambac insured), 5.20%, 7/1/11	503,815
	Richardson Hosp. Auth. Rev. Ref. Series 1998 (Baylor/Richardson Proj.):
585,000	5.50%, 12/1/18	600,842
1,135,000	5.625%, 12/1/28	1,165,588
350,000	Sendero I Pub. Fac. Corp. Multifamily Hsg. Rev. Series 2003-A (Crown Meadows Proj.), 5.00%, 6/1/23	364,259
	Tarrant Co. Hlth. Facs. Dev. Corp. Rev. Series 1997-A:
750,000	(Hlth. Resources Sys. Proj.), 5.25%, 2/15/22	773,093
	Tarrant Co. HFC Multifamily Hsg. Rev:
530,000	Senior Series 2001-A (Westridge Apts. Proj.), 5.50%, 6/1/11 (7) (8)	331,976
490,000	Subordinate Series 2001-C (Crossroads Apt. Proj.), 7.25%, 12/1/36 (7) (8)	2,818
	TX Affordable Hsg. Corp. Multifamily Hsg. Rev:
500,000	Senior Series 2001-A (NHT/GTEX Proj.) (MBIA insured), 4.10%, 10/1/08	498,795
740,000	Junior Series 2001-B (NHT/GTEX Proj.), 6.75%, 10/1/16 (7) (8)	98,790
	TX Municipal Gas Acq. & Supply Corp. I Gas Supply Sub. Lien Rev.:
250,000	Series 2006-B, Variable Rate, 12/15/26	250,313
500,000	Series 2006-C, Variable Rate, 12/15/26	500,350
265,000	TX Public Property Fin. Corp. Mental Hlth. & Mental Retardation Rev. Series 1996, 6.20%, 9/1/16	268,434
205,000	TX St. Student Hsg. Corp. Rev. Series 2002 (Midwestern St. Univ. Proj.), 5.50%, 9/1/12	208,928
	TX Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev.:
1,000,000	Series 2006-A (Kipp Inc. Proj.) (ACA Insured), 5.00%, 2/15/28	1,028,640
750,000	Series 2006-A (Ed-Burnham Wood Proj.), 5.50%, 9/1/18	753,120
	TX Water Dev. Brd. State Revolving Fund Sr. Lien Rev.:
500,000	Series 1996-A, 5.25%, 7/15/17	500,585
835,000	Travis Co. Hlth. Facs. Dev. Corp. Retirement Fac. Rev. Series 2005(Querencia Barton Creek Proj.), 4.90%, 11/15/13	843,375
340,000	Tyler Hlth. Facs. Dev. Corp. Rev. Series 1997-B (East TX Med. Ctr. Proj.), 5.60%, 11/1/27	349,802
205,000	Weslaco Hlth. Fac. Dev. Series 2002 (Knapp Med. Ctr. Proj.), 5.00%, 6/1/07	205,203
750,000	Whitehouse TX Indpt. Sch. Dist. Cap. Apprec. G.O. Ref. Series 2007 (Sch. Building Proj.), zero coupon, 4.65% effective yield, 2/15/25 (9)	320,235
500,000	Winkler Co. G.O. Series 2006 (Radian insured), 5.25%, 2/15/31	530,545

		38,578,819

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

Utah (0.7%)
725,000	Eagle Mountain Water & Sewer Rev. Ref. Series 2000 (ACA insured), 5.60%, 11/15/13	767,253
250,000	Provo Charter Sch. Rev. Series 2007 (Freedom Academy Fdtn. Proj.), 5.50%, 6/15/37 (9)	250,000
	Salt Lake Co. College Rev. (Westminster College Proj.):
1,000,000	Series 1997, 5.75%, 10/1/27	1,020,070
	Series 1999:
120,000	5.15%, 10/1/11	123,504
125,000	5.20%, 10/1/12	128,696
130,000	5.25%, 10/1/13	133,934
240,000	UT Hsg. Finance Agy. Multifamily Rev. Ref. Series 1996-A (Section 8) (FHA insured), 6.10%, 7/1/22	245,076

		2,668,533

Vermont (0.1%)
	VT Educ. & Hlth. Bldgs. Financing Agency Rev.:
85,000	Series 2002-A (Developmental & Mental Hlth. Proj.), 4.375%, 6/15/07	84,862
400,000	Series 2003-A (Vermont Law School Proj.), 5.00%, 1/1/13	403,356

		488,218

Virginia (1.2%)
415,000	Alexandria Indl. Dev. Auth. Rev. Pollution Control Ref. Series 1994 (Potomac Electric Proj.) (MBIA insured), 5.375%, 2/15/24	415,498
250,000	Chesterfield Co. Indl. Dev. Auth. Pollution Ctrl. Rev. Series 1987-A Rmktg. (VA Elec. & Power Co. Proj.), 5.875%, 6/1/17	268,080
1,000,000	Farms New Kent Cmnty. Dev. Auth. Spl. Assmt. Series 2006-A, 5.125%, 3/1/36	1,011,500
250,000	Henrico Co. Econ. Dev. Auth. Res. Care Fac. Rev. Ref. Mortgage Series 2006 (Westminster Canterbury Proj.), 5.00%, 10/1/27	256,852
100,000	Prince William Co. Indus. Dev. Auth. Educ. Fac. Rev. Series 2003 (Catholic Diocese Arlington): 5.00%, 10/1/18	104,058
400,000	Suffolk Indl. Dev. Auth. Retirement Facs. Rev. Ref. Series 2006 (Lake Prince Ctr. Proj.), 4.625%, 9/1/11	401,764
2,000,000	Virginia St. Hsg. Dev. Auth. Comwlth. Mtg. Rev. Series 2001-H1 (MBIA insured), 5.375%, 7/1/36	2,096,860

		4,554,612

Washington (1.6%)
2,000,000	King Co. G.O. Ref. Series 1998-B, 5.00%, 1/1/30	2,033,220
500,000	Skagit Co. Public Hosp. Dist. No. 001 Rev. Series 2005 (Skagit Valley Hosp. Proj.), 5.50%, 12/1/13	527,910
500,000	WA G.O. Variable Purpose Series 2001-A (FSA insured), 5.00%, 7/1/22	520,535
	WA State Hsg. Fin. Commn. Nonprofit Rev. Series:
1,750,000	2007-A (Skyline At First hill Proj.), 5.25%, 1/1/17	1,769,828
1,250,000	2007-B (Skyline At First Hill Proj.), 5.10%, 1/1/13	1,251,813

		6,103,306

West Virginia (0.3%)
1,250,000	Pleasants Co. Pollution Ctrl. Rev. Series 1995-C (Monongahela Pwr. Co.), 6.15%, 5/1/15	1,287,575

Wisconsin (3.7%)
500,000	Freedom Co. Dist. No. 1 Waterworks Sys. Rev. Series 2006 (Bond Antic Notes), 4.90%, 6/1/11	503,975
500,000	Milwaukee Redev. Auth. Rev. Series 2005-A (Science Ed. Consortium Proj.), 5.125%, 8/1/15	504,230
	WI Hlth. & Educ. Fac. Auth. Rev.:
550,000	Series 1995 (Franciscan Sisters Proj.) (Connie Lee insured), 5.50%, 2/15/14	550,693
850,000	Ref. Series 1997-B, (United Hlth. Grp., Inc. Proj.), 5.50%, 12/15/20	876,265
195,000	Series 1998 (Lawrence Univ. Proj.), 5.125%, 4/15/28	196,819
365,000	Series 1999 (FH Hlth. Care Dev. Inc Proj.), 5.625%, 11/15/09	372,063
705,000	Series 1999 (Kenosha Hosp. & Med. Ctr., Inc. Proj.), 5.10%, 5/15/07	705,867
2,120,000	Series 1999-A (Aurora Hlth. Care Proj), 5.60%, 2/15/29	2,189,684

See accompanying notes to portfolios of investments on page 62.	39

Part B

Sit Tax-Free Income Fund March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

200,000	Series 1999-B (Aurora Hlth. Care Proj), 5.50%, 2/15/15	207,060
500,000	Series 1999-B (Aurora Hlth. Care Proj) (ACA insured), 5.625%, 2/15/29	514,030
900,000	Series 1999 (Divine Savior, Inc. Proj.) (ACA insured), 5.70%, 6/1/28	926,568
	Series 2001 (Agnesian Healthcare, Inc. Proj.):
550,000	6.00%, 7/1/17	586,163
340,000	6.00%, 7/1/21	360,862
1,025,000	Series 2003-A (Wheaton Franciscan Svcs. Proj.), 5.125%, 8/15/33	1,050,974
	Series 2003 (Synergy Hlth., Inc. Proj.):
235,000	6.00%, 11/15/23	255,309
250,000	6.00%, 11/15/32	271,173
225,000	Ref. Series 2003 (Three Pillars Proj.), 4.60%, 8/15/13	225,977
105,000	Series 2004-A (Three Pillars Sr. Living Proj.), 4.15%, 8/15/11	103,305
450,000	Series 2004 (Blood Ctr. Southeastern Proj.), 5.50%, 6/1/24	478,418
425,000	Series 2004 (Beaver Dam Cmnty. Hosp. Inc. Proj.), 5.50%, 8/15/14	432,608
600,000	Series 2005 (Vernon Mem. Hlth. Care Inc. Proj.), 4.65%, 3/1/15	602,622
	Ref. Series 2006 (Sr. Hsg. Proj.):
315,000	5.00%, 8/1/09	316,758
300,000	5.00%, 8/1/10	302,058
250,000	Ref. Series 2006 (Milwaukee Catholic Home Proj.), 5.00%, 7/1/26	259,168
400,000	Series 2006-B (Upland Hills Health Inc. Proj.), 5.125%, 5/15/29	411,876
	Series 2006-A (Marshfield Clinic Proj.):
375,000	5.00%, 2/15/11	386,014
500,000	5.375%, 2/15/34	527,950

		14,118,489

Total municipal bonds (cost: $371,884,092)		362,910,475

Closed-End Mutual Funds (0.6%) (2)
3,500	BlackRock Insured Municipal Term Trust	52,675
400	BlackRock MuniYield Florida Fund	5,576
8,400	Colonial Insured Municipal Fund	116,340
36,100	DWS Municipal Income Trust	408,291
12,500	Insured Municipal Income Fund	168,500
8,600	MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund	114,380
23,000	Nuveen Florida Investment Quality Municipal Fund	322,460
17,600	Nuveen Florida Quality Income Municipal Fund	247,984
13,200	Nuveen Premier Municipal Income Fund	186,384
34,300	Seligman Select Municipal Fund	351,918
20,000	Van Kampen Pennsylvania Value Municipal Income Trust	292,200
100	Van Kampen Trust Investment Grade Muni Fund	1,570
100	Van Kampen Select Muni Fund	1,361

Total closed-end mutual funds (cost: $2,201,993)		2,269,639

Short-Term Securities (3.6%) (2)
12,411,965	Dreyfus Tax-Exempt Cash Management Fund, 3.84%	12,411,965
1,105,000	SD Hlth. & Educ. Facs. Auth. Rev. Series 2004 (Avera Hlth. Proj.), variable rate, 7/1/30	1,105,000

Total short-term securities (cost: $13,516,965)		13,516,965

Total investments in securities (cost: $387,603,050) (6)		$ 378,697,079

Part B

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Part B

Sit Minnesota Tax-Free Income Fund
One Year Ended March 31, 2007

Senior Portfolio Managers Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

     The Minnesota Tax Free Income Fund returned +5.17% over the past twelve months compared to +4.28% for the Lehman 5-Year Municipal Bond Index. The Fund’s 30-day SEC yield was 4.34% as of March 31, 2007 and its 12-month distribution rate was 4.17%. The Fund’s taxable equivalent yield of 7.25% for investors in the highest state and federal tax brackets compares favorably to taxable fixed-income alternatives.
     During the 12-month period, short-term Treasury rates rose, with intermediate rates declining approximately 0.25% and the 30-year Treasury down just 0.04%. The Federal Reserve has left the federal funds rate target unchanged at 5.25% since its latest increase in June 2006. It appears likely that the Fed has completed its tightening cycle, and the market expects that the Fed will cut its rate target later this year.
     The municipal yield curve flattened during the period but remains positively sloped. Over the past 12-month period, municipal yields fell 9 basis points for 1-year maturities and approximately 18 to 33 basis points for maturities in the 5-year to 30-year range. The decline in rates resulted in price appreciation across all maturities, with longer maturities exhibiting the greatest increases in price and the highest returns.
     The Fund’s largest sector holdings are in hospital/health-care, multifamily housing, and education issues. These sectors each earned significantly higher returns than the benchmark Index. The primary factors affecting returns over the 12-month period were the Fund’s yield advantage, security selection, and strong price performance, which was due to both the dearth of supply of Minnesota issues with higher yields as well as the Fund’s longer duration relative to its benchmark.
     The market currently expects the Fed to begin cutting the federal funds rate target by the end of the third quarter. However, we believe rate cuts would only materialize if inflation is contained and that they may not occur as early as the market expects. The municipal market should be fairly stable over the near term. We plan to maintain the Fund’s duration close to its benchmark, or perhaps modestly lengthen, in light of our expectations for a steeper yield curve and possible rate cuts late in the year.

INVESTMENT OBJECTIVE AND STRATEGY
     The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
     During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

PORTFOLIO SUMMARY

Net Asset Value 3/31/07:	$10.21 Per Share
3/31/06:	$10.12 Per Share
Total Net Assets:	$288.9 Million
30-day SEC Yield:	4.34%
Tax Equivalent Yield:	7.25%(1)
12-Month Distribution Rate:	4.17%
Average Maturity:	14.3 Years
Duration to Estimated Avg. Life:	4.2 Years(2)
Implied Duration:	4.9 Years(2)

(1) For individuals in the 35.0% federal tax and 7.85% MN tax brackets.
(2) See next page.

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

Part B

AVERAGE ANNUAL TOTAL RETURNS*

	Sit MN Tax-Free Income Fund	Lehman 5-Year Muni. Bond Index	Lipper MN Muni. Bond Fund Index

3 Month**	0.84%	0.93%	0.71%
6 Month**	1.98	1.56	N/A
1 Year	5.17	4.28	4.78
5 Years	4.88	4.12	4.96
10 Years	4.89	4.79	5.05
Inception	5.18	4.77	4.87
(12/1/93)

CUMULATIVE TOTAL RETURNS*

	Sit MN Tax-Free Income Fund	Lehman 5-Year Muni. Bond Index	Lipper MN Muni Bond Fund Index

1 Year	5.17	4.28	4.78
5 Year	26.91	22.36	27.39
10 Year	61.26	59.73	63.74
Inception	96.07	86.11	88.61
(12/1/93)

*As of 3/31/07.	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Lehman 5-Year Municipal Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/07 would have grown to $19,607 in the Fund or $18,611 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS (% OF TOTAL NET ASSETS)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Part B

Sit Minnesota Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

Municipal Bonds (94.7%) (2)
Education/Student Loan (9.4%)
	Intermediate Sch. Dist. 287 Lease Rev. Series 2006:
4,200,000	5.46%, 1/1/28	4,397,358
3,650,000	5.30%, 11/1/32	3,733,840
	Minneapolis Educ. Fac. Lease Rev. Series 2006-A (Seed/Harvest Prep. Proj.) (LOC-U.S. Bank):
775,000	5.125%, 1/1/16	781,099
875,000	6.25%, 1/1/21	882,551
	Minnesota Higher Educ. Fac. Auth. Rev.:
750,000	Series 1998-4T (College of St. Benedict), 5.35%, 3/1/20	756,030
110,000	Series 1998-4R (St. Olaf College), 5.25%, 10/1/23	110,552
426,964	Lease Rev. Series 1999-5A (Concordia University), 5.25%, 4/25/14	428,612
700,000	Series 1999-4Y (Augsburg College), 5.05%, 10/1/13	714,329
150,000	Series 1999-4Y (Augsburg College), 5.20%, 10/1/16	153,099
75,000	Series 1999-4Y (Augsburg College), 5.30%, 10/1/27	76,736
700,000	Series 2005-6C (Augsburg College), 5.00%, 5/1/23	726,166
	Series 2006-6J1 (Augsburg College):
730,000	5.00%, 5/1/10	744,476
595,000	5.00%, 5/1/12	611,940
100,000	Series 1999-4Z (Northwestern Hlth. Services University), 4.875%, 10/1/09	100,421
675,000	Series 1999-4Z (Northwestern Hlth. Services University), 5.20%, 10/1/13	679,286
50,000	Series 1998-4T (St. Benedict College), 5.125%, 3/1/13	50,106
270,000	Series 2004-5U (St. Mary’s Univ.), 3.75%, 10/1/13	264,503
1,400,000	Series 2006-6I (Univ. St. Thomas), 5.00%, 4/1/23	1,478,946
	Series 2006-6K (College of Art & Design):
245,000	4.15%, 5/1/08	245,250
270,000	4.50%, 5/1/10	273,013
750,000	5.00%, 5/1/19	782,910
3,000,000	Series 2006-6M (College of St. Benedict), 4.493%, 10/1/16	3,032,670
1,115,000	Moorhead Educ. Fac. Rev. Series 2005-A (Concordia College Corp. Proj.), 5.00%, 12/15/20	1,181,097
	Pine City Lease Rev. Series 2006-A (Lakes Intl. Language Academy Proj.):
315,000	5.75%, 5/1/16	320,106
300,000	6.00%, 5/1/26	305,445
575,000	Ramsey Lease Rev. Series 2004-A (Pact Charter School Proj.), 5.65%, 12/1/13	585,229
550,000	Olmsted Co. Hsg. & Redev. Auth. Series 2007 (Schaeffer Academy Proj.), 4.977%, 4/25/27 (9)	560,980
	St. Paul Hsg. & Redev. Auth. Lease Rev.:
495,000	Series 1999 (St. Paul Academy & Summit School Proj.), 5.50%, 10/1/24	510,731
415,000	Series 2002-A (New Spirit Charter School Proj.), 6.50%, 12/1/12	424,205
605,000	Series 2006-A (Hmong Academy Proj.), 5.50%, 9/1/18	623,350
	Series 2006-A (Cmnty. Peace Academy Proj.):
685,000	4.35%, 12/1/12	682,239
600,000	4.35%, 12/1/14	596,106
100,000	Victoria Private School Fac. Rev. Series 1999-A (Holy Family Catholic H.S. Proj.), 5.20%, 9/1/11	100,691
	Winona Port. Auth. Lease Rev. Series 1999-A (Bluffview Montessori School Proj.):
85,000	5.90%, 12/1/07	85,597
165,000	8.00%, 12/1/24	175,639

		27,175,308

Escrowed To Maturity/Prerefunded (6.6%)
50,000	Bemidji ISD No. 031 G.O. Series 1998 (FSA insured), 5.00%, 4/1/19	50,001
400,000	Carver Co. Hsg. & Redev. Auth. Multifamily Hsg. Subordinate Rev. Refunding Series 1997-C (Waybury Apts. Proj.), 8.00%, 8/1/27	413,380

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

165,000	Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding (Walnut Trails Apts. Proj.), Subordinate Series 1995-C, 9.00%, 1/20/15 (4)	171,971
475,000	Hopkins Subordinate Multifamily Hsg. Rev. Ref. Series 1996-C (Auburn Apts. Proj.), 8.00%, 6/20/31	497,106
	Hermantown Econ. Dev. Auth. Sales Tax Rev. Series 1998 (MBIA insured), 4.90%, 2/1/18
240,000	4.90%, 2/1/18	242,496
250,000	5.00%, 2/1/23	252,452
2,775,000	Little Canada Multifamily Hsg. Rev. Series 1997-A (Hsg. Alt. Dev. Co. Proj.), 6.10%, 12/1/17	2,804,165
	Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
1,000,000	Series 2001-G3 (LOC-U.S. Bank), 5.35%, 12/1/21	1,069,220
175,000	Series 2001-G3 (LOC-U.S. Bank), 5.45%, 12/1/31	187,857
45,000	Minneapolis G.O. Series 1999 (Parking Ramp Proj.), 5.125%, 12/1/16	46,718
	Minnesota Higher Educ. Fac. Auth. Rev.:
800,000	Series 1997-4L (St. John’s University), 5.35%, 10/1/17	806,592
100,000	Series 2000-5D (College Art & Design), 5.75%, 5/1/08	101,444
185,000	MN Public Facs. Auth. Water Pollution Ctrl. Rev. Series 2001-A, 5.00%, 3/1/19	191,852
1,000,000	Minneapolis Rev. Series 1997-A (Univ. Gateway Proj.), 5.25%, 12/1/17	1,010,450
	Minneapolis Student Hsg. Rev. Series 2000 (Riverton Community Hsg. Proj.):
125,000	6.80%, 7/1/10	135,479
240,000	6.90%, 7/1/11	260,813
	Minneapolis & St. Paul Metro Airport Comm. Airport Rev. (Ambac insured):
440,000	Series 1998-A, 5.00%, 1/1/22	448,730
380,000	Series 1998-A, 5.00%, 1/1/30	387,539
	MN Agr. & Econ. Dev. Board Rev.:
360,000	Series 2000-A (Fairview Hlth. Care System Proj.), 6.375%, 11/15/29	395,521
	Series 2000 (Evangelical Proj.):
50,000	5.65%, 8/1/07	50,317
195,000	5.80%, 8/1/08	200,331
345,000	6.55%, 8/1/16	381,446
	Northfield Hospital Rev. Series 2001-C:
50,000	6.00%, 11/1/21	54,654
3,100,000	6.00%, 11/1/26	3,388,548
	Plymouth Multifamily Hsg. Rev. Refunding Series 1996-C (Fox Forest Apts. Proj.)
615,000	(GNMA collateralized), 8.00%, 6/20/31	643,622
535,000	Puerto Rico Childrens Trust Fund Tobacco Settlement Rev. Series 2000, 5.75%, 7/1/20	553,634
300,000	Scott Co. Hsg. & Redev. Auth. Spl. Benefits Tax Series 1997-B (River City Centre Proj.) (Ambac insured), 5.45%, 2/1/20	304,467
	St. Paul Hsg. & Redev. Auth. Lease Rev.:
795,000	Series 2001-A (Cmty. of Peace Academy Proj.), 6.375%, 12/1/11	852,208
750,000	Series 2001-A (Cmty. of Peace Academy Proj.), 7.00%, 12/1/15	843,938
350,000	Series 2001-A (Cmty. of Peace Academy Proj.), 7.375%, 12/1/19	398,034
620,000	Steele Co. Hlth. Care Fac. Gross. Rev. Prerefunded Series 2000 (Elderly Hsg. Proj.), 6.625%, 6/1/20	659,593
1,090,000	Western MN Muni Pwr. Agy. Series 1979 (MBIA-IBC insured), 6.60%, 1/1/10	1,140,783

		18,945,361

General Obligation (1.8%)
120,000	Austin Impt. G.O. Series 1998-B, 4.70%, 2/1/13	120,084
200,000	Barnesville Impt. G.O. Series 2002, 5.00%, 2/1/23	204,608
85,000	Barnum Indpt. Sch. Dist. No. 91 G.O. Series 1997 (SD Cred. Prog.), 5.00%, 2/1/18	85,081
100,000	Carlton Co. Indpt. Sch. Dist. No. 99 G.O. Rev. Refunding Series 1998, 4.875%, 4/1/17	100,003
15,000	Cold Spring G.O. Series 1998-B, 4.55%, 12/1/08	15,017
75,000	Cold Spring G.O. Series 2000, 5.15%, 2/1/09	75,066
250,000	Hennepin Co. G.O. Series 1998-A, 4.50%, 12/1/07	250,165

See accompanying notes to portfolios of investments on page 62.	45

Part B

Sit Minnesota Tax-Free Income Fund March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

50,000	Hutchinson ISD No. 423 G.O. Series 1996-A, 5.85%, 2/1/18	50,866
50,000	Little Falls G.O. Series 1999-A, 5.00%, 2/1/11	50,042
4,000,000	MN State G.O. Series 1997, 4.90%, 8/1/14	4,015,720
150,000	Sauk Rapids Tax Increment G.O. Series 1997-B, 5.25%, 8/1/12	150,173
100,000	St. Paul Street Impt. Special Assessment G.O. Series 2000-B, 5.30%, 3/1/12	101,454
30,000	Winona Water & Sewer G.O. Series 1998-C, 4.90%, 2/1/13	30,027

		5,248,306

Hospital/Health Care (22.2%)
	Aitkin Hlth. Care Fac. Rev. Refunding Series (Riverwood Hlth. Care Ctr. Proj.):
155,000	5.00%, 2/1/09	155,983
615,000	5.00%, 2/1/12	622,011
	Alexandria Hlth. Care Fac. Rev. Series 2002-B (BSM Property - Bethany Home Proj.):
375,000	4.95%, 7/1/07	375,589
1,775,000	Breckenridge Rev. Series 2004-A (Catholic Hlth. Initiatives Proj.), 5.00%, 5/1/30	1,845,734
165,000	Cambridge Hsg. & Hlth. Care Fac. Rev. Series 1998-C (Grandview West Proj.), 5.25%, 10/1/08	166,112
	Carlton Hlth. Care & Hsg. Fac. Rev. Ref. Series 2006 (Faith Care Ctr. Proj.):
100,000	5.00%, 4/1/13	100,996
400,000	5.20%, 4/1/16	406,612
	Cold Spring Nursing Home & Sr. Hsg. Rev. Series 2005 (Assumption Home, Inc. Proj.):
135,000	4.70%, 3/1/14	131,710
145,000	4.80%, 3/1/15	141,884
150,000	4.90%, 3/1/16	150,855
705,000	Columbia Heights Multifamily & Health Care Fac. Rev. Series 1998
	(Crest View Corp. Proj.), 5.75%, 9/1/11	710,287
	Crookston Nursing Home & Multifamily Hsg. Rev Series 2002-A (Villa St. Vincent Proj.):
55,000	4.75%, 9/1/08	55,320
75,000	5.50%, 9/1/11	76,888
	Cuyuna Range Hosp. Dist. Hlth. Fac. Gross Rev.:
	Series 1999-A:
1,000,000	5.75%, 6/1/14	1,019,080
1,060,000	6.00%, 6/1/19	1,081,359
	Series 2005, 4.50%, 6/1/13
235,000	4.50%, 6/1/13	235,251
400,000	5.20%, 6/1/25	408,780
1,000,000	5.50%, 6/1/35	1,038,150
1,500,000	Detroit Lakes Hsg. Rev. Ref. Series 2004-E (Mankato Lutheran Proj.), 4.25%, 8/1/34	1,502,160
455,000	Detroit Lakes Hsg. & Hlth. Facs. Rev. Ref. Series 2004-A (CDL Homes Proj.), 4.00%, 8/1/34	452,716
355,000	Duluth Econ. Dev. Auth. Hlth. Care Fac. Rev. Series 2002 (St. Luke’s Hosp. Proj.), 6.00%, 6/15/12	372,083
990,206	Duluth Sr. Hsg. Loan Participation (Lakeshore Proj.) Series 2004, 4.00%, 8/20/36	990,553
702,831	Duluth Hsg. & Redev. Auth. Sr. Hsg. Fac. Loan Participation (Lakeshore Proj.)
	Series 2005, 5.20%, 12/20/35	703,675
	Elk River Rev. Series 1998 (Care Choice Member Proj.):
725,000	5.60%, 8/1/13	727,465
115,000	5.75%, 8/1/23	115,289
	Glencoe Hlth. Care Fac. Rev. Series 2005 (Glencoe Regional Hlth. Svcs. Proj.):
280,000	3.60%, 4/1/08	278,855
1,150,000	5.00%, 4/1/25	1,184,385
	Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
115,000	5.10%, 11/1/09	114,317
120,000	5.20%, 11/1/10	119,359
135,000	5.40%, 11/1/12	133,923

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

140,000	5.50%, 11/1/13	139,626
	Inver Grove Heights Nursing Home Rev. Refunding Series 2006 (Presbyterian Homes Care Proj.):
215,000	5.00%, 10/1/07	215,580
250,000	5.00%, 10/1/11	253,032
290,000	5.00%, 10/1/12	292,845
450,000	5.00%, 10/1/16	450,558
	Maple Grove Hlth. Care Fac. Rev. Series 2005 (North Memorial Hlth. Care Proj.)
1,000,000	5.00%, 9/1/20	1,046,100
2,000,000	5.00%, 9/1/29	2,077,900
	Maplewood Hlth. Care Fac. Rev. Refunding Series 2005-A (VOA Care Centers Proj.):
250,000	4.00%, 10/1/07	249,630
255,000	4.125%, 10/1/08	253,881
300,000	4.375%, 10/1/09	299,331
	Marshall Medical Center Gross Rev. (Weiner Memorial Medical Center Proj.):
150,000	Series 2003-B, 4.85%, 11/1/11	154,655
50,000	Series 2003-A, 5.00%, 11/1/14	52,083
850,000	Series 2003-A, 5.85%, 11/1/23	922,905
100,000	Series 2003-A, 6.00%, 11/1/28	109,357
	Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth. Care Sys. Rev. Series 2003 (Health Partners Proj.):
750,000	5.25%, 12/1/12	789,315
700,000	5.25%, 12/1/13	738,990
1,150,000	5.00%, 12/1/14	1,194,287
500,000	5.875%, 12/1/29	539,795
	Minneapolis Hlth. Care Sys. Rev. Series 2002-A (Allina Hlth. Sys. Proj.):
50,000	5.00%, 11/15/07	50,316
300,000	5.75%, 11/15/32	322,287
	Minneapolis Hlth. Care Fac. Rev.:
625,000	Series 1999 (Shelter Care Foundation Proj.), 6.00%, 4/1/10	626,525
	Series 2005 (Jones-Harrison Residence Proj.):
105,000	3.50%, 4/1/07	104,999
110,000	3.50%, 10/1/07	109,865
1,470,000	5.40%, 10/1/25	1,491,344
	Series 2005-E (Augustana Chapel View Homes Proj.):
190,000	4.00%, 6/1/08	190,122
200,000	4.20%, 6/1/09	200,822
205,000	4.40%, 6/1/10	206,521
220,000	4.55%, 6/1/11	222,059
240,000	4.80%, 6/1/13	242,614
250,000	4.90%, 6/1/14	253,198
255,000	5.00%, 6/1/15	258,822
270,000	5.10%, 6/1/16	274,571
285,000	5.25%, 6/1/17	290,204
	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.):
	Series 2004-A:
315,000	5.20%, 1/1/11	315,293
500,000	5.75%, 1/1/19	508,030
530,000	5.80%, 1/1/24	539,439
200,000	5.50%, 6/1/27	203,036
500,000	Refunding Series 2006-A 5.00%, 6/1/15	504,495
	MN Agr. & Econ. Dev. Board Hlth. Care Rev. Series 1999 (Benedictine Care Centers. Proj.):
115,000	5.45%, 2/1/09	115,708

See accompanying notes to portfolios of investments on page 62.     47

Part B

Sit Minnesota Tax-Free Income Fund March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

120,000	5.45%, 8/1/09	120,931
120,000	5.50%, 2/1/10	121,148
125,000	5.50%, 8/1/10	126,393
	MN Agr. & Econ. Dev. Board Rev.:
	Series 2000 (Evangelical Lutheran Good Samaritan Society Proj.):
50,000	5.65%, 8/1/07	50,259
215,000	5.80%, 8/1/08	219,775
405,000	6.55%, 8/1/16	439,615
770,000	Series 2002-B (Principal Custody Receipts Proj.), zero coupon, 3.85% effective yield, 11/15/22	651,374
	Series 2002 (Evangelical Lutheran Good Samaritan Society Proj.):
345,000	5.40%, 2/1/09	352,956
220,000	5.50%, 2/1/12	232,267
	Series 2000-A (Fairview Hlth. Care Sys. Proj.):
10,000	6.375%, 11/15/22	10,789
20,000	6.375%, 11/15/29	21,549
	Moose Lake Cmnty. Hosp. Dist. Hlth. Facs. Rev. Ref. Series 2005-A (Crossover Proj.):
110,000	4.10%, 12/1/10	109,883
225,000	4.40%, 12/1/14	226,553
300,000	New Hope Hlth. Care Facs. Rev. Series 2003-A (St. Therese Home, Inc. Proj.), 5.90%, 10/1/23	310,308
	New Hope Hlth. Care Facs. Rev. (MN Masonic Home North Ridge Proj.):
1,000,000	5.90%, 3/1/19	1,029,370
575,000	5.875%, 3/1/29	590,272
	North Oaks Presbyterian Loan Participation:
1,050,000	Series 2004-B, 4.25%, 12/15/34	1,053,224
750,000	Series 2004-C, 4.38%, 12/15/34	752,303
500,000	Series 2004-D, 4.75%, 12/15/34	501,045
	Northfield Hospital Rev. Series 2006:
900,000	5.50%, 11/1/15	968,319
1,255,000	5.25%, 11/1/21	1,321,590
	Olmsted Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.):
775,000	5.45%, 7/1/13	785,036
900,000	5.55%, 7/1/19	910,440
	Pine Island Hlth. Care Facs. Rev. Series 2001 (Olmsted Med. Ctr. Proj.):
155,000	4.90%, 7/1/09	156,376
240,000	5.00%, 7/1/10	242,275
	Redwood Falls Hosp. Fac. Gross Rev. Series 2006 (Redwood Area Hosp. Proj.):
190,000	5.00%, 12/1/09	193,502
100,000	5.00%, 12/1/10	102,211
1,000,000	5.00%, 12/1/21	1,013,720
90,000	Rochester Hlth. Care Fac. Rev. G.O. Series 1998-A (Mayo Foundation Proj.), 5.50%, 11/15/27	92,447
500,000	Rochester Hlth. Care & Hsg. Rev. Series 2003-A (Samaritan Bethany Inc. Proj.), 6.25%, 8/1/19	518,475
	Shakopee Hlth. Care Facs. Rev. Series 2004 (St. Francis Regl. Med. Ctr. Proj.):
125,000	5.10%, 9/1/25	130,114
2,475,000	5.25%, 9/1/34	2,587,712
2,500,000	Stillwater Hlth. Care Rev. Series 2005 (Hlth. Sys. Obligation Proj.), 5.00%, 6/1/25	2,596,625
	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.):
250,000	5.00%, 5/15/10	254,880
50,000	5.00%, 5/15/11	50,930
1,340,000	5.20%, 5/15/13	1,367,041
2,060,000	5.25%, 5/15/18	2,096,297
800,000	5.30%, 5/15/28	813,144

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

1,000,000	St. Paul Hsg. & Redev. Auth. Hosp. Rev. Series 2005 (Health East Proj.), 5.25%, 11/15/14	1,040,890
2,000,000	St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Series 2006, 5.63%, 10/1/33	2,058,720
960,000	St. Paul HRA Rev. Refunding Series 1996-C (St. Mary’s Home Proj.), 7.00%, 7/1/21	961,296
	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 2005 (Gillette Childrens Hosp. Proj.):
300,000	4.00%, 2/1/11	297,735
200,000	5.00%, 2/1/13	205,628
225,000	5.00%, 2/1/14	231,118
400,000	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 2001-A
	(Model Cities Hlth. Ctr. Proj.), 6.50%, 11/1/11	408,660
2,000,000	St. Paul Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Series 2006
	(HealthPartners Oblig. Group Proj.), 5.25%, 5/15/36	2,100,080
910,000	St. Paul Port Auth. Lease Rev. Series 2005-A (Health East Midway Campus Proj.), 5.00%, 5/1/10	918,190
400,000	Virginia Hsg. & Redev. Auth. Hlth. Care Fac. Lease Rev. Series 2005, 5.25%, 10/1/25	419,560
50,000	Washington Co. Hsg. & Redev. Auth. Hosp. Rev. Series 1998 (Healtheast Proj.), 5.25%, 11/15/12	51,028

		64,041,574

Industrial / Pollution Control (5.4%)
1,155,000	Anoka Co. Solid Waste Disp. Rev. Series 1987-A (Natl. Rural Util. Proj.), 6.95%, 12/1/08 (4)	1,187,594
955,000	Burnsville Solid Waste Rev. Refunding Series 2003-A (Freeway Transfer Inc. Proj.), 4.15%, 4/1/10 (4)	940,713
500,000	Cohasset Pollution Ctrl. Rev. Refunding Series 2004 (Allete, Inc. Proj.), 4.95%, 7/1/22	511,395
560,000	E. Grand Forks Indus. Dev. Rev. Refunding Series 2001-B (Am. Crystal Sugar Proj.), 5.40%, 4/1/11	569,145
130,000	Guam Economic Dev. Auth. Tobacco Settlement Asset-Backed Series 2001-A, 5.00%, 5/15/22	131,483
1,000,000	Guam Econ. Dev. Auth. Tobacco Settlement Asset-Backed Rev. Series 2001-B,
	zero coupon, 5.20% Effective Yield on Purchase Date, 5/15/15	994,130
	Laurentian Energy Auth. MN Cogeneration Rev. Series 2005-A:
650,000	4.00%, 12/1/08	646,548
965,000	4.00%, 12/1/09	956,527
1,500,000	MN Public Facs. Auth. Water Pollution Ctrl. Rev. Series 1998, 5.00%, 3/1/14	1,517,835
	Owatonna Industrial Dev. Rev. Series 1997 (Slidell, Inc. Proj.):
280,000	7.25%, 5/1/14 (4)(7)	145,600
505,000	7.375%, 5/1/17 (4)(7)	262,600
20,000	7.375%, 5/1/20 (4)(7)	10,400
10,000	7.50%, 5/1/24 (7)	5,200
	Puerto Rico Childrens Trust Fund Tobacco Settlement Rev.:
300,000	Series 2002, 4.00%, 5/15/10	299,379
2,040,000	Series 2002, 5.375%, 5/15/33	2,135,023
465,000	Roseville Dev. Rev. Refunding Series 2004 (Roseville Office Plaza Proj.), 4.625%, 8/1/12	469,836
265,000	Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.) (LOC First Trust), 5.75%, 4/1/18 (4)	265,533
1,700,000	Seaway Port Auth. Dock & Wharf Rev. Refunding Series 2004 (Cargill, Inc. Proj.), 4.20%, 5/1/13	1,705,661
	St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998-J:
65,000	4.75%, 3/1/08	65,486
95,000	5.125%, 3/1/12	96,969
500,000	5.35%, 3/1/18	510,045
	Virgin Islands Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001:
750,000	zero coupon, 4.95% effective yield on purchase date, 5/15/14	740,790
1,535,000	5.00%, 5/15/21	1,557,979

		15,725,871

Insured (8.6%)
	Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.) (ACA insured):
565,000	5.25%, 9/15/18	572,418
275,000	5.30%, 9/15/28	278,415
20,000	Itasca Co. ISD No. 318 G.O. Series 1996 (MBIA insured), 5.20%, 2/1/10	20,024

See accompanying notes to portfolios of investments on page 62.     49

Part B

Sit Minnesota Tax-Free Income Fund March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

	Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth. Care Sys. Rev. Series 1993-A (Healthspan Hlth. Sys. Proj.) (Ambac insured):
200,000	5.00%, 11/15/13	201,398
3,450,000	4.75%, 11/15/18	3,452,139
	Minneapolis & St. Paul Metro Airport Comm. Airport Rev. (Ambac insured):
1,650,000	Series 1998-B, 5.25%, 1/1/13 (4)	1,681,053
75,000	Series 1999-B, 5.25%, 1/1/18 (4)	77,202
530,000	MN HFA Single Family Mtg. Rev. Series 2001-A (MBIA insured), 5.35%, 7/1/17	543,446
500,000	NE Metro Intermediate School Dist. No. 916 C.O.P. Series 2004, 4.25%, 1/1/14	505,535
305,000	North Mankato Impt. G.O. Series 2000-A (FGIC insured), 4.75%, 2/1/10	305,247
	Perham Gas Utility Rev. Series 1999 (Radian insured):
300,000	5.35%, 6/1/19	308,343
50,000	5.45%, 6/1/29	51,084
1,000,000	Puerto Rico Commonwealth Hwy. & Trnsn. Auth. Rev. Ref. Series 2007-N, variable rate, 7/1/45	1,001,500
100,000	Puerto Rico Elec. Pwr. Auth. Rev. Ref. Series 1997-C (MBIA-IBC insured), 5.25%, 7/1/09	101,883
200,000	Puerto Rico Indus. Tourist Educ. Med. & Environmental Ctl. Facs. Rev. Series 1995-A (Hosp. Auxilio Oblig. Group Proj.) (MBIA insured), 6.25%, 7/1/16	200,416
5,000,000	Puerto Rico Commonwealth Infrastruc. Fin. Auth. Special Obligation Series 2000-A, 5.50%, 10/1/32	5,347,300
100,000	Rockford Impt. G.O. Series 1998 (Ambac insured), 4.30%, 12/1/07	100,101
510,000	St. Cloud Hosp. Facs. Rev. Ref. (St. Cloud Hosp. Proj.) (Ambac insured),
	Series 1996-B, 5.00%, 7/1/20	515,523
	St. Cloud Hlth. Care Rev. Series 2000-A (St. Cloud Hosp. Obligated Group) (FSA insured):
200,000	5.125%, 5/1/09	205,978
250,000	5.75%, 5/1/26	265,535
2,345,000	St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (Civic Center Proj.) (FSA insured), 7.10%, 11/1/23	2,878,933
130,000	Scott Co. Hsg. & Redev. Auth. Fac. Lease Rev. Series 1997 (Justice Ctr. Proj.) (Ambac insured),
	5.50%, 12/1/15	131,534
3,100,000	Southern MN Pwr. Agy. Pwr. Supply Sys. Rev Series 2006, 4.84%, 1/1/13	3,091,754
805,000	Waconia Hlth. Care Facs. Rev. Series 1999-A (Ridgeview Med. Ctr. Proj.) 6.125%, 1/1/29	849,758
1,750,000	White Earth Band of Chippewa Indians Rev. Series 2000-A (ACA insured), 7.00%, 12/1/11	1,864,660
145,000	Worthington Perm. Impt. Revolving Fd. G.O. Series 1998-A (FSA insured), 4.50%, 2/1/10	145,088

		24,696,267

Multifamily Mortgage (22.0%)
	Apple Valley Multifamily Hsg. Rev. Refunding Series 1998-A (Mtg. Loan/Apple Valley Villa Proj.) (GNMA collateralized):
40,000	4.90%, 8/1/09	40,442
1,520,000	5.25%, 8/1/18	1,539,258
	Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. (Courtyard Res. Proj.):
645,000	Series 2000-A, 7.15%, 1/1/20	680,352
500,000	Series 2000-A, 7.25%, 1/1/32	526,575
2,715,000	Carver Co. Hsg. & Redev. Auth. Multifamily Hsg. Gross Rev. & Ltd. Tax Refunding Series 1997-A (Lake Grace Apts. Proj.), 6.00%, 7/1/28	2,762,675
	Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg. Partners Proj.):
155,000	5.00%, 9/1/09 (4)	152,436
495,000	5.375%, 9/1/14 (4)	480,987
500,000	Cloquet Hsg. Fac. Rev. Ref. Series 2005-A (HADC Cloquet LLC Proj.), 5.50%, 8/1/25	505,710
700,000	Coon Rapids Multifamily Hsg. Rev. Refunding Series 1997-A (Margaret Place Apts. Proj.), 6.50%, 5/1/25	718,977
	Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens Hsg. Corp. Proj.):
115,000	5.30%, 11/1/07	115,038

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

115,000	5.40%, 11/1/08	115,043
170,000	5.50%, 11/1/10	170,044
545,000	5.80%, 11/1/18	545,082
2,000,000	Cottage Grove Sr. Hsg. Rev. Series 2006-A (Cottage Grove, Inc. Proj.), 5.00%, 12/1/31	1,985,840
	Dakota Co. Cmnty. Dev. Agy. Multifamily Hsg. Rev. Ref. Series 2007-A (Commons On Marice Proj.):
240,000	4.30%, 11/1/08	239,882
150,000	4.40%, 11/1/09	149,932
500,000	5.00%, 11/1/22	503,285
1,930,000	Eagan Multifamily Hsg. Rev. Refunding Series 1997-A (Woodridge Apts. Proj.), 5.95%, 2/1/32	1,970,858
	Eden Prairie Multifamily Hsg. Rev. Refunding:
15,000	Series 1997 (Preserve Place Proj.) (GNMA collateralized), 4.90%, 1/20/08	15,097
300,000	Series 1997-A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18	308,403
410,000	Series 1997-A (Preserve Place Proj.) (GNMA collateralized), 5.60%, 7/20/28	420,037
470,000	Senior Series 2001-A (Rolling Hills Proj.) (GNMA collateralized), 6.00%, 8/20/21	512,126
675,000	Senior Series 2001-A (Rolling Hills Proj.) (GNMA collateralized), 6.15%, 8/20/31	733,225
1,185,000	Series 2001-A (Rolling Hills Proj.) (GNMA collateralized), 6.20%, 2/20/43	1,284,481
890,000	Subordinate Series 2001-C (Rolling Hills Proj.), 9.00%, 4/1/43	889,831
	Eveleth Multifamily Hsg. Rev. Sr. Series 2006-A1 (Manor House Woodland Proj.):
200,000	4.90%, 10/1/09	200,070
140,000	4.95%, 10/1/10	140,169
100,000	5.00%, 10/1/11	100,207
155,000	5.10%, 10/1/12	155,405
165,000	5.15%, 10/1/13	165,515
	Faribault Hsg. & Redev. Auth. Govt. Hsg. Dev. Gross Rev. Ref. Series 1998-A (Trails Edge Apts. Proj.):
355,000	5.125%, 2/1/18	360,872
650,000	5.25%, 2/1/28	657,800
	Fairmont Hsg. Fac. Rev. Series 2002-A1 (Homestead-GEAC Proj.):
1,100,000	6.625%, 10/1/11	1,148,851
295,000	6.875%, 10/1/14	311,871
	Fairmont Hsg. Fac. Rev. Series 2005-A (Goldfinch Estates-GEAC Proj.):
300,000	5.75%, 10/1/17	302,871
290,000	6.00%, 10/1/21	295,342
	Golden Valley Rev. Series 1999-A (Covenant Retirement Cmntys. Proj.):
675,000	5.50%, 12/1/25	698,267
1,470,000	5.50%, 12/1/29	1,520,671
	Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts. Proj.):
35,000	Series 1999-B, 5.00%, 10/1/09	35,106
500,000	Series 1999-A, 5.20%, 10/1/19	505,415
1,660,000	Series 1999-A, 5.30%, 10/1/29	1,668,615
	Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.) (Section 8):
100,000	5.85%, 4/1/09	102,078
450,000	6.25%, 4/1/15	459,787
	Hutchinson Hsg. Fac. Rev. (Prince of Peace Apts. Proj.):
115,000	Series 2003-A, 4.00%, 10/1/07	115,074
120,000	Series 2003-A, 4.50%, 10/1/08	120,241
245,000	Inver Grove Heights Nursing Home Rev. Ref. Series 2006 (Presbyterian Homes Care Proj.), 5.50%, 10/1/33	248,820
1,400,000	Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)	1,430,800
	Maplewood Multifamily Refunding Rev. (Village on Woodlyn Proj.):
1,605,000	Series 1999-A (GNMA collateralized), 6.75%, 7/20/30 (4)	1,659,747
100,000	Subordinate Series 1999-C-1, 8.00%, 11/1/30 (4)	102,074

See accompanying notes to portfolios of investments on page 62.     51

Part B

Sit Minnesota Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

245,000	Subordinate Series 1999-C-2, 8.00%, 11/1/30 (4)	250,081
	Minneapolis Multifamily Hsg. Rev.:
355,000	Series 1996 (Belmont Apts.), 7.25%, 11/1/16	361,323
305,000	Series 1996-A (Nicollet Towers) (Section 8), 5.60%, 6/1/08	308,447
5,020,000	Series 1996-A (Nicollet Towers) (Section 8), 6.00%, 12/01/19	5,097,408
115,000	Ref. Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 4.75%, 12/20/12 (4)	116,035
1,000,000	Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18 (4)	1,010,440
320,000	Series 2000 (Garr Scott Loft Proj.) (LOC U.S. Bank), 5.95%, 5/1/30 (4)	332,029
500,000	Series 2002-A (Keeler Apts. Proj.), 7.00%, 10/1/17	560,425
30,000	Series 2003-A (Sumner Proj.) (GNMA collateralized), 3.00%, 8/20/08 (4)	29,678
	Ref. Series 2007-A (Keeler Apts. Proj.):
150,000	4.50%, 10/1/12	149,279
580,000	4.65%, 10/1/15	576,903
	Moorhead Sr. Hsg. Rev. Series 2006 (Sheyenne Crossing Proj.):
300,000	5.00%, 4/1/13	302,211
170,000	5.10%, 4/1/14	172,145
85,000	Series 2004-A, 4.875%, 8/1/24 (4)	86,080
	Series 1997-A:
60,000	5.40%, 8/1/10 (4)	61,067
125,000	5.45%, 8/1/11(4)	127,224
100,000	Series 2000-A (Section 8), 5.375%, 2/1/09 (4)	102,195
1,350,000	MN HFA Residential Hsg. Rev. Series 2006-I, 5.00%, 7/1/21 (4)	1,394,348
	Minnetonka Multifamily Hsg. Rev. Ref. Series 1999-A (GNMA coll.) (Archer Heights Apts. Proj.):
540,000	5.10%, 7/20/13 (4)	556,740
975,000	5.20%, 1/20/18 (4)	1,002,719
	Northwest MN Multi Co. Hsg. & Redev. Auth. Hsg. Rev. Series 2005-A (Pooled Hsg. Proj.):
145,000	4.50%, 7/1/09	143,737
115,000	4.75%, 7/1/10	113,782
	Norwood Young America Econ. Dev. Auth. Gov. Rev. Series 2005-A (Harbor at Peace Village Proj.):
150,000	5.35%, 8/1/15	149,589
200,000	5.625%, 8/1/20	201,416
550,000	5.75%, 8/1/25	553,196
250,000	6.00%, 8/1/31	252,423
	Oakdale Multifamily Sr. Hsg. Rev. Refunding Series 2004 (Oak Meadows Proj.):
325,000	4.25%, 4/1/08	326,901
600,000	5.00%, 4/1/12	616,008
	Oronoco Multifamily Hsg. Rev. Ref. Series 2006 (Wedum Shorewood Campus Proj.):
600,000	4.65%, 6/1/09	594,024
725,000	4.70%, 6/1/11	713,219
	Pine City Hlth. Care & Hsg. Rev. Series 2006-A (North Branc Proj.):
125,000	4.50%, 10/20/16	128,528
300,000	4.75%, 10/20/21	307,215
500,000	Richfield Sr. Hsg. Rev. Refunding Series 2004-A (Richfield Sr. Hsg., Inc. Proj.), 5.00%, 12/1/15	493,605
2,800,000	Rochester Multifamily Rev. Refunding Series 2000-A (Weatherstone Apts. Proj.) (LOC Household Fin.) (Mandatory Put 9/1/17) 6.375%, 9/1/37 (4)	3,103,100
	Roseville Hsg. Fac. Rev. Refunding Bonds Series 1998 (College Properties Inc. Proj.):
2,820,000	5.60%, 10/1/13	2,821,382
100,000	5.875%, 10/1/28	100,061
80,000	Sherburne Co. Hsg. & Redev. Auth. Lease Rev. Series 1997, 5.50%, 2/1/17	80,085
	Shoreview Sr. Hsg. Rev. Series 2005-A (Shoreview Sr. Residence Proj.):
110,000	3.50%, 5/1/08	108,755

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

115,000	3.75%, 5/1/09	113,154
600,000	St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1998 (Northway Manor Apts. Proj.) (Section 8), 5.35%, 12/1/18	588,786
	St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
1,515,000	Series 1993 (Germain Towers Proj.) (Section 8), 5.90%, 9/1/20	1,496,972
60,000	Series 1999-A (Parkview Terrace Apts. Proj.) (Section 8), 5.00%, 6/1/09	55,070
500,000	St. Louis Park Multifamily Hsg. Rev. Refunding Series 1998-A (Park Ridge Apts. Proj.) (GNMA collateralized), 5.25%, 11/1/20	515,445
	St. Louis Park Rev. Ref. Series 2006 (Roitenberg Family Proj.):
140,000	4.65%, 8/15/09	140,799
525,000	5.50%, 8/15/26	534,844
200,000	St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev. Series 1995 (Sun Cliffe Apts. Proj.) (GNMA collateralized), 5.875%, 7/1/15	202,590
3,170,000	St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.) Senior
	Series 1998-1A (GNMA collateralized), 6.95%, 4/20/33	3,360,897
735,000	Stillwater Multifamily Hsg. Rev. Series 2007 (Orleans Homes LP Proj.), 5.00%, 2/1/17 (4)	732,126
120,000	Victoria Sr. Hsg. Rev. Series 2003 (Chanhassen, Inc. Proj.), 5.50%, 8/1/18	123,259
	Washington Co. Hsg. & Redev. Auth. Governmental Hsg. Rev. Ref. Series:
755,000	1999-A (Briar Pond Apts. Proj.) (GNMA collateralized), 5.50%, 2/20/14	773,082
695,000	2002 (Woodland Park Apts. Proj.) (Co. Guaranteed), 4.70%, 10/1/26	702,388
500,000	Woodbury Econ. Dev. Auth. Sr. Hsg. Rev. Series 2006-B (Summerhouse Woodbury Proj.),
	5.75%, 6/1/41	513,475
250,000	Worthington Sr. Hsg. Rev. Series 2003-A (Meadows Worthington Proj.), 4.50%, 12/1/33	248,243

		63,376,217

Municipal Lease (3.1%) (5)
500,000	Andover Econ. Dev. Auth. Public Fac. Lease Rev. Series 2004 (Cmnty. Ctr. Proj.), 5.125%, 2/1/24	524,785
40,000	Anoka Co. C.O.P. Series 1998, 5.40%, 6/1/28	40,499
100,000	Big Lake Econ. Dev. Auth. Public Proj. Rev. Series 2005-A, 4.20%, 2/1/10	99,863
175,000	Cambridge Econ. Dev. Auth. Public Fac. Lease Rev. Refunding Series 1998, 4.50%, 2/1/10	175,003
2,137,791	Carver Scott Co. Lease Purchase Agreement Series 2005, 5.00%, 8/4/20	2,146,534
50,000	Chaska Econ. Dev. Auth. ISD No. 112 Sch. Facs. Lease Rev. Series 1999-A, 5.125%, 12/1/09	51,715
89,000	Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993-A (Community Provider Program), 5.70%, 8/1/13	92,441
150,000	Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations Proj.), 6.10%, 2/1/08	150,159
792,085	Intermediate Sch. Dist. 287 Lease Rev. Series 2006, 4.78%, 3/15/13	809,027
125,000	Mountain Iron Hsg. & Redev. Auth. Rev. Series 2001-A (Arrowhead Library Sys. Proj.), 5.00%, 9/1/09	127,015
1,233,260	St. Paul Lease Series 1998 (City Hall Annex Building), 5.71%, 10/1/18	1,261,453
400,000	St. Paul Hsg. & Redev. Auth. Lease Rev. Series 2000 (Rivercentre Pkg. Ramp Proj.), 5.70%, 5/1/08	407,940
520,000	Scott Co. Hsg. & Red. Auth. Fac. Lease Rev. Series 1998 (Workforce Ctr. Proj.), 5.00%, 2/1/18	524,207
	Virginia Hsg. & Redev. Auth. Hlth. Care Fac. Lease Rev. Series 2005:
300,000	4.00%, 10/1/07	299,823
275,000	4.00%, 10/1/08	274,483
300,000	4.00%, 10/1/09	299,010
300,000	4.50%, 10/1/10	303,000
200,000	5.00%, 10/1/11	206,172
1,200,000	5.125%, 10/1/20	1,248,204

		9,041,333

Public Facilities (0.4%)
50,000	MN Agr. Soc. State Fair Rev. Series 2003, 5.00%, 9/15/20	51,869
250,000	Rockville Econ. Dev. Auth. Pub. Proj. Lease Rev. Series 2005-A, 4.00%, 2/1/14	247,468
	Spring Grove Econ. Dev. Auth. Pub. Proj. Rev. Series 2006-A:
135,000	4.625%, 2/1/12	136,145

See accompanying notes to portfolios of investments on page 62.	53

Part B

Sit Minnesota Tax-Free Income Fund
March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

255,000	5.00%, 2/1/16	258,973
125,000	5.10%, 2/1/18	127,018
	Victoria Recreational Facility Gross Rev. Series 2002:
70,000	4.75%, 2/1/12	70,932
75,000	4.75%, 8/1/12	75,998
85,000	5.10%, 8/1/15	86,801
205,000	Victoria Rec. Fac. Gross Rev. Ref. Crossover Series 2006-A, 4.55%, 8/1/17	205,812

		1,261,016

Single Family Mortgage (4.5%)
2,992,095	Dakota Co. Cmnty. Dev. Agy. Single Family Mtg. Rev. Series 2006 (FNMA, GNMA, &
	FHLMC backed), 5.30%, 12/1/39	3,173,685
	Minneapolis- St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev. (FNMA & GNMA backed):
35,000	Series 1997, 6.25%, 11/1/30	36,954
1,441,246	Series 2005-A3, 5.10%, 4/1/27	1,490,695
	MN HFA Single Family Mtg. Rev.:
200,000	Series 1994-E, 5.90%, 7/1/25	203,026
90,000	Series 1996-D, 6.00%, 1/1/16	91,025
70,000	Series 1997-A, 5.60%, 7/1/09	71,096
260,000	Series 1997-I, 5.50%, 1/1/17	264,688
155,000	Series 1996-H, 6.00%, 1/1/21	156,742
580,000	Series 1997-D, 5.85%, 7/1/19 (4)	588,909
35,000	Series 1997-E, 5.90%, 7/1/29 (4)	35,555
15,000	Series 1997-G, 6.00%, 1/1/18	15,183
800,000	Series 1998-C, 5.25%, 1/1/17	807,464
65,000	Series 1998-F-1, 4.75%, 7/1/07	65,086
45,000	Series 1998-F, 4.95%, 7/1/08	45,027
230,000	Series 1998-F-1, 5.45%, 1/1/17	231,888
70,000	Series 1998-F, 5.70%, 1/1/17	70,457
65,000	Series 1998-A, 4.80%, 7/1/09	66,218
70,000	Series 1998-A, 4.90%, 7/1/10	71,429
375,000	Series 1999-B, 5.25%, 1/1/20	376,523
65,000	Series 1999-H, 5.30%, 7/1/11	65,639
110,000	Series 2000-A, 5.75%, 7/1/18	113,084
125,000	Series 2000-C, 6.10%, 7/1/30 (4)	129,359
25,000	Series 2001-B, 4.55%, 7/1/07 (4)	25,036
320,000	Series 2003-I, 4.30%, 7/1/11 (4)	322,656
600,000	Series 2003-I, 5.10%, 7/1/20 (4)	615,504
1,980,000	Series 2006-B, 5.00%, 1/1/37 (4)	2,033,737
1,950,000	Series 2006-M, 4.80%, 7/1/26 (4)	1,964,274

		13,130,939

Transportation (0.0%)
20,000	Minneapolis & St. Paul Met. Arpts. Rev. Series 2001-B (FGIC Insured), 5.75%, 1/1/16 (4)	21,214

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

Utility (1.8%)
1,000,000	Chaska Elec. Rev. Ref. Series 2005-A (Generating Facs. Proj.), 5.25%, 10/1/25	1,067,060
200,000	Delano Wtr. & Pwr. Cmnty. Elec. Rev. Series 2000-A, 5.30%, 12/1/09	200,218
	MN Muni Pwr. Agy. Elec. Rev. Series 2005:
1,475,000	5.00%, 10/1/30	1,532,968
1,900,000	5.00%, 10/1/35	1,970,585
	Princeton Public Utility Sys. Rev. Series 2004:
90,000	3.00%, 4/1/07	89,997
300,000	5.00%, 4/1/24	307,734

		5,168,562

Other Revenue Bonds (8.9%)
	Columbia Heights Commercial Dev. Refunding Rev. Series 1999 (Columbia Park Properties -
	Medical Clinic Proj.):
250,000	5.15%, 12/1/08	251,570
1,750,000	5.60%, 12/1/15	1,770,755
900,000	Commissioner of Iron Range Resources and Rehab. Gross Rev. (Giant’s Ridge Rec. Area Proj.),
	Series 2000, 7.25%, 11/1/16	974,880
800,000	Crystal Governmental Fac. Rev. Series 2006, 5.095%, 12/15/26	812,792
	Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
125,000	Series 1996-1 (LOC-U.S. Bank), 6.00%, 6/1/11	125,418
85,000	Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07 (4)	85,303
500,000	Series 1999-1A (Discount Steel), 5.25%, 6/1/19 (4)	508,050
160,000	Series 2000-G2 (LOC-U.S. Bank), 6.00%, 12/1/20	169,354
490,000	Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.), 6.00%, 7/1/08	486,693
	Minneapolis Tax Increment Rev. Refunding Series 2004 (St. Anthony Falls Proj.):
600,000	4.50%, 2/1/13	596,016
75,000	4.40%, 2/1/09	74,501
100,000	4.50%, 2/1/10	99,051
100,000	4.60%, 2/1/11	99,170
125,000	4.70%, 2/1/12	124,426
125,000	4.80%, 2/1/13	124,904
675,000	Minneapolis Tax Increment Rev. Series 2006 (Grant Park Proj.), 5.00%, 2/1/16	682,742
1,000,000	MN Agr. & Econ. Dev. Board Rev. Series 2000-B (Small Business Dev. Proj.), 7.25%, 8/1/20 (4)	1,046,560
	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. Series 2006 (Metroplaines Proj.):
309,000	4.25%, 8/15/11	307,696
1,205,000	5.00%, 2/15/27	1,209,205
	St. Paul Hsg. & Redev. Auth. Tax Increment Rev.:
155,000	Series 2001 (US Bank Operations Ctr. Proj.), 5.40%, 8/1/09	156,578
100,000	Series 2001 (US Bank Operations Ctr. Proj.), 5.70%, 8/1/12	102,569
800,000	Series 2001 (US Bank Operations Ctr. Proj.), 6.125%, 8/1/19	834,136
1,125,000	Series 2002 (North Quadrant Owner Occupied Proj. Phase 2), 7.00%, 2/15/28	1,204,324
1,020,000	Series 2002 (North Quadrant Owner Occupied Proj. Phase 1), 7.50%, 2/15/28	1,069,521
3,000,000	Series 2002-A (Upper Landing Proj.), 6.80%, 3/1/29	3,215,250
2,000,000	Series 2002-B-2 (Upper Landing Proj.), 6.90%, 3/1/29	2,152,820
1,226,000	Series 2002 (Drake Marble Proj.), 6.75%, 3/1/28	1,303,741
1,335,000	Series 2004 (9th St. Lofts Proj.), 6.375%, 2/15/28	1,421,588
	St. Paul Port Auth. Lease Rev. Series 2007-1 (Regions Hosp. Parking Ramp Proj.):
155,000	5.00%, 8/1/09	157,516
200,000	5.00%, 8/1/10	204,296
390,000	5.00%, 8/1/11	400,362

See accompanying notes to portfolios of investments on page 62.	55

Part B

Sit Minnesota Tax-Free Income Fund

March 31, 2007
Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

555,000	5.00%, 8/1/21	567,010
1,150,000	5.00%, 8/1/36	1,161,029
	St. Paul Recreational Facs. Gross Rev. Series 2005 (Highland National Proj.):
205,000	3.50%, 10/1/07	204,807
715,000	5.00%, 10/1/25	754,497
	Steele Co. Hlth. Care Fac. Gross Rev. Refunding Crossover Series 2005-B:
475,000	4.65%, 6/1/20	479,066
300,000	5.00%, 6/1/30	305,589
160,000	Steele Co. Hlth. Care Fac. Gross Rev. Unref. Bal. Series 2000 (Elderly Housing Proj.), 6.625%, 6/1/20	170,218
340,000	Virgin Islands Public Fin. Auth. Rev. Gross Receipts Taxes Loan Series 1999-A, 5.625%, 10/1/10	347,949

		25,761,952

Total municipal bonds (cost: $269,306,821)		273,593,920

Closed-End Mutual Funds (0.2%) (2)
4,700	First American Minnesota Municipal Income Fund II	67,351
29,000	MN Municipal Income Portfolio	416,440

Total closed-end mutual funds (cost: $480,950)		483,791

Short-Term Securities (4.5%) (2)
1,800,000	Burnsville Rev. Series 1996 (YMCA Proj.), variable rate, 8/1/16	1,800,000
1,425,000	Mendota Heights Hsg. MTG Rev. Series 1991, variable rate, 11/1/31	1,425,000
955,000	Midwest Consortium of Utility Rev. Series 2005-A (MN Utilities Assoc. Proj.), variable rate, 1/1/25	955,000
1,000,000	Mpls. & St. Paul Hsg. & Redev. Auth. Hlth. Care Sys. Series 2004-B, variable rate, 8/15/25	1,000,000
1,145,000	Mpls. Nursing Home Rev. Ref. Series 2002 (Catholic Eldercare Proj.), variable rate, 12/1/27	1,145,000
1,820,000	Minneapolis Multifamily Rev. Series 2001 (Seven Corners Apts. Proj.), variable rate, 11/1/31	1,820,000
800,000	MN Higher Educ. Facs. Rev. Series 2003, variable rate, 10/1/33	800,000
1,500,000	Robbinsdale Hlth. Care Facs. Rev. Series 2003 (North Memorial Health Proj.), variable rate, 5/15/33	1,500,000
1,550,000	St. Paul Hsg. & Redev. Auth. Rev. Series 2001 (Cretin -Derham Hall Proj.), variable rate, 2/1/26	1,550,000
1,077,927	Wells Fargo Minnesota Municipal Cash Fund, 2.94%	1,077,927

Total Short-Term Securities (cost: 13,072,927)		13,072,927

Total investments in securities (cost: $282,860,698) (6)		$287,150,638

56	See accompanying notes to portfolios of investments on page 62.

Part B

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Part B

Sit Florida Tax-Free Income Fund
One Year Ended March 31, 2007

Senior Portfolio Managers Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

     The Sit Florida Tax-Free Income Fund provided a return of +3.97% net of fees for the twelve months ended March 31, 2007, compared with a return of +4.28% for the Lehman 5-Year Municipal Bond Index. The Fund’s 30-day SEC yield was 4.05% and its 12-month distribution rate was 3.60%.
     Municipal bond yields fell slightly over the past 12 month period, with yields on intermediate and longer maturities down more than yields on short maturities. The yield curve flattened during the year, but remains positively sloping. Interest rates declined as economic growth began to slow, and the Federal Reserve has held short-term interest rates steady since its latest increase in June 2006. While the Federal Reserve remains focused on containing inflation, the market is anticipating a cut in the targeted rate later this year.
     The Fund’s investment returns from the hospital/health-care, multi-family housing and other revenue sectors outperformed the Lehman 5-Year Municipal Index, with the hospital sector providing the greatest incremental return. The Fund’s duration remained shorter than the Lehman 5-Year Index as it has since the inception of the Fund. That shorter duration has been the primary factor contributing to the Fund’s underperformance relative to the benchmark index. The Fund remains focused on providing attractive tax exempt income and relative stability of principal.

INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Florida Tax-Free Income Fund is to provide a high level of current income that is exempt from federal regular income tax by investing in securities that are exempt from the Florida intangibles tax.
     The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax and that are exempt from the Florida intangible personal property tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. The Fund may invest up to 10% of its assets in securities that generate interest income subject to federal alternative minimum tax.

PORTFOLIO SUMMARY

Net Asset Value 3/31/07:	$9.99 Per Share
3/31/06:	$9.96 Per Share
Total Net Assets:	$3.7 Million
30-day SEC Yield:	4.05%
Tax Equivalent Yield:	6.23%(1)
12-Month Distribution Rate:	3.60%
Average Maturity:	12.4 Years
Duration to Estimated Avg. Life:	2.6 Years(2)
Implied Duration:	3.6 Years(2)

(1) For individuals in the 35.0% federal tax bracket. (2) See next page.

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

Part B

AVERAGE ANNUAL TOTAL RETURNS*

	Sit FL Tax-Free Income Fund	Lehman 5-Year Muni. Bond Index	Lipper FL Muni. Bond Fund Index

3 Month**	0.82	0.93	0.74
6 Month**	1.64	1.56	n/a
1 Year	3.97	4.28	5.16
5 Years	n/a	n/a	n/a
10 Years	n/a	n/a	n/a
Inception (12/31/03)	3.21	2.44	4.07

CUMULATIVE TOTAL RETURNS*

	Sit FL Tax-Free Income Fund	Lehman 5-Year Muni. Bond Index	Lipper FL Muni. Bond Fund Index

1 Year	3.97	4.28	5.16
5 Year	n/a	n/a	n/a
10 Year	n/a	n/a	n/a
Inception (12/31/03)	10.82	8.16	13.83

*As of 3/31/07	**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Lehman 5-Year Municipal Bond Index. The Lip-per returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/03) and held until 3/31/07 would have grown to $11,082 in the Fund or $10,816 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS (% OF TOTAL NET ASSETS)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Part B

Sit Florida Tax-Free Income Fund March 31, 2007

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)

Municipal Bonds (96.1%) (2)

Escrowed to Maturity / Prerefunded (6.5%)
50,000	Jacksonville Elec. Auth. Rev. Refundng Series 1997 Issue 2-14 (St. John’s River Proj.), 4.90%, 10/1/08	50,001
25,000	Orange Co. School Board C.O.P. Series 1997-A, 5.375%, 8/1/22	25,374
20,000	Pinellas Co. Swr. Rev. Series 1998 (FGIC Insured), 5.00%, 10/1/24	20,593
20,000	Tampa - Hillsborough Expressway Auth. Rev. Series 1997, 5.00%, 7/1/27	20,264
	Tampa Rev. Allegany Hlth. Sys.:
50,000	Series 1993 (St. Anthony Hosp. Proj.), 5.125%, 12/1/15	50,303
75,000	Series 1993 (St. Joseph’s Hosp. Proj.) (MBIA insured), 5.125%, 12/1/23	75,454

		241,989

General Obligation (0.7%)
25,000	State Board of Educ. Cap. Outlay G.O. Ref. Series 1989, 5.00%, 6/1/24	25,020

Hospital / Health Care (9.3%)
50,000	Collier Co. Indl. Dev. Auth. Hlth. Care Fac. Rev. Series 2004
	(Naples Cmnty. Hosp. Inc. Proj.), 4.65%, 10/1/34	50,775
	Escambia Co. Hlth. Facs. Auth. Rev. Series 1998 (Baptist Hosp. Proj.):
50,000	5.125%, 10/1/14	51,067
65,000	5.125%, 10/1/19	66,182
15,000	Henderson Hlth. Care Fac. Rev. Series 1998 (Catholic Healthcare West Proj.), 5.125%, 7/1/28	15,268
	Marion Co. Hosp. Dist. Rev. Refunding Series 1999 (Munroe Reg. Proj.):
25,000	5.25%, 10/1/10	26,000
50,000	5.50%, 10/1/14	52,094
80,000	South Lake Co. Hosp. Dist. Rev. Series 2003 (South Lake Hosp., Inc. Proj.), 5.50%, 10/1/13	84,698

		346,084

Industrial / Pollution Control (2.2%)
50,000	Hillsborough Co. Indl. Dev. Auth. Pollution Ctrl. Rev. Series 2002 (Tampa Electric Co. Proj.), 5.50%, 10/1/23	52,862
30,000	Jacksonville Pollution Ctrl. Rev. Ref. Series 1996 (Anheuser-Busch Proj.), 5.70%, 8/1/31	30,025

		82,887

Insured (44.2%)
50,000	Bay Med. Ctr. Hosp. Rev. Ref. Series 1996 (Bay Med. Ctr. Proj.) (Ambac insured), 5.55%, 10/1/15	51,058
60,000	Clearwater Hsg. Auth. Rev. Refunding Series 1997 (Hamptons at Clearwater Proj.) (ACA insured), 5.40%, 5/1/13	61,507
45,000	Cocoa Cap. Impt. Rev. Series 1998 (MBIA Insured), 5.00%, 10/1/22	46,120
150,000	Dade Co. Special Oblig. Rev. Refunding Series 1996-B (Ambac insured), 5.00%, 10/1/35	151,713
45,000	First FL Govt. Financing Comm. Unrefunded Rev. Series 1997 (MBIA insured), 5.70%, 7/1/17	45,666
45,000	FL Correctional Privatization C.O.P. Series 1995-B (Ambac insured), 5.00%, 8/1/17	45,190
50,000	FL HFC Hsg. Rev. Series 2000-D-1 (Augustine Club Apts. Proj.) (Ambac insured), 5.75%, 10/1/30	52,421
100,000	Halifax Hosp. Med. Ctr. Health Care Fac. Rev. Series 1998-A (Halifax Mgmt. Sys. Proj.) (ACA insured), 5.00%, 4/1/12	101,656
90,000	Hillsborough Co. Educ. Fac. Auth. Rev. Refunding Series 1998 (Univ. of Tampa Proj.) (Radian insured), 5.75%, 4/1/18	93,362
	Lakeland Hosp. Sys. Rev. Refunding (Lakeland Regl. Med. Ctr. Proj.) (MBIA insured):
80,000	Series 1996, 5.25%, 11/15/25	81,655

Part B

Quantity ($)	Name of Issuer	Market Value ($)(1)

50,000	Series 1997, 5.00%, 11/15/22	50,716
40,000	Miami - Dade Co. Impts. Public Svc. Tax Rev. Series 1999, 5.00%, 10/1/23	41,374
	Miami - Dade Co. Special Oblig. Rev. Series 1997-B (MBIA insured), zero coupon:
265,000	5.44% effective yield, 10/1/33	63,433
100,000	4.79% effective yield, 10/1/35	94,378
20,000	Ocala Cap. Impts. Rev. Series 1995 (Ambac insured), 5.375%, 10/1/22	20,150
60,000	Orlando & Orange Co. Expwy. Auth. Rev. Junior Lien Series 1998 (FGIC insured), 5.00%, 7/1/28	61,212
90,000	Palm Beach Co. Hlth. Facs. Auth. Rev. Series 1993 (Jupiter Med. Ctr. Proj.) (FSA insured), 5.25%, 8/1/18	90,098
45,000	Pinellas Co. Educ. Fac. Auth. Rev. Series 2006 (Eckerd College Proj.) (ACA insured), 4.50%, 10/1/14	45,905
55,000	Pinellas Co. Swr. Rev. Ref. Series 1998 (FGIC Insured), 5.00%, 10/1/24	56,370
	Port Everglades Auth. Rev. Refunding & Impt. Series 1989-A:
45,000	(FSA insured), 5.00%, 9/1/16	45,119
150,000	(MBIA-IBC insured), 5.00%, 9/1/16	150,305
25,000	South Fork Auth. Hosp. Rev. Series 1998-B (Conemaugh Valley Memorial Hosp. Proj.), 5.375%, 7/1/22	25,637
170,000	Village Ctr. Cmnty. Dev. Dist. Recreational Rev. Series 1998-A (MBIA insured), 5.00%, 11/1/21	174,592

		1,649,637

Multifamily Mortgage (15.6%)
100,000	Broward Co. Hsg. Fin. Auth. Multifamily Rev. Refunding Series 1996 (Tamarac Pointe Apts. Proj.) (GNMA collateralized), 6.15%, 7/1/16	102,052
100,000	Capital Trust Agy. Hsg. Rev. Series 2005-B (Atlantic Hsg. Foundation Proj.), 4.50%, 7/1/15	101,198
45,000	Capital Trust Agy. Multifamily Rev. Sr. Series 2003-A (Golf Villas, Rivermill, and Village Square Apts. Proj.), 4.75%, 6/1/13	43,882
45,000	Collier Co. HFA Multifamily Hsg. Rev. Series 2002-C (Goodlette Arms Proj.), 5.25%, 8/15/15	46,607
20,000	Dade Co. Hsg. Fin. Auth. Multifamily Rev. Refunding Series 1996-A (New Horizons Proj.) (FHA insured), 5.88%, 7/15/24	20,616
120,000	Orange Co. Hlth. Facs. Auth. Rev. Refunding Series 2005 (Orlando Lutheran Proj.), 4.625%, 7/1/09	118,943
150,000	Plantation Hlth. Facs. Auth. Rev. Refunding Series 1998 (Covenant Village Proj.), 5.125%, 12/1/22	151,460

		584,758

Other Revenue Bonds (17.6%)
100,000	Arbor Greene Cmnty. Dev. Dist. Special Assessment Rev. Ref. Series 2006, 5.00%, 5/1/19	105,670
80,000	Belmont Cmnty. Dev. Dist. Impt. Rev. Series 2006-B, 5.125%, 11/1/14	79,773
5,000	Double Branch Cmnty. Dev. Dist. Rev. Series 2003-C, 5.125%, 5/1/08	5,000
100,000	Fiddlers Creek Cmnty. Dev. Dist. No. 2 Rev. Series 2003-B, 5.75%, 5/1/13	103,148
100,000	Forest Creek Cmnty. Dev. Dist. Impt. Rev. Series 2005-B, 4.85%, 5/1/11	99,120
100,000	Heritage Isle At Viera Cmnty. Dev. Dist. Spl. Assessment Series 2006, 5.00%, 11/1/13	99,222
5,000	Mediterra North Cmnty. Dev. Dist. Impt. Rev. Series 2001-B, 6.00%, 5/1/08	5,021
10,000	Parklands Lee Cmnty. Dev. Dist. Rev. Series 2004-B, 5.125%, 5/1/11	10,004
100,000	Sterling Hill Cmnty. Dev. Dist. Cap. Impt. Rev. Series 2006-B, 5.10%, 5/1/11	100,215
50,000	West Villages Impt. Dist. Rev. Special Assessment Series 2006, 5.50%, 5/1/37	50,095

		657,268

Total municipal bonds (cost: $3,577,804)		3,587,643

Total investments in securities (cost: $3,577,804) (6)		$3,587,643

See accompanying notes to portfolios of investments on page 62.	61

Part B

Sit Mutual Funds March 31, 2007

Notes to Portfolios of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	At March 31, 2007, 3.1% of net assets in the U.S. Government Securities Fund were invested in GNMA mobile home pass-through securities.

(4)

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2007, 9.2% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5)

Rule 144A Securities, Section 4(2) Commercial Paper, and Municipal Lease Securities (“Restricted Securities”) held by the Funds which have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

(6)	At March 31, 2007 the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	Money Market Fund	U.S. Government Securities Fund	Tax-Free Income Fund

Cost for federal income tax purposes	$52,734,441	$201,029,014	$387,603,050

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	—	$1,260,634	$3,907,709
Gross unrealized depreciation	—	(2,413,619)	(12,813,680)

Net unrealized appreciation (depreciation)	—	($1,152,985)	($8,905,971)

	Minnesota Tax-Free Income Fund	Florida Tax-Free Income Fund

Cost for federal income tax purposes	$282,860,698	$3,577,804

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$5,099,738	$18,704
Gross unrealized depreciation	(809,798)	(8,865)

Net unrealized appreciation (depreciation)	$4,289,940	$9,839

(7)

These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at March 31, 2007, is $6,100,117 and $423,800 in the Tax-Free Income and Minnesota Tax-Free Income Funds respectively, which represents 1.6% and 0.1% of the Fund’s net assets, respectively.

(8)	Presently non-income producing securities. Items identified are in default as to payment of interest.

(9)

At March 31, 2007, the total cost of investments purchased on a when-issued or forward-commitment basis was $3,405,068 and $560,980 for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively

Part B

This page has been left blank intentionally.

Part B

Sit Mutual Funds March 31, 2007

Statements of Assets and Liabilities

	Money Market Fund	U.S. Government Securities Fund	Tax-Free Income Fund

ASSETS
Investments in securities, at identified cost	$52,734,441	$201,029,014	$387,603,050

Investments in securities, at market value - see accompanying schedules for detail	$52,734,441	$199,876,029	$378,697,079
Cash in bank on demand deposit	297	213,228	—
Accrued interest and dividends receivable	—	1,212,993	5,020,720
Receivable for investment securities sold	—	2,463,512	2,697,228
Receivable for principal paydowns	—	93,916	—
Other receivables	—	—	15,000
Receivable for Fund shares sold	15	86,486	318,663

Total assets	52,734,753	203,946,164	386,748,690

LIABILITIES
Disbursements in excess of cash balances	—	—	519,742
Payable for investment securities purchased - when issued (note 1)	—	—	3,405,068
Payable for investment securities purchased	—	4,000,624	3,622,250
Payable for Fund shares redeemed	—	648,827	128,982
Cash portion of dividends payable to shareholders	198,293	785,815	1,273,208
Other payables	—	1,082	12,506
Accrued investment management and advisory services fee	20,684	131,723	237,789

Total liabilities	218,977	5,568,071	9,199,545

Net assets applicable to outstanding capital stock	$52,515,776	$198,378,093	$377,549,145

Net assets consist of:
Capital (par value and paid-in surplus)	$52,515,776	$203,351,767	$415,194,187
Undistributed (distributions in excess of) net investment income	—	—	—
Accumulated net realized gain (loss) from security transactions	—	(3,820,689)	(28,739,071)
Unrealized appreciation (depreciation) on investments	—	(1,152,985)	(8,905,971)

	$52,515,776	$198,378,093	$377,549,145

Outstanding shares	52,519,251	18,792,328	38,827,764

Net asset value per share of outstanding capital stock	$1.00	$10.56	$9.72

Part B

	Minnesota Tax-Free Income Fund	Florida Tax-Free Income Fund

ASSETS
Investments in securities, at identified cost	$282,860,698	$3,577,804

Investments in securities, at market value - see accompanying schedules for detail	$287,150,638	$3,587,643
Cash in bank on demand deposit	16,306	96,136
Accrued interest and dividends receivable	4,492,151	64,122
Receivable for investment securities sold	—	—
Receivable for principal paydowns	—	—
Other receivables	1,486	—
Receivable for Fund shares sold	—	—

Total assets	291,660,581	3,747,901

LIABILITIES
Disbursements in excess of cash balances	—	—
Payable for investment securities purchased - when issued (note 1)	560,980	—
Payable for investment securities purchased	1,000,519	—
Payable for Fund shares redeemed	—	—
Cash portion of dividends payable to shareholders	986,988	11,280
Other payables	—	—
Accrued investment management and advisory services fee	190,568	2,460

Total liabilities	2,739,055	13,740

Net assets applicable to outstanding capital stock	$288,921,526	$3,734,161

Net assets consist of:	$294,297,168	$3,739,325
Capital (par value and paid-in surplus)	—	249
Undistributed (distributions in excess of) net investment income	(9,665,582)	(15,252)
Accumulated net realized gain (loss) from security transactions	4,289,940	9,839

Unrealized appreciation (depreciation) on investments	$288,921,526	$3,734,161

Outstanding shares	28,289,923	373,841

Net asset value per share of outstanding capital stock	$10.21	$9.99

See accompanying notes to financial statements on pages 70-74.     65

Part B

Sit Mutual Funds One Year Ended March 31, 2007

Statements of Operations

	Money Market Fund	U.S. Government Securities Fund	Tax-Free Income Fund

Investment income:
Income:
Interest	$3,368,767	$11,504,522	$17,280,487

Total income	3,368,767	11,504,522	17,280,487

Expenses (note 3):
Investment management and advisory services fee	487,686	1,799,020	2,935,165
Less fees and expenses absorbed by investment adviser	(164,255)	(99,726)	(117,581)

Total net expenses	323,431	1,699,294	2,817,584

Net investment income	3,045,336	9,805,228	14,462,903

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	—	(995,910)	755,205

Net change in unrealized appreciation (or depreciation) on investments	—	3,040,999	(838,265)

Net gain (loss) on investments	—	2,045,089	(83,060)

Net increase (decrease) in net assets resulting from operations	$3,045,336	$11,850,317	$14,379,843

Part B

	Minnesota Tax-Free Income Fund	Florida Tax-Free Income Fund

Investment income:
Income:
Interest	$13,647,373	$171,255

Total income	13,647,373	171,255

Expenses (note 3):
Investment management and advisory services fee	2,192,609	31,117
Less fees and expenses absorbed by investment adviser	—	—

Total net expenses	2,192,609	31,117

Net investment income	11,454,764	140,138

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	46,712	2,503

Net change in unrealized appreciation (or depreciation) on investments	2,372,026	10,868

Net gain (loss) on investments	2,418,738	13,371

Net increase (decrease) in net assets resulting from operations	$13,873,502	$153,509

See accompanying notes to financial statements on pages 70-74.     67

Part B

Sit Mutual Funds

Statements of Changes in Net Assets

	Money Market Fund		U.S. Government Securities Fund

	Year ended March 31, 2007	Year ended March 31, 2006	Year ended March 31, 2007	Year ended March 31, 2006

Operations:
Net investment income	$3,045,336	$2,041,527	$9,805,228	$10,362,410
Net realized gain (loss) on investments	—	—	(995,910)	750,613
Net change in unrealized appreciation (depreciation) of investments	—	—	3,040,999	(4,611,298)

Net increase (decrease) in net assets resulting from operations	3,045,336	2,041,527	11,850,317	6,501,725

Distributions to shareholders from:
Net investment income	(3,045,336)	(2,041,527)	(9,805,228)	(10,362,410)
Net realized gains on investments	—	—	—	—

Total distributions	(3,045,336)	(2,041,527)	(9,805,228)	(10,362,410)

Capital share transactions:
Proceeds from shares sold	228,663,487	296,220,951	54,637,396	71,154,845
Reinvested distributions	1,685,472	1,012,883	9,659,292	9,696,616
Payments for shares redeemed	(247,515,120)	(265,692,551)	(102,358,453)	(101,005,681)

Increase (decrease) in net assets from capital share transactions	(17,166,161)	31,541,283	(38,061,765)	(20,154,220)

Total increase (decrease) in net assets	(17,166,161)	31,541,283	(36,016,676)	(24,014,905)
Net assets
Beginning of period	69,681,937	38,140,654	234,394,769	258,409,674

End of period	$52,515,776	$69,681,937	$198,378,093	$234,394,769

Capital transactions in shares:
Sold	228,663,487	296,221,341	5,218,496	6,709,932
Reinvested distributions	1,685,472	1,012,883	922,551	913,343
Redeemed	(247,515,120)	(265,692,551)	(9,768,659)	(9,546,473)

Net increase (decrease)	(17,166,161)	31,541,673	(3,627,612)	(1,923,198)

Part B

	Tax-Free Income Fund		Minnesota Tax-Free Income Fund		Florida Tax-Free Income Fund

	Year ended March 31, 2007	Year ended March 31, 2006	Year ended March 31, 2007	Year ended March 31, 2006	Year ended March 31, 2007	Year ended March 31, 2006

Operations:
Net investment income	$14,462,903	$13,551,425	$11,454,764	$10,095,953	$140,138	$130,583
Net realized gain (loss) on investments	755,205	163,813	46,712	(1,717,166)	2,503	(848)
Net change in unrealized appreciation (depreciation) of investments	(838,265)	(1,877,414)	2,372,026	2,238,861	10,868	3,022

Net increase (decrease) in net assets resulting from operations	14,379,843	11,837,824	13,873,502	10,617,648	153,509	132,757

Distributions to shareholders from:
Net investment income	(14,462,903)	(13,551,425)	(11,454,764)	(10,095,953)	(140,138)	(130,583)
Net realized gains on investments	—	—	—	—	—	—

Total distributions	(14,462,903)	(13,551,425)	(11,454,764)	(10,095,953)	(140,138)	(130,583)

Capital share transactions:
Proceeds from shares sold	112,626,064	102,432,805	94,800,905	82,036,189	334,573	1,659,197
Reinvested distributions	12,778,006	11,757,251	9,353,492	8,392,121	132,262	123,600
Payments for shares redeemed	(114,719,972)	(99,396,238)	(80,963,635)	(60,672,379)	(507,857)	(1,195,917)

Increase (decrease) in net assets from capital share transactions	10,684,098	14,793,818	23,190,762	29,755,931	(41,022)	586,880

Total increase (decrease) in net assets	10,601,038	13,080,217	25,609,500	30,277,626	(27,651)	589,054
Net assets
Beginning of period	366,948,107	353,867,890	263,312,026	233,034,400	3,761,812	3,172,758

End of period	$377,549,145	$366,948,107	$288,921,526	$263,312,026	$3,734,161	$3,761,812

Capital transactions in shares:
Sold	11,588,831	10,475,538	9,310,566	8,076,581	33,692	166,249
Reinvested distributions	1,315,255	1,201,483	919,038	826,211	13,256	12,389
Redeemed	(11,813,651)	(10,161,560)	(7,954,513)	(5,976,372)	(50,828)	(120,146)

Net increase (decrease)	1,090,435	1,515,461	2,275,091	2,926,420	(3,880)	$58,492

See accompanying notes to financial statements on pages 70-74.     69

Part B

Sit Mutual Funds
Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota and Florida Tax-Free Income Funds which are non-diversified), open-end management investment companies, or series thereof. The Sit Minnesota Tax-Free Income Fund and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. The Sit Florida Tax-Free Income Fund is a series fund of Sit Mutual Funds Trust. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

Fund	Investment Objective
Money Market	Maximum current income with the preservation of capital and maintenance of liquidity.
U.S. Government Securities	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.
Florida Tax-Free Income	High level of current income that is exempt from federal regular income tax by investing in securities that are exempt from the Florida intangibles tax.

Significant accounting policies followed by the Funds are summarized below:

Investments in Securities

Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

Part B

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Interest Income and are generated from the underlying investments.

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery. As of March 31, 2007, the Tax-Free Income and Minnesota Tax-Free Income Funds entered into when-issued or forward commitments valued at $3,405,068 and $560,980, respectively.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

The Florida Tax-Free Income Fund concentrates its investments in Florida, and therefore may have more credit risk related to the economic conditions in the state of Florida than a portfolio with broader geographical diversification.

Line of Credit

The Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus fifty basis points (0.50%). The Funds had no borrowings outstanding during the year ended March 31, 2007.

Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund’s financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Tax positions of the Funds are being evaluated to determine the impact, if any, to the Funds. The adoption of FIN 48 is not anticipated to have a material impact on the Funds.

Part B

Sit Mutual Funds
Notes to Financial Statements (continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2007 were as follows:

Year Ended March 31, 2007:

	Ordinary Income	Long Term Capital Gain	Total

Money Market	$3,045,336	—	$3,045,336
U.S. Government Securities	$9,805,228	—	$9,805,228
Tax-Free Income (*)	$14,462,903	—	$14,462,903
MN Tax-Free Income (*)	$11,454,764	—	$11,454,764
FL Tax-Free Income (*)	$140,138	—	$140,138
(*) 100% of dividends were derived from interest on tax-exempt securities.

Year Ended March 31, 2006:

	Ordinary Income	Long Term Capital Gain	Total

Money Market	$2,041,527	—	$2,041,527
U.S. Government Securities	$10,362,410	—	$10,362,410
Tax-Free Income (*)	$13,551,425	—	$13,551,425
MN Tax-Free Income (*)	$10,095,953	—	$10,095,953
FL Tax-Free Income (*)	$130,583	—	$130,583
(*) 100% of dividends were derived from interest on tax-exempt securities.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)

Money Market	$198,293	—	—
U.S. Government Securities	$785,815	($3,820,689)	($1,152,985)
Tax-Free Income	$1,273,208	($28,739,071)	($8,905,971)
MN Tax-Free Income	$986,988	($9,665,582)	$4,289,940
FL Tax-Free Income	$11,529	($15,252)	$9,839

On the statement of assets and liabilities for the U.S. Government Securities Fund, as a result of permanent book-to-tax differences, a reclassification adjustment of $419,268 was made to decrease additional paid-in capital and increase accumulated net realized gain (loss).

Part B

As of March 31, 2007, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent gains will begin to expire as follows:

	Loss Carryover	Expiration Year

U.S. Government Securities	$3,820,689	2008
Tax-Free Income	$28,739,071	2008
MN Tax-Free Income	$9,665,582	2008
FL Tax-Free Income	$15,252	2013

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended March 31, 2007, were as follows:

	Purchases ($)	Proceeds ($)

U.S. Government Securities Fund	92,417,493	130,271,746
Tax-Free Income Fund	191,877,660	181,729,848
Minnesota Tax-Free Income Fund	101,356,304	77,568,639
Florida Tax-Free Income Fund	958,097	1,062,374

For the Money Market Fund during the period ended March 31, 2007 purchases of and proceeds from sales and maturities of investment securities aggregated $1,473,876,245 and $1,494,487,530, respectively.

(3)	Expenses

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to

Part B

Sit Mutual Funds
Notes to Financial Statements (continued)

investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets

Tax-Free Income Fund	.80%
Minnesota Tax-Free Income Fund	.80%
Florida Tax-Free Income Fund	.80%

	First $50 Million	Over $50 Million

Money Market Fund	.80%	.60%
U.S. Government Securities Fund	1.00%	.80%

For the period October 1, 1993, through December 31, 2007, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund’s average daily net assets in excess of $250 million and .60% of the Fund’s average daily net assets in excess of $500 million. After December 31, 2007, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

For the period October 1, 1993, through December 31, 2007, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund’s average daily net assets. After December 31, 2007, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

Transactions with affiliates
The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2007:

	Shares	% Shares Outstanding

Money Market Fund	22,167,074	42.2	(*)
U.S. Government Securities Fund	557,945	3.0
Tax-Free Income Fund	1,875,959	4.8
Minnesota Tax-Free Income Fund	1,672,204	5.9
Florida Tax-Free Income Fund	256,645	68.7
(*) 29.8% shares owned by other Sit Mutual Funds.

(4)	Financial Highlights

Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated on pages 75 through 79.

Part B

Sit Money Market Fund

Financial Highlights

	Years Ended March 31,

	2007		2006		2005		2004		2003

Net Asset Value:
Beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Operations:
Net investment income	0.05		0.03		0.01		0.01		0.01

Total from operations	0.05		0.03		0.01		0.01		0.01

Distributions to Shareholders:
From net investment income	(0.05)		(0.03)		(0.01)		(0.01)		(0.01)

Net Asset Value:
End of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (1)	4.80%		3.28%		1.24%		0.60%		1.13%

Net assets at end of period (000’s omitted)	$52,516		$69,682		$38,141		$44,610		$73,843

Ratios:
Expenses to average daily net assets	0.50	% (2)	0.50	% (2)	0.50	% (2)	0.50	% (2)	0.50	% (2)
Net investment income to average daily net assets	4.70	% (2)	3.35	% (2)	1.22	% (2)	0.60	% (2)	1.14	% (2)

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to .80% of average daily net assets for the 8rst $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the years ended March 31, 2007, 2006, 2005, 2004, and 2003, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .75%, .76%, .80%, .76%, and .74%, for each of these periods and the ratio of net investment income to average daily net assets would have been 4.45%, 3.09%, .92%, .34%, and .90%, respectively.

Part B

Sit U.S. Government Securities Fund
Financial Highlights

	Years Ended March 31,

	2007		2006		2005		2004		2003

Net Asset Value:
Beginning of period	$10.45		$10.62		$10.79		$10.83		$10.69

Operations:
Net investment income	.48		.43		.38		.27		.45
Net realized and unrealized gains (losses) on investments	.11		(.17)		(.17)		(.04)		.14

Total from operations	.59		.26		.21		.23		.59

Distributions to Shareholders:
From net investment income	(.48)		(.43)		(.38)		(.27)		(.45)
From net realized gains	—		—		—		—		—

Total Distributions	(.48)		(.43)		(.38)		(.27)		(.45)

Net Asset Value:
End of period	$10.56		$10.45		$10.62		$10.79		$10.83

Total investment return (1)	5.81%		2.45%		1.93%		2.19%		5.60%

Net assets at end of period (000’s omitted)	$198,378		$234,395		$258,410		$287,442		$408,840

Ratios:
Expenses to average daily net assets (3)	0.80	% (2)	0.80	% (2)	0.80	% (2)	0.80	% (2)	0.80	% (2)
Net investment income to average daily net assets	4.61	% (2)	4.03	% (2)	3.51	% (2)	2.48	% (2)	3.98	% (2)
Portfolio turnover rate (excluding short-term securities)	43.98%		60.37%		36.64%		61.99%		77.06%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets for Fund net assets exceeding $50 million. However, during years ended March 31, 2007, 2006, 2005, 2004, and 2003, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .85%, .84%, .84%, .83%, and .83% for each of these periods and the ratio of net investment income to average daily net assets would have been 4.56%, 3.99%, 3.47%, 2.45%, and 3.95%, respectively.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Part B

Sit Tax-Free Income Fund

Financial Highlights

	Years Ended March 31,

	2007		2006		2005		2004

Net Asset Value:
Beginning of period	$9.72		$9.77		$9.90		$9.94

Operations:
Net investment income	.38		.37		.38		.42
Net realized and unrealized gains (losses) on investments	.00		(.05)		(.13)		(.04)

Total from operations	.38		.32		.25		.38

Distributions to Shareholders:
From net investment income	(.38)		(.37)		(.38)		(.42)
From net realized gains	—		—		—		—

Total distributions	(.38)		(.37)		(.38)		(.42)

Net Asset Value:
End of period	$9.72		$9.72		$9.77		$9.90

Total investment return (1)	4.00%		3.35%		2.54%		3.89%

Net assets at end of period (000’s omitted)	$377,549		$366,948		$353,868		$352,281

Ratios:
Expenses to average daily net assets (3)	0.77	% (2)	0.77	% (2)	0.77	% (2)	0.76	% (2)
Net investment income to average daily net assets	3.93	% (2)	3.81	% (2)	3.84	% (2)	4.23	% (2)
Portfolio turnover rate (excluding short-term securities)	50.67%		32.93%		41.29%		32.33%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the years ended March 31, 2007, 2006, 2005, 2004, and 2003, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 3.90%, 3.78%, 3.81%, 4.19%, and 4.49%, respectively.

(3)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Part B

Sit Minnesota Tax-Free Income Fund
Financial Highlights

	Years Ended March 31,

	2007	2006	2005	2004	2003

Net Asset Value:
Beginning of period	$10.12	$10.09	$10.26	$10.22	$9.99

Operations:
Net investment income	.42	.41	.44	.46	.47
Net realized and unrealized gains (losses) on investments	.09	.03	(.17)	.04	.23

Total from operations	.51	.44	.27	.50	.70

Distributions to Shareholders:
From net investment income	(.42)	(.41)	(.44)	(.46)	(.47)

Net Asset Value:
End of period	$10.21	$10.12	$10.09	$10.26	$10.22

Total investment return (1)	5.17%	4.46%	2.69%	4.99%	7.14%

Net assets at end of period (000’s omitted)	$288,922	$263,312	$233,034	$217,773	$219,368

Ratios:
Expenses to average daily net assets (2)	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income to average daily net assets	4.17%	4.07%	4.33%	4.47%	4.62%
Portfolio turnover rate (excluding short-term securities)	28.42%	54.91%	29.33%	27.31%	19.51%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Part B

Sit Florida Tax-Free Income Fund

Financial Highlights

				Three months Ended March 31, 2004
	Years Ended March 31,

	2007	2006	2005

Net Asset Value:
Beginning of period	$9.96	$9.94	$10.05	$10.00

Operations:
Net investment income	.36	.33	.29	.06
Net realized and unrealized gains (losses) on investments	.03	.02	(.11)	.05

Total from operations	.39	.35	.18	.11

Distributions to Shareholders:
From net investment income	(.36)	(.33)	(.29)	(.06)

Net Asset Value:
End of period	$9.99	$9.96	$9.94	$10.05

Total investment return (1)	3.97%	3.55%	1.84%	1.08%

Net assets at end of period (000’s omitted)	$3,734	$3,762	$3,173	$2,648

Ratios:
Expenses to average daily net assets	0.80%	0.80%	0.80%	0.80	% (2)
Net investment income to average daily net assets	3.59%	3.30%	2.93%	2.49	% (2)
Portfolio turnover rate (excluding short-term securities)	25.36%	58.46%	29.52%	3.45%

(1)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)	Adjusted to an annual rate.

Notice to Shareholders:

Pursuant to a plan approved by the shareholders of the Sit Florida Tax-Free Income Fund (“Florida Fund”), the Florida Fund will be dissolved and liquidated on or before December 31, 2007.

Part B

This page has been left blank intentionally.

Part B

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Sit Money Market Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Mutual Funds II, Inc.
Sit Mutual Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sit Money Market Fund, Inc., Sit U.S. Government Securities Fund, Inc., Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), Sit Minnesota Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Florida Tax-Free Income Fund (a series of Sit Mutual Funds Trust) (the “Funds”), as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, and Sit Florida Tax-Free Income Fund as of March 31, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, MN
May 16, 2007

Part B

Sit Mutual Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2006 to March 31, 2007.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Money Market Fund	(10/1/06)	(3/31/07)	(10/1/06 - 3/31/07)

Actual	$1,000	$1,024.30	$2.51

Hypothetical (5% return before expenses)	$1,000	$1,022.50	$2.51

* Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Part B

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
U.S. Government Securities Fund	(10/1/06)	(3/31/07)	(10/1/06 - 3/31/07)

Actual	$1,000	$1,029.60	$4.03

Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.03

* Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Tax-Free Income Fund	(10/1/06)	(3/31/07)	(10/1/06 - 3/31/07)

Actual	$1,000	$1,018.10	$3.85

Hypothetical (5% return before expenses)	$1,000	$1,021.15	$3.86

* Expenses are equal to the Fund’s annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Minnesota Tax-Free Income Fund	(10/1/06)	(3/31/07)	(10/1/06 - 3/31/07)

Actual	$1,000	$1,019.80	$4.01

Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.01

* Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Florida Tax-Free Income Fund	(10/1/06)	(3/31/07)	(10/1/06 - 3/31/07)

Actual	$1,000	$1,016.40	$4.00

Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.01

* Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

Part B

Sit Mutual Funds
Federal Tax Information (Unaudited)

     We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)

Money Market Fund

April 30, 2006	$0.00332		$—
May 31, 2006	0.00401		—
June 30, 2006	0.00378		—
July 31, 2006	0.00409		—
August 31, 2006	0.00412		—
September 30, 2006	0.00381		—
October 31, 2006	0.00424		—
November 30, 2006	0.00396		—
December 31, 2006	0.00382		—
January 31, 2007	0.00441		—
February 28, 2007	0.00365		—
March 31, 2007	0.00398		—

	$0.04721	(c)	$0.00000

Tax-Free Income Fund

April 30, 2006	$0.02868		$—
May 31, 2006	0.03299		—
June 30, 2006	0.03080		—
July 31, 2006	0.03176		—
August 31, 2006	0.03197		—
September 30, 2006	0.03065		—
October 31, 2006	0.03354		—
November 30, 2006	0.03140		—
December 31, 2006	0.03127		—
January 31, 2007	0.03575		—
February 28, 2007	0.02993		—
March 31, 2007	0.03296		—

	$0.38171	(d)	$0.00000

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)

U.S. Government Securities Fund

April 30, 2006	$0.03184		$—
May 31, 2006	0.04317		—
June 30, 2006	0.03954		—
July 31, 2006	0.04048		—
August 31, 2006	0.04166		—
September 30, 2006	0.03866		—
October 31, 2006	0.04403		—
November 30, 2006	0.03966		—
December 31, 2006	0.03852		—
January 31, 2007	0.04232		—
February 28, 2007	0.04129		—
March 31, 2007	0.04159		—

	$0.48275	(c)	$0.00000

Minnesota Tax-Free Income Fund

April 30, 2006	0.03372		—
May 31, 2006	0.03816		—
June 30, 2006	0.03474		—
July 31, 2006	0.03570		—
August 31, 2006	0.03736		—
September 30, 2006	0.03340		—
October 31, 2006	0.03677		—
November 30, 2006	0.03502		—
December 31, 2006	0.03331		—
January 31, 2007	0.03847		—
February 28, 2007	0.03265		—
March 31, 2007	0.03495		—

	$0.42425	(d)	$0.00000

Part B

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)

Florida Tax-Free Income Fund

April 30, 2006	$0.02664		$—
May 31, 2006	0.03065		—
June 30, 2006	0.02886		—
July 31, 2006	0.03010		—
August 31, 2006	0.03070		—
September 30, 2006	0.02889		—
October 31, 2006	0.03219		—
November 30, 2006	0.02984		—
December 31, 2006	0.02946		—
January 31, 2007	0.03296		—
February 28, 2007	0.02819		—
March 31, 2007	0.03017		—

	$0.35864	(d)	$0.00000

(a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)	Taxable as long-term gain.

(c)	Taxable as dividend income and does not qualify for deduction by corporations or reduced dividend income tax rate for individuals.

(d)

100% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

Part B

Sit Mutual Funds

Information about Directors and Officers

The Sit Mutual Funds are a family of no-load mutual funds. The Bond Funds described in this Bond Funds Annual Report are the Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, and Sit Florida Tax-Free Income Fund (the “Funds” or individually, a “Fund”). The stock funds within the Sit Mutual Fund family are described in a Stock Funds Statement of Additional Information (SAI). The Sit Money Market Fund, Sit U.S. Government Securities Fund, the corporate issuer of the Sit Florida Tax-Free Income Fund and the corporate issuer of the Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)

INTERESTED DIRECTORS:

Eugene C. Sit (2) Age: 68	Director and Chairman	Director since inception.	Chairman, CEO and CIO of Sit Investment Associates, Inc. (the “Adviser”) and Sit/ Kim International Investment Associates, Inc. (“Sit/Kim”); Director of SIA Securities Corp. (the “Distributor”), and Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”).	14	Corning Incorporated; Smurfit – Stone Container Corporation

William E. Frenzel (2) Age: 78	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Advisory Director of the Adviser; Director of Sit/Kim and SF.	14	None

INDEPENDENT DIRECTORS:

Sidney L. Jones Age: 73	Director	Director since 1988 to 1989 and since 1993 or the Fund’s inception if later.	Lecturer, Washington Campus Consortium of 17 Universities; Senior Advisor to Lawrence and Co., Toronto, Canada (investment management).	14	None

Part B

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)

John P. Fagan Age: 76	Director	Director since 2006 or the Fund’s inception, if later.	Honorary member on Board of St. Joseph’s College in Rensselaer, Indiana.	14	None

Donald W. Phillips Age: 58	Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	14	None

Melvin C. Bahle Age: 88	Director	Director since 2005; Director Emeritus since 1995.	Director and/or officer of several foundations and charitable organizations.	14	None

OFFICERS:

Peter L. Mitchelson Age: 65	Vice Chairman	Re-Elected by the Boards annually; Officer since inception.	Director and Vice Chairman of the Adviser; Director and Executive Vice President of Sit/Kim; Director of the Distributor; and Vice Chairman of SF; Director of the Sit Funds through 4/30/02.	N/A	N/A

Michael C. Brilley Age: 61	Senior Vice President	Re-Elected by the Boards annually; Officer since 1985.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director, President and Chief Fixed- Income Officer of SF. Director of the Sit Funds (Bond Funds only) through 4/30/02.	N/A	N/A

Roger J. Sit (3) Age: 45	Executive Vice President	Re-Elected by the Boards annually; Officer since 1998.	Director and President of the Adviser; Director, President, COO, and Deputy CIO of Sit/Kim.	N/A	N/A

Debra A. Sit (3) Age: 46	Vice President– Investments	Re-Elected by the Boards annually; Officer since 1994.	Vice President – Bond Investments of the Adviser; Senior Vice President, Assistant Treasurer and Assistant Secretary of SF; Assistant Treasurer and Assistant Secretary of Sit/Kim.	N/A	N/A

Part B

Sit Mutual Funds

Information about Directors and Officers (Continued)

Name, Address, and Age	Position(s) Held With Fund	Term of Office(1) and length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)

Bryce A. Doty Age: 40	Vice President – Investments.	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A

Paul J. Junquist Age: 45	Vice President – Investments	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A

Mark H. Book Age: 43	Vice President – Investments	Re-Elected by the Boards annually; Officer since 2002.	Vice President and Portfolio Manager of SF.	N/A	N/A

Paul E. Rasmussen Age: 46	Vice President and Treasurer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President & Treasurer of the Distributor.	N/A	N/A

Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 61	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP	N/A	N/A

Carla J. Rose Age: 40	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF.	N/A	N/A

Kelly K. Boston Age: 38	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser.	N/A	N/A

1) Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.

2) Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is an director and shareholder of the Fund’s investment adviser.

3) Mr. Roger Sit is the son of Eugene C. Sit. Ms. Debra Sit is the daughter of Eugene C. Sit.

4) Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

Part B

Sit Mutual Funds

Additional Information

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 23, 2006 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period of the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; Sit U.S. Government Securities Fund, Inc. dated November 1, 1992; Sit Money Market Fund, Inc. dated November 1, 1992; and Sit Mutual Funds Trust dated December 15, 2003 (the “Advisory Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks investment grade securities with a special emphasis on interest

Part B

Sit Mutual Funds

Additional Information (Continued)

income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income. The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior founding professionals are actively involved in the investment process and have led the organization since its inception in 1981 which has provided not only organizational stability, but a consistent portfolio management style. The senior professionals of SIA are among the most experienced professionals in the industry.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $6.9 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Part B

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements, both before and after the voluntary waiver of fees by SIA with respect to the Tax-Free Income Fund, U.S. Government Fund and Money Market Fund. The Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. It was noted that three of the fixed-income funds have tiered investment fee schedules after SIA’s voluntary fee waiver. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the limited size of the Funds, negotiating a graduated fee structure for each Fund is unnecessary since it is unlikely that the size of the Funds will increase enough to justify a graduated fee schedule within the near future.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Part B

A Look at Sit Mutual Funds

          Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6.9 billion for some of America’s largest corporations, foundations and endowments.

          Sit Mutual Funds are comprised of fourteen no-load Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:

•	Free telephone exchange
•	Dollar-cost averaging through an automatic investment plan
•	Electronic transfer for purchases and redemptions
•	Free checkwriting privileges on Bond Funds
•	Retirement accounts including IRAs and 401(k) plans

Part B

A N N U A L  R E P O R T  B O N D  F U N D S
One Year Ended March 31, 2007

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
80 South Eight Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND
DISBURSING AGENT
PFPC, Inc.
P.O. Box 9763
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney LLP
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402

www.sitfunds.com

Part B

PART C

FORM N-14

OTHER INFORMATION

SIT MUTUAL FUNDS II, INC.

Item 15. Indemnification.

Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A.

Item 16. Exhibits.

(1)	Articles of Incorporation.

Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement.

(2)	Bylaws.

Incorporated by reference to the Registrant’s original Registration Statement.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.

Attached as Exhibit A to the Prospectus/Proxy Statement included in Part A of this Registration Statement on Form N-14.

(5)	Not Applicable.

(6)	Investment Management Agreement.

Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement.

(7)	Underwriting and Distribution Agreement.

Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement.

(8)	Not applicable.

(9)	Custodian Agreement.

Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement.

(10)	Not applicable.

(11)	Opinion and consent of Dorsey & Whitney LLP as to the legality of the securities being registered.

Filed herewith.

(12)	Opinion and consent of Dorsey & Whitney LLP supporting the tax matters discussed in the prospectus.

To be filed by post-effective amendment.

(13)(a)	Transfer Agency and Services Agreement.

Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement.

(13)(b)	Accounting Services Agreement.

Incorporated by reference to Post-Effective Amendment No. 29 to the Fund’s Registration Statement.

(14)	Consent of KPMG LLP with respect to financial statements of Registrant.

Filed herewith.

(15)	Not applicable.

(16)	Power of Attorney pursuant to which the name of any person has been signed to the registration statement.

Filed herewith.

And

(17)(a)	Prospectus for Florida Tax-Free Income Fund and Tax-Free Income Fund dated August 1, 2006.

Attached as Exhibit B to the Prospectus/Proxy Statement included in Part A of this Registration Statement on Form N-14.

(17)(b)	Statement of Additional Information for Florida Tax-Free Income Fund and Tax-Free Income Fund dated August 1, 2006.

Attached as Exhibit A to the Statement of Additional Information included in Part B of this Registration Statement on Form N-14.

(17)(c)	Annual Report for Florida Tax-Free Income Fund and Tax-Free Income Fund for the fiscal year ended March 31, 2007.

Attached as Exhibit B to the Statement of Additional Information included in Part B of this Registration Statement on Form N-14.

(17(d)	Proxy for Special Meeting of Shareholders to be held on July 27, 2007.

Filed herewith.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Minneapolis, and the State of Minnesota on the 8th day of June, 2007.

SIT MUTUAL FUNDS II, INC.

By	/s/ Eugene C. Sit
Name:	Eugene C. Sit
Title:	Chairman

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
/s/ Eugene C. Sit	Chairman (principal executive officer/director)	June 8, 2007
Eugene C. Sit

/s/ Paul E. Rasmussen	Treasurer (principal financial/accounting officer)	June 8, 2007
Paul E. Rasmussen

/s/ * Melvin C. Bahle	Director	June 8, 2007
Melvin C. Bahle

/s/ * William E. Frenzel	Director	June 8, 2007
William E. Frenzel

/s/ * John P. Fagan	Director	June 8, 2007
John P. Fagan

/s / * Sidney L. Jones	Director	June 8, 2007
Sidney L. Jones

/s/ * Bruce C. Lueck	Director	June 8, 2007
Bruce C. Lueck

/s/ * Donald W. Phillips	Director	June 8, 2007
Donald W. Phillips

*By	/s/ Eugene C. Sit
Eugene C. Sit, Attorney-in-fact (Pursuant to Powers of Attorney filed previously with the Commission)

EXHIBIT INDEX

FORM N-14

Exhibit No.	Name of Exhibit	Page No.

(11)	Opinion and Consent of Dorsey & Whitney LLP as to legality of securities being registered	C-5

(14)	Consent of KPMG with respect to financial Statements of Registrant	C-6

(16)	Power of Attorney	C-7

(17d)	Proxy	C-8